UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4676

Harbor Funds

(Exact name of registrant as specified in charter)

111 South Wacker Drive, 34th Floor

Chicago, Illinois 60606-4302

(Address of principal executive offices) (Zip code)

David G. Van Hooser	With a copy to:
HARBOR FUNDS	Christopher P. Harvey, Esq.
111 South Wacker Drive, 34th Floor	Dechert LLP
Chicago, Illinois 60606-4302	200 Clarendon Street – 27th Floor
.	Boston, MA 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 443-4400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2009

ITEM 1 – REPORTS TO STOCKHOLDERS

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Harbor Funds’ 2009 Semi-Annual Report included.

Semi-Annual Report

April 30, 2009

Domestic Equity Funds

Growth Funds

Harbor Capital Appreciation Fund

Harbor Mid Cap Growth Fund

Harbor Small Cap Growth Fund

Harbor Small Company Growth Fund

Value Funds

Harbor Large Cap Value Fund

Harbor Mid Cap Value Fund

Harbor SMID Value Fund

Harbor Small Cap Value Fund

Fees and Expense Example	83

Additional Information

PROXY VOTING	86

QUARTERLY PORTFOLIO DISCLOSURES	86

ADVISORY AGREEMENT APPROVALS	86

TRUSTEES AND OFFICERS	93

Harbor Domestic Equity Funds

SEMI-ANNUAL REPORT OVERVIEW (Unaudited)

The first half of Harbor Funds’ fiscal year ended April 30, 2009. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The unmanaged indices do not reflect fees and expenses and are not available for direct investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

	Unannualized Total Return 6 Months Ended April 30, 2009
	Institutional Class	Administrative Class	Investor Class
GROWTH FUNDS
Harbor Capital Appreciation Fund	2.21%	2.10%	2.05%
Harbor Mid Cap Growth Fund	-5.51	-5.55	-5.42
Harbor Small Cap Growth Fund	-5.92	-6.02	-6.10
Harbor Small Company Growth Fund	-0.57	-0.76	-0.76
VALUE FUNDS
Harbor Large Cap Value Fund	-12.39	-12.55	-12.65
Harbor Mid Cap Value Fund	-0.91	-0.93	-1.17
Harbor SMID Value Fund	-6.14	-6.26	-6.21
Harbor Small Cap Value Fund	-7.66	-7.74	-7.80

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2009
Wilshire 5000; entire U.S. stock market	-6.97%
Standard & Poor’s 500 (S&P 500); large cap, domestic equity	-8.53
Russell 1000® Growth; large cap, domestic equity	-1.52
Russell Midcap® Growth; domestic equity	2.71
Russell 2000® Growth; small cap, domestic equity	-3.77
Russell 1000® Value; large cap, domestic equity	-13.27
Russell Midcap® Value; domestic equity	-6.14
Russell 2500TM Value; small/mid cap, domestic equity	-8.12
Russell 2000® Value; small cap, domestic equity	-12.60

Harbor Domestic Equity Funds

SEMI-ANNUAL REPORT OVERVIEW—Continued

	EXPENSE RATIOS[1]					Morningstar Average[2]
	2005*	2006*	2007*	2008*	2009[d]
GROWTH FUNDS
Harbor Capital Appreciation Fund
Institutional Class	0.68%	0.67%	0.66%	0.67%	0.69%	0.99%
Administrative Class	0.92	0.92	0.92	0.92	0.94	1.10
Investor Class	1.10	1.07	1.04	1.05	1.06	1.11
Harbor Mid Cap Growth Fund
Institutional Class	0.95%	0.94%	0.89%	0.87%	0.91%	1.10%
Administrative Class	1.18	1.18	1.14	1.12	1.16	1.27
Investor Class	1.38	1.32	1.27	1.25	1.28	1.28
Harbor Small Cap Growth Fund
Institutional Class	0.84%	0.82%	0.82%	0.84%	0.87%	1.29%
Administrative Class	1.09	1.07	1.07	1.09	1.12	1.44
Investor Class	1.27	1.22	1.20	1.21	1.24	1.44
Harbor Small Company Growth Fund
Institutional Class	N/A	0.92%[a,b]	0.87%	0.87%	0.87%	1.29%
Administrative Class	N/A	1.18 [a,b]	1.11	1.12	1.12	1.44
Investor Class	N/A	1.31 [a,b]	1.25	1.24	1.24	1.44
VALUE FUNDS
Harbor Large Cap Value Fund
Institutional Class	0.70%	0.68%	0.68%	0.68%	0.71%	0.96%
Administrative Class	0.95	0.93	0.93	0.93	0.96	1.12
Investor Class	1.10	1.08	1.06	1.05	1.07	1.12
Harbor Mid Cap Value Fund
Institutional Class	0.95%	0.95%	0.95%	0.95%	0.98%	1.10%
Administrative Class	1.18	1.18	1.19	1.20	1.23	1.29
Investor Class	1.38	1.32	1.33	1.32	1.35	1.29
Harbor SMID Value Fund
Institutional Class	N/A	N/A	0.95%[a,c]	0.95%	0.95%	1.16%
Administrative Class	N/A	N/A	1.20%[a,c]	1.20	1.20	1.29
Investor Class	N/A	N/A	1.33%[a,c]	1.32	1.32	1.30
Harbor Small Cap Value Fund
Institutional Class	0.83%	0.83%	0.83%	0.84%	0.84%	1.20%
Administrative Class	1.08	1.08	1.08	1.09	1.09	1.35
Investor Class	1.26	1.23	1.21	1.22	1.21	1.35

*	Audited
1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (See Financial Highlights).
2	Institutional Class comparison includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the April 30, 2009 Morningstar Universe with the same investment style as the comparable Harbor Funds’ portfolio. Administrative and Investor Class comparisons includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the April 30, 2009 Morningstar Universe, excluding the Institutional Share Class Funds, with the same investment style as the comparable Harbor Funds’ portfolio.
a	Annualized.
b	For the period February 1, 2006 (inception) through October 31, 2006.
c	For the period May 1, 2007 (inception) through October 31, 2007.
d	Unaudited annualized figures for the six-month period ended April 30, 2009.

Letter from the Chairman

David G. Van Hooser Chairman

Dear Fellow Shareholder:

The first four months of fiscal 2009 were marked by very difficult equity markets worldwide. Weakening economies, growing unemployment, and continued efforts by governments around the world to stimulate their economies and support financial institutions weakened by the credit crisis created an environment that suggested the equity markets could continue to decline. On March 9, 2009, the domestic equity markets hit lows last experienced in 1997. The financial news seemed to be mostly negative with few positives to suggest a near term market recovery. Just when it seemed that equity markets would continue to decline, they started to recover. In the remaining seven weeks of the fiscal half-year, equity markets rallied sharply, recovering about two-thirds of the declines that had occurred from the start of the fiscal year.

The Wilshire 5000 Index, a broad measure of the U.S. stock market, fell by more than 30% from the start of the fiscal year through early March before recovering in the last seven weeks of the fiscal first-half to finish down by -6.97% for the six months ended April 30, 2009. Mid capitalization stocks beat their large cap and small cap counterparts, and growth-oriented stocks substantially outperformed value stocks.

Stock markets outside the U.S. followed the same general pattern as the domestic stock market. The MSCI EAFE Index of stocks in developed international markets was down by more than 25% through early March and then began to recover, ending the fiscal half-year with a return of -2.64% in U.S. dollars. In contrast to the domestic equity markets, the MSCI EAFE value stocks outperformed growth stocks. Emerging markets, which in the prior year had been one of the hardest hit segments of the global equity universe, mounted a strong recovery, with the MSCI Emerging Markets Index up 17.38%.

Commodity prices trended downward, as concerns about the strength of economies around the world caused a decline in energy and other commodity prices. As with the equity markets, commodities recovered a portion of their losses in the last two months of the fiscal half-year as investors started to become more hopeful that a deep, worldwide recession could be avoided.

The fixed income markets had a solid fiscal half year. As credit markets slowly began to show signs of improving, yield spreads narrowed as fixed income investors began to express at least some modest willingness to accept risk. The high-yield bond market, down by more than 25% in the fiscal year ended October 31, 2008, was the best overall performing asset class in the fiscal first half, with a return of more than 15%. The broad investment grade taxable bond market was up over 7%. The Federal Reserve reduced its target for the short term federal funds rate to an all time low of 0 to 0.25%. As a result of the actions of the Federal Reserve and increased investor demand for safer, short term investments, money market yields continued to decline.

	RETURNS FOR PERIODS ENDED APRIL 30, 2009
	Unannualized		Annualized
	6 months	1 year	5 years	10 years	30 years
Domestic Equities
Wilshire 5000 (entire U.S. stock market)	-6.97%	-34.37%	-1.86%	-1.51%	10.54%
S&P 500 (large cap stocks)	-8.53	-35.31	-2.70	-2.48	10.63
Russell Midcap® (mid cap stocks)	-1.64	-36.03	0.01	3.00	12.13
Russell 2000® (small cap stocks)	-8.40	-30.74	-1.45	2.53	10.07
Russell 3000® Growth	-1.68	-31.46	-2.32	-4.15	9.41
Russell 3000® Value	-13.21	-38.61	-2.42	-0.08	11.23

International & Global
MSCI EAFE (foreign stocks)	-2.64	-42.76	0.66	-0.03	8.72
MSCI World (global stocks)	-5.44	-39.33	-1.02	-1.57	8.88

Strategic Markets
Dow Jones-UBS Commodity Index Total ReturnSM	-16.13	-46.50	-2.76	6.02	N/A

Fixed Income
Merrill Lynch High-Yield Master II (high-yield bonds)	15.20	-14.69	2.01	3.28	N/A
Barclays Capital Aggregate (domestic bonds)	7.74	3.84	4.78	5.71	8.59
Merrill Lynch 3-Month U.S. T-Bill (proxy for money market returns)	0.18	1.13	3.20	3.31	6.27

Harbor Domestic Equity Funds

In a difficult environment for domestic equities, six of the eight Harbor domestic equity funds were able to outperform their respective benchmarks. The Harbor Mid Cap Value, Harbor Small Cap Value, Harbor Capital Appreciation and Harbor Small Company Growth funds outperformed their respective benchmarks by 300 basis points or more.

As always, we encourage investors to maintain a long-term focus in evaluating their portfolios. Comments by the portfolio managers of each domestic equity fund can be found beginning on page 5.

Investment Strategies

The fiscal first half had a significant decline in equity markets followed by a sharp, partial recovery. The sharp recovery started when few prognosticators were projecting a near term recovery, a reminder of the uncertainty of markets and the difficulty of projecting what markets will do next.

The significant declines from the October 2007 broad equity market highs have caused some investors to reevaluate their overall asset allocations. Such reevaluations are healthy. We encourage all investors to hold a diversified portfolio of equity, fixed income, and money market funds. The percentages an investor holds of equity, fixed income, and money market funds in their asset allocation should be consistent with each investor’s financial objectives, risk tolerance, and time horizon.

Harbor Funds offers a number of equity, strategic markets, and fixed income funds to help investors develop an asset allocation plan to meet their investment goals.

Thank you for your investment in Harbor Funds.

June 16, 2009

David G. Van Hooser

Chairman

Harbor Capital Appreciation Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Jennison Associates LLC

466 Lexington Avenue

New York, NY 10017

PORTFOLIO MANAGER

Spiros Segalas

Since 1990

Jennison has subadvised the Fund since 1990.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Mid to large cap growth stocks.

Spiros Segalas

Management’s Discussion of Fund Performance

MARKET REVIEW

Global economic activity declined sharply during the six months ended April 30, 2009, as the most severe recession in recent history deepened. Manufacturing activity stalled, unemployment rose, and news on the U.S. housing market remained glum. Financial market liquidity conditions showed some improvement from the panicked conditions of the preceding months, but neither borrowers’ demand for funds nor lenders’ willingness to lend approached normal levels. Inflation worries dissipated as commodity prices fell sharply. Corporations across the globe reduced their profit expectations and announced significant workforce and capital-expenditure cuts.

President Obama moved swiftly after his January inauguration to address the economic crisis and place his stamp on public policy. The Treasury Department introduced a broad new set of credit-stimulus programs concurrent with initiatives to peel away layers of distressed bank loans through a public-private investment partnership while simultaneously laying the groundwork for regulatory overhaul. At the same time, additional capital was directly injected into Citibank and Bank of America as part of a move to stabilize institutions considered too big to fail. The administration and Congress moved with record speed to formulate and pass an almost $800 billion fiscal stimulus package. Work to fundamentally reform health care and improve education resulted in proposed tax-rate increases and significant deficit spending in a time of drastic revenue shortfalls at both state and federal levels.

Despite weak undercurrents, signs emerged that the U.S. economy was beginning to stabilize at low levels of activity as the fiscal half-year drew to a close. While likely reflecting forced sales at below-market prices due to foreclosure proceedings and record-low mortgage rates, the rate of housing sales increased in some of the hardest-hit areas. The pace of manufacturing declines moderated, and retail sales trends became less discouraging. An upturn in the labor market, though, seemed months away.

PERFORMANCE

Harbor Capital Appreciation Fund advanced 2.21% (Institutional Class), 2.10% (Administrative Class), and 2.05% (Investor Class) in the six months ended April 30, 2009, outperforming the Russell 1000® Growth benchmark, which fell -1.52%, and the broader market as measured by the S&P 500 Index, which declined -8.53%. The Russell 1000® Growth benchmark’s materials, consumer discretionary, information technology, and telecommunication services sectors gained ground, while financials, energy, and utilities fell the most.

Stock selection contributed broadly to the Fund’s outperformance, especially in information technology, where Blackberry maker Research in Motion and Apple made strong advances. Research in Motion’s sales growth remained robust, as its smart phones fared well in the tough macroeconomic environment. We believe the company should continue to gain market share. Apple rose on better-than-expected holiday and first-quarter iPod and iPhone sales. Despite the weak economy, the company continues to gain share in large markets while generating significant amounts of cash. We believe its creativity and innovation in product design and marketing will continue to drive share gains. In the consumer discretionary sector, Amazon.com was a performer of note. The world’s largest online retailer reported strong earnings in the wake of its biggest holiday

Harbor Capital Appreciation Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Google Inc. Cl. A	5.3%

Qualcomm Inc.	4.8%

Gilead Sciences Inc.	4.0%

Cisco Systems Inc.	3.6%

Amazon.com Inc.	3.4%

Research In Motion Ltd.	3.4%

VISA Inc.	3.3%

Apple Inc.	3.1%

Goldman Sachs Group Inc.	3.0%

Monsanto Co.	3.0%

season ever, even as other retailers felt the brunt of the recession. The company’s results reflect an ongoing secular shift toward e-commerce as well as Amazon’s continued market share gains.

Health care holdings Mylan and Genentech were also key contributors to outperformance relative to the benchmark. Generic drug manufacturer Mylan’s strong earnings reflected the integration benefits of recent mergers. The global economic slowdown is expected to boost demand for generic medicines as consumers and governments look to cut costs. Biotechnology leader Genentech rose when its majority shareholder, Roche, offered to acquire the remaining interest in the company it didn’t already own at a premium to the prevailing market price.

Holdings in the industrials sector posted the Fund’s biggest declines. Defense contractor Raytheon was hit by concerns that the pace of future defense spending might be affected by the tight federal budget. We believe its core programs are well supported by current spending and international sales. We expected tight track capacity to support Union Pacific’s earnings, but the rail freight carrier was hurt by decelerating demand trends. We eliminated our position in the stock in January.

OUTLOOK AND STRATEGY

After months of persistently negative data, a number of economic reports released in March and April suggest a slowing in the pace of U.S. economic decline. While year-over-year GDP growth is probably still several quarters away, these early signs could foreshadow stabilization. Global fiscal stimulus programs are expected to foster renewed economic activity, and indications of easing in credit markets are likewise encouraging.

Many of the companies we hold beat reduced first-quarter forecasts; however, we continue to evaluate earnings prospects closely. Earnings projections for the broad market may begin to bottom as we move toward midyear. We expect our portfolio holdings to post flat earnings in the aggregate in 2009, which would compare favorably to significantly negative year-over-year earnings estimates for the Russell 1000® Growth and S&P 500 indices. We have reduced our significant overweight in health care, in part due to the conclusion of the Roche tender offer for long-time holding Genentech.

We continue to focus on the financial strength of the companies we hold. In our view, the ability to generate free cash flow will become an increasingly important advantage in an economic environment characterized by reduced leverage and higher borrowing costs. We are less optimistic about the labor market, which has important implications for the shape and pace of recovery over time. However, given the anticipatory nature of stock markets, we believe that equity prices are likely to turn before the full brunt of the recession is felt.

This report contains the current opinions of Jennison Associates LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Capital Appreciation Fund

FUND SUMMARY—April 30, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	012

Cusip	411511504

Ticker	HACAX

Inception Date	12/29/1987

Net Expense Ratio	0.69%[a]

Total Net Assets (000s)	$5,606,121

ADMINISTRATIVE CLASS

Fund #	212

Cusip	411511827

Ticker	HRCAX

Inception Date	11/01/2002

Net Expense Ratio	0.94%[a]

Total Net Assets (000s)	$225,303

INVESTOR CLASS

Fund #	412

Cusip	411511819

Ticker	HCAIX

Inception Date	11/01/2002

Net Expense Ratio	1.06%[a]

Total Net Assets (000s)	$490,952

a	Annualized.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)*	$57,355	$54,123

Price/Earning Ratio (P/E)*	37.6x	18.1x

Price/Book Ratio (P/B)*	3.8x	3.5x

Beta vs. Russell 1000® Growth Index**	0.92	1.00

Portfolio Turnover Rate—Unannualized	34%	N/A
(6-Month Period Ended 04/30/2009)

*	Source: FactSet.

**	Source: ©2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio; individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

(Excludes short-term investments)

Harbor Capital Appreciation Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/1999 through 04/30/2009

The graph compares a $50,000 investment in the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Capital Appreciation Fund
Institutional Class	2.21%	-27.31%	-0.19%	-2.31%	12/29/1987	$39,578
Comparative Indices
Russell 1000® Growth	-1.52%	-31.57%	-2.39%	-4.40%	—	$31,882
S&P 500	-8.53%	-35.31%	-2.70%	-2.48%	—	$38,897

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 04/30/2009

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Capital Appreciation Fund
Administrative Class	2.10%	-27.49%	-0.43%	3.01%	11/01/2002	$12,124
Investor Class	2.05%	-27.57%	-0.58%	2.81%	11/01/2002	$11,971
Comparative Indices
Russell 1000® Growth	-1.52%	-31.57%	-2.39%	1.82%	—	$11,243
S&P 500	-8.53%	-35.31%	-2.70%	1.75%	—	$11,196

As stated in the Fund’s current prospectus, the expense ratios were 0.70% (Institutional Class); 0.95% (Administrative Class); and 1.07% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.
b	Unannualized.

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—April 30, 2009 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 1.7%)

COMMON STOCKS—98.3%

Shares		Value (000s)

AEROSPACE & DEFENSE—3.0%
1,395,600	Lockheed Martin Corp.	$109,596
1,753,300	Raytheon Co.	79,302

		188,898

BEVERAGES—1.8%
2,235,450	PepsiCo Inc.	111,236

BIOTECHNOLOGY—6.2%
2,466,200	Celgene Corp.*	105,356
5,581,200	Gilead Sciences Inc.*	255,619
1,069,200	Vertex Pharmaceuticals Inc.*	32,953

		393,928

CAPITAL MARKETS—4.9%
6,690,000	Charles Schwab Corp.	123,631
1,459,800	Goldman Sachs Group Inc.	187,585

		311,216

COMMON STOCKS—Continued

Shares		Value (000s)

CHEMICALS—3.3%
2,208,200	Monsanto Co.	$187,454
248,100	Potash Corporation of Saskatchewan Inc.(CAN)	21,458

		208,912

COMMUNICATIONS EQUIPMENT—11.8%
11,747,890	Cisco Systems Inc.*	226,969
7,211,230	Qualcomm Inc.	305,180
3,043,500	Research In Motion Ltd.*	211,523

		743,672

COMPUTERS & PERIPHERALS—7.4%
1,576,702	Apple Inc.*	198,396
3,654,600	Hewlett-Packard Co.	131,492
1,311,700	International Business Machines Corp.	135,381

		465,269

ELECTRICAL EQUIPMENT—1.0%
352,300	First Solar Inc.*	65,982

ENERGY EQUIPMENT & SERVICES—1.7%
1,363,400	Schlumberger Ltd.	66,793
2,300,500	Weatherford International Ltd.*	38,257

		105,050

FOOD & STAPLES RETAILING—7.0%
8,378,119	Cadbury plc (UK)	62,900
2,288,993	Costco Wholesale Corp.	111,245
3,385,200	CVS/Caremark Corp.	107,582
3,186,400	Wal-Mart Stores Inc.	160,594

		442,321

HEALTH CARE EQUIPMENT & SUPPLIES—4.2%
1,345,591	Alcon Inc.	123,808
2,946,800	Baxter International Inc.	142,920

		266,728

HEALTH CARE PROVIDERS & SERVICES—2.3%
3,281,800	Medco Health Solutions Inc.*	142,922

HOUSEHOLD PRODUCTS—1.4%
1,475,200	Colgate-Palmolive Co.	87,037

INTERNET & CATALOG RETAIL—3.4%
2,685,600	Amazon.com Inc.*	216,245

INTERNET SOFTWARE & SERVICES—5.8%
150,400	Baidu.com Inc. Sponsored ADR (CHN)*[1]	35,028
839,500	Google Inc. Cl. A*	332,417

		367,445

IT SERVICES—5.5%
921,789	Infosys Technologies Ltd. ADR (IND)[1]	28,400
600,862	Mastercard Inc.	110,228
3,202,300	VISA Inc.	208,022

		346,650

LIFE SCIENCE TOOLS & SERVICES—0.3%
584,499	Thermo Fisher Scientific Inc.*	20,504

MEDIA—1.6%
4,683,100	Walt Disney Co.	102,560

MULTILINE RETAIL—1.1%
1,592,163	Kohl’s Corp.*	72,205

OIL, GAS & CONSUMABLE FUELS—5.8%
2,044,200	Occidental Petroleum Corp.	115,068
1,924,300	Petroleo Brasileiro SA ADR[1] (BR)	64,599

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

OIL, GAS & CONSUMABLE FUELS—Continued
3,212,000	Southwestern Energy Co.*	$115,182
2,159,800	XTO Energy Inc.	74,859

		369,708

PHARMACEUTICALS—7.4%
1,912,400	Abbott Laboratories	80,034
3,467,528	Mylan Inc.*	45,945
3,473,000	Roche Holdings AG Sponsored ADR (SWS)[1]	109,851
1,363,790	Shire plc ADR (UK)[1]	50,828
4,102,600	Teva Pharmaceutical Industries Ltd. ADR[1]	180,063

		466,721

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.9%
7,285,700	Applied Materials Inc.	88,958
6,751,960	Intel Corp.	106,546
1,856,200	KLA-Tencor Corp.	51,491

		246,995

SOFTWARE—5.5%
4,516,750	Adobe Systems Inc.*	123,533
3,716,240	Microsoft Corp.	75,291
4,444,900	Oracle Corp.	85,965
1,637,700	SAP AG Sponsored ADR (GER)[1]	62,380

		347,169

COMMON STOCKS—Continued

Shares		Value (000s)

SPECIALTY RETAIL—0.3%
836,900	Staples Inc.	$17,257

TEXTILES, APPAREL & LUXURY GOODS—1.7%
2,012,334	Nike Inc. Cl. B	105,587

TOTAL COMMON STOCKS (Cost $6,001,417)		6,212,217

SHORT-TERM INVESTMENTS—2.2%
(Cost $141,717)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$141,717	Repurchase Agreement with State Street Corp. dated April 30, 2009 due May 1, 2009 at 0.010% collateralized by Federal National Mortgage Association (market value $141,717)	141,717

TOTAL INVESTMENTS—100.5% (Cost $6,143,134)		6,353,934

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.5)%		(31,558)

TOTAL NET ASSETS—100.0%		$6,322,376

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2009, based on the inputs used to value them.

Valuation Description	Investments in Securities
Level 1—Quoted Prices	$6,212,217
Level 2—Other Significant Observable Inputs	141,717
Level 3—Significant Unobservable Inputs	—

Total	$6,353,934

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

BR	Brazil.

CAN	Canada.

CHN	China.

GER	Germany.

IND	India.

SWS	Switzerland.

UK	United Kingdom.

The accompanying notes are an integral part of the financial statements.

Harbor Mid Cap Growth Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Wellington Management Company, LLP

75 State Street

Boston, MA 02109

PORTFOLIO MANAGER

Michael T. Carmen, CFA, CPA

Since 2005

EQUITY RESEARCH ANALYST

Mario E. Abularach,

CFA

Since 2006

Wellington Management has subadvised the Fund since September 20, 2005.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Mid cap companies with significant capital appreciation potential.

Michael T. Carmen

Management’s Discussion of Fund Performance

MARKET REVIEW

Ongoing turmoil in the credit markets, a lowering of corporate earnings estimates, and continued home price declines have created persistent headwinds for equity markets over the past year. After plunging in calendar year 2008 and early in 2009, global equities rebounded sharply in March and April as favorable news from a few large global banks signaled to investors that the troubled financials sector could be starting to stabilize. Investor fears of a crippling recession gave way to hope that the worst of the downturn could be near and that massive U.S. government stimulus spending and Federal Reserve actions would lead to an economic recovery.

In this environment, the Russell Midcap® Growth Index recouped the declines incurred in late 2008 and early 2009 to end the fiscal half-year with a positive return of 2.71%. Within the index, five out of ten sectors posted positive returns. Materials and consumer discretionary were the strongest performing sectors, while the utilities and energy sectors suffered the largest declines.

PERFORMANCE

For the six months ended April 30, 2009, Harbor Mid Cap Growth Fund generated returns of -5.51% (Institutional Class), -5.55% (Administrative Class), and -5.42% (Investor Class), lagging the 2.71% return of the Russell Midcap® Growth Index. Weak stock selection in the financials, health care, consumer discretionary, and information technology sectors contributed most to the Fund’s underperformance. Positive stock selection in telecommunication services partially offset this shortfall. The Fund also benefited from an overweight to the consumer discretionary sector. Though the Fund trailed the benchmark, it continued to outperform the Russell Midcap® Growth Index for the five years ended April 30, 2009.

The largest detractors from relative performance during the period included Solutia (in the materials sector), Smithfield Foods (consumer staples), and State Street (financials). Shares of specialty chemical producer Solutia fell on general concerns about its debt level and exposure to automotive and construction-related end markets. Smithfield Foods, a hog production and pork processing company, saw its shares fall on investor concerns that restructuring initiatives would not fully offset the impact of weak demand. Given the firm’s high leverage and uncertain outlook, we eliminated the position. Shares of financial services company State Street fell on disclosures of unrealized losses and concerns of capital adequacy. We eliminated the position as we expect further asset impairments and write-downs that would create headwinds for the stock. Post-secondary education services company Corinthian Colleges and energy-from-waste services company Covanta also detracted from results on both an absolute basis and relative to the benchmark.

The largest positive contributors to relative performance included Aecom Technology (industrials), Best Buy (consumer discretionary), and Red Hat (information technology). Shares of Aecom Technology, a global provider of professional, technical, and management support services, rose after the company reported strong earnings and backlog gains supported by solid growth across segments and geographies. Electronics retailer Best Buy was a beneficiary of industry consolidation as Circuit City went into liquidation. This allowed Best Buy to gain market share and report better-than-expected earnings despite the drag of a broad decline in consumer spending. Red Hat, a leading

Harbor Mid Cap Growth Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Jarden Corp.	3.2%

MetroPCS Communications Inc.	2.3%

Advance Auto Parts Inc.	1.9%

Aeropostale Inc.	1.6%

Corinthian Colleges Inc.	1.6%

First Solar Inc.	1.5%

Staples Inc.	1.5%

Aecom Technology Corp.	1.5%

BMC Software Inc.	1.5%

Hanesbrands Inc.	1.5%

provider of open source enterprise software solutions, gained market share in a tight IT spending environment. The company released solid quarterly results as the firm’s value-oriented product offerings proved compelling in the challenging economic environment. Consumer products company Jarden and retailer Advance Auto Parts were also among the top contributors to both relative and absolute performance.

OUTLOOK AND STRATEGY

Our investment philosophy is based on four key underlying premises. First, we believe that changes in earnings expectations drive security prices. Second, we believe that tangible operating momentum precedes earnings momentum. Third, quality management will provide us with an opportunity to identify companies that will achieve operating excellence. Finally, we believe that our valuation discipline helps control portfolio risk.

Based on this investment philosophy, we utilize bottom-up fundamental analysis in the context of an opportunistic approach to investing. We consider a very broad universe of available stocks within the mid cap market, typically focusing on companies with expected earnings growth of 15% or higher. To narrow the universe of available companies, we rely on intensive bottom-up, fundamental proprietary research.

The Fund is largely constructed without regard to benchmark weightings by sector; however, we typically do not expect to exceed the benchmark weight by more than two times in any given sector. Bottom-up investment decisions resulted in sizeable increases in the Fund’s exposure to the consumer discretionary, consumer staples and energy sectors during the latest six months. We reduced our exposure to information technology, materials, and health care. As of April 30, 2009, the Fund was most overweight consumer discretionary and consumer staples relative to its benchmark, and most underweight industrials and utilities.

This report contains the current opinions of Wellington Management Company, LLP at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Since the Fund may also hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Mid Cap Growth Fund

FUND SUMMARY—April 30, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	019

Cusip	411511876

Ticker	HAMGX

Inception Date	11/01/2000

Net Expense Ratio	0.91%[a]

Total Net Assets (000s)	$220,847

ADMINISTRATIVE CLASS

Fund #	219

Cusip	411511793

Ticker	HRMGX

Inception Date	11/01/2002

Net Expense Ratio	1.16%[a]

Total Net Assets (000s)	$173,356

INVESTOR CLASS

Fund #	419

Cusip	411511785

Ticker	HIMGX

Inception Date	11/01/2002

Net Expense Ratio	1.28%[a]

Total Net Assets (000s)	$79,054

a	Annualized.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)*	$5,253	$5,883

Price/Earning Ratio (P/E)*	21.7x	18.0x

Price/Book Ratio (P/B)*	2.7x	3.0x

Beta vs. Russell Midcap® Growth Index**	0.92	1.00

Portfolio Turnover Rate—Unannualized	80%	N/A
(6-Month Period Ended 04-30-2009)

*	Source: FactSet.

**	Source: ©2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

(Excludes short-term investments)

Harbor Mid Cap Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2000 through 04/30/2009

The graph compares a $50,000 investment in the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Mid Cap Growth Fund
Institutional Class	-5.51%	-37.26%	1.09%	-5.29%	11/01/2000	$31,510
Comparative Index
Russell Midcap® Growth	2.71%	-35.66%	-0.76%	-4.63%	—	$33,424

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 04/30/2009

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Mid Cap Growth Fund
Administrative Class	-5.55%	-37.44%	0.91%	6.53%	11/01/2002	$15,085
Investor Class	-5.42%	-37.47%	0.74%	6.40%	11/01/2002	$14,964
Comparative Index
Russell Midcap® Growth	2.71%	-35.66%	-0.76%	5.52%	—	$14,181

As stated in the Fund’s current prospectus, the expense ratios were 0.90% (Institutional Class); 1.15% (Administrative Class); and 1.28% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—April 30, 2009 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 2.4%)

COMMON STOCKS—97.6%

Shares		Value (000s)

AIR FREIGHT & LOGISTICS—0.5%
96,800	HUB Group Inc.*	$2,226

AIRLINES—1.3%
409,400	JetBlue Airways Corp.*	2,018
78,300	Ryanair Holdings plc ADR (IE)*[1]	2,142
295,900	Tam SA (BR)*	1,974

		6,134

BEVERAGES—4.6%
271,000	Coca-Cola Enterprises Inc.	4,623
232,600	Dr Pepper Snapple Group Inc.*	4,817
104,600	Fomento Economico Mexicano, S.A. de C.V. ADR (MEX)	2,961
914,600	Heckmann Corp*	4,820
142,800	Pepsi Bottling Group Inc.	4,466

		21,687

BIOTECHNOLOGY—3.7%
232,700	Alkermes Inc.*	1,780
233,000	Amylin Pharmaceuticals Inc.*	2,549
77,725	Cephalon Inc.*	5,099
75,200	Cougar Biotechnology Inc.*	2,626
72,200	Myriad Genetics Inc.*	2,801
44,274	Onyx Pharmaceuticals Inc.*	1,147
116,000	Regeneron Pharmaceuticals Inc.*	1,538

		17,540

BUILDING PRODUCTS—0.6%
95,140	Lennox International Inc.	3,034

CHEMICALS—2.4%
70,900	FMC Corp.	3,455
5,730,000	Huabao International Holdings Ltd (CHN)	4,067
94,200	Mosaic Company	3,810

		11,332

COMMERCIAL SERVICES & SUPPLIES—1.0%
107,400	Covanta Holding Corp.*	1,516
158,200	Republic Services Inc.	3,322

		4,838

COMMUNICATIONS EQUIPMENT—3.5%
308,400	Corning Inc.	4,509
227,200	NICE Systems Ltd. ADR (IL)*[1]	5,818
324,400	Polycom Inc.*	6,047

		16,374

COMPUTERS & PERIPHERALS—2.5%
172,259	Logitec International SA (SWS)*	2,295
302,100	NetApp Inc.*	5,528
469,700	Seagate Technology	3,833

		11,656

CONSTRUCTION & ENGINEERING—1.5%
276,800	Aecom Technology Corp.*	7,122

DIVERSIFIED CONSUMER SERVICES—6.1%
178,200	Brinks Home Sec Holdings Inc.*	4,737
212,800	Career Education Corp.*	4,690
186,500	Coinstar Inc.*	6,637
488,200	Corinthian Colleges Inc.*	7,518
53,000	ITT Educational Services Inc.*	5,341

		28,923

DIVERSIFIED FINANCIAL SERVICES—0.4%
111,100	NASDAQ Stock Market Inc.*	2,136

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

ELECTRICAL EQUIPMENT—2.2%
130,300	Ametek Inc.	$4,197
237,200	SunPower Corp.*	6,494

		10,691

ELECTRONIC EQUIPMENT & INSTRUMENTS—0.3%
59,100	FLIR Systems Inc.*	1,311

ENERGY EQUIPMENT & SERVICES—5.6%
118,500	Atwood Oceanics Inc.*	2,645
38,500	First Solar Inc.*	7,211
81,800	Helmerich & Payne Inc.	2,521
251,800	Nabors Industries Ltd.*	3,830
99,900	National Oilwell Inc.*	3,025
106,700	Pride International Inc.*	2,422
169,500	Smith International Inc.	4,382

		26,036

FOOD & STAPLES RETAILING—0.9%
127,000	BJ’s Wholesale Club Inc.*	4,234

FOOD PRODUCTS—0.2%
472,000	China Mengniu Dairy Co Ltd.	847

HEALTH CARE EQUIPMENT & SUPPLIES—3.1%
67,500	Edwards Lifesciences Corp.*	4,278
133,100	Inverness Medical Innovations Inc.*	4,298
114,000	St. Jude Medical Inc.*	3,822
71,000	Varian Medical Systems Inc.*	2,369

		14,767

HOTELS, RESTAURANTS & LEISURE—0.7%
212,700	Burger King Holdings Inc.	3,476

HOUSEHOLD DURABLES—3.9%
738,600	Jarden Corp.*	14,846
101,900	Snap-on Inc.	3,456

		18,302

HOUSEHOLD PRODUCTS—1.2%
103,800	Energizer Holdings Inc.*	5,948

INSURANCE—7.1%
101,850	ACE Ltd.	4,718
80,100	Allied World Assurance Company Holdings Ltd.	2,975
107,100	Aon Corp.	4,520
88,400	Arch Capital Group Ltd.*	5,108
63,200	Everest Re Group Ltd.	4,717
249,700	Marsh & McLennan Companies Inc.	5,266
40,600	PartnerRE Ltd.	2,768
156,100	WR Berkley Corp.	3,732

		33,804

INTERNET SOFTWARE & SERVICES—2.3%
96,400	Equinix Inc.*	6,770
206,400	VeriSign Inc.*	4,248

		11,018

IT SERVICES—1.7%
67,400	Global Payments Inc.	2,161
339,300	Western Union Co.	5,683

		7,844

LEISURE EQUIPMENT & PRODUCTS—0.4%
108,928	Pool Corp.	1,945

LIFE SCIENCES TOOLS & SERVICES—0.6%
101,500	Charles River Laboratories International Inc.*	2,806

COMMON STOCKS—Continued

Shares		Value (000s)

MACHINERY—4.1%
176,800	Illinois Tool Works Inc.	$5,799
168,200	Pall Corp.	4,442
87,100	Parker Hannifin Corp.	3,950
194,400	Pentair Inc.	5,179

		19,370

MEDIA—3.4%
287,500	DreamWorks Animation SKG Cl. A*	6,903
201,700	Interactive Data Corp.	4,534
164,700	Marvel Entertainment Inc.*	4,915

		16,352

MULTILINE RETAIL—1.0%
101,000	Kohl’s Corp.*	4,580

OIL, GAS & CONSUMABLE FUELS—3.8%
67,700	EOG Resources Inc.	4,298
196,300	Forest Oil Corp.*	3,141
127,900	Newfield Exploration Co.*	3,988
115,800	Pioneer Natural Resources Co.	2,677
96,800	Ultra Petroleum Corp.*	4,143

		18,247

PHARMACEUTICALS—2.8%
131,600	Auxilium Pharmaceuticals Inc.*	3,013
254,800	Daiichi Sankyo Co Ltd. (JP)	4,276
158,177	Elan Corp. plc ADR (IE)*[1]	935
150,100	Medicines Co.*	1,498
213,000	Shionogi & Co. Ltd. (JP)	3,661

		13,383

REAL ESTATE—0.1%
76,500	Host Hotels & Resorts Inc.	588

ROAD & RAIL—1.0%
161,300	JB Hunt Transport Services Inc.	4,536

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.6%
148,900	Atheros Communications Inc.*	2,564
202,100	Broadcom Corp. Cl. A*	4,687
319,500	MEMC Electronic Materials Inc.*	5,176
827,700	ON Semiconductor Corp.*	4,486

		16,913

SOFTWARE—7.2%
141,100	Adobe Systems Inc.*	3,859
205,000	BMC Software Inc.*	7,107
145,900	Informatica Corp.*	2,320
185,000	McAfee Inc.*	6,945
64,400	Net 1 UEPS Technologies Inc.*	1,063
352,700	Red Hat Inc.*	6,091
295,500	Solera Holdings Inc.*	6,743

		34,128

SPECIALTY RETAIL—7.7%
202,500	Advance Auto Parts Inc.	8,859
226,500	Aeropostale Inc.*	7,694
94,700	Best Buy Co. Inc.	3,635
384,000	Gap Inc.	5,967
86,800	Gymboree Corp.*	2,986
348,250	Staples Inc.	7,181

		36,322

TEXTILES, APPAREL & LUXURY GOODS—1.5%
426,000	Hanesbrands Inc.*	7,012

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

WIRELESS TELECOMMUNICATION SERVICES—3.1%
109,800	Leap Wireless International Inc.*	$3,960
619,700	MetroPCS Communications Inc.*	10,591

		14,551

TOTAL COMMON STOCKS (Cost $473,084)		462,013

SHORT-TERM INVESTMENTS—2.2%
(Cost $10,119)
Principal Amount (000s)		Value (000s)

REPURCHASE AGREEMENTS—2.2%
$10,119	Repurchase Agreement with Bank Of America dated April 30, 2009 due May 1, 2009 at 0.15% collateralized by United States Treasury Bill (market value $10,119)	$10,119

TOTAL INVESTMENTS—99.8% (Cost $483,203)		472,132

CASH AND OTHER ASSETS, LESS LIABILITIES—0.2%		1,125

TOTAL NET ASSETS—100.0%		$473,257

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2009, based on the inputs used to value them.

Valuation Description	Investments in Securities
Level 1—Quoted Prices	$462,013
Level 2—Other Significant Observable Inputs	10,119
Level 3—Significant Unobservable Inputs	—

Total	$472,132

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

BR	Brazil.

CHN	China.

IE	Ireland.

IL	Israel.

JP	Japan.

MEX	Mexico.

SWS	Switzerland.

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Harbor Small Cap Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Westfield Capital Management Company, L.P.

One Financial Center

24th Floor

Boston, MA 02111

PORTFOLIO MANAGERS

William Muggia

Lead Portfolio Manager

Since 2000

Arthur Bauernfeind

Since 2000

Matthew Strobeck

Since 2000

Ethan Meyers

Since 2000

Scott Emerman

Since 2002

Westfield has subadvised the Fund since its inception in 2000.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Small cap growth stocks demonstrating consistent or accelerating earnings growth.

William Muggia

Arthur Bauernfeind

Matthew Strobeck

Ethan Meyers

Scott Emerman

Management’s Discussion of Fund Performance

MARKET REVIEW

Macroeconomic events dominated the headlines late in calendar 2008 and stocks moved uniformly lower. There were few places to hide for investors, as stocks in every economic sector came under severe selling pressure. Even the most defensive groups posted double-digit price declines. The U.S. government’s original plan of purchasing troubled assets morphed into directly investing in financial institutions. The Fed decided to bypass banks and began to lend directly to corporations for the first time since the Great Depression. In November, then Treasury Secretary Henry Paulson introduced plans to focus his department’s efforts more specifically on the nation’s struggling consumers. These efforts and an early look at the new Obama administration’s $750 billion+ stimulus plan catalyzed some hope for a market recovery. Stock market relief, however, was short lived and the severe selling pressure continued through early March.

With the Russell 2000® Growth Index at levels nearly 60% below its all-time high, registered in the fourth quarter of 2007, stocks then rallied dramatically, advancing nearly 40% in the seven weeks through the end of the fiscal half-year on April 30, 2009. The move was catalyzed in part by a bounce in home sales, positive comments about financial results by Citigroup and J.P. Morgan, and evidence of a functional investment grade credit market. While there have been other counter-trend rallies during this bear market, some argued that the character of this most recent advance was unique in that it was accompanied by improving economic data. Our sense is that while we may have established the lows for this market cycle, a consolidation is likely as the market digests reported earnings results that are likely to be less than inspiring.

PERFORMANCE

For the six months ended April 30, 2009, Harbor Small Cap Growth Fund returned -5.92% (Institutional Class), -6.02% (Administrative Class), and -6.10% (Investor Class), underperforming its benchmark, the Russell 2000® Growth Index, which returned -3.77%. From a longer-term perspective, the Fund has outperformed the benchmark by more than 4 percentage points on an annualized basis since the Fund’s inception in 2000.

For the latest six months, solid results within the information technology, industrials, materials, and financials sectors were offset by weakness in health care and consumer discretionary names. Stocks within information technology added to the Fund’s returns relative to the benchmark. The sector was among the best performers in the index and a modest overweight benefited relative performance. Stock selection was the real performance differentiator, however, as portfolio holdings in technology returned over 17% in aggregate. PMC-Sierra reported results in the first quarter of 2009 that were in line with analysts’ estimates and provided conservative forward guidance. We trimmed the stock as it advanced. Red Hat, a software development company, added to relative performance. We increased our position size as our research indicated a better tone of business than had been anticipated by Wall Street.

Harbor Small Cap Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Nuance Communications Inc.	4.6%

SkillSoft plc ADR (IE)	3.8%

Alexion Pharmaceuticals Inc.	3.1%

Informatica Corp.	3.0%

Quest Software Inc.	2.9%

OSI Pharmaceuticals Inc.	2.7%

Vertex Pharmaceuticals Inc.	2.6%

GEO Group Inc.	2.6%

Immucor Inc.	2.3%

Data Domain Inc.	2.3%

The industrials sector was a source of relative outperformance due to an underweight position and solid stock selection. Bucyrus International, a manufacturer of mining parts and equipment, was purchased late in the period. We believe that the company is positioned to benefit from an expected growth in demand for mining equipment.

For most of the fiscal half-year, the portfolio had virtually no exposure to the materials sector. This contributed positively to relative performance as did select investments made in April. Intrepid Potash, a fertilizer company with five operating mines located in the U.S., was purchased in April. It is our belief that growth in application rates of potash fertilizer in China, Brazil, and India should drive long-term demand.

An overweight position in the health care sector negatively impacted portfolio returns, as investors rotated out of defensive growth stocks. Shares of biotechnology company United Therapeutics sold off on the failure of a late-stage study of Remodulin, a drug used to treat pulmonary arterial hypertension (PAH). We increased our position size in the stock on the weakness. The Medicines Company also was weak, given continued uncertainty around the life of its patent for Angiomax, an anticoagulant. Although the patent is set to expire in 2010, we believe there is strong support for an extension.

The consumer discretionary sector was the single best performing area in the benchmark given investor enthusiasm for traditionally early cycle stocks, which emerged late in the fiscal half-year. However, portfolio holdings within the sector negatively impacted our results. Stewart Enterprises, a provider of funeral and cemetery services, recorded reasonable operating results that were overwhelmed by problems in its trust funds. It is our contention that the core business has continued to grow nicely; given insider buying activity and what we see as improving financial market conditions, we have added to our position in the company. Also detracting from relative results was a dramatic rally in restaurant stocks, an area in which we have no investments. While we acknowledge that many restaurant companies will get some margin relief from moderating commodity costs and should benefit from fewer consumer dollars being spent at the gas pump, we struggle to identify restaurants that can truly grow in this environment.

OUTLOOK AND STRATEGY

The portfolio registered relative performance gains at times during the fiscal half-year when the market was under pressure, as sound fundamental trends and compelling valuations differentiated performance. Performance lagged, however, during the torrid market advance off of the March lows, as heavily shorted stocks and stocks trading below $5 per share led the rally. We are loath to chase this market. That said, there are signs of life that are likely to lead to further incremental changes to the portfolio, as we will continue to use defensive growth stocks as a source of funds for more pro-cyclical investments. Modest credit market improvement, easy financial comparisons, a positively sloped yield curve, and huge cash balances that are at risk of missing a market move all heighten our interest in a more offensive portfolio posture. This, as always, will happen one stock at a time.

This report contains the current opinions of Westfield Capital Management Company, L.P. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Because the Fund typically invests in about 60-70 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Small Cap Growth Fund

FUND SUMMARY—April 30, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	010

Cusip	411511868

Ticker	HASGX

Inception Date	11/01/2000

Net Expense Ratio	0.87%[a]

Total Net Assets (000s)	$266,897

ADMINISTRATIVE CLASS

Fund #	210

Cusip	411511769

Ticker	HRSGX

Inception Date	11/01/2002

Net Expense Ratio	1.12%[a]

Total Net Assets (000s)	$21,699

INVESTOR CLASS

Fund #	410

Cusip	411511777

Ticker	HISGX

Inception Date	11/01/2002

Net Expense Ratio	1.24%[a]

Total Net Assets (000s)	$17,808

a	Annualized.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)*	$1,451x	$962

Price/Earning Ratio (P/E)*	21.2x	19.9x

Price/Book Ratio (P/B)*	2.3x	2.7x

Beta vs. Russell 2000® Growth Index**	0.90	1.00

Portfolio Turnover Rate—Unannualized	25%	N/A
(6-Month Period Ended 04/30/2009)

*	Source: FactSet.

**	Source: ©2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

(Excludes short-term investments)

Harbor Small Cap Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2000 through 04/30/2009

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 4/30/2009
Harbor Small Cap Growth Fund
Institutional Class	-5.92%	-35.73%	-3.16%	1.13%	11/01/2000	$55,007
Comparative Index
Russell 2000® Growth	-3.77%	-30.36%	-1.67%	-3.29%	—	$37,646

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 04/30/2009

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Small Cap Growth Fund
Administrative Class	-6.02%	-35.85%	-3.40%	3.55%	11/01/2002	$12,544
Investor Class	-6.10%	-35.94%	-3.54%	3.38%	11/01/2002	$12,413
Comparative Index
Russell 2000® Growth	-3.77%	-30.36%	-1.67%	5.33%	—	$14,014

As stated in the Fund’s current prospectus, the expense ratios were 0.87% (Institutional Class); 1.12% (Administrative Class) and 1.24% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

Harbor Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS—April 30, 2009 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 5.5%)

COMMON STOCKS—94.5%

Shares		Value (000s)

AEROSPACE & DEFENSE—1.4%
121,300	TransDigm Group Inc.*	$4,263

BIOTECHNOLOGY—12.6%
325,400	Acorda Therapeutics Inc.*	6,453
283,880	Alexion Pharmaceuticals Inc.*	9,487
244,300	OSI Pharmaceuticals Inc.*	8,201
100,100	United Therapeutics Corp.*	6,287
263,450	Vertex Pharmaceuticals Inc.*	8,120

		38,548

CHEMICALS—1.6%
195,300	Intrepid Potash Inc.*	4,822

COMMERCIAL BANKS—2.9%
227,148	Signature Bank*	6,176
192,900	Texas Capital Bancshares Inc.*	2,701

		8,877

COMMON STOCKS—Continued

Shares		Value (000s)

COMMERCIAL SERVICES & SUPPLIES—2.6%
479,100	GEO Group Inc.*	$7,967

COMMUNICATIONS EQUIPMENT—3.1%
586,800	JDS Uniphase Corp.*	2,705
369,250	Polycom Inc.*	6,883

		9,588

COMPUTERS & PERIPHERALS—2.3%
416,500	Data Domain Inc.*	6,906

CONSTRUCTION & ENGINEERING—1.4%
253,100	Perini Corp.*	4,379

DIVERSIFIED CONSUMER SERVICES—4.6%
63,200	American Public Education Inc.*	2,275
1,508	Corinthian Colleges Inc.*	23
196,050	K12 Inc.*	3,447
84,000	New Oriental Education & Technology Group Inc. ADR (CHN)*[1]	4,450
1,128,300	Stewart Enterprises Inc. Cl. A	3,938

		14,133

ENERGY EQUIPMENT & SERVICES—5.8%
477,800	Complete Production Services Inc.*	3,192
242,460	Exterran Holdings Inc.*	5,007
232,150	Oil States International Inc.*	4,387
265,450	Superior Energy Services Inc.*	5,099

		17,685

HEALTH CARE EQUIPMENT & SUPPLIES—6.4%
737,350	ev3 Inc.*	6,164
431,157	Immucor Inc.*	7,024
217,300	Masimo Corp.*	6,280

		19,468

HEALTH CARE PROVIDERS & SERVICES—4.0%
189,600	Brookdale Senior Living Inc.	1,955
215,200	CardioNet Inc.*	4,466
85,800	Mednax Inc.*	3,080
338,150	Sun Healthcare Group Inc.*	2,864

		12,365

HEALTH CARE TECHNOLOGY—1.4%
305,500	Phase Forward Inc.*	4,356

HOUSEHOLD DURABLES—1.0%
166,200	KB Home	3,003

INSURANCE—2.1%
237,450	Tower Group Inc.	6,456

INTERNET SOFTWARE & SERVICES—3.8%
1,382,876	SkillSoft plc ADR (IE)*[1]	11,644

IT SERVICES—1.9%
389,950	CyberSource Corp.*	5,697

MACHINERY—3.9%
323,054	Actuant Corp. Cl. A	3,961
217,400	Bucyrus International Inc. Cl. A	4,720
387,850	Colfax Corporation*	3,347

		12,028

MARINE—1.0%
98,850	Kirby Corp.*	3,051

METALS & MINING—0.7%
300,200	Thomson Creek Metals Co Inc. (CAN)*	2,023

Harbor Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

OIL, GAS & CONSUMABLE FUELS—2.7%
332,400	Foundation Coal Holdings Inc.	$5,398
367,150	Quicksilver Resources Inc.*	2,985

		8,383

PHARMACEUTICALS—2.8%
690,750	Adolor Corp.*	1,554
287,950	Medicines Co.*	2,874
205,700	Medicis Pharmaceutical Corp. Cl. A	3,305
500,950	Santarus Inc.*	882

		8,615

PROFESSIONAL SERVICES—1.9%
122,350	Huron Consulting Group Inc.*	5,867

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.2%
192,700	ATMI Inc.*	3,043
93,600	PMC-Sierra Inc.*	741

		3,784

SOFTWARE—14.6%
589,019	Informatica Corp.*	9,365
286,223	Net 1 UEPS Technologies Inc. (S.AFR)*	4,723
1,059,900	Nuance Communications Inc.*	14,150
603,550	Quest Software Inc.*	8,769
392,000	Red Hat Inc.*	6,770
200,041	Verint Systems Inc.*	1,110

		44,887

COMMON STOCKS—Continued

Shares		Value (000s)

SPECIALTY RETAIL—4.0%
582,900	Chico’s FAS Inc.*	$4,453
157,600	Dick’s Sporting Goods Inc.*	2,994
275,400	J. Crew Group Inc.*	4,740

		12,187

TRADING COMPANIES & DISTRIBUTORS—1.6%
111,000	Watsco Inc.	4,767

TRANSPORTATION INFRASTRUCTURE—1.2%
251,000	Aegean Marine Petroleum Network Inc. (GRC)	3,803

TOTAL COMMON STOCKS (Cost $325,136)		289,552

SHORT-TERM INVESTMENTS—4.5%
(Cost $13,724)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$13,724	Repurchase Agreement with State Street Corp. dated April 30, 2009 due May 1, 2009 at 0.010% collateralized by Federal National Mortgage Association (market value $13,724)	13,724

TOTAL INVESTMENTS—99.0% (Cost $338,860)		303,276

CASH AND OTHER ASSETS, LESS LIABILITIES—1.0%		3,128

TOTAL NET ASSETS—100.0%		$306,404

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2009, based on the inputs used to value them.

Valuation Description	Investments in Securities
Level 1—Quoted Prices	$289,552
Level 2—Other Significant Observable Inputs	13,724
Level 3—Significant Unobservable Inputs	—

Total	$303,276

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

CAN	Canada.

CHN	China.

GRC	Greece.

IE	Ireland.

S.AFR	South Africa.

The accompanying notes are an integral part of the financial statements.

Harbor Small Company Growth Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

NorthPointe Capital, LLC

101 West Big Beaver Road

Suite 745

Troy, MI 48084

PORTFOLIO MANAGER

Carl Wilk, CFP

Since 2006

NorthPointe has subadvised the Fund since its inception in 2006.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Small cap growth stocks demonstrating consistent or accelerating earnings growth.

Carl Wilk

Management’s Discussion of

Fund Performance

MARKET REVIEW

During the six months ended April 30, 2009, equities remained under selling pressure with small cap stocks posting negative returns. The market weakness was broad-based with 7 of 10 economic sectors posting declines. Investors continued to be concerned about a deteriorating macroeconomic environment around the world. However, heading into April a few positive economic data points suggested that the rate of deterioration had slowed. We believe market participants will keep a keen eye out for more signs that fiscal and monetary policies have averted further economic weakness.

PERFORMANCE

Harbor Small Company Growth Fund outperformed its benchmark, the Russell 2000® Growth Index, by a substantial margin. The Fund returned -0.57% (Institutional Class) and -0.76% (Administrative Class and Investor Class) for the six months ended April 30, 2009, compared with a return of -3.77% for the benchmark. For a broader comparison, the Russell 2000® Value Index declined -12.60%.

The Fund’s focus on quality stocks trading at attractive valuations was rewarded in the fiscal half-year. From a sector perspective, contributors to the Fund’s performance included consumer discretionary stocks (18.6% of the portfolio), financials (6.9%), and consumer staples (4.4%). Compared with the benchmark, the Fund had overweighted positions in the consumer discretionary and financials sectors while remaining relatively neutral in the information technology sector.

Our investment philosophy is based on bottom-up, fundamental research; consequently we rely on individual stock selection to drive our investment results. In this regard, the most significant individual contributors to the Fund’s performance included American Italian Pasta Co., Radiant Systems Inc., and Lumber Liquidators Inc. American Italian Pasta is a producer and marketer of private label dry pasta. The shares increased due to the beneficial trade-down effect of this low-cost food product as well as improved strategic execution by the company’s new management team. We sold American Italian Pasta as the shares reached our price target. Radiant Systems, a provider of enterprise-wide technology solutions, has gained market share through new products and an expanded customer base. Finally, shares of Lumber Liquidators experienced strong appreciation, driven by higher sales of its popular hardwood flooring products.

The bottom-performing sectors in the Fund included industrials (17.1% of the portfolio), health care (20.2%), and energy (6.1%). Stock selection was the primary driver of under-performance. The biggest detractors during the period were LMI Aerospace Inc., Bankrate Inc., and ON Semiconductor Corp. LMI Aerospace is a fabricator of structural components for aircraft. The shares declined due to concerns about future production cuts by its commercial aerospace customers. We believe the company is well positioned to gain market share from its competitors, driving future growth. Shares of Bankrate, which operates a consumer-oriented financial services website, have been impacted by weak consumer spending and a constricted credit availability environment. We liquidated the shares of Bankrate because of a lack of visibility into potential improvement of its business. ON Semiconductor is a supplier of semiconductor components to the electronics industry. The shares have been under pressure as a result of the global economic recession. We sold ON Semiconductor due to decreased visibility in the company’s end-markets.

Harbor Small Company Growth Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Jarden Corp.	2.3%

Smith Micro Software Inc.	2.3%

Radiant Systems Inc.	2.2%

Inverness Medical Innovations Inc.	2.1%

Iconix Brand Group Inc.	2.1%

Atlas Air Worldwide Holdings Inc.	1.9%

Wet Seal Inc.	1.9%

Lumber Liquidators Inc.	1.9%

Central European Distribution Corp.	1.9%

Omnicare Inc.	1.8%

At the end of the fiscal half-year, relative to the benchmark, our portfolio was underweight in the industrials, materials and health care sectors. We had overweighted positions in consumer discretionary, technology, and financials names, as we believe those sectors have good and/or improving fundamentals and attractive valuations. Our largest holdings were Jarden Corp., in the consumer discretionary sector, and information technology names Smith Micro Software Inc. and Radiant Systems Inc.

OUTLOOK AND STRATEGY

We are encouraged that recent economic data seem to suggest stabilization in the U.S. economy. Equally important are indications that investors have returned to caring about the fundamentals of equities. This, we believe, justifies our optimism about the outlook for the portfolio and small cap growth stocks in general. It is worth noting that equities tend to recover in advance of any improvement in economic fundamentals. We believe that the portfolio continues to be well positioned for this type of scenario.

We continue to believe that the key to success is adhering to a disciplined investment approach focused on earnings, the key driver of price appreciation. Our approach is to apply a rigorous investment process that identifies companies with solid fundamentals. This has been a hallmark of our investment style for many years, regardless of prevailing market conditions.

This report contains the current opinions of NorthPointe Capital, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed. Investing in mutual funds involves market risk, including loss of principal. There is no assurance that the investment objective will be achieved.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Small Company Growth Fund

FUND SUMMARY—April 30, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	026

Cusip	411511496

Ticker	HGSCX

Inception Date	02/01/2006

Net Expense Ratio	0.87%[a]

Total Net Assets (000s)	$12,121

ADMINISTRATIVE CLASS

Fund #	226

Cusip	411511470

Ticker	HSGRX

Inception Date	02/01/2006

Net Expense Ratio	1.12%[a]

Total Net Assets (000s)	$3,833

INVESTOR CLASS

Fund #	426

Cusip	411511488

Ticker	HSGIX

Inception Date	02/01/2006

Net Expense Ratio	1.24%[a]

Total Net Assets (000s)	$38,823

a	Annualized.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)*	$883	$962

Price/Earning Ratio (P/E)*	18.6x	19.9x

Price/Book Ratio (P/B)*	1.6x	2.7x

Beta vs. Russell 2000® Growth Index**	1.13	1.00

Portfolio Turnover Rate—Unannualized	131%	N/A
(6-Month Period Ended 04/30/2009)

*	Source: FactSet.

**	Source: ©2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

SECTOR ALLOCATION (% of investments)

(Excludes short-term investments)

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

Harbor Small Company Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 02/01/2006 through 04/30/2009

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Small Company Growth Fund
Institutional Class	-0.57%	-38.69%	—%	-16.41%	02/01/2006	$27,953
Comparative Index
Russell 2000® Growth	-3.77%	-30.36%	-1.67%	-10.17%	—	$35,312

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 02/01/2006 through 04/30/2009

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Small Company Growth Fund
Administrative Class	-0.76%	-38.92%	—%	-16.65%	02/01/2006	$5,539
Investor Class	-0.76%	-38.94%	—%	-16.74%	02/01/2006	$5,519
Comparative Index
Russell 2000® Growth	-3.77%	-30.36%	-1.67%	-10.17%	—	$7,062

As stated in the Fund’s current prospectus, the expense ratios were 0.87% (Net) and 1.27% (Gross) (Institutional Class); 1.12% (Net) and 1.53% (Gross) (Administrative Class); and 1.24% (Net) and 1.50% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/28/2010. The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

Harbor Small Company Growth Fund

PORTFOLIO OF INVESTMENTS—April 30, 2009 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 2.0%)

COMMON STOCKS—98.0%

Shares		Value (000s)

AEROSPACE & DEFENSE—0.9%
73,526	LMI Aerospace Inc.*	$485

AIR FREIGHT & LOGISTICS—1.9%
40,205	Atlas Air Worldwide Holdings Inc.*	1,067

BEVERAGES—1.9%
45,631	Central European Distribution Corp.*	1,022

BIOTECHNOLOGY—3.6%
11,890	Alexion Pharmaceuticals Inc.*	397
23,324	Cubist Pharmaceuticals Inc.*	387
43,355	Martek Biosciences Corp.*	790
9,783	Myriad Genetics Inc.*	380

		1,954

COMMON STOCKS—Continued

Shares		Value (000s)

CAPITAL MARKETS—1.3%
89,666	Tradestation Group Inc.	$727

COMMERCIAL BANKS—2.1%
55,178	First NiGR Financial Group Inc.	747
45,702	Harleysville National Corp.	401

		1,148

COMMUNICATIONS EQUIPMENT—3.3%
7,965	Avocent Corp.*	115
25,431	Comtech Telecommunications Corp.	851
55,845	Tekelec Corp.	866

		1,832

CONSTRUCTION & ENGINEERING—5.0%
22,545	Aecom Technology Corp.*	580
60,646	MasTec Inc.	759
28,166	Sterling Construction Co Inc.	528
20,088	URS Corp.*	885

		2,752

ELECTRONIC EQUIPMENT & INSTRUMENTS—3.4%
45,664	Multi-Fineline Electronix Inc.*	916
126,760	TTM Technologies Inc.*	941

		1,857

ENERGY EQUIPMENT & SERVICES—2.2%
74,415	Cal Dive International Inc.	589
56,000	Willbros Group Inc. (PAN)	642

		1,231

HEALTH CARE EQUIPMENT & SUPPLIES—8.7%
19,385	Greatbatch Inc.	408
8,072	Haemonetics Corp.*	417
24,351	ICU Medical Inc.	916
36,557	Inverness Medical Innovations Inc.*	1,180
48,134	Merit Medical Systems Inc.	746
40,717	Quidel Corp.	474
14,542	Teleflex Inc.	625

		4,766

HEALTH CARE PROVIDERS & SERVICES—5.5%
67,049	Alliance HelathCare Services Inc.	528
15,086	Bio-Reference Laboratories Inc.*	387
10,426	Catalyst Health Solutions Inc.	235
27,535	MWI Veterinary Supply Inc.	856
38,609	Omnicare Inc.	992

		2,998

HOTELS, RESTAURANTS & LEISURE—4.7%
200,679	Denny’s Corp.*	538
31,624	Jack in the Box Inc.	778
28,367	Scientific Games Corp. Cl. A*	496
67,081	Texas Roadhouse Inc.*	763

		2,575

HOUSEHOLD DURABLES—3.5%
63,132	Jarden Corp.*	1,269
8,905	National Presto Industries Inc.	635

		1,904

HOUSEHOLD PRODUCTS—1.2%
65,861	Central Garden & Pet Co.*	634

Harbor Small Company Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

INSURANCE—2.8%
16,150	Argo Group International Group Ltd.	$452
14,191	Harleysville Group Inc.	411
40,450	National Interstate Corp.	653

		1,516

INTERNET SOFTWARE & SERVICES—3.1%
35,949	Blue Coat Systems Inc.	477
24,436	j2 Global Communications Inc.*	586
159,431	Web Com Group Inc.*	663

		1,726

IT SERVICES—1.2%
38,540	Tyler Technologies Inc.	636

LIFE SCIENCES TOOLS & SERVICES—1.4%
117,914	Bruker Corp.*	776

MARINE—1.7%
170,795	Horizon Lines Inc.	909

OIL, GAS & CONSUMABLE FUELS—3.7%
10,474	Arena Resources Inc.	300
33,294	Berry petroleum Co.	549
94,292	BPZ Resources Inc.	514
62,251	GMX Resources Inc.*	681

		2,044

PHARMACEUTICALS—0.7%
36,926	Medicines Co.*	369

PROFESSIONAL SERVICES—1.8%
115,249	Hill International Inc.*	466
149,778	On Assignment Inc.*	527

		993

ROAD & RAIL—2.6%
80,096	Celadon Group Inc.*	548
19,739	Genesee & Wyoming Inc. Cl. A*	592
9,394	Old Dominion Freight Line Inc.*	264

		1,404

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.7%
23,648	Atheros Communications Inc.*	407
32,297	Microsemi Corp.	433
290,446	RF Micro Devices Inc.*	613
50,137	Skyworks Solutions Inc.	443
182,700	Triquint Semiconductor Inc.	700

		2,596

COMMON STOCKS—Continued

Shares		Value (000s)

SOFTWARE—11.3%
14,970	Blackboard Inc.	$510
100,000	Double-Take Software Inc.*	812
50,980	JDA Software Group Inc.*	719
43,431	Macrovision Solutions Corp.	878
37,952	Micros Systems Inc.*	796
166,221	Radiant Systems Inc.*	1,225
146,534	Smith Micro Software Inc.*	1,260

		6,200

SPECIALTY RETAIL—4.8%
21,839	Guess Inc.	569
68,963	Lumber Liquidators Inc.	1,031
272,382	Wet Seal Inc.*	1,038

		2,638

TEXTILES, APPAREL & LUXURY GOODS—4.6%
112,747	G-III Apparel Group Ltd.*	904
79,466	Iconix Brand Group Inc.*	1,133
35,286	Volcom Inc.*	476

		2,513

TRADING COMPANIES & DISTRIBUTORS—2.8%
88,184	Titan Machinery Inc.*	894
108,131	United Rentals Inc.*	655

		1,549

WIRELESS TELECOMMUNICATION SERVICES—1.6%
59,012	iPCS Inc.	857

TOTAL COMMON STOCKS (Cost $52,220)		53,678

SHORT-TERM INVESTMENTS—3.2%
(Cost $1,748)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$1,748	Repurchase Agreement with State Street Corp. dated April 30, 2009 due May 01, 2009 at 0.010% collateralized by Federal Home Loan Mortgage Association Notes (market value $1,748)	1,748

TOTAL INVESTMENTS—101.2% (Cost $53,968)		55,426

CASH AND OTHER ASSETS, LESS LIABILITIES—(1.2)%		(649)

TOTAL NET ASSETS—100.0%		$54,777

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2009, based on the inputs used to value them.

Valuation Description	Investments in Securities
Level 1—Quoted Prices	$53,678
Level 2—Other Significant Observable Inputs	1,748
Level 3—Significant Unobservable Inputs	—

Total	$55,426

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

PAN	Panama.

The accompanying notes are an integral part of the financial statements.

Harbor Large Cap Value Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Cohen & Steers Capital Management, Inc.

280 Park Avenue

10th Floor

New York, NY 10017

PORTFOLIO MANAGER

Richard E. Helm, CFA

Since 2007

Cohen & Steers has subadvised the Fund

since June 19, 2007.

INVESTMENT GOAL

Long-term total return.

PRINCIPAL STYLE CHARACTERISTICS

Large cap value stocks.

Richard E. Helm

Management’s Discussion of Fund Performance

MARKET REVIEW

The U.S. stock market declined in the fiscal half-year ended April 30, 2009, along with stocks globally, although equities finished on a positive note. After struggling in November and December amid considerable financial and economic uncertainty, conditions only worsened as 2009 began. Investors reacted unfavorably to the new administration’s proposed fiscal budget; the market was also disappointed with further delays and a lack of specifics as to how the government would address the banking crisis.

At the end of February, General Electric announced that it would cut its dividend. It was also revealed that the government would exchange preferred stock for a $25 billion stake in Citigroup’s common stock; these events added to the uncertainty and markets hit multi-year lows in early March.

Stocks soon began to recover, however. Investors became more open to risk amid signs of stabilization in the banking system (along with more clarity on government rescue packages) and a sense that fiscal and monetary stimulus programs were slowing the contraction in global economies. The rally continued into April, supported by first-quarter earnings reports that largely met or exceeded expectations. The Russell 1000® Value Index of large cap value stocks posted a return of -13.27% for the six months ended April 30, 2009.

The financial services sector (which had a total return of -29.2%) was the poorest-performing sector within the Russell 1000® Value Index. Financial stocks were under heavy selling pressure, but bottomed on March 6 and were able to recoup some of the decline. The industrials sector (-20.0%) also had poor performance. General Electric, the sector’s largest weighting, had a steep share-price decline due to weakness within its financial division and concerns about its dividend cut as well as a ratings downgrade in March by Standard & Poor’s, from AAA to AA+.

The consumer staples (-10.2%), health care (-8.9%), and utilities (-9.4%) sectors fell but outperformed the index, reflecting their more defensive nature in an uncertain environment. The technology sector (+11.4%) had the best performance, aided by good earnings reports and guidance from leading technology companies, along with a lack of regulatory worries that have weighed on other sectors.

The telecommunications sector (+3.4%) also had a positive return, reflecting resilient demand for wireless services. The consumer discretionary sector (+3.3%) posted a gain thanks to a strong finish, as consumer confidence rebounded late in the period, while Ford’s stock surged after the company reported a smaller-than-expected first-quarter loss.

PERFORMANCE

Harbor Large Cap Value Fund declined in a poor environment for equities, although it managed to outperform its benchmark. The Fund returned -12.39% (Institutional Class), -12.55% (Administrative Class), and -12.65% (Investor Class) for the six months ended April 30, 2009, compared to the -13.27% return by its Russell 1000® Value benchmark. Factors that contributed to relative performance included stock selection in the financial services, utilities, industrials (where we were underweight General Electric), and energy sectors. We continued to emphasize higher-quality companies, as measured by factors such as balance sheet strength; this has aided the portfolio’s relative returns over the course of the market downturn. We had a significant overweight position in the

Harbor Large Cap Value Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Exxon Mobil Corp.	2.8%

JP Morgan Chase & Co.	2.8%

FPL Group Inc.	2.7%

McDonald’s Corp.	2.6%

Chevron Corp.	2.6%

Total SA (FR)	2.6%

Johnson & Johnson	2.5%

MetLife Inc.	2.4%

Teva Pharmaceutical Industries Ltd. ADR	2.3%

Abbott Laboratories	2.2%

technology sector, which helped performance, although stock selection offset much of the weight effect.

Stock selection and our underweight position in the consumer discretionary sector detracted from performance, as did stock selection in the health care sector. Our underweight in the telecommunications sector, a position based in part on declining wireline spending combined with only neutral valuations, hampered relative return as well.

OUTLOOK AND STRATEGY

Signs of stabilization in the banking sector and the impact of the government’s extraordinary monetary and fiscal stimulus programs have given rise to investor hopes that the worst may be behind us. However, it is too early to be completely certain. At the time of this writing, the Treasury’s stress test results have just been released and a number of banks will be required to raise additional capital. We are closely monitoring developments.

The market rally that began in March lifted most but not all stocks, and we will seek to take advantage of names that have been left behind and may now be trading at compelling levels. We expect that these opportunities could present themselves in energy, technology, and among selected industrials.

Our expectations for dividend growth continue to be modest. While a number of companies have raised their dividends in the last year, dividend cuts are slowly spreading to additional sectors, as many companies face the possibility of debt refinancing difficulties.

Although we believe that the ability to increase dividends over time is a key driver of stock performance, dividend cuts in the current environment may help companies rebuild and strengthen for future growth. Nevertheless, we believe those companies that can raise their dividends in this difficult economic environment should enjoy relatively strong stock performance, particularly as they will be viewed in sharp contrast to those companies forced to suspend dividends. Thus far in 2009, more than twice as many companies in the portfolio have raised dividends as those that have cut dividends, and roughly 70% of those dividend cuts have been in the financial sector.

This report contains the current opinions of Cohen & Steers Capital Management, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Since the Fund typically invests in approximately 60 to 80 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Large Cap Value Fund

FUND SUMMARY—April 30, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	013

Cusip	411511603

Ticker	HAVLX

Inception Date	12/29/1987

Net Expense Ratio	0.71%[a]

Total Net Assets (000s)	$119,820

ADMINISTRATIVE CLASS

Fund #	213

Cusip	411511751

Ticker	HRLVX

Inception Date	11/01/2002

Net Expense Ratio	0.96%[a]

Total Net Assets (000s)	$14,693

INVESTOR CLASS

Fund #	413

Cusip	411511744

Ticker	HILVX

Inception Date	11/01/2002

Net Expense Ratio	1.07%[a]

Total Net Assets (000s)	$19,151

a	Annualized.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)*	$66,932x	$68,496

Price/Earning Ratio (P/E)*	13.9x	13.5x

Price/Book Ratio (P/B)*	2.2x	1.6

Beta vs. Russell 1000® Value Index**	0.89x	1.00

Portfolio Turnover Rate—Unannualized	20%	N/A
(6-Month Period Ended 04/30/2009)

*	Source: FactSet.

**	Source: ©2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

SECTOR ALLOCATION (% of investments)

(Excludes short-term investments)

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

Harbor Large Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/1999 through 04/30/2009

The graph compares a $50,000 investment in the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Large Cap Value Fund
Institutional Class	-12.39%	-37.28%	-1.97%	-0.06%	12/29/1987	$49,708
Comparative Index
Russell 1000® Value	-13.27%	-39.21%	-2.50%	-0.50%	—	$47,571

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 04/30/2009

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Large Cap Value Fund
Administrative Class	-12.55%	-37.46%	-2.20%	2.36%	11/01/2002	$11,633
Investor Class	-12.65%	-37.54%	-2.37%	2.13%	11/01/2002	$11,466
Comparative Index
Russell 1000® Value	-13.27%	-39.21%	-2.50%	2.46%	—	$11,711

As stated in the Fund’s current prospectus, the expense ratios were 0.71% (Net) and 0.76% (Gross) (Institutional Class); 0.96% (Net) and 1.02% (Gross) (Administrative Class); and 1.07% (Net) and 1.13% (Gross) (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—April 30, 2009 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 3.9%)

COMMON STOCKS—96.1%

Shares		Value (000s)

AEROSPACE & DEFENSE—5.8%
34,400	Boeing Co.	$1,378
57,300	General Dynamics Corp.	2,961
20,100	L-3 Communications Holdings Inc.	1,530
38,300	Lockheed Martin Corp.	3,008

		8,877

AIR FREIGHT & LOGISTICS—0.7%
21,400	United Parcel Service Inc. Cl. B	1,120

BEVERAGES—0.6%
13,000	Diageo plc ADR (UK)[1]	622
6,300	PepsiCo Inc.	313

		935

CAPITAL MARKETS—5.8%
104,100	Bank of New York Mellon Corp.	2,653
19,600	BlackRock Inc. Cl. A	2,872
14,900	Franklin Resources Inc.	901
17,400	Goldman Sachs Group Inc.	2,236
13,800	Morgan Stanley Group Inc.	326

		8,988

CHEMICALS—2.5%
34,300	Dow Chemical Co.	549
28,800	Monsanto Co.	2,445
11,700	Praxair Inc.	873

		3,867

COMMERCIAL BANKS—4.2%
14,633	HSBC Holdings plc ADR (UK)[1]	521
19,000	Toronto—Dominion Bank Group Inc. (CAN)	749
174,400	U.S. Bancorp.	3,177
103,900	Wells Fargo & Co.	2,079

		6,526

COMMUNICATIONS EQUIPMENT—3.1%
80,700	Harris Corp.	2,468
54,600	Qualcomm Inc.	2,310

		4,778

COMPUTERS & PERIPHERALS—1.5%
22,200	International Business Machines Corp.	2,291

DIVERSIFIED FINANCIAL SERVICES—3.4%
99,300	Bank of America Corp.	887
131,400	JP Morgan Chase & Co.	4,336

		5,223

DIVERSIFIED TELECOMMUNICATION SERVICES—3.3%
129,200	AT&T Inc.	3,310
58,900	Verizon Communications Inc.	1,787

		5,097

ELECTRIC UTILITIES—4.5%
38,500	E.ON AG ADR (GER)[1]	1,295
30,000	Exelon Corp.	1,384
78,100	FPL Group Inc.	4,201

		6,880

ENERGY EQUIPMENT & SERVICES—4.5%
105,600	Corning Inc.	1,544
64,200	Schlumberger Ltd.	3,145
33,459	Transocean Ltd.(SWS)	2,258

		6,947

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

FOOD & STAPLES RETAILING—3.6%
13,200	Costco Wholesale Corp.	$642
39,800	Shoppers Drug Mart Corp. (CAN)	1,439
29,900	Wal-Mart de Mexico SAB de CV ADR (MEX)[1]	819
53,700	Wal-Mart Stores Inc.	2,707

		5,607

FOOD PRODUCTS—0.6%
25,300	Archer Daniels Midland Co.	623
9,900	Nestle SA—Registered (SWS)	324

		947

HEALTH CARE EQUIPMENT & SUPPLIES—4.6%
46,700	Becton Dickinson & Co.	2,825
31,300	Covidien Ltd.	1,032
99,000	Medtronic Inc.	3,168

		7,025

HOTELS, RESTAURANTS & LEISURE—2.6%
75,400	McDonald’s Corp.	4,018

HOUSEHOLD PRODUCTS—2.9%
23,600	Colgate-Palmolive Co.	1,392
62,800	Procter & Gamble Co.	3,105

		4,497

INDUSTRIAL CONGLOMERATES—1.2%
148,000	General Electric Co.	1,872

INSURANCE—6.4%
56,600	ACE Ltd. (SWS)	2,622
37,000	Allstate Corp.	863
111,500	HCC Insurance Holdings Inc.	2,667
121,400	MetLife Inc.	3,612

		9,764

IT SERVICES—0.2%
8,600	Automatic Data Processing Inc.	303

LEISURE EQUIPMENT & PRODUCTS—0.5%
49,900	Mattel Inc.	746

MEDIA—0.8%
54,500	Walt Disney Co.	1,194

METALS & MINING—0.2%
31,100	Alcoa Inc.	282

MULTI-UTILITIES—0.9%
30,100	Sempra Energy	1,385

MULTILINE RETAIL—0.4%
27,600	Nordstrom Inc.	625

OIL, GAS & CONSUMABLE FUELS—13.5%
20,400	Apache Corp.	1,486
60,100	Chevron Corp.	3,973
828,000	CNOOC Ltd.(HK)	927
55,300	Devon Energy Corp.	2,867
65,100	Exxon Mobil Corp.	4,340
90,400	Marathon Oil Corp.	2,685
16,600	Petro-Canada (CAN)	524
78,300	Total SA (FR)	3,973

		20,775

COMMON STOCKS—Continued

Shares		Value (000s)

PHARMACEUTICALS—8.0%
82,200	Abbott Laboratories	$3,440
72,300	Johnson & Johnson	3,786
112,800	Pfizer Inc.	1,507
81,600	Teva Pharmaceutical Industries Ltd. ADR (IL)[1]	3,581

		12,314

REAL ESTATE INVESTMENT TRUSTS (REITs)—1.4%
6,800	Alexandria Real Estate Equities Inc.	248
23,300	Corporate Office Properties Trust	712
5,400	Public Storage Inc.	361
14,936	Simon Property Group Inc.	771

		2,092

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.3%
158,800	Hongkong Land Holdings Ltd. (HK)	397

ROAD & RAIL—0.5%
19,500	Norfolk Southern Corp.	696

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.6%
67,700	Intel Corp.	1,068
63,600	Microchip Technology Inc.	1,463

		2,531

SOFTWARE—2.2%
144,900	Microsoft Corp.	2,935
19,900	Oracle Corp.*	385

		3,320

SPECIALTY RETAIL—0.5%
17,500	Hennes & Mauritz AB (SW)	789

TEXTILES, APPAREL & LUXURY GOODS—1.0%
28,200	Nike Inc. Cl. B	1,480

TOBACCO—1.8%
171,400	Altria Group Inc.	2,799

WIRELESS TELECOMMUNICATION SERVICES—0.5%
16,300	China Mobile Ltd. ADR (HK)[1]	703

TOTAL COMMON STOCKS (Cost $181,048)		147,690

SHORT-TERM INVESTMENTS—3.8%
(Cost $5,841)
Principal Amount (000s)
REPURCHASE AGREEMENTS—3.8%
$5,841	Repurchase Agreement with State Street Corp. dated April 30, 2009 due May 1, 2009 at 0.010% collateralized by Federal National Mortgage Association (market value $5,841)	5,841

TOTAL INVESTMENTS—99.9% (Cost $186,889)		153,531

CASH AND OTHER ASSETS, LESS LIABILITIES—0.1%		133

TOTAL NET ASSETS—100.0%		$153,664

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2009, based on the inputs used to value them.

Valuation Description	Investments in Securities
Level 1—Quoted Prices	$147,366
Level 2—Other Significant Observable Inputs	6,165
Level 3—Significant Unobservable Inputs	—

Total	$153,531

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

CAN	Canada.

FR	France.

GER	Germany.

HK	Hong Kong.

IL	Israel.

MEX	Mexico.

SW	Sweden.

SWS	Switzerland.

UK	United Kingdom.

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Harbor Mid Cap Value Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

LSV Asset Management

1 North Wacker Drive

Chicago, IL 60606

PORTFOLIO MANAGERS

Josef Lakonishok, Ph.D.

Since 2004

Menno Vermeulen, CFA

Since 2004

Puneet Mansharamani

CFA

Since 2006

LSV has subadvised the Fund since September 30, 2004.

INVESTMENT GOAL

Long-term total return.

PRINCIPAL STYLE CHARACTERISTICS

Mid cap value stocks of companies with inexpensive fundamentals and recent momentum, relative to their peers.

Josef Lakonishok

Menno Vermeulen

Puneet Mansharamani

Management’s Discussion of Fund Performance

MARKET REVIEW

Even after a 25% gain in the last two months, mid cap stocks posted a -1.7% decline for the six months ended April 30, 2009. Volatility remained high; the market experienced a rally to close out 2008 from its early-November lows, only to post significant losses in January and February and then rally again in March and April. Market leadership reversed in recent months as value stocks led the most recent advance. However, over the full fiscal half-year, value stocks trailed their growth counterparts by a wide margin. The Russell Midcap® Value Index declined -6.14% while the Russell Midcap® Growth Index was up 2.71%.

Financial stocks and real estate investment trusts (REITS) were the two worst-performing segments of the market, declining -20%. Commercial banks were particularly hard hit, declining over -40%. The two best-performing sectors were information technology and telecommunications as both posted double-digit returns. Consumer discretionary stocks staged a comeback, leading all sectors of the market during the most recent rally after very poor performance throughout most of 2008.

PERFORMANCE

Harbor Mid Cap Value Fund outperformed its benchmark by a substantial margin. The Fund returned -0.91% (Institutional Class), -0.93% (Administrative Class), and -1.17% (Investor Class) for the six months ended April 30, 2009, compared to -6.14% for the Russell Midcap® Value Index. Although value stocks trailed significantly for the six months, the environment for deep value has improved recently, with lower-multiple stocks leading the market in recent months after struggling for nearly two years. We attempt to add value through individual stock selection and limited sector and industry bets. In the fiscal half-year our sector allocation and individual stock selection both added value. The Fund’s overweight to the technology sector and underweight to REITs had the most positive impact of our sector decisions. The Fund was nearly 5% overweight to technology, which advanced 13%. We were near our 5% maximum underweight to REITs, which declined over -20%.

Individual stock selection was positive, particularly in the financial, consumer staples, and REIT sectors. Top performers in the portfolio included restaurant stocks Ruby Tuesday, Darden Restaurants, and Brinker International; technology stocks 3Com, Sun Microsystems, and Seagate Technology; and financials Morgan Stanley, Nationwide Financial, and Aspen Insurance. Detractors included mortgage REIT Anthracite Capital, financials Regions Financial and Huntington Bancshares, and industrial company Steelcase. We sell stocks that fall in ranking, which may occur if the stock has done well and has become less attractive from a valuation perspective or if the stock has declined significantly in value. We sold Darden Restaurants and Nationwide Financial and trimmed our weight in Aspen Insurance, all of which became less attractive on our valuation measures. We also sold our position in Anthracite Capital, which declined significantly in value.

OUTLOOK AND STRATEGY

Our portfolio decision-making process is strictly quantitative and driven by a proprietary model that ranks securities on fundamental measures of value and indicators of near-term

Harbor Mid Cap Value Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
CMS Energy Corp.	1.6%

Computer Sciences Corp.	1.6%

Pepsi Bottling Group Inc.	1.6%

American Electric Power Company Inc.	1.5%

Archer Daniels Midland Co.	1.5%

AmerisourceBergen Corp.	1.5%

Aspen Insurance Holdings Ltd. (BM)	1.4%

Tidewater Inc.	1.4%

Goodrich Corp.	1.4%

Kinetic Concepts Inc.	1.3%

appreciation potential along with a portfolio-construction process that controls for risk while maximizing the expected return of the portfolio. The objective of the model is to pick undervalued stocks with high potential for near-term appreciation. The process is purely bottom-up with no emphasis placed on macroeconomic analysis.

Sector weightings are driven by our stock selection process subject to minimum and maximum exposures to sectors and industries. The most significant change to sector weights in the last six months was in the health care sector, where we increased the Fund’s exposure from 4.1% to 9.1%. Purchases in the health care sector included Kinetic Concepts, AmerisourceBergen Corporation, Coventry Health Care, and Kindred Healthcare. We decreased our exposure to the materials and industrials sectors, selling or trimming Goodrich, Lennox International, chemical companies Lubrizol and A. Schulman, and machinery stocks Parker Hannifin and Mueller Industries. Currently, the portfolio is overweight in the health care and technology sectors at the expense of REITs and, to a lesser extent, utilities and industrials. The Fund is modestly overweight to financials relative to the benchmark but within the sector the Fund is overweight insurance companies and capital markets while underweight thrifts and diversified financials.

Even with the recent market advance, the portfolio is trading at a significant discount to the market on several valuation metrics. The Fund traded at 11.1x forward earnings compared to 22.6x for its benchmark, and 4.6x cash flow compared to 5.8x for the Russell Midcap® Value Index, as of April 30, 2009, and the portfolio was trading at book value. The forward-earnings multiple has expanded recently as analysts slashed earnings expectations for the coming year. We believe that both the absolute and relative valuations of the portfolio remain very compelling.

We have seen an improved environment for value stocks in the last few months after nearly two years of difficult markets for our deep value style. The most recent advance was the fifth short-lived rally in the past 15 months; with each move, the magnitude of the advance has increased and the duration lengthened. In each of these rallies, the Fund has performed well in both absolute and relative terms.

This report contains the current opinions of LSV Asset Management at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Mid Cap Value Fund

FUND SUMMARY—April 30, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	023

Cusip	411511835

Ticker	HAMVX

Inception Date	03/01/2002

Net Expense Ratio	0.98%[a]

Total Net Assets (000s)	$33,101

ADMINISTRATIVE CLASS

Fund #	223

Cusip	411511728

Ticker	HRMVX

Inception Date	11/01/2002

Net Expense Ratio	1.23%[a]

Total Net Assets (000s)	$533

INVESTOR CLASS

Fund #	423

Cusip	411511736

Ticker	HIMVX

Inception Date	11/01/2002

Net Expense Ratio	1.35%[a]

Total Net Assets (000s)	$1,879

a	Annualized.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)*	$4,728x	$4,903

Price/Earning Ratio (P/E)*	12.8x	16.6x

Price/Book Ratio (P/B)*	1.2x	1.4x

Beta vs. Russell Midcap® Value Index**	1.01	1.00

Portfolio Turnover Rate—Unannualized	32%	N/A
(6-Month Period Ended (04-30-2009)

*	Source: FactSet.

**	Source: ©2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

SECTOR ALLOCATION (% of investments)

(Excludes short-term investments)

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio holdings: individual investments may have different characteristics.

Harbor Mid Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 03/01/2002 through 04/30/2009

The graph compares a $50,000 investment in the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Mid Cap Value Fund
Institutional Class	-0.91%	-32.78%	-2.34%	-1.04%	03/01/2002	$46,388
Comparative Index
Russell Midcap® Value	-6.14%	-36.76%	0.06%	2.93%	—	$61,504

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 04/30/2009

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Mid Cap Value Fund
Administrative Class	-0.93%	-32.89%	-2.51%	1.54%	11/01/2002	$11,040
Investor Class	-1.17%	-32.96%	-2.65%	1.41%	11/01/2002	$10,951
Comparative Index
Russell Midcap® Value	-6.14%	-36.76%	0.06%	5.89%	—	$14,502

As stated in the Fund’s current prospectus, the expense ratios were 0.98% (Net) and 1.00% (Gross) (Institutional Class); 1.23% (Net) and 1.27% (Gross) (Administrative Class); and 1.35% (Net) and 1.37% (Gross) (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—April 30, 2009 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash of 1.5%)

COMMON STOCKS—98.5%

Shares		Value (000s)

AEROSPACE & DEFENSE—2.0%
10,800	Goodrich Corp.	$478
2,900	L-3 Communications Holdings Inc.	221

		699

AUTO COMPONENTS—0.7%
6,200	Autoliv Inc.	153
9,000	Goodyear Tire & Rubber Co.*	99

		252

AUTOMOBILES—0.8%
13,400	Harley-Davidson Inc.	297

BEVERAGES—2.6%
19,900	Coca-Cola Enterprises Inc.	340
18,300	Pepsi Bottling Group Inc.	572

		912

CAPITAL MARKETS—2.8%
14,500	Ameriprise Financial Inc.	382
14,600	Morgan Stanley Group Inc.	345
7,800	State Street Corp.	266

		993

CHEMICALS—3.0%
9,900	A. Schulman Inc.	155
6,900	Eastman Chemical Co.	274
9,000	Lubrizol Corp.	389
5,700	PPG Industries Inc.	251

		1,069

COMMERCIAL BANKS—4.2%
25,100	Banco Latinoamericano de Exportaciones S.A. (PAN)	309
13,500	BB&T Corp.	315
8,000	Comerica Inc.	168
18,900	Fifth Third Bancorp.	77
26,300	Huntington Bancshares Inc.	73
18,200	KeyCorp	112
7,100	PNC Financial Services Group Inc.	282
36,000	Regions Financial Corp.	162

		1,498

COMMERCIAL SERVICES & SUPPLIES—1.3%
29,400	R.R. Donnelley & Sons Co.	343
25,900	Steelcase Inc. Cl. A	117

		460

COMMUNICATIONS EQUIPMENT—1.3%
112,500	3Com Corporation*	456

COMPUTERS & PERIPHERALS—2.7%
16,100	Lexmark International Inc. Cl. A*	316
23,000	Seagate Technology	187
21,500	Sun Microsystems Inc.*	197
10,800	Western Digital Corp.*	254

		954

CONSUMER FINANCE—0.5%
15,900	AmeriCredit Corp.*	162

CONTAINERS & PACKAGING—0.8%
11,400	Owens-Illinois Inc.*	278

DIVERSIFIED FINANCIAL SERVICES—0.5%
7,200	Financial Federal Corp.	177

DIVERSIFIED TELECOMMUNICATION SERVICES—0.6%
8,500	CenturyTel Inc.	231

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

ELECTRIC UTILITIES—3.6%
20,200	American Electric Power Company Inc.	$533
19,400	Mirant Corp.	247
17,600	Pepco Holdings Inc.	210
10,000	Pinnacle West Capital Corp.	274

		1,264

ELECTRICAL EQUIPMENT—0.5%
5,800	A. O. Smith Corp.	180

ELECTRONIC EQUIPMENT & INSTRUMENTS—2.3%
26,500	Benchmark Electronics Inc.*	321
22,600	Ingram Micro Inc.*	328
11,300	Technitrol Inc.	46
23,300	Vishay Intertechnology Inc.*	137

		832

ENERGY EQUIPMENT & SERVICES—1.4%
11,700	Tidewater Inc.	506

FOOD & STAPLES RETAILING—2.1%
19,500	Safeway Inc.	385
21,600	Supervalu Inc.	353

		738

FOOD PRODUCTS—4.0%
21,600	Archer Daniels Midland Co.	532
5,300	Bunge Ltd. (BM)	254
15,000	ConAgra Foods Inc.	266
28,600	Del Monte Foods Co.	216
10,200	Fresh Del Monte Produce Inc. (CYM)*	148

		1,416

GAS UTILITIES—0.5%
5,800	AGL Resources Inc.	181

HEALTH CARE EQUIPMENT & SUPPLIES—1.3%
18,700	Kinetic Concepts Inc.	463

HEALTH CARE PROVIDERS & SERVICES—3.8%
15,700	AmerisourceBergen Corp.	528
6,900	Cigna Corp.	136
16,000	Coventry Health Care Inc.*	255
19,300	Kindred Healthcare Inc.*	251
3,300	Universal Health Services Inc. Cl. B	166

		1,336

HOTELS, RESTAURANTS & LEISURE—1.6%
15,300	Brinker International Inc.	271
38,700	Ruby Tuesday Inc.	297

		568

HOUSEHOLD DURABLES—4.0%
15,500	American Greetings Corp. Cl. A	122
5,800	Black & Decker Corp.	234
15,100	Ethan Allen Interiors Inc.	203
43,700	Newell Rubbermaid Inc.	456
9,100	Whirlpool Corp.	411

		1,426

HOUSEHOLD PRODUCTS—0.7%
5,775	Blyth Inc.	254

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—0.4%
17,700	AES Corp.	125

COMMON STOCKS—Continued

Shares		Value (000s)

INDUSTRIAL CONGLOMERATES—1.5%
121	Seaboard Corp.	$113
17,400	Tyco International Ltd.	413

		526

INSURANCE—11.5%
10,000	Aflac Inc.	289
4,900	Allied World Assurance Company Holdings Ltd. (BM)	182
10,100	Allstate Corp.	236
30,500	American Equity Investment Life Holding Company	172
16,600	American Financial Group, Inc.	292
21,800	Aspen Insurance Holdings Ltd. (BM)	514
10,500	Chubb Corp.	409
13,700	Cincinnati Financial Corp.	328
7,500	Endurance Specialty Holdings Ltd. (BM)	196
5,700	Everest Re Group Ltd.	425
17,300	Horace Mann Educators Corp.	152
12,700	IPC Holdings Ltd. (BM)	331
12,400	Lincoln National Corp.	139
3,300	PartnerRE Ltd.	225
5,600	Protective Life Corp.	48
5,800	StanCorp Financial Group Inc.	159

		4,097

INTERNET SOFTWARE & SERVICES—0.9%
18,900	eBay Inc.*	311

IT SERVICES—1.6%
15,500	Computer Sciences Corp.*	573

LEISURE EQUIPMENT & PRODUCTS—1.7%
8,300	Hasbro Inc.	221
11,700	Polaris Industries Inc.	392

		613

MACHINERY—2.9%
9,500	Crane Co.	219
4,200	Cummins Inc.	143
8,000	EnPro Industries Inc.*	128
6,800	Mueller Industries Inc.	149
6,100	Parker Hannifin Corp.	277
9,000	Terex Corp.	124

		1,040

MEDIA—1.8%
22,700	Belo Corp. Cl. A	38
20,900	CBS Corp.	147
14,400	Dish Network Corp.	191
11,500	Gannett Inc.	45
48,300	Journal Communications Inc. Cl. A	75
15,700	News Corp.	130

		626

METALS & MINING—0.3%
2,800	Nucor Corp.	114

MULTI-UTILITIES—7.7%
20,000	Alliant Energy Corp.	447
15,200	CenterPoint Energy Inc.	162
47,800	CMS Energy Corp.	575
10,500	DTE Energy Co.	310
20,700	NiSource Inc.	228
12,900	NorthWestern Corp.	270
7,700	Scana Corporation	233
7,700	Sempra Energy	354
9,300	Xcel Energy Inc.	171

		2,750

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

MULTILINE RETAIL—0.3%
3,000	J.C. Penney Co. Inc.	$92

OFFICE ELECTRONICS—1.2%
71,500	Xerox Corp.	437

OIL, GAS & CONSUMABLE FUELS—3.5%
7,600	Holly Corporation	159
13,500	Overseas Shipholding Group Inc.	388
9,000	Sunoco Inc.	239
8,400	Tesoro Petroleum Corp.	128
9,000	Valero Energy Corp.	179
7,300	Walter Industries Inc.	166

		1,259

PAPER & FOREST PRODUCTS—0.6%
15,700	International Paper Co.	199

PHARMACEUTICALS—3.9%
16,300	Endo Pharmaceuticals Holdings Inc.	270
17,800	Forest Laboratories Inc.*	386
50,000	King Pharmaceuticals Inc.*	394
25,200	Mylan Inc.*	334

		1,384

REAL ESTATE INVESTMENT TRUSTS (REITs)—3.7%
23,500	Hospitality Properties Trust	288
59,400	HRPT Properties Trust	256
12,700	Liberty Propert Trust	309
19,700	Medical Properties Trust Inc.	105
5,000	National Health Investors Inc.	134
38,876	Sunstone Hotel Investors Inc.	206
1	Walter Investment Management Corp.	—	[a]

		1,298

COMMON STOCKS—Continued

Shares		Value (000s)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.5%
800	MKS Instruments Inc.*	$13
9,200	Novellus Systems Inc.*	166

		179

SPECIALTY RETAIL—3.6%
8,800	Barnes & Noble Inc.	230
27,700	Gap Inc.	430
20,500	Radioshack Corp.	291
27,100	Stage Stores Inc.	332

		1,283

TEXTILES, APPAREL & LUXURY GOODS—0.4%
12,900	Jones Apparel Group Inc.	119
5,300	Liz Claiborne Inc.	25

		144

THRIFTS & MORTGAGE FINANCE—0.4%
12,100	Hudson City Bancorp Inc.	152

TOBACCO—0.5%
5,300	Universal Corp.	160

TOTAL COMMON STOCKS (Cost $54,220)		34,964

TOTAL INVESTMENTS—98.5% (Cost $54,220)		34,964

CASH AND OTHER ASSETS, LESS LIABILITIES—1.5%		549

TOTAL NET ASSETS—100.0%		$35,513

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2009, based on the inputs used to value them.

Valuation Description	Investments in Securities
Level 1—Quoted Prices	$34,964
Level 2—Other Significant Observable Inputs	—
Level 3—Significant Unobservable Inputs	—

Total	$34,964

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

BM	Bermuda.

CYM	Cayman Island.

PAN	Panama.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Harbor SMID Value Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Evercore Asset Management, LLC

55 East 52nd Street

New York, NY 10055

PORTFOLIO MANAGERS

Andrew Moloff

Since 2007

Greg Sawers

Since 2007

Evercore has subadvised the Fund since its inception in 2007.

INVESTMENT GOAL

Long-term total return.

PRINCIPAL STYLE CHARACTERISTICS

Small to mid cap value stocks.

Andrew Moloff

Greg Sawers

Management’s Discussion of

Fund Performance

MARKET REVIEW

Without reciting all of the statistical proof regarding just how bad it was, suffice it to say that in the past six months the markets touched two “bottoms.” The first came in late November and then, after a bullish first 10 days in January, the market collapse resumed, hitting a 12-year low on March 9. Finally, a sharp rally ensued through the end of April.

Our sense is that the market has been weighing two competing forces. On one hand, the underlying economy appears to remain rather weak. To be sure, there have been some signs of recent improvement: better-than-expected home sales, a modest uptick in reported consumer spending, and some narrowing of fixed income risk premiums chief among them.

But other data points still seem rather discouraging. We are concerned by the fact that consumer spending constitutes nearly two-thirds of GDP and consumers now are choosing to spend less than they have in recent years, perhaps a lot less if they also wish to re-establish a positive saving rate.

On the more optimistic side, it’s not as if all of this is new. Instead, it’s a dynamic that has been building for at least the past year, documented daily and endlessly by the media. Valuations, as a result, are quite depressed. At the same time, the federal government is responding in unprecedented ways and to an unprecedented degree.

PERFORMANCE

Harbor SMID Value Fund returned -6.14% (Institutional Class), -6.26% (Administrative Class), and -6.21% (Investor Class) for the six months ended April 30, 2009, compared to -8.12% for the Russell 2500™ Value Index.

The largest contributors to performance came from several portfolio holdings where we capitalized on market weakness in November, January, and February by adding to existing positions. In each case, we believed that stock prices had become disconnected from underlying business fundamentals. Among the names in this group were XL Capital, Bowne & Co., Dollar Thrifty Automotive, Jarden Corp., M/I Homes, and MarineMax. In each instance we were able to meaningfully reduce our average cost. These opportunistic buys derived from confidence in our research. Several of these companies were, for a time, being priced as though they were on the verge of going out of business, which was simply not the case. Most of them have solid balance sheets that can withstand even a prolonged and severe downturn in their respective businesses. Rental car operator Dollar Thrifty provides a good example of investor panic; the stock sank as low as $0.60 per share as investors worried about the effect a Chrysler bankruptcy could have on the company. Our research told us that the effect would be minimal. As stock prices recovered in general during March and April, these holdings were among the largest contributors to our performance.

An ongoing important theme in our portfolio—the financial sector—was a mixed bag. We initiated new positions in Regions Financial and Washington Federal, regional banks that added to performance. However several other bank holdings—Banco Popular, Key Corp., Marshall & Ilsley, and National City (prior to its acquisition by PNC)—were meaningful

Harbor SMID Value Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
XL Capital Ltd Shares A (CYM)	7.2%

MarineMax Inc.	5.2%

Jarden Corp.	4.5%

Assured Guaranty Ltd. (BM)	4.3%

Adaptec Inc.	3.9%

Dollar Thrifty Automotive Group, Inc.	3.9%

M/I Homes Inc.	3.8%

Bowne & Co. Inc.	3.5%

MBIA Inc.	3.2%

Deluxe Corp.	3.0%

detractors. The banks that hurt performance had not experienced significant changes to their fundamental outlook. However, investors greatly fear the dilutive impact that government-mandated capital raising could have on these companies. In our view, most of these institutions have adequate capital. The one bank we hold that is perhaps most exposed to a potentially dilutive capital raise is Banco Popular. We are monitoring its performance closely, but at about 1% of the portfolio, the risk in this position is, we believe, well-contained.

The bond guarantor MBIA also detracted from performance, but in our view recent developments have been, if anything, positive. MBIA has succeeded in forming a new subsidiary to try to get back into the business of insuring municipal bonds, an activity it has not been able to do since losing its AAA credit rating last year. The situation is complex, but the formation of this subsidiary has had the net effect of substantially reducing the amount of shareholder capital exposed to the worst insurance policies written by MBIA.

OUTLOOK AND STRATEGY

We believe we are well positioned for strong performance. Value investing is about taking calculated risks in response to the fears of other investors. Not surprisingly, high levels of risk aversion have created a broader and, more importantly, a deeper-than-normal set of undervalued opportunities from which to choose.

Our portfolio is structured in a rather pro-cyclical way, essentially betting that sometime within the next 12 to 24 months housing will bottom, loan losses will peak, and consumer spending will find a new, albeit lower, sustainable level from which to resume modest growth.

In this context, portfolio turnover has slowed considerably, given the belief that we currently own a collection of very inexpensive stocks. Uncovering new names that are more attractive than our existing holdings has become difficult to do.

Some 30% to 35% of the portfolio remains invested in a broad range of financials, from regional banks to a variety of insurance companies. The portfolio is notably devoid of retailers. We expect a continuing major retrenchment in consumer spending, which we believe would expose America as being “over-stored” in everything from home furnishing chains and car dealerships, to shoe stores and even malls in general. Therefore, we see a good likelihood of surprisingly disappointing profits in the years ahead.

The recovery of the markets in March and April provides a glimpse of how just a small change in investor psychology could have a dramatic impact on our performance. With a portfolio that is much cheaper than the market, according to most valuation metrics, we look forward to a period of sustained outperformance as the recession bottoms out and investors’ fears begin to subside.

This report contains the current opinions of Evercore Asset Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small and mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Because the Fund typically invests in approximately 40-60 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor SMID Value Fund

FUND SUMMARY—April 30, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	028

Cusip	411511421

Ticker	HASMX

Inception Date	05/01/2007

Net Expense Ratio	0.95%[a]

Total Net Assets (000s)	$1,629

ADMINISTRATIVE CLASS

Fund #	228

Cusip	411511439

Ticker	HRSMX

Inception Date	05/01/2007

Net Expense Ratio	1.20%[a]

Total Net Assets (000s)	$455

INVESTOR CLASS

Fund #	428

Cusip	411511413

Ticker	HISMX

Inception Date	05/01/2007

Net Expense Ratio	1.32%[a]

Total Net Assets (000s)	$499

a	Annualized.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)*	$1,678x	$1,738

Price/Earning Ratio (P/E)*	15.1x	16.1x

Price/Book Ratio (P/B)*	0.8x	1.3x

Beta vs. Russell 2500™ Value Index**	1.45	1.00

Portfolio Turnover Rate—Unannualized	39%	N/A
(6-Month Period Ended 04/30/2009)

*	Source: FactSet.

**	Source: ©2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

SECTOR ALLOCATION (% of investments)

(Excludes short-term investments)

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

Harbor SMID Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2007 through 04/30/2009

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2500™ Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor SMID Value Fund
Institutional Class	-6.14%	-37.65%	—%	-32.95%	05/01/2007	$22,476
Comparative Index
Russell 2500™ Value	-8.12%	-32.02%	-0.87%	-23.75%	—	$29,072

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2007 through 04/30/2009

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2500™ Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor SMID Value Fund
Administrative Class	-6.26%	-37.73%	—%	-33.06%	05/01/2007	$4,481
Investor Class	-6.21%	-37.83%	—%	-33.15%	05/01/2007	$4,469
Comparative Index
Russell 2500™ Value	-8.12%	-32.02%	-0.87%	-23.75%	—	$5,814

As stated in the Fund’s current prospectus, the expense ratios were 0.95% (Net) and 3.97% (Gross) (Institutional Class); 1.20% (Net) and 3.94% (Gross) (Administrative Class); and 1.32% (Net) and 4.08% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/28/2010. The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

Harbor SMID Value Fund

PORTFOLIO OF INVESTMENTS—April 30, 2009 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 3.0%)

COMMON STOCKS—97.0%

Shares		Value (000s)

AUTO COMPONENTS—6.2%
1,432	American Axle & Manufacturing Holdings Inc.	$14
3,121	Autoliv Inc.	78
2,392	BorgWarner Inc.	69

		161

BUILDING PRODUCTS—1.8%
2,275	American Woodmark Corp.	47

COMMERCIAL BANKS—10.1%
915	City National Corp.	33
1,843	Comerica Inc.	39
4,514	KeyCorp	28
7,425	Marshall & Ilsley Corp.	43
1,298	PNC Financial Services Group Inc.	51
10,450	Popular Inc.	30
8,440	Regions Financial Corp.	38

		262

COMMERCIAL SERVICES & SUPPLIES—7.4%
800	Avery Dennison Corp.	23
17,508	Bowne & Co. Inc.	90
5,456	Deluxe Corp.	79

		192

COMPUTERS & PERIPHERALS—3.9%
35,558	Adaptec Inc.*	102

COMMON STOCKS—Continued

Shares		Value (000s)

CONSUMER FINANCE—1.3%
4,103	Discover Financial Services	$33

FOOD PRODUCTS—4.3%
4,242	Del Monte Foods Co.	32
9,053	Smithfield Foods Inc.*	78

		110

HEALTH CARE EQUIPMENT & SUPPLIES—2.6%
2,286	Cooper Companies Inc.	66

HOUSEHOLD DURABLES—14.4%
1,175	Black & Decker Corp.	47
3,849	CSS Industries Inc.	77
5,761	Jarden Corp.*	116
6,492	M/I Homes Inc.*	99
17,273	Standard Pacific Corp.*	32

		371

INSURANCE—19.6%
11,525	Assured Guaranty Ltd. (BM)	111
17,349	MBIA Inc.*	82
5,340	Old Republic International Corp.	50
380	RenaissanceRe Holdings Ltd.	19
2,525	Stewart Information Services Corp.	57
19,625	XL Capital Ltd Shares A (CYM)	187

		506

LEISURE EQUIPMENT & PRODUCTS—3.8%
3,347	Jakks Pacific Inc.*	42
3,800	Mattel Inc.	57

		99

MACHINERY—1.4%
5,687	Blount International Inc.*	36

MARINE—2.4%
2,374	Alexander & Baldwin Inc.	63

ROAD & RAIL—6.4%
2,734	Arkansas Best Corp.	63
26,975	Dollar Thrifty Automotive Group, Inc.*	101

		164

SPECIALTY RETAIL—5.2%
29,350	MarineMax Inc.*	134

TEXTILES, APPAREL & LUXURY GOODS—2.2%
5,664	K-Swiss Inc. Cl. A	57

THRIFTS & MORTGAGE FINANCE—1.2%
2,500	Washington Federal Inc.	32

TOBACCO—1.9%
1,620	Universal Corp.	49

TRADING COMPANIES & DISTRIBUTORS—0.9%
1,675	Rush Enterprises Inc.	22

TOTAL COMMON STOCKS (Cost $3,299)		2,506

Harbor SMID Value Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—4.3%
(Cost $110)
Principal Amount (000s)		Value (000s)

REPURCHASE AGREEMENTS—4.3%
$110	Repurchase Agreement with State Street Corp. dated April 30, 2009 due May 1, 2009 at 0.030% collateralized by Federal Home Loan Mortgage Corp Notes (market value $110)	$110

TOTAL INVESTMENTS—101.3% (Cost $3,409)		2,616

CASH AND OTHER ASSETS, LESS LIABILITIES—(1.3)%		(33)

TOTAL NET ASSETS—100.0%		$2,583

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2009, based on the inputs used to value them.

Valuation Description	Investments in Securities
Level 1—Quoted Prices	$2,506
Level 2—Other Significant Observable Inputs	110
Level 3—Significant Unobservable Inputs	—

Total	$2,616

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

BM	Bermuda.

CYM	Cayman Island.

The accompanying notes are an integral part of the financial statements.

Harbor Small Cap Value Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

EARNEST Partners LLC

1180 Peachtree Street NE

Suite 2300

Atlanta, GA 30309

PORTFOLIO MANAGER

Paul Viera

Since 2001

EARNEST Partners has subadvised the Fund since its inception in 2001.

INVESTMENT GOAL

Long-term total return.

PRINCIPAL STYLE CHARACTERISTICS

Small cap value stocks.

Paul Viera

Management’s Discussion of Fund Performance

MARKET REVIEW

Small cap value stocks declined along with the rest of the equity market during the six months ended April 30, 2009. Stocks dropped sharply as the financial crisis peaked during the fall of 2008. Companies across the board, regardless of sector, market cap, or style, declined significantly. Many investors were forced to the sidelines as lenders retracted credit, reducing the amount of leverage available. Others left simply to seek refuge in less-risky assets such as cash or government bonds.

As calendar 2008 neared a close, stocks rallied on hopes that the worst of the financial crisis had passed. However, beginning in January 2009, the market dropped sharply again, this time primarily due to concerns over the rapidly slowing economy. Both consumers and businesses curtailed spending, resulting in sharp drops in overall economic activity. Companies reported generally weak earnings and provided less-than-inspiring guidance. In early March 2009, the small cap equity market bottomed out with the Russell 2000® Value Index down approximately 60% from its high in 2007. March and April, however, saw the tide turn. Despite continued challenges in the financial system and broader economy, investors became more optimistic that the worst might have passed. After bottoming in early March, the Russell 2000® Value Index rallied approximately 40% over the remaining six weeks of the fiscal half-year.

Investors took their cue from several positive signs. Consumer confidence improved in February, March, and April. Although consumers have increased their personal savings rate from flat or negative in years past to over 4% currently, consumer spending actually edged up in the first few months of 2009. The housing market showed signs of stabilization as sales of new homes began to rise in February for the first time in seven months. Sales of existing homes increased in February as well, although much of the gain was driven by bank foreclosures. And in a positive sign for the banking sector, several of the larger banks noted that core profits had improved meaningfully in January and February. Although none of the economic reports indicated that a strong rebound was in sight, investors concluded that the economy was either bottoming out or, at a minimum, declining at a slower rate.

Early in 2009, the U.S. government took additional steps to try to stabilize the economy and financial markets. The Federal Reserve and Treasury announced several new initiatives, and implemented others previously announced, in their continued effort to unfreeze credit markets and reduce interest rates for both individual and business borrowers. Further, Congress passed the much-debated $787 billion stimulus package. Although it is too early to judge the results of these initiatives, certain credit markets have eased considerably. Investment-grade bond issuance increased significantly and even the high-yield bond market started to open up.

PERFORMANCE

Harbor Small Cap Value Fund outperformed its Russell 2000® Value Index benchmark by a substantial margin. The Fund returned -7.66% (Institutional Class), -7.74% (Administrative Class), and -7.80% (Investor Class) for the six months ended April 30, compared with the -12.60% return by the benchmark. Strong stock selection across most market sectors drove the relative outperformance. An underweighted position in financials, as well as an overweighted position in the information technology sector, contributed to

Harbor Small Cap Value Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
FLIR Systems Inc.	3.3%

Cabot Oil & Gas Corp.	3.1%

Eaton Vance Corp.	2.7%

URS Corp.	2.6%

Global Payments Inc.	2.5%

Arris Group Inc.	2.4%

Amerigroup Corp.	2.3%

Jefferies Group Inc.	2.2%

Pharmaceutical Product Development Inc.	2.2%

Aaron Rents Inc. Cl. B	2.2%

relative performance, although the portfolio’s overweighted position in energy names was a detractor. Many individual fund holdings posted gains despite the overall market declines.

Several of the Fund’s best performers were consumer discretionary companies, which as a group outperformed those in the index by approximately 1,500 basis points, or 15 percentage points. Restaurant operator Brinker International, whose brands include Chili’s, On the Border, Macaroni Grill, and Maggiano’s, rose 96%. By reducing overhead expenses and delaying some new store openings until the macroeconomic environment improves, Brinker has been able to preserve profits even as industry-wide restaurant traffic has slowed. CarMax, a nationwide retailer of used cars, rose 20%. The company’s strong capital position, superior inventory management, and dominant market position have enabled it to take share from faltering competitors.

Although the financial sector led the market down as asset write-downs and a weak economy negatively impacted quarterly results, a number of the Fund’s holdings fared well. Boston-based asset management firm Eaton Vance rose 26%. Strong cost control helped offset the negative impact of market declines on the firm’s assets under management. Further, Eaton Vance’s wide distribution network resulted in strong inflows in recent months.

In the telecommunications sector, SBA Communications, a recent Fund addition, significantly outperformed its peer group, rising 39% from its time of purchase. SBA Communications owns and operates more than 6,000 wireless communications towers in the United States, Puerto Rico, and the Virgin Islands. It leases capacity to wireless providers and is benefiting from rising demand related to both increasing subscription rates and greater demand for downloadable data including music and video.

OUTLOOK AND STRATEGY

As of April 30, 2009, the Fund was overweight in the industrials, energy, information technology, consumer discretionary, and health care sectors and was underweight in financials, materials, consumer staples, and utilities. The Fund’s relative overweight and underweight positions are simply an outgrowth of where, as a bottom-up, fundamental manager, we are finding investment opportunities.

In managing the Harbor Small Cap Value Fund, we seek companies with share prices that we believe do not fully reflect their earnings growth outlook. Going forward, we will continue to employ our three-step investment methodology: screen the broad universe to identify stocks that we believe are best positioned to outperform, measure and manage downside risk to the benchmark, and perform in-depth, thorough, fundamental research to find what we believe are the best stocks to include in the Fund.

This report contains the current opinions of EARNEST Partners LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Because the Fund typically invests in approximately 55-70 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Small Cap Value Fund

FUND SUMMARY—April 30, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	022

Cusip	411511843

Ticker	HASCX

Inception Date	12/14/2001

Net Expense Ratio	0.84%[a]

Total Net Assets (000s)	$589,127

ADMINISTRATIVE CLASS

Fund #	222

Cusip	411511710

Ticker	HSVRX

Inception Date	11/01/2002

Net Expense Ratio	1.09%[a]

Total Net Assets (000s)	$28,643

INVESTOR CLASS

Fund #	422

Cusip	411511694

Ticker	HISVX

Inception Date	11/01/2002

Net Expense Ratio	1.21%[a]

Total Net Assets (000s)	$39,645

a	Annualized.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)*	$1,865	$802

Price/Earning Ratio (P/E)*	17.7x	16.7x

Price/Book Ratio (P/B)*	1.6x	1.2x

Beta vs. Russell 2000® Value Index**	0.99	1.00

Portfolio Turnover Rate—Unannualized	14%	N/A
(6-Month Period Ended 04/30/2009)

*	Source: FactSet.

**	Source: ©2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

SECTOR ALLOCATION (% of investments)

(Excludes short-term investments)

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

Harbor Small Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 12/14/2001 through 04/30/2009

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Small Cap Value Fund
Institutional Class	-7.66%	-35.32%	-1.65%	4.86%	12-14-2001	$70,962
Comparative Index
Russell 2000® Value	-12.60%	-31.37%	-1.42%	3.35%	—	$63,744

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 04/30/2009

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Small Cap Value Fund
Administrative Class	-7.74%	-35.45%	-1.85%	5.39%	11/01/2002	$14,060
Investor Class	-7.80%	-35.51%	-2.03%	5.20%	11/01/2002	$13,903
Comparative Index
Russell 2000® Value	-12.60%	-31.37%	-1.42%	5.60%	—	$14,245

As stated in the Fund’s current prospectus, the expense ratios were 0.87% (Institutional Class); 1.12% (Administrative Class); and 1.24% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

Harbor Small Cap Value Fund

PORTFOLIO OF INVESTMENTS—April 30, 2009 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 3.3%)

COMMON STOCKS—96.7%

Shares		Value (000s)

AEROSPACE & DEFENSE—6.0%
566,500	AAR Corp.*	$8,537
1,164,900	Hexcel Corp.*	11,171
404,798	Moog Inc. Cl. A*	10,841
284,500	Teledyne Technologies Inc.*	9,084

		39,633

CAPITAL MARKETS—6.9%
644,273	Eaton Vance Corp.	17,634
754,900	Jefferies Group Inc.	14,773
824,268	Raymond James Financial Inc.	12,933

		45,340

CHEMICALS—3.8%
99,900	Ashland Inc.	2,194
385,400	Scotts Miracle-Gro Co.	13,015
398,800	Valspar Corp.	9,571

		24,780

COMMON STOCKS—Continued

Shares		Value (000s)

COMMERCIAL BANKS—5.1%
803,000	East West Bancorp Inc.	$5,484
534,700	Pacific Capital Bancorp	3,711
568,109	Trustmark Corp.	12,351
462,100	United Bankshares Inc.	11,987

		33,533

COMMERCIAL SERVICES & SUPPLIES—1.8%
568,455	Republic Services Inc.	11,937

COMMUNICATIONS EQUIPMENT—2.4%
1,486,519	Arris Group Inc.*	15,861

CONSTRUCTION & ENGINEERING—4.2%
268,700	Granite Construction Inc.	10,600
392,900	URS Corp.*	17,311

		27,911

CONSTRUCTION MATERIALS—0.3%
678,161	Headwaters Inc.*	1,709

CONSUMER FINANCE—2.6%
403,562	Cash America International Inc.	9,024
162,500	Student Loan Corp.	7,826

		16,850

ELECTRONIC EQUIPMENT & INSTRUMENTS—6.3%
600,302	Checkpoint Systems Inc.*	7,294
993,536	FLIR Systems Inc.*	22,037
267,811	Itron Inc.*	12,319

		41,650

ENERGY EQUIPMENT & SERVICES—1.9%
147,900	Core Laboratories (NET)	12,310

GAS UTILITIES—3.3%
354,000	Oneok Inc.	9,264
397,900	WGL Holdings Inc.	12,391

		21,655

HEALTH CARE PROVIDERS & SERVICES—6.5%
261,000	Amedisys Inc.*	8,754
509,200	Amerigroup Corp.*	15,210
634,362	Healthways Inc.*	6,616
334,892	Mednax Inc.	12,023

		42,603

HOTELS, RESTAURANTS & LEISURE—3.9%
450,598	Brinker International Inc.	7,984
570,000	Life Time Fitness Inc.*	10,693
611,691	Sonic Corp.*	6,680

		25,357

HOUSEHOLD DURABLES—2.8%
337,400	Meritage Homes Corp.*	7,021
333,900	Snap-on Inc.	11,326

		18,347

INSURANCE—6.5%
468,297	Delphi Financial Group Inc.	8,088
774,200	Protective Life Corp.	6,635
425,000	Reinsurance Group of America	13,511
423,800	State Auto Financial Corp.	6,878
398,033	United Fire & Casualty Co.	7,431

		42,543

Harbor Small Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

INTERNET SOFTWARE & SERVICES—2.1%
353,089	Digital River Inc.*	$13,566

IT SERVICES—3.9%
509,500	Global Payments Inc.	16,334
628,200	SRA International Inc.*	9,668

		26,002

LIFE SCIENCES TOOLS & SERVICES—4.0%
296,300	Covance Inc.*	11,639
745,486	Pharmaceutical Product Development Inc.	14,619

		26,258

MACHINERY—7.2%
598,700	Bucyrus International Inc. Cl. A	12,998
446,400	Harsco Corp.	12,298
629,100	Timken Co.	10,116
394,800	Toro Company	11,994

		47,406

OIL, GAS & CONSUMABLE FUELS—5.5%
680,400	Cabot Oil & Gas Corp.	20,541
524,200	St. Mary Land & Exploration Co.	9,367
595,800	Swift Energy Co.*	6,447

		36,355

PROFESSIONAL SERVICES—1.0%
337,538	School Specialty Inc.*	6,336

SPECIALTY RETAIL—2.4%
422,600	Aaron Rents Inc. Cl. B	14,182
128,660	Carmax Inc.*	1,642

		15,824

COMMON STOCKS—Continued

Shares		Value (000s)

TEXTILES, APPAREL & LUXURY GOODS—2.0%
443,300	Phillips-Van Heusen Corp.	$12,869

THRIFTS & MORTGAGE FINANCE—1.4%
1,114,650	Astoria Financial Corp.	9,207

TRADING COMPANIES & DISTRIBUTORS—1.4%
218,884	Watsco Inc.	9,401

WIRELESS TELECOMMUNICATION SERVICES—1.5%
401,300	SBA Communications Corp.	10,113

TOTAL COMMON STOCKS (Cost $779,726)		635,356

SHORT-TERM INVESTMENTS—2.5%
(Cost $16,557)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$16,557	Repurchase Agreement with State Street Corp. dated April 30, 2009 due May 1, 2009 at 0.010% collateralized by Federal Home Loan Mortgage Association (market value $16,557)	16,557

TOTAL INVESTMENTS—99.2% (Cost $796,283)		651,913

CASH AND OTHER ASSETS, LESS LIABILITIES—0.8%		5,502

TOTAL NET ASSETS—100.0%		$657,415

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2009, based on the inputs used to value them.

Valuation Description	Investments in Securities
Level 1—Quoted Prices	$635,356
Level 2—Other Significant Observable Inputs	16,557
Level 3—Significant Unobservable Inputs	—

Total	$651,913

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

NET	Netherlands.

The accompanying notes are an integral part of the financial statements.

Harbor Domestic Equity Funds

STATEMENT OF ASSETS AND LIABILITIES—April 30, 2009 (Unaudited)

(All amounts in thousands, except per share amounts)

	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Small Company Growth Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor SMID Value Fund	Harbor Small Cap Value Fund
ASSETS
Investments, at identified cost*	$6,143,134	$483,203	$338,860	$53,968	$186,889	$54,220	$3,409	$796,283
Investments, at value	$6,212,217	$462,013	$289,552	$53,678	$147,690	$34,964	$2,506	$635,356
Repurchase agreements	141,717	10,119	13,724	1,748	5,841	—	110	16,557
Cash	1	—	1	—	17	94	—	1
Receivables for:
Investments sold	31,584	15,285	6,571	1,961	—	1,776	—	8,924
Capital shares sold	9,408	503	168	35	50	33	2	1,232
Dividends	4,074	272	—	—	223	66	—	518
Withholding tax receivable	470	7	—	—	20	1	—	—
Other assets	—	—	8	36	—	6	5	4
Prepaid registration fees	21	43	26	33	36	24	24	22
Prepaid fund insurance	27	1	2	1	1	—	—	4
Total Assets	6,399,519	488,243	310,052	57,492	153,878	36,964	2,647	662,618
LIABILITIES
Payables for:
Investments purchased	69,722	14,195	3,217	2,563	—	1,285	62	2,806
Capital shares reacquired	3,368	339	215	101	81	138	—	1,940
Accrued expenses:
Management fees	2,972	276	179	30	74	21	1	382
12b-1 fees	141	49	8	8	7	—	—	13
Trustees’ fees and expenses	94	5	7	1	4	1	—	15
Transfer agent fees	468	39	22	7	12	3	—	47
Other	378	83	—	5	36	3	1	—
Total Liabilities	77,143	14,986	3,648	2,715	214	1,451	64	5,203
NET ASSETS	$6,322,376	$473,257	$306,404	$54,777	$153,664	$35,513	$2,583	$657,415
Net Assets Consist of:
Paid-in capital	$8,730,740	$712,614	$413,281	$108,847	$243,208	$67,163	$5,249	$862,383
Undistributed/(over-distributed) net investment income	10,174	(326)	(652)	(152)	1,208	275	3	1,313
Accumulated net realized gain/(loss)	(2,629,367)	(227,957)	(70,641)	(55,376)	(57,393)	(12,669)	(1,876)	(61,911)
Unrealized appreciation/(depreciation) of investments	210,829	(11,074)	(35,584)	1,458	(33,359)	(19,256)	(793)	(144,370)
	$6,322,376	$473,257	$306,404	$54,777	$153,664	$35,513	$2,583	$657,415
NET ASSETS VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$5,606,121	$220,847	$266,897	$12,121	$119,820	$33,101	$1,629	$589,127
Shares of beneficial interest[2]	221,407	41,494	36,647	2,305	21,027	4,624	383	46,422
Net asset value per share[1]	$25.32	$5.32	$7.28	$5.26	$5.70	$7.16	$4.25	$12.69
Administrative Class
Net assets	$225,303	$173,356	$21,699	$3,833	$14,693	$533	$455	$28,643
Shares of beneficial interest[2]	8,935	32,807	3,035	735	2,584	75	107	2,263
Net asset value per share[1]	$25.22	$5.28	$7.15	$5.21	$5.69	$7.15	$4.26	$12.66
Investor Class
Net assets	$490,952	$79,054	$17,808	$38,823	$19,151	$1,879	$499	$39,645
Shares of beneficial interest[2]	19,563	15,096	2,525	7,480	3,340	262	117	3,163
Net asset value per share[1]	$25.10	$5.24	$7.05	$5.19	$5.73	$7.17	$4.26	$12.54

*	Including repurchase agreements and short-term investments.

1	Net asset value per share as presented is calculated using whole dollar amounts.

2	Par value $0.01 (unlimited authorizations).

The accompanying notes are an integral part of the financial statements.

Harbor Domestic Equity Funds

STATEMENT OF OPERATIONS—Six Months Ended April 30, 2009 (Unaudited)

(All amounts in thousands)

	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Small Company Growth Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor SMID Value Fund	Harbor Small Cap Value Fund
Invesment Income
Dividends	$33,582	$1,920	$552	$178	$2,650	$598	$38	$4,746
Interest	280	37	131	—	97	3	—	125
Foreign taxes withheld	(527)	(8)	—	—	(29)	—	—	(2)
Total Investment Income	33,335	1,949	683	178	2,718	601	38	4,869
Operating Expenses
Management fees	16,900	1,604	1,092	209	463	112	9	2,393
12b-1 fees:
Administrative Class	257	192	26	4	37	—	1	33
Investor Class	560	91	22	55	24	2	1	47
Shareholder communications	355	104	13	1	12	3	—	19
Custodian fees	83	52	38	35	22	19	15	23
Transfer agent fees:
Institutional Class	1,705	69	86	3	36	10	—	194
Administrative Class	69	52	7	1	9	—	—	9
Investor Class	423	69	17	41	18	2	—	35
Professional fees	123	9	6	1	3	1	—	14
Trustees’ fees and expenses	56	4	3	1	2	—	—	7
Registration fees	69	27	21	23	24	18	17	29
Miscellaneous	58	4	5	3	4	2	2	10
Total expenses	20,658	2,277	1,336	377	654	169	45	2,813
Other expenses waived	—	—	—	(46)	(34)	(18)	(32)	—
Custodial expense reductions	(20)	(2)	(1)	(1)	(1)	—	—	(3)
Net expenses	20,638	2,275	1,335	330	619	151	13	2,810
Net Investment Income/(Loss)	12,697	(326)	(652)	(152)	2,099	450	25	2,059
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	(458,833)	(149,571)	(56,057)	(35,793)	(41,779)	(8,289)	(1,369)	(60,583)
Foreign currency transactions	368	41	—	—	(31)	—	—	—
Change in net unrealized appreciation/(depreciation) of:
Investments	566,477	126,259	33,129	30,686	15,570	7,919	920	(14,462)
Translations of assets and liabilities in foreign currencies	28	(3)	—	—	9	—	—	—
Net gain/(loss) on investment transactions	108,040	(23,274)	(22,928)	(5,107)	(26,231)	(370)	(449)	(75,045)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$120,737	$(23,600)	$(23,580)	$(5,259)	$(24,132)	$80	$(424)	$(72,986)

The accompanying notes are an integral part of the financial statements.

Harbor Domestic Equity Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2008 through April 30, 2009	November 1, 2007 through October 31, 2008	November 1, 2008 through April 30, 2009	November 1, 2007 through October 31, 2008	November 1, 2008 through April 30, 2009	November 1, 2007 through October 31, 2008
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)		(Unaudited)
Operations
Net investment income/(loss)	$12,697	$36,254	$(326)	$(479)	$(652)	$(3,578)
Net realized gain/(loss) on investments	(458,465)	(632,900)	(149,530)	(78,131)	(56,057)	7,206
Net unrealized appreciation/(depreciation) of investments	566,505	(2,932,596)	126,256	(209,706)	33,129	(243,039)
Net increase/(decrease) in assets resulting from operations	120,737	(3,529,242)	(23,600)	(288,316)	(23,580)	(239,411)
Distributions to Shareholders
Net investment income:
Institutional Class	(33,789)	(27,317)	—	(293)	—	—
Administrative Class	(839)	(209)	—	—	—	—
Investor Class	(628)	—	—	—	—	—
Net realized gain on investments:
Institutional Class	—	—	—	(12,936)	(8,755)	(82,265)
Administrative Class	—	—	—	(3,633)	(729)	(5,206)
Investor Class	—	—	—	(7,656)	(646)	(5,652)
Total distributions to shareholders	(35,256)	(27,526)	—	(24,518)	(10,130)	(93,123)
Net Increase/(Decrease) Derived from Capital Share Transactions	51,457	(106,575)	30,379	279,756	(13,874)	(44,995)
Net increase/(decrease) in net assets	136,938	(3,663,343)	6,779	(33,078)	(47,584)	(377,529)
Net Assets
Beginning of period	6,185,438	9,848,781	466,478	499,556	353,988	731,517
End of period*	$6,322,376	$6,185,438	$473,257	$466,478	$306,404	$353,988
* Includes undistributed/(over-distributed) net investment income of:	$10,174	$32,733	$(326)	$—	$(652)	$—

The accompanying notes are an integral part of the financial statements.

Harbor Small Company Growth Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor SMID Value Fund		Harbor Small Cap Value Fund
November 1, 2008 through April 30, 2009	November 1, 2007 through October 31, 2008	November 1, 2008 through April 30, 2009	November 1, 2007 through October 31, 2008	November 1, 2008 through April 30, 2009	November 1, 2007 through October 31, 2008	November 1, 2008 through April 30, 2009	November 1, 2007 through October 31, 2008	November 1, 2008 through April 30, 2009	November 1, 2007 through October 31, 2008
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$(152)	$(270)	$2,099	$4,797	$450	$1,548	$25	$29	$2,059	$4,897
(35,793)	(19,512)	(41,810)	(13,044)	(8,289)	(4,453)	(1,369)	(507)	(60,583)	4,253

30,686	(30,499)	15,579	(82,393)	7,919	(26,983)	920	(1,247)	(14,462)	(493,812)

(5,259)	(50,281)	(24,132)	(90,640)	80	(29,888)	(424)	(1,725)	(72,986)	(484,662)

—	—	(1,562)	(2,609)	(1,354)	(1,023)	(28)	(12)	(2,707)	(6,292)
—	—	(482)	(309)	(14)	(4)	(6)	(7)	(19)	(96)
—	—	(63)	(528)	(69)	(44)	(6)	(7)	—	—

—	(774)	—	(101,227)	—	(2,584)	—	(29)	(1,780)	(73,264)
—	(133)	—	(3,384)	—	(13)	—	(21)	(79)	(2,832)
—	(84)	—	(18,830)	—	(177)	—	(21)	(121)	(4,984)
—	(991)	(2,107)	(126,887)	(1,437)	(3,845)	(40)	(97)	(4,706)	(87,468)

(20,106)	112,188	(35,359)	89,156	(172)	(13,913)	276	1,595	(97,820)	(314,300)
(25,365)	60,916	(61,598)	(128,371)	(1,529)	(47,646)	(188)	(227)	(175,512)	(886,430)

80,142	19,226	215,262	343,633	37,042	84,688	2,771	2,998	832,927	1,719,357
$54,777	$80,142	$153,664	$215,262	$35,513	$37,042	$2,583	$2,771	$657,415	$832,927

$(152)	$—	$1,208	$1,216	$275	$1,262	$3	$18	$1,313	$1,980

Harbor Domestic Equity Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2008 through April 30, 2009	November 1, 2007 through October 31, 2008	November 1, 2008 through April 30, 2009	November 1, 2007 through October 31, 2008	November 1, 2008 through April 30, 2009	November 1, 2007 through October 31, 2008
	(Unaudited)		(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$913,515	$1,910,013	$41,987	$189,248	$18,083	$60,278
Reinvested distributions	29,632	23,904	—	10,128	8,207	76,938
Cost of shares reacquired	(866,452)	(2,063,455)	(31,669)	(87,542)	(38,372)	(185,181)
Net increase/(decrease) in net assets	$76,695	$(129,538)	$10,318	$111,834	$(12,082)	$(47,965)
Administrative Class
Net proceeds from sale of shares	$67,521	$153,308	$42,681	$178,479	$2,788	$7,676
Reinvested distributions	838	209	—	3,633	729	5,206
Cost of shares reacquired	(81,530)	(103,020)	(20,931)	(19,540)	(4,084)	(8,757)
Net increase/(decrease) in net assets	$(13,171)	$50,497	$21,750	$162,572	$(567)	$4,125
Investor Class
Net proceeds from sale of shares	$78,560	$213,364	$15,222	$61,215	$2,983	$6,053
Reinvested distributions	575	—	—	7,530	645	5,644
Cost of shares reacquired	(91,202)	(240,898)	(16,911)	(63,395)	(4,853)	(12,852)
Net increase/(decrease) in net assets	$(12,067)	$(27,534)	$(1,689)	$5,350	$(1,225)	$(1,155)
SHARES
Institutional Class
Shares sold	39,661	56,675	8,482	22,602	2,676	5,456
Shares issued due to reinvestment of distributions	1,281	655	—	1,109	1,169	6,265
Shares reacquired	(38,194)	(62,634)	(6,469)	(10,979)	(5,719)	(16,607)
Net increase/(decrease) in shares outstanding	2,748	(5,304)	2,013	12,732	(1,874)	(4,886)
Beginning of period	218,659	223,963	39,481	26,749	38,521	43,407
End of period	221,407	218,659	41,494	39,481	36,647	38,521
Administrative Class
Shares sold	3,005	5,077	8,614	23,299	426	765
Shares issued due to reinvestment of distributions	37	6	—	399	105	430
Shares reacquired	(3,603)	(3,194)	(4,322)	(2,588)	(588)	(803)
Net increase/(decrease) in shares outstanding	(561)	1,889	4,292	21,110	(57)	392
Beginning of period	9,496	7,607	28,515	7,405	3,092	2,700
End of period	8,935	9,496	32,807	28,515	3,035	3,092
Investor Class
Shares sold	3,425	6,432	3,277	7,187	446	543
Shares issued due to reinvestment distributions	25	—	—	834	95	472
Shares reacquired	(4,066)	(7,843)	(3,500)	(7,928)	(759)	(1,195)
Net increase/(decrease) in shares outstanding	(616)	(1,411)	(223)	93	(218)	(180)
Beginning of period	20,179	21,590	15,319	15,226	2,743	2,923
End of period	19,563	20,179	15,096	15,319	2,525	2,743

The accompanying notes are an integral part of the financial statements.

Harbor Small Company Growth Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor SMID Value Fund		Harbor Small Cap Value Fund
November 1, 2008 through April 30, 2009	November 1, 2007 through October 31, 2008	November 1, 2008 through April 30, 2009	November 1, 2007 through October 31, 2008	November 1, 2008 through April 30, 2009	November 1, 2007 through October 31, 2008	November 1, 2008 through April 30, 2009	November 1, 2007 through October 31, 2008	November 1, 2008 through April 30, 2009	November 1, 2007 through October 31, 2008
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$5,354	$2,812	$43,371	$62,894	$11,271	$22,703	$543	$1,540	$77,525	$204,178
—	762	1,520	98,215	1,341	3,392	27	41	3,450	64,978
(1,495)	(2,054)	(24,422)	(96,921)	(13,056)	(38,141)	(490)	(88)	(173,017)	(555,800)
$3,859	$1,520	$20,469	$64,188	$(444)	$(12,046)	$80	$1,493	$(92,042)	$(286,644)

$1,452	$7,503	$4,373	$103,487	$205	$489	$447	$1	$4,973	$9,192
—	133	482	3,693	15	17	6	28	98	2,928
(1,122)	(3,007)	(58,785)	(18,259)	(33)	(363)	(357)	—	(6,676)	(16,930)
$330	$4,629	$(53,930)	$88,921	$187	$143	$96	$29	$(1,605)	$(4,810)

$6,015	$114,719	$2,559	$97,399	$203	$968	$453	$107	$4,185	$11,015
—	84	61	17,986	69	221	6	28	114	4,140
(30,310)	(8,764)	(4,518)	(179,338)	(187)	(3,199)	(359)	(62)	(8,472)	(38,001)
$(24,295)	$106,039	$(1,898)	$(63,953)	$85	$(2,010)	$100	$73	$(4,173)	$(22,846)

1,134	347	8,061	6,900	1,894	2,088	135	256	6,660	11,278

—	77	252	10,558	194	290	7	5	269	3,337
(327)	(226)	(4,707)	(10,037)	(2,062)	(3,614)	(142)	(13)	(14,814)	(29,357)
807	198	3,606	7,421	26	(1,236)	—	248	(7,885)	(14,742)
1,498	1,300	17,421	10,000	4,598	5,834	383	135	54,307	69,049
2,305	1,498	21,027	17,421	4,624	4,598	383	383	46,422	54,307

319	819	804	13,313	32	47	107	—	435	495

—	14	80	400	2	1	1	4	7	151
(256)	(379)	(9,862)	(2,468)	(5)	(34)	(105)	—	(566)	(903)
63	454	(8,978)	11,245	29	14	3	4	(124)	(257)
672	218	11,562	317	46	32	104	100	2,387	2,644
735	672	2,584	11,562	75	46	107	104	2,263	2,387

1,341	14,271	460	10,807	32	89	108	16	364	608

—	9	10	1,942	10	19	1	4	9	215
(6,983)	(1,296)	(802)	(14,998)	(29)	(301)	(106)	(9)	(741)	(2,043)
(5,642)	12,984	(332)	(2,249)	13	(193)	3	11	(368)	(1,220)
13,122	138	3,672	5,921	249	442	114	103	3,531	4,751
7,480	13,122	3,340	3,672	262	249	117	114	3,163	3,531

Harbor Domestic Equity Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR CAPITAL APPRECIATION FUND
	Institutional Class
	6-Month Period Ended April 30, 2009		Year Ended October 31
			2008	2007	2006	2005	2004
	(Unaudited)
Net asset value beginning of period	$24.94		$38.95	$32.65	$31.02	$26.81	$25.21
Income from Investment Operations
Net investment income	0.06	[a]	0.16 [a]	0.14 [a]	0.07 [a]	0.13 [a]	0.02 [a]
Net realized and unrealized gain/(losses) on investments	0.48		(14.05)	6.23	1.59	4.19	1.63
Total from investment operations	0.54		(13.89)	6.37	1.66	4.32	1.65
Less Distributions
Dividends from net investment income	(0.16)		(0.12)	(0.07)	(0.03)	(0.11)	(0.05)
Distributions from net realized capital gains[1]	—		—	—	—	—	—
Total distributions	(0.16)		(0.12)	(0.07)	(0.03)	(0.11)	(0.05)
Net asset value end of period	25.32		24.94	38.95	32.65	31.02	26.81
Net assets end of period (000s)	$5,606,121		$5,452,974	$8,723,355	$7,882,712	$7,187,988	$6,497,130
Ratios and Supplemental Data (%)
Total return	2.21	%[b],[d]	(35.75)%[b]	19.55%[b]	5.35%[b]	16.14%[b]	6.54%[b]
Ratio of total expenses to average net assets[2]	0.69	[c]	0.68	0.67	0.67	0.68	0.68
Ratio of net expenses to average net assets	0.69	[a],c	0.67 [a]	0.66 [a]	0.67 [a]	0.68 [a]	0.67 [a]
Ratio of net investment income to average net assets	0.49	[a],c	0.47 [a]	0.38 [a]	0.25 [a]	0.44 [a]	0.09 [a]
Portfolio turnover	34	[d]	82	69	71	69	67

HARBOR MID CAP GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2009		Year Ended October 31
			2008	2007	2006	2005[f]	2004
	(Unaudited)
Net asset value beginning of period	$5.63		$10.16	$7.59	$7.31	$6.15	$5.96
Income from Investment Operations
Net investment income/(loss)	—		—	0.03 [a]	—	(0.03)[a]	—
Net realized and unrealized gain/(losses) on investments	(0.31)		(4.06)	2.59	1.13	1.19	0.19
Total from investment operations	(0.31)		(4.06)	2.62	1.13	1.16	0.19
Less Distributions
Dividends from net investment income	—		(0.01)	(0.02)	—	—	—
Distributions from net realized capital gains[1]	—		(0.46)	(0.03)	(0.85)	—	—
Total distributions	—		(0.47)	(0.05)	(0.85)	—	—
Net asset value end of period	5.32		5.63	10.16	7.59	7.31	6.15
Net assets end of period (000s)	$220,847		$222,085	$271,736	$110,633	$53,477	$49,275
Ratios and Supplemental Data (%)
Total return	(5.51	)%[b],d	(41.76)%[b]	34.71%[b]	16.30%[b]	18.86%[b]	3.19%[b]
Ratio of total expenses to average net assets[2]	0.91	[c]	0.88	0.91	1.06	1.15	1.12
Ratio of net expenses to average net assets	0.91	[a],c	0.87 [a]	0.89 [a]	0.94 [a]	0.95 [a]	0.98 [a]
Ratio of net investment income/(loss) to average net assets	—		0.05 [a]	0.36 [a]	(0.30)[a]	(0.48)[a]	(0.65)[a]
Portfolio turnover	80	[d]	125	107	131	177	77

See page 73 for notes to the Domestic Equity Funds Financial Highlights.

The accompanying notes are an integral part of the financial statements.

Administrative Class								Investor Class
6-Month Period Ended April 30, 2009		Year Ended October 31						6-Month Period Ended April 30, 2009		Year Ended October 31
		2008	2007		2006	2005	2004			2008	2007	2006	2005	2004
(Unaudited)								(Unaudited)
$24.80		$38.73	$32.47		$30.90	$26.77	$25.21	$24.63		$38.48	$32.31	$30.79	$26.65	$25.12

0.02	[a]	0.07 [a]	0.06	[a]	0.05 [a]	—	—	0.01	[a]	0.03 [a]	0.01 [a]	(0.02)[a]	0.05 [a]	(0.05)[a]
0.49		(13.97)	6.20		1.52	4.23	1.59	0.49		(13.88)	6.16	1.54	4.11	1.58
0.51		(13.90)	6.26		1.57	4.23	1.59	0.50		(13.85)	6.17	1.52	4.16	1.53

(0.09)		(0.03)	—		—	(0.10)	(0.03)	(0.03)		—	—	—	(0.02)	—
—		—	—		—	—	—	—		—	—	—	—	—
(0.09)		(0.03)	—		—	(0.10)	(0.03)	(0.03)		—	—	—	(0.02)	—
25.22		24.80	38.73		32.47	30.90	26.77	25.10		24.63	38.48	32.31	30.79	26.65
$225,303		$235,457	$294,586		$207,852	$123,018	$11,775	$490,952		$497,007	$830,840	$562,859	$304,676	$101,372

2.10	%[b],d	(35.92)%[b]	19.28%[b]		5.08%[b]	15.84%[b]	6.32%[b]	2.05	%[b],d	(35.99)%[b]	19.10%[b]	4.94%[b]	15.62%[b]	6.09%[b]
0.94	[c]	0.93	0.93		0.92	0.92	0.93	1.06	[c]	1.05	1.05	1.07	1.10	1.11
0.94	[a],c	0.92 [a]	0.92	[a]	0.92 [a]	0.92 [a]	0.92 [a]	1.06	[a],c	1.05 [a]	1.04 [a]	1.07 [a]	1.10 [a]	1.10 [a]
0.25	[a],c	0.21 [a]	0.13	[a]	— [a]	(0.13)[a]	(0.18)[a]	0.12	[a],c	0.10 [a]	(0.01)[a]	(0.15)[a]	(0.10)[a]	(0.35)[a]
34	[d]	82	69		71	69	67	34	[d]	82	69	71	69	67

Administrative Class								Investor Class
6-Month Period Ended April 30, 2009		Year Ended October 31						6-Month Period Ended April 30, 2009		Year Ended October 31
		2008	2007		2006	2005[f]	2004			2008	2007	2006	2005[f]	2004
(Unaudited)								(Unaudited)
$5.59		$10.11	$7.57		$7.31	$6.15	$5.96	$5.54		$10.04	$7.52	$7.28	$6.15	$5.96

(0.01)[a]		(0.01)[a]	0.01	[a]	—	—	(0.04)[a]	(0.01)[a]		(0.03)[a]	0.02 [a]	(0.01)[a]	(0.04)[a]	0.01 [a]
(0.30)		(4.05)	2.57		1.11	1.16	0.23	(0.29)		(4.01)	2.53	1.10	1.17	0.18
(0.31)		(4.06)	2.58		1.11	1.16	0.19	(0.30)		(4.04)	2.55	1.09	1.13	0.19

—		—	(0.01)		—	—	—	—		—	—	—	—	—
—		(0.46)	(0.03)		(0.85)	—	—	—		(0.46)	(0.03)	(0.85)	—	—
—		(0.46)	(0.04)		(0.85)	—	—	—		(0.46)	(0.03)	(0.85)	—	—
5.28		5.59	10.11		7.57	7.31	6.15	5.24		5.54	10.04	7.52	7.28	6.15
$173,356		$159,450	$74,885		$46,402	$14	$1	$79,054		$84,943	$152,935	$6,782	$1,737	$891

(5.55	)%[b],d	(41.94)%[b]	34.31%[b]		15.99%[b]	18.86%[b]	3.19%[b]	(5.42	)%[b],d	(42.04)%[b]	34.08%[b]	15.77%[b]	18.37%[b]	3.19%[b]
1.16	[c]	1.13	1.16		1.30	1.38	1.31	1.28	[c]	1.26	1.29	1.44	1.58	1.56
1.16	[a],c	1.12 [a]	1.14	[a]	1.18 [a]	1.18 [a]	1.23 [a]	1.28	[a],c	1.25 [a]	1.27 [a]	1.32 [a]	1.38 [a]	1.38 [a]
(0.25	)[a],c	(0.21)[a]	0.14	[a]	(0.58)[a]	(0.67)[a]	(0.90)[a]	(0.37	)[a],c	(0.31)[a]	(0.06)[a]	(0.69)[a]	(0.87)[a]	(1.06)[a]
80	[d]	125	107		131	177	77	80	[d]	125	107	131	177	77

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR SMALL CAP GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2009	Year Ended October 31
		2008	2007	2006	2005	2004
	(Unaudited)
Net asset value beginning of period	$8.00	$14.95	$13.69	$13.00	$12.82	$12.05
Income from Investment Operations
Net investment income/(loss)	(0.01)[a]	(0.07)[a]	(0.07)[a]	—	(0.06)[a]	—
Net realized and unrealized gain/(losses) on investments	(0.47)	(4.95)	2.55	1.74	1.07	0.77
Total from investment operations	(0.48)	(5.02)	2.48	1.74	1.01	0.77
Less Distributions
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized capital gains[1]	(0.24)	(1.93)	(1.22)	(1.05)	(0.83)	—
Total distributions	(0.24)	(1.93)	(1.22)	(1.05)	(0.83)	—
Net asset value end of period	7.28	8.00	14.95	13.69	13.00	12.82
Net assets end of period (000s)	$266,897	$308,330	$648,885	$633,956	$635,132	$709,318
Ratios and Supplemental Data (%)
Total return	(5.92)%[b,d]	(38.07)%[b]	19.56%[b]	14.17%[b]	7.83%[b]	6.39%[b]
Ratio of total expenses to average net assets[2]	0.87 [c]	0.85	0.84	0.82	0.84	0.85
Ratio of net expenses to average net assets	0.87 [a,c]	0.84 [a]	0.82 [a]	0.82 [a]	0.84 [a]	0.83 [a]
Ratio of net investment income/(loss) to average net assets	(0.41)[a,c]	(0.61)[a]	(0.52)[a]	(0.35)[a]	(0.40)[a]	(0.48)[a]
Portfolio turnover	25 [d]	56	50	55	69	54

HARBOR SMALL COMPANY GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2009	Year Ended October 31
		2008	2007	2006[g]
	(Unaudited)
Net asset value beginning of period	$5.29	$11.63	$10.18	$10.00
Income from Investment Operations
Net investment income/(loss)	(0.01)[a]	(0.04)[a]	(0.03)[a]	—
Net realized and unrealized gain/(losses) on investments	(0.02)	(5.68)	1.48	0.18
Total from investment operations	(0.03)	(5.72)	1.45	0.18
Less Distributions
Dividends from net investment income	—	—	—	—
Distributions from net realized capital gains[1]	—	(0.62)	—	—
Total distributions	—	(0.62)	—	—
Net asset value end of period	5.26	5.29	11.63	10.18
Net assets end of period (000s)	$12,121	$7,936	$15,110	$7,559
Ratios and Supplemental Data (%)
Total return	(0.57)%[b,d]	(51.66)%[b]	14.24%[b]	1.80%[b,d]
Ratio of total expenses to average net assets[2]	1.03 [c]	1.25	1.61	3.11	[c]
Ratio of net expenses to average net assets	0.87 [a,c]	0.87 [a]	0.87 [a]	0.92	[a,c]
Ratio of net investment income/(loss) to average net assets	(0.27)[a,c]	(0.55)[a]	(0.29)[a]	(0.38)[a,c]
Portfolio turnover	131 [d]	161	92	53	[d]

See page 73 for notes to the Domestic Equity Funds Financial Highlights.

The accompanying notes are an integral part of the financial statements.

Administrative Class						Investor Class
6-Month Period Ended April 30, 2009	Year Ended October 31					6-Month Period Ended April 30, 2009	Year Ended October 31
	2008	2007	2006	2005	2004		2008	2007	2006	2005	2004
(Unaudited)						(Unaudited)
$7.87	$14.77	$13.57	$12.92	$12.78	$12.05	$7.77	$14.62	$13.47	$12.85	$12.74	$12.02

(0.02)[a]	(0.08)[a]	(0.14)[a]	(0.03)[a]	(0.07)[a]	(0.02)[a]	(0.05)[a]	(0.13)[a]	(0.16)[a]	(0.02)[a]	(0.09)[a]	0.02	[a]
(0.46)	(4.89)	2.56	1.73	1.04	0.75	(0.43)	(4.79)	2.53	1.69	1.03	0.70
(0.48)	(4.97)	2.42	1.70	0.97	0.73	(0.48)	(4.92)	2.37	1.67	0.94	0.72

—	—	—	—	—	—	—	—	—	—	—	—
(0.24)	(1.93)	(1.22)	(1.05)	(0.83)	—	(0.24)	(1.93)	(1.22)	(1.05)	(0.83)	—
(0.24)	(1.93)	(1.22)	(1.05)	(0.83)	—	(0.24)	(1.93)	(1.22)	(1.05)	(0.83)	—
7.15	7.87	14.77	13.57	12.92	12.78	7.05	7.77	14.62	13.47	12.85	12.74
$21,699	$24,337	$39,877	$48,525	$40,916	$8,074	$17,808	$21,321	$42,755	$47,263	$32,440	$26,527

(6.02)%[b,d]	(38.21)%[b]	19.35%[b]	13.93%[b]	7.52%[b]	6.06%[b]	(6.10)%[b,d]	(38.27)%[b]	19.11%[b]	13.77%[b]	7.31%[b]	5.90%[b]
1.12 [c]	1.10	1.08	1.07	1.09	1.09	1.24 [c]	1.22	1.21	1.22	1.27	1.27
1.12 [a,c]	1.09 [a]	1.07 [a]	1.07 [a]	1.09 [a]	1.08 [a]	1.24 [a,c]	1.21 [a]	1.20 [a]	1.22 [a]	1.27 [a]	1.25	[a]
(0.66)[a,c]	(0.86)[a]	(0.77)[a]	(0.60)[a]	(0.66)[a]	(0.73)[a]	(0.77)[a,c]	(0.98)[a]	(0.90)[a]	(0.74)[a]	(0.83)[a]	(0.91)[a]
25 [d]	56	50	55	69	54	25 [d]	56	50	55	69	54

Administrative Class						Investor Class
6-Month Period Ended April 30, 2009		Year Ended October 31				6-Month Period Ended April 30, 2009	Year Ended October 31
		2008	2007	2006[g]			2008	2007	2006[g]
(Unaudited)						(Unaudited)
$5.25		$11.57	$10.16	$10.00		$5.23	$11.55	$10.15	$10.00

(0.01)[a]		(0.05)[a]	(0.03)[a]	(0.01)[a]		(0.02)[a]	0.04 [a]	(0.09)[a]	(0.02)[a]
(0.03)		(5.65)	1.44	0.17		(0.02)	(5.74)	1.49	0.17
(0.04)		(5.70)	1.41	0.16		(0.04)	(5.70)	1.40	0.15

—		—	—	—		—	—	—	—
—		(0.62)	—	—		—	(0.62)	—	—
—		(0.62)	—	—		—	(0.62)	—	—
5.21		5.25	11.57	10.16		5.19	5.23	11.55	10.15
$3,833		$3,528	$2,522	$1,016		$38,823	$68,678	$1,594	$1,172

(0.76	)%[b],d	(51.76)%[b]	13.88%[b]	1.60%[b,d]		(0.76)%[b,d]	(51.85)%[b]	13.79%[b]	1.50%[b,d]
1.29	[c]	1.51	1.86	3.37	[c]	1.41 [c]	1.48	1.99	3.50	[c]
1.12	[a,c]	1.12 [a]	1.11 [a]	1.18	[a,c]	1.24 [a,c]	1.24 [a]	1.25 [a]	1.31	[a,c]
(0.52)[a,c]		(0.81)[a]	(0.56)[a]	(0.58)[a,c]		(0.59)[a,c]	(0.80)[a]	(0.68)[a]	(0.71)[a,c]
131	[d]	161	92	53	[d]	131 [d]	161	92	53	[d]

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR LARGE CAP VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2009		Year Ended October 31
			2008	2007[h]	2006	2005	2004
	(Unaudited)
Net asset value beginning of period	$6.60		$21.20	$18.79	$16.63	$15.00	$13.52
Income from Investment Operations
Net investment income	0.07	[a]	0.19 [a]	0.41 [a]	0.22 [a]	0.16 [a]	0.14	[a]
Net realized and unrealized gain/(losses) on investments	(0.88)		(3.94)	2.54	2.13	1.63	1.45
Total from investment operations	(0.81)		(3.75)	2.95	2.35	1.79	1.59
Less Distributions
Dividends from net investment income	(0.09)		(0.19)	(0.26)	(0.19)	(0.16)	(0.11)
Distributions from net realized capital gains[1]	—		(10.66)	(0.28)	—	—	—
Total distributions	(0.09)		(10.85)	(0.54)	(0.19)	(0.16)	(0.11)
Net asset value end of period	5.70		6.60	21.20	18.79	16.63	15.00
Net assets end of period (000s)	$119,820		$114,972	$211,985	$596,888	$546,624	$352,917
Ratios and Supplemental Data (%)
Total return	(12.39	)%[b],d	(32.16)%[b]	15.93%[b]	14.23%[b]	11.90%[b]	11.79%[b]
Ratio of total expenses to average net assets[2]	0.76	[c]	0.74	0.72	0.68	0.70	0.70
Ratio of net expenses to average net assets	0.71	[a],c	0.68 [a]	0.68 [a]	0.68 [a]	0.70 [a]	0.68	[a]
Ratio of net investment income to average net assets	2.70	[a],c	2.05 [a]	1.24 [a]	1.23 [a]	1.01 [a]	1.10	[a]
Portfolio turnover	20	[d]	107	114	31	24	19

HARBOR MID CAP VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2009		Year Ended October 31
			2008	2007	2006	2005	2004[i]
	(Unaudited)
Net asset value beginning of period	$7.57		$13.43	$13.26	$11.90	$11.09	$10.06
Income from Investment Operations
Net investment income	0.13	[a]	0.32 [a]	0.17 [a]	0.13 [a]	0.14 [a]	0.02	[a]
Net realized and unrealized gain/(losses) on investments	(0.21)		(5.52)	0.49	1.65	1.68	1.01
Total from investment operations	(0.08)		(5.20)	0.66	1.78	1.82	1.03
Less Distributions
Dividends from net investment income	(0.33)		(0.19)	(0.12)	(0.13)	(0.05)	—
Distributions from net realized capital gains[1]	—		(0.47)	(0.37)	(0.29)	(0.96)	—
Total distributions	(0.33)		(0.66)	(0.49)	(0.42)	(1.01)	—
Net asset value end of period	7.16		7.57	13.43	13.26	11.90	11.09
Net assets end of period (000s)	$33,101		$34,815	$78,346	$26,630	$15,744	$10,354
Ratios and Supplemental Data (%)
Total return	(0.91	)%[b],d	(40.47)%[b]	4.97%[b]	15.43%[b]	16.92%[b]	10.36%[b]
Ratio of total expenses to average net assets[2]	1.10	[c]	0.98	1.02	1.46	1.88	2.10
Ratio of net expenses to average net assets	0.98	[a],c	0.95 [a]	0.95 [a]	0.95 [a]	0.95 [a]	1.02	[a]
Ratio of net investment income to average net assets	3.00	[a],c	2.47 [a]	1.52 [a]	1.45 [a]	1.27 [a]	0.23	[a]
Portfolio turnover	32	[d]	34	21	18	20	152

See page 73 for notes to the Domestic Equity Funds Financial Highlights.

The accompanying notes are an integral part of the financial statements.

Administrative Class								Investor Class
6-Month Period Ended April 30, 2009		Year Ended October 31						6-Month Period Ended April 30, 2009		Year Ended October 31
		2008	2007[h]	2006	2005	2004				2008	2007[h]	2006	2005	2004
(Unaudited)								(Unaudited)
$6.59		$21.17	$18.77	$16.62	$14.99	$13.52		$6.58		$21.10	$18.70	$16.58	$14.96	$13.49

0.07	[a]	0.24 [a]	0.20 [a]	0.16 [a]	0.14 [a]	0.08	[a]	0.06	[a]	0.17 [a]	0.19 [a]	0.14 [a]	0.07 [a]	0.10 [a]
(0.89)		(4.01)	2.69	2.14	1.61	1.50		(0.89)		(3.95)	2.67	2.12	1.64	1.43
(0.82)		(3.77)	2.89	2.30	1.75	1.58		(0.83)		(3.78)	2.86	2.26	1.71	1.53

(0.08)		(0.15)	(0.21)	(0.15)	(0.12)	(0.11)		(0.02)		(0.08)	(0.18)	(0.14)	(0.09)	(0.06)
—		(10.66)	(0.28)	—	—	—		—		(10.66)	(0.28)	—	—	—
(0.08)		(10.81)	(0.49)	(0.15)	(0.12)	(0.11)		(0.02)		(10.74)	(0.46)	(0.14)	(0.09)	(0.06)
5.69		6.59	21.17	18.77	16.62	14.99		5.73		6.58	21.10	18.70	16.58	14.96
$14,693		$76,134	$6,706	$8,352	$5,577	$4,515		$19,151		$24,156	$124,942	$284,948	$162,862	$16,452

(12.55	)%[b],d	(32.26)%[b]	15.62%[b]	13.93%[b]	11.66%[b]	11.69%[b]		(12.65	)%[b],d	(32.39)%[b]	15.49%[b]	13.73%[b]	11.54%[b]	11.34%[b]
1.00	[c]	1.00	0.98	0.93	0.95	0.95		1.12	[c]	1.11	1.09	1.08	1.10	1.13
0.96	[a],c	0.93 [a]	0.93 [a]	0.93 [a]	0.95 [a]	0.92	[a]	1.07	[a],c	1.05 [a]	1.06 [a]	1.08 [a]	1.10 [a]	1.10 [a]
2.98	[a],c	1.65 [a]	1.04 [a]	0.95 [a]	0.77 [a]	0.86	[a]	2.40	[a],c	1.88 [a]	0.90 [a]	0.82 [a]	0.70 [a]	0.68 [a]
20	[d]	107	114	31	24	19		20	[d]	107	114	31	24	19

Administrative Class								Investor Class
6-Month Period Ended April 30, 2009		Year Ended October 31						6-Month Period Ended April 30, 2009		Year Ended October 31
		2008	2007	2006	2005	2004[i]				2008	2007	2006	2005	2004[i]
(Unaudited)								(Unaudited)
$7.54		$13.38	$13.24	$11.90	$11.09	$10.06		$7.55		$13.37	$13.22	$11.88	$11.09	$10.06

0.12	[a]	0.24 [a]	0.20 [a]	0.10 [a]	0.04 [a]	0.02	[a]	0.08	[a]	0.32 [a]	0.18 [a]	0.12 [a]	0.07 [a]	(0.01)[a]
(0.20)		(5.46)	0.42	1.66	1.76	1.01		(0.18)		(5.55)	0.43	1.62	1.71	1.04
(0.08)		(5.22)	0.62	1.76	1.80	1.03		(0.10)		(5.23)	0.61	1.74	1.78	1.03

(0.31)		(0.15)	(0.11)	(0.13)	(0.04)	—		(0.28)		(0.12)	(0.09)	(0.11)	(0.04)	—
—		(0.47)	(0.37)	(0.29)	(0.95)	—		—		(0.47)	(0.37)	(0.29)	(0.95)	—
(0.31)		(0.62)	(0.48)	(0.42)	(0.99)	—		(0.28)		(0.59)	(0.46)	(0.40)	(0.99)	—
7.15		7.54	13.38	13.24	11.90	11.09		7.17		7.55	13.37	13.22	11.88	11.09
$533		$347	$434	$184	$81	$2		$1,879		$1,880	$5,908	$5,832	$1,612	$268

(0.93	)%[b],d	(40.66)%[b]	4.68%[b]	15.17%[b]	16.88%[b]	10.36%[b]		(1.17	)%[b],d	(40.69)%[b]	4.60%[b]	15.00%[b]	16.65%[b]	10.24%[b]
1.36	[c]	1.25	1.27	1.69	2.11	—	[e]	1.46	[c]	1.35	1.41	1.83	2.31	2.92
1.23	[a],c	1.20 [a]	1.19 [a]	1.18 [a]	1.18 [a]	—	[e]	1.35	[a],c	1.32 [a]	1.33 [a]	1.32 [a]	1.38 [a]	1.39 [a]
2.73	[a],c	2.27 [a]	1.29 [a]	1.22 [a]	0.96 [a]	—	[e]	2.63	[a],c	2.10 [a]	1.17 [a]	1.06 [a]	0.88 [a]	(0.15)[a]
32	[d]	34	21	18	20	152		32	[d]	34	21	18	20	152

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR SMID VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2009		Year Ended October 31
			2008	2007[j]
	(Unaudited	)
Net asset value beginning of period	$4.61		$8.88	$10.00
Income from Investment Operations
Net investment income	0.04	[a]	0.06 [a]	0.06	[a]
Net realized and unrealized losses on investments	(0.33)		(4.03)	(1.18)
Total from investment operations	(0.29)		(3.97)	(1.12)
Less Distributions
Dividends from net investment income	(0.07)		(0.09)	—
Distributions from net realized capital gains[1]	—		(0.21)	—
Total distributions	(0.07)		(0.30)	—
Net asset value end of period	4.25		4.61	8.88
Net assets end of period (000s)	$1,629		$1,768	$1,196
Ratios and Supplemental Data (%)
Total return	(6.14	)%[b],d	(46.07)%[b]	(11.20	)%[b],[d]
Ratio of total expenses to average net assets[2]	3.72	[c]	3.95	3.61	[c]
Ratio of net expenses to average net assets	0.95	[a],c	0.95 [a]	0.95	[a,c]
Ratio of net investment income to average net assets	2.42	[a],c	1.13 [a]	1.19	[a],c
Portfolio turnover	39	[d]	57	22	[d]

HARBOR SMALL CAP VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2009		Year Ended October 31
			2008	2007	2006	2005		2004
	(Unaudited)
Net asset value beginning of period	$13.84		$22.52	$21.24	$19.50	$16.58		$13.88
Income from Investment Operations
Net investment income	0.05	[a]	0.10 [a]	0.11 [a]	0.03 [a]	0.01	[a]	—
Net realized and unrealized gain/(losses) on investments	(1.11)		(7.57)	1.68	2.04	3.00		2.70
Total from investment operations	(1.06)		(7.47)	1.79	2.07	3.01		2.70
Less Distributions
Dividends from net investment income	(0.05)		(0.10)	(0.02)	(0.02)	—		—
Distributions from net realized capital gains[1]	(0.04)		(1.11)	(0.49)	(0.31)	(0.09)		—
Total distributions	(0.09)		(1.21)	(0.51)	(0.33)	(0.09)		—
Net asset value end of period	12.69		13.84	22.52	21.24	19.50		16.58
Net assets end of period (000s)	$589,127		$751,873	$1,554,756	$1,928,482	$1,592,120		$449,467
Ratios and Supplemental Data (%)
Total return	(7.66	)%[b],d	(34.74)%[b]	8.52%[b]	10.72%[b]	18.22%[b]		19.45%[b]
Ratio of total expenses to average net assets[2]	0.85	[c]	0.85	0.84	0.83	0.83		0.85
Ratio of net expenses to average net assets	0.84	[a],c	0.84 [a]	0.83 [a]	0.83 [a]	0.83	[a]	0.84 [a]
Ratio of net investment income/(loss) to average net assets	0.67	[a],c	0.40 [a]	0.44 [a]	0.19 [a]	0.13	[a]	(0.13)[a]
Portfolio turnover	14	[d]	16	14	27	20		12

See page 73 for notes to the Domestic Equity Funds Financial Highlights.

The accompanying notes are an integral part of the financial statements.

Administrative Class					Investor Class
6-Month Period Ended April 30, 2009		Year Ended October 31			6-Month Period Ended April 30, 2009		Year Ended October 31
		2008	2007[j]				2008	2007[j]
(Unaudited	)				(Unaudited)
$4.61		$8.87	$10.00		$4.60		$8.86	$10.00

0.04	[a]	0.07 [a]	0.05	[a]	0.03	[a]	0.05 [a]	0.04	[a]
(0.33)		(4.05)	(1.18)		(0.32)		(4.04)	(1.18)
(0.29)		(3.98)	(1.13)		(0.29)		(3.99)	(1.14)

(0.06)		(0.07)	—		(0.05)		(0.06)	—
—		(0.21)	—		—		(0.21)	—
(0.06)		(0.28)	—		(0.05)		(0.27)	—
4.26		4.61	8.87		4.26		4.60	8.86
$455		$478	$887		$499		$525	$915

(6.26	)%[b],d	(46.11)%[b]	(11.30)%[b,d]		(6.21	)%[b],d	(46.22)%[b]	(11.40)%[b,d]
3.90	[c]	3.92	3.84	[c]	4.02	[c]	4.06	3.97	[c]
1.20	[a],c	1.20 [a]	1.20	[a,c]	1.32	[a],c	1.32 [a]	1.33	[a,c]
1.83	[a],c	1.01 [a]	0.94	[a],c	1.74	[a],c	0.89 [a]	0.80	[a],c
39	[d]	57	22	[d]	39	[d]	57	22	[d]

Administrative Class									Investor Class
6-Month Period Ended April 30, 2009		Year Ended October 31							6-Month Period Ended April 30, 2009		Year Ended October 31
		2008	2007		2006	2005	2004				2008	2007	2006	2005	2004
(Unaudited)									(Unaudited)
$13.77		$22.40	$21.17		$19.46	$16.57	$13.88		$13.64		$22.18	$20.99	$19.33	$16.50	$13.87

0.02	[a]	0.03 [a]	0.04	[a]	(0.02)[a]	(0.01)[a]	0.02	[a]	(0.01)[a]		(0.05)[a]	(0.03)[a]	(0.09)[a]	(0.01)[a]	—
(1.08)		(7.51)	1.68		2.04	2.99	2.67		(1.05)		(7.38)	1.71	2.06	2.93	2.63
(1.06)		(7.48)	1.72		2.02	2.98	2.69		(1.06)		(7.43)	1.68	1.97	2.92	2.63

(0.01)		(0.04)	—		—	—	—		—		—	—	—	—	—
(0.04)		(1.11)	(0.49)		(0.31)	(0.09)	—		(0.04)		(1.11)	(0.49)	(0.31)	(0.09)	—
(0.05)		(1.15)	(0.49)		(0.31)	(0.09)	—		(0.04)		(1.11)	(0.49)	(0.31)	(0.09)	—
12.66		13.77	22.40		21.17	19.46	16.57		12.54		13.64	22.18	20.99	19.33	16.50
$28,643		$32,878	$59,224		$57,301	$36,787	$1,911		$39,645		$48,176	$105,377	$138,916	$182,697	$23,987

(7.74	)%[b],d	(34.89)%[b]	8.21%[b]		10.48%[b]	18.05%[b]	19.38%[b]		(7.80	)%[b],d	(34.95)%[b]	8.08%[b]	10.28%[b]	17.76%[b]	18.96%[b]
1.09	[c]	1.10	1.09		1.08	1.08	0.94		1.21	[c]	1.22	1.22	1.23	1.26	1.26
1.09	[a],c	1.09 [a]	1.08	[a]	1.08 [a]	1.08 [a]	0.93	[a]	1.21	[a],c	1.22 [a]	1.21 [a]	1.23 [a]	1.26 [a]	1.25 [a]
0.42	[a],c	0.16 [a]	0.18	[a]	(0.06)[a]	(0.08)[a]	(0.24)[a]		0.30	[a],c	0.03 [a]	0.06 [a]	(0.22)[a]	(0.27)[a]	(0.53)[a]
14	[d]	16	14		27	20	12		14	[d]	16	14	27	20	12

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 2 to Financial Statements).

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Annualized.

d	Unannualized.

e	Assets in this class during the period were too small to incur any income or expense.

f	Effective September 20, 2005, Harbor Mid Cap Growth Fund appointed Wellington Management Company, LLP as its Subadviser.

g	For the period February 1, 2006 (inception) through October 31, 2006.

h	Effective June 19, 2007, Harbor Large Cap Value Fund appointed Cohen & Steers Capital Management, Inc. as its Subadviser.

i	Effective September 30, 2004, Harbor Mid Cap Value Fund appointed LSV Asset Management as its Subadviser.

j	For the period May 1, 2007 (inception) through October 31, 2007.

The accompanying notes are an integral part of the financial statements.

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—April 30, 2009 (Unaudited)

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 28 separate portfolios. The portfolios covered by this report include: Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Company Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor SMID Value Fund and Harbor Small Cap Value Fund; (individually or collectively referred to as a “Fund” or the “Funds,” respectively).

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that certain expenses, subject to the approval of the Trust’s Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.

Security Valuation

Equity securities, except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities, are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there were no sales on the valuation day, securities traded principally: (i) on a U.S. exchange, including NASDAQ, will be valued at the mean between the closing bid and asked price; (ii) on a foreign exchange, including United Kingdom securities, will be valued at the official bid price determined as of the close of the primary exchange.

Debt securities, other than short-term securities with a remaining maturity of less than 60 days at the time they are acquired, are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair market value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that transaction price. Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost, which approximates fair value.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value, determined by the Trustees Valuation Committee pursuant to procedures adopted by the Board of Trustees. A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means the Fund may value those securities higher or lower than another fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor.

Fair Value Measurements

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the Funds’ current fiscal year.
The various inputs that may be used to determine the value of each Fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs are used in situations where quoted prices or observable inputs are not available. Significant unobservable inputs reflect the Funds’ determination of assumptions that market participants might reasonably use in valuing the securities.

For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy and Level 3 reconciliation, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

Futures Contracts

To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. Harbor Large Cap Value Fund is not authorized to enter into currency futures contracts and options on such contracts. Futures contracts tend to increase or decrease the Fund’s exposure to the underlying instrument or hedge other Fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the contracts’ terms. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. Open futures contracts are valued based on the official daily closing price of futures contracts set by the exchange for the purpose of settling margin accounts, which is referred to as the settlement price.

A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market and there is no assurance that a portfolio manager will be able to close out its position when the portfolio manager considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the portfolio manager would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments underlying futures contracts it holds.

There were no futures contracts held as of April 30, 2009.

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Options

Consistent with its investment policies, each Fund may use options contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Harbor Large Cap Value Fund is not authorized to engage in options transactions on currencies. Call options tend to decrease a Fund’s exposure to the underlying instrument. Put options tend to increase a Fund’s exposure to the underlying instrument.

When a Fund purchases an option, the premium paid by the Fund is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the option’s current market value. Purchased options on equity securities are valued at the last sale price on the market on which they are principally traded. Purchased options on futures contracts are valued based on the settlement price for the underlying futures contract. If the purchased option expires, the Fund realizes a loss in the amount of the premium. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

When a Fund writes an option, the premium received by the Fund is presented in the Fund’s Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. Written options on equity securities are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which they are principally traded. Written options on futures contracts are valued based on the settlement price for the underlying futures contract. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option.

The risk in writing a call option is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts’ terms.

There were no outstanding options as of April 30, 2009.

U.S. Government Securities

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed-income securities issued by Fannie Mae and Freddie Mac have more explicit U.S. Government support.

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Forward Commitments and When-Issued Securities

Each Fund may purchase securities on a when-issued or purchase or sell securities on a forward commitment basis including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Subadviser deems it appropriate to do so. Each Fund may enter into a forward-commitment sale to hedge its portfolio positions or to sell securities it owned under delayed delivery arrangement. Proceeds of such a sale are not received until the contractual settlement date. While such a contract is outstanding, the Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s net asset value starting on the date of the agreement to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.

A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Fund’s custodian or set aside in the Fund’s records, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with the Fund’s custodian or set aside on the Fund’s records while the commitment is outstanding.

There were no forward commitments or when-issued securities outstanding as of April 30, 2009.

Short Sales

Each Fund may engage in short-selling which obligates the Fund to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest or dividends, and may be required to pay a premium. The Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until the Fund replaces the borrowed security, it will maintain in a segregated account or set aside in the Fund’s records cash or liquid securities sufficient to cover its short position. Short sales involve the risk of an unlimited increase in the market price of a security.

There were no open short sales as of April 30, 2009.

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Foreign Forward Currency Contracts

Each Fund may enter into foreign forward currency contracts to facilitate transactions in foreign securities or as a hedge against either specific transactions or portfolio positions. A foreign forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of the contracts is determined using forward currency exchange rates supplied by a pricing service selected by Harbor Capital Advisors, Inc., the Funds’ investment adviser (“Harbor Capital”). The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management of the Fund believes the likelihood of such loss is remote.

There were no open foreign forward currency contracts as of April 30, 2009.

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with domestic or foreign banks or with any member firm of the Financial Industry Regulatory Authority, Inc. (“FINRA”), or any affiliate of a member firm which is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the Fund generally and meet any other appropriate counterparty criteria as determined by the Fund’s Subadviser. The minimum credit quality requirements are those applicable to the Fund’s purchase of securities generally such that if the Fund is permitted to only purchase securities which are rated investment grade (or the equivalent if unrated), the Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated). In a repurchase agreement, the Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. The securities will be regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Investment Income

Dividends declared are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Distribution to Shareholders

Distributions are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust with respect to any two or more Harbor Funds are allocated in proportion to the average net assets or the number of shareholders of each fund, except where allocations of direct expense to each fund can be otherwise fairly made.

Custodian

The Funds have credit balance arrangements with the Custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitutes an expense credit which is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations for the six-month period ended April 30, 2009. If the Funds had not entered into such arrangements, the Funds could have invested a portion of the assets in an income-producing asset.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the fund’s current fiscal year. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2006–2008) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in any Fund’s financial statements.

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2009 are as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
GROWTH FUNDS
Harbor Capital Appreciation Fund	$—	$2,205,745	$—	$2,060,753
Harbor Mid Cap Growth Fund	—	378,739	—	344,630
Harbor Small Cap Growth Fund	—	73,381	—	109,853
Harbor Small Company Growth Fund	—	74,854	—	93,523
VALUE FUNDS
Harbor Large Cap Value Fund	—	31,141	—	63,183
Harbor Mid Cap Value Fund	—	9,930	—	10,693
Harbor SMID Value Fund	—	1,217	—	891
Harbor Small Cap Value Fund	—	93,078	—	155,114

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the six-month period ended April 30, 2009. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

Contractual Rate
GROWTH FUNDS
Harbor Capital Appreciation Fund	0.60%
Harbor Mid Cap Growth Fund	0.75
Harbor Small Cap Growth Fund	0.75
Harbor Small Company Growth Fund	0.75
VALUE FUNDS
Harbor Large Cap Value Fund	0.60%
Harbor Mid Cap Value Fund	0.75
Harbor SMID Value Fund	0.75
Harbor Small Cap Value Fund	0.75

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Small Company Growth Fund limiting the total expenses to 0.87%, 1.12%, and 1.24% for the Institutional Class, Administrative Class, and Investor Class, respectively. Harbor Capital has entered into a contractual expense limitation agreement with Harbor SMID Value Fund limiting the total expenses to 0.95%, 1.20%, and 1.32% for the Institutional Class, Administrative Class, and Investor Class, respectively. The contractual expense limitations are effective through February 28, 2010.

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Distributor

Harbor Funds Distributors, Inc., a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively, the “12b-1 Plans”), each Fund pays Harbor Funds Distributors compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares and of the Investor Class shares. The 12b-1 Plans compensate Harbor Funds Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by Harbor Funds Distributors on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors for the actual expenses Harbor Funds Distributors may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if Harbor Funds Distributors’ actual expenses exceed the fee payable to Harbor’ Funds Distributors at any given time, the Funds will not be obligated to pay more than that fee. If Harbor Funds Distributors expenses are less than the fee it receives, Harbor Funds Distributors will retain the full amount of the fee.

The fees allocated to each Fund’s respective class are shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. The shareholder servicing agreement is reviewed and approved annually by the Trustees of the Funds and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.09% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.09% of the average daily net assets of all Administrative Class shares.
Investor Class	0.21% of the average daily net assets of all Investor Class shares.

Harbor Services Group, Inc. has voluntarily waived a portion of its transfer agent fees during the six-month period ended April 30, 2009. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

Shareholders

On April 30, 2009, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

Harbor Capital Advisors, Harbor Funds Distributors, and Harbor Services Group
GROWTH FUNDS
Harbor Capital Appreciation Fund	13,736
Harbor Mid Cap Growth Fund	34,059
Harbor Small Cap Growth Fund	13,005
Harbor Small Company Growth Fund	327,141
VALUE FUNDS
Harbor Large Cap Value Fund	38,500
Harbor Mid Cap Value Fund	19,481
Harbor SMID Value Fund	325,540
Harbor Small Cap Value Fund	5,583

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Domestic Equity Funds totaled $76 for the six-month period ended April 30, 2009.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”) which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust (with the exception of the Harbor Money Market Fund). For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the fund(s) selected by the Trustee. The deferred compensation liability is included as a component of “Trustees’ fees and expenses” in the Statement of Assets and Liabilities and fluctuates with changes in the market value of the selected security. The market value adjustment for all Domestic Equity Funds totaled $(11) for the six-month period ended April 30, 2009. The deferred compensation and related mark-to-market impact will be a liability of the Funds until distributed in accordance with the Plan.

NOTE 5—TAX INFORMATION

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at April 30, 2009 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
GROWTH FUNDS
Harbor Capital Appreciation Fund*	$6,143,134	$694,824	$(484,024)	$210,800
Harbor Mid Cap Growth Fund*	483,203	39,133	(50,204)	(11,071)
Harbor Small Cap Growth Fund*	338,860	33,901	(69,485)	(35,584)
Harbor Small Company Growth Fund*	53,968	7,152	(5,694)	1,458
VALUE FUNDS
Harbor Large Cap Value Fund*	$186,889	$1,773	$(35,131)	$(33,358)
Harbor Mid Cap Value Fund*	54,220	1,860	(21,116)	(19,256)
Harbor SMID Value Fund*	3,409	144	(937)	(793)
Harbor Small Cap Value Fund	796,283	74,618	(218,988)	(144,370)

*	Capital loss carryforwards are available which may reduce taxable income from future net realized gain on investments.

NOTE 6—NEW ACCOUNTING PRONOUNCEMENTS

FAS 157-4

In April 2009, FASB Staff Position No. FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“Position 157-4”) was issued, and is effective for interim and annual reporting periods ending after June 15, 2009. Position 157-4 amends FASB Statement No. 157 (“FAS 157”), Fair Value Measurements. Position 157-4 provides for additional guidance for estimating fair value and enhanced detail to FAS 157 fair value hierarchy disclosures. Management is evaluating the application of Position 157-4 to the Funds, and believes the impact will be limited to expanded disclosures resulting from the adoption of Position 157-4 on the Funds’ financial statements.

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended

Harbor Domestic Equity Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2008 through April 30, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (November 1, 2008)	Ending Account Value (April 30, 2009)
Harbor Capital Appreciation Fund
Institutional Class	0.69%
Actual		$3.46	$1,000.00	$1,022.10
Hypothetical (5% return)		3.46	1,000.00	1,021.29
Administrative Class	0.94%
Actual		$4.71	$1,000.00	$1,020.96
Hypothetical (5% return)		4.71	1,000.00	1,020.02
Investor Class	1.06%
Actual		$5.31	$1,000.00	$1,020.49
Hypothetical (5% return)		5.31	1,000.00	1,019.41
Harbor Mid Cap Growth Fund
Institutional Class	0.91%
Actual		$4.39	$1,000.00	$944.94
Hypothetical (5% return)		4.56	1,000.00	1,020.17
Administrative Class	1.16%
Actual		$5.59	$1,000.00	$944.54
Hypothetical (5% return)		5.81	1,000.00	1,018.90
Investor Class	1.28%
Actual		$6.18	$1,000.00	$945.85
Hypothetical (5% return)		6.41	1,000.00	1,018.29

Harbor Domestic Equity Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (November 1, 2008)	Ending Account Value (April 30, 2009)
Harbor Small Cap Growth Fund
Institutional Class	0.87%
Actual		$4.18	$1,000.00	$940.80
Hypothetical (5% return)		4.36	1,000.00	1,020.37
Administrative Class	1.12%
Actual		$5.38	$1,000.00	$939.80
Hypothetical (5% return)		5.61	1,000.00	1,019.10
Investor Class	1.24%
Actual		$5.96	$1,000.00	$938.99
Hypothetical (5% return)		6.21	1,000.00	1,018.49
Harbor Small Company Growth Fund
Institutional Class	0.87%
Actual		$4.30	$1,000.00	$994.33
Hypothetical (5% return)		4.36	1,000.00	1,020.37
Administrative Class	1.12%
Actual		$5.53	$1,000.00	$992.38
Hypothetical (5% return)		5.61	1,000.00	1,019.10
Investor Class	1.24%
Actual		$6.13	$1,000.00	$992.35
Hypothetical (5% return)		6.21	1,000.00	1,018.49
Harbor Large Cap Value Fund
Institutional Class	0.71%
Actual		$3.30	$1,000.00	$876.10
Hypothetical (5% return)		3.56	1,000.00	1,021.19
Administrative Class	0.96%
Actual		$4.46	$1,000.00	$874.50
Hypothetical (5% return)		4.81	1,000.00	1,019.92
Investor Class	1.07%
Actual		$4.97	$1,000.00	$873.50
Hypothetical (5% return)		5.36	1,000.00	1,019.36
Harbor Mid Cap Value Fund
Institutional Class	0.98%
Actual		$4.84	$1,000.00	$990.93
Hypothetical (5% return)		4.91	1,000.00	1,019.81
Administrative Class	1.23%
Actual		$6.07	$1,000.00	$990.70
Hypothetical (5% return)		6.16	1,000.00	1,018.54
Investor Class	1.35%
Actual		$6.65	$1,000.00	$988.29
Hypothetical (5% return)		6.75	1,000.00	1,017.93

Harbor Domestic Equity Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (November 1, 2008)	Ending Account Value (April 30, 2009)
Harbor SMID Value Fund
Institutional Class	0.95%
Actual		$4.57	$1,000.00	$938.57
Hypothetical (5% return)		4.76	1,000.00	1,019.97
Administrative Class	1.20%
Actual		$5.76	$1,000.00	$937.38
Hypothetical (5% return)		6.01	1,000.00	1,018.70
Investor Class	1.32%
Actual		$6.35	$1,000.00	$937.93
Hypothetical (5% return)		6.60	1,000.00	1,018.09
Harbor Small Cap Value Fund
Institutional Class	0.84%
Actual		$4.01	$1,000.00	$923.41
Hypothetical (5% return)		4.21	1,000.00	1,020.53
Administrative Class	1.09%
Actual		$5.20	$1,000.00	$922.59
Hypothetical (5% return)		5.46	1,000.00	1,019.26
Investor Class	1.21%
Actual		$5.77	$1,000.00	$921.97
Hypothetical (5% return)		6.06	1,000.00	1,018.65
*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURES

The Funds each file a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ web site at www.harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE DOMESTIC EQUITY FUNDS

The Investment Company Act of 1940 requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by Harbor Funds’ Board of Trustees, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held on February 8, 9 and 10, 2009 (the “Meeting”), the Trustees considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to each Fund (the “Adviser”), and each Subadvisory Agreement with each Fund’s subadviser (each, a “Subadviser”) with respect to Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Company Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor SMID Value Fund and Harbor Small Cap Value Fund.

In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and each Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser and Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the relevant Investment Advisory Agreements and Subadvisory Agreements and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and each Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, also determined that the terms of each Investment Advisory Agreement and each Subadvisory Agreement with respect to Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Company Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor SMID Value Fund and Harbor Small Cap Value Fund were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of the respective Fund and its shareholders.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors relevant to their determination. They did not

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the Investment Advisory Agreements were the following:

•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser;

•	the favorable history, reputation, qualification and background of the Adviser, as well as the qualifications of its personnel;

•

the profitability of the Adviser with respect to each Fund, including the effects of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;

•

the fees charged by the Adviser for investment advisory services, including in each case specifically the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the subadviser oversight, administration and “manager of managers” services the Adviser provides;

•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;

•	the fees and expense ratios of each Fund relative to the quality of service provided and the fees and expense ratios of similar investment companies;

•	the investment performance of each Fund in comparison to peer groups and certain relevant securities indices and Harbor Capital’s efforts to address circumstances of underperformance where applicable;

•

the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds, and any other benefits that inure to the Adviser and its affiliates as a result of their relationship with the Funds;

•

information received at regular meetings throughout the year related to Fund performance and services rendered by the Adviser, as well as each of the Subadvisers, and research arrangements with brokers who execute transactions on behalf of each representative; and

•

information contained in materials provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting of both a peer group of funds as well as a broader universe of funds compiled by Lipper.

Among the factors considered by the Trustees in approving the Subadvisory Agreements were the following:

•

the nature, extent, and quality of the services provided by each Subadviser, including the background, education, expertise and experience of the investment professionals of each Subadviser who provides investment management services to the Funds;

•	the favorable history, reputation, qualification and background of each Subadviser, as well as the qualifications of their respective personnel;

•	the fees charged by each Subadviser for subadvisory services, which fees are paid by the Adviser, not by the Funds; and

•

information contained in materials provided by the Adviser and compiled by Lipper comparing the investment performance returns of each Subadviser with those of investment companies with similar objectives and strategies managed by other investment advisers, consisting of peer fund groupings compiled by Lipper.

Nature, Scope and Extent of Services

The Trustees separately considered the nature, scope and extent of the services provided by the Adviser and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting such Fund’s Subadviser, overseeing and

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel.

The Adviser’s Services. The Board evaluated the nature, scope and extent of the Adviser’s services in light of the Board’s extensive experience with the Adviser, as well as materials provided by the Adviser concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors, and selecting subadvisers to manage such funds. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager of managers” for the Funds.

The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including, the nature and extent of research it receives from broker-dealers and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with each Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.

The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received a presentation at the Meeting by investment professionals from the Subadvisers for each of Harbor Small Cap Value Fund, Harbor Mid Cap Value Fund and Harbor SMID Value Fund. The Trustees had received presentations by investment professionals from the Subadviser for each of Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Company Growth Fund and Harbor Large Cap Value Fund (as well as Harbor Small Cap Value Fund, Harbor Mid Cap Value Fund and Harbor SMID Value Fund) at meetings of the Board of Trustees held in 2008. They reviewed information concerning each Subadviser’s historical investment results in managing accounts using similar strategy, including, where applicable, other mutual funds using a substantially identical strategy.

Investment Performance, Advisory Fees and Expense Ratios

In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Lipper and Morningstar Inc. (“Morningstar”). The Trustees also received information explaining Lipper’s and Morningstar’s methodology, how information was compiled by Lipper and Morningstar, and what each comparison was intended to demonstrate.

Harbor Capital Appreciation Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Capital Appreciation Fund (inception date December 29, 1987), the Trustees discussed the Fund and its performance in relation to its Lipper universe and group for the one-, two-, three-, four-, and five-year periods ended December 31, 2008, noting that the Fund had outperformed the universe and group medians according to Lipper data for all five time periods ended December 31, 2008. The Fund’s one- and five-year returns as of December 31, 2008 ranked in the first and second quartiles, respectively, according to Morningstar, but its three-year return as of December 31, 2008 ranked in the third quartile. The Trustees also considered that the Fund had outperformed its benchmark, the Russell 1000® Growth Index, for the quarter, one-year, five-year, ten-year and fifteen-year periods ended December 31, 2008.

The Trustees discussed the expertise of Jennison Associates LLC (“Jennison”), the Fund’s subadviser, in managing assets generally and specifically with respect to the Fund’s asset class, noting that Jennison managed approximately $22.1 billion in this asset class, out of a firm-wide total of approximately $62.2 billion in assets under management. The Trustees also noted the significant experience of the portfolio manager in this asset class with Jennison, noting that he was a founding member of Jennison.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $6.2 billion, showed that the Fund’s contractual management fee was slightly below the group median for each of the Institutional Class, Administrative Class and Investor Class. With the exception of the Investor Class, the actual total expense ratio for each share class of the Fund was below the group median. The actual total expense ratio for the

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

Investor Class shares of the Fund was at the group median. The actual total expense ratio for each share class of the Fund was below the universe median. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.

Harbor Mid Cap Growth Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Mid Cap Growth Fund (inception date November 1, 2000), the Trustees noted that the Fund had had outperformed in relation to its Lipper universe and group medians for the one-, two-, three-, four- and five-year periods ended December 31, 2008, according to the Lipper report. The Trustees considered the fact that, in comparison to its universe of other mid cap growth funds, as identified by Morningstar, the Fund’s three- and five-year returns ranked in the first quartile, as of December 31, 2008. The Fund’s one-year return ranked in the second quartile as of December 31, 2008. The Trustees also considered that the Fund had outperformed its benchmark, the Russell Midcap® Growth Index, for the quarter, one-year, three-year and five-year periods ended December 31, 2008.

The Trustees discussed the expertise of Wellington Management Company, LLP (“Wellington”), the Fund’s subadviser, in managing assets generally and in the mid cap growth asset class specifically, noting that the Wellington portfolio manager responsible for Harbor Mid Cap Growth Fund managed approximately $1.8 billion in this asset class, out of a firm-wide total of approximately $420 billion in assets under management. The Trustees noted the significant experience of the Wellington portfolio manager.

The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $475 million, showed that the Fund’s contractual management fee was at the group median for the Institutional Class and below the group median for the Administrative Class and Investor Class. The Lipper data also showed that the actual total expense ratio for the Fund’s Institutional, Administrative and Investor Classes was below the group and universe medians. The Trustees noted that Harbor Capital’s profitability in managing the Fund was not excessive.

Harbor Small Cap Growth Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Small Cap Growth Fund (inception date November 1, 2000), the Trustees noted that according to the Lipper report, the Fund’s performance exceeded its universe median for the one-, two-, three-, four- and five year periods ended December 31, 2008 and exceeded its group medians for the two- and three-year periods ended December 31, 2008. The Fund’s performance was at its group median for the one-year period ended December 31, 2008. The Morningstar data presented ranked each of the Fund’s one-, three- and five-year returns as of December 31, 2008 in the second quartile. The Trustees also considered the fact that Harbor Small Cap Growth Fund had outperformed its benchmark, the Russell 2000® Growth Index, for the quarter and three-year periods ended December 31, 2008, but had underperformed its benchmark slightly for the five-year period ended December 31, 2008.

The Trustees discussed the expertise of Westfield Capital Management Company, L.P. (“Westfield”), the Fund’s subadviser, in managing assets generally and in the small cap growth asset class specifically, noting that Westfield managed approximately $1.4 billion in this asset class, out of a firm-wide total of approximately $8.8 billion in assets under management. The Trustees also discussed the experience of the Westfield portfolio managers in this asset class.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $375 million, showed the Fund’s contractual management fee was below the group median for the Institutional, Administrative and Investor Classes. The Trustees also noted that the Fund’s actual total expense ratio for each share class was below the Lipper group and universe median expense ratios. The Trustees noted that the Fund had in place a soft close and was thus unlikely to grow significantly in size in the near future. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.

Harbor Small Company Growth Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Small Company Growth Fund (inception date February 1, 2006), the Trustees noted the Fund’s underperformance relative to its Lipper universe and group medians for the one- and two-year periods ended December 31, 2008. The Morningstar data presented ranked the Fund’s one-year return as of December 31, 2008 in the fourth quartile. The Trustees also considered the fact that the Fund underperformed its benchmark, the Russell 2000® Growth Index, for the quarter and one-year periods ended December 31, 2008. The Trustees noted that while the Fund’s performance had lagged its benchmark, the time period since the Fund’s inception was short, which made it difficult to draw any meaningful conclusions at this time. However, the Trustees expressed concerns regarding the Fund’s underperformance to date and asked the Adviser to closely monitor the performance of the Fund’s subadviser, NorthPointe Capital LLC (“NorthPointe”).

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

The Trustees discussed the expertise of NorthPointe in managing assets generally and in the small company growth asset class specifically, noting that NorthPointe managed approximately $582 million in this asset class, out of a firm-wide total of approximately $1.64 billion in assets under management. The Trustees also discussed the experience of the portfolio manager in this asset class.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $100 million, showed the Fund’s contractual management fee was below its group median for each of the Institutional, Administrative and Investor Classes. The actual total expense ratio of each of the Fund’s share classes, after taking into account expense waivers and reimbursements, was below the Lipper group and universe median expense ratios. The Trustees also considered the extent to which Harbor Capital was waiving its fees or the Fund’s expenses to improve performance for the Fund’s shareholders and noted that the waiver is a contractual expense limitation in effect until February 28, 2010. The Trustees noted that Harbor Capital’s profitability in operating this Fund was negative.

Harbor Large Cap Value Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Large Cap Value Fund (inception date December 29, 1987), the Trustees noted the Fund’s outperformance relative to its Lipper group and universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2008. The Trustees also noted that the Fund had outperformed its benchmark, the Russell 1000® Value Index, for the quarter, one-year, three-year, five-year and ten-year periods ended December 31, 2008. The Morningstar data presented showed that the Fund’s one- and three-year returns ranked in the first quartile for the period ended December 31, 2008, while the Fund’s five-year return ranked in the second quartile for the period ended December 31, 2008. In considering this performance data, the Trustees noted that the Fund had changed subadvisers in May 2007 from Armstrong Shaw Associates, Inc. to Cohen & Steers Capital Management, Inc. (“Cohen & Steers”).

The Trustees discussed the expertise of Cohen & Steers in managing assets generally and in the large cap value asset class specifically, noting that Cohen & Steers managed approximately $931 million in this asset class, out of a firm-wide total of approximately $15.1 billion in assets under management. The Trustees also discussed the significant experience of the portfolio manager, including his experience prior to joining Cohen & Steers.

The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $225 million, showed the Fund’s management fee was below the group median for the Institutional, Administrative and Investor Classes, and the actual total expense ratio, after giving effect to voluntary expense waivers and reimbursements, for each of the Fund’s share classes was below its group and universe median expense ratios. The Trustees also considered the extent to which Harbor Capital was waiving its fees and/or reimbursing the Fund’s expenses to improve performance for the Fund’s shareholders and acknowledged that the fee waivers and reimbursements could be discontinued at any time. The Trustees noted that the Adviser’s profitability in managing the Fund was not excessive.

Harbor Mid Cap Value Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Mid Cap Value Fund (inception date March 1, 2002), the Trustees noted that the Fund’s performance was at or below its Lipper group median for the one-, two-, four- and five-year periods ended December 31, 2008. The Fund’s performance was above its Lipper group median for the three-year period ended December 31, 2008. The Fund’s performance was below its Lipper universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2008. The Trustees considered the fact that the Fund underperformed its benchmark, the Russell Midcap® Value Index, for the three-year and five-year periods ended December 31, 2008 but had outperformed its benchmark for the quarter and one-year periods ended December 31, 2008. The Morningstar data presented showed that the Fund’s three- and five-year returns ranked in the fourth quartile for the period ended December 31, 2008 and the Fund’s one-year returns ranked in the third quartile for the period ended December 31, 2008. The Trustees acknowledged the recent outperformance but also noted that the Fund’s performance under the current subadviser, LSV Asset Management (“LSV”), since September 2004 has been disappointing.

The Trustees discussed the expertise of LSV in managing assets generally and in the mid cap value asset class specifically, noting that LSV managed approximately $1.3 billion in this asset class, out of a firm-wide total of approximately $40 billion in assets under management. The Trustees also considered that LSV applies a similar quantitative approach to managing assets in the mid cap value asset class as it does for its other value products, and that the long-term performance generated by LSV across its various value products has been favorable. The Trustees reviewed the expertise of the LSV portfolio managers in this asset class, noting that one of the three portfolio managers was a founding partner of LSV.

The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $50 million, showed the Fund’s management fee for each of the Institutional, Administrative and Investor

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

Classes was below the group median, and the actual total expense ratio, after giving effect to expense waivers and reimbursements, for the Fund’s Institutional Class was below the group median expense ratio and above the universe median expense ratio. The actual total expense ratio for the Fund’s Administrative Class, after giving effect to expense waivers and reimbursements, was below the group and universe median expense ratios. The actual total expense ratio for the Fund’s Investor Class, after giving effect to expense waivers and reimbursements, was above the group and universe median expense ratios. It was noted that the Fund’s smaller asset base in this share class had an effect on that expense ratio comparison. The Trustees also considered the extent to which Harbor Capital was waiving its fees and/or reimbursing the Fund’s expenses to improve performance for the Fund’s shareholders and acknowledged that the fee waivers and reimbursements could be discontinued at any time. The Trustees noted that Harbor Capital’s profitability in managing this Fund was not excessive.

Harbor SMID Value Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor SMID Value Fund (inception date May 1, 2007), the Trustees noted the Fund’s underperformance relative to its Lipper universe and group medians for the one-year period ended December 31, 2008. The Trustees also considered the fact that the Fund underperformed its benchmark, the Russell 2500TM Value Index, for the quarter and one-year period ended December 31, 2008. The Morningstar data presented showed that the Fund’s one-year return ranked in the fourth quartile for the period ended December 31, 2008. The Trustees noted that while the Fund’s performance had lagged its benchmark, the time period since the Fund’s inception was short, which made it difficult to draw any meaningful conclusions at this time. The Trustees also noted that the Fund commenced operations shortly before one of the most challenging market environments in recent history, making it difficult to accurately assess even the Fund’s shorter-term performance record.

The Trustees discussed the expertise of Evercore Asset Management, LLC (“Evercore”), the Fund’s subadviser, in managing assets generally and in the SMID value asset class specifically, noting that Evercore managed approximately $7.4 million in this asset class, out of a firm-wide total of approximately $165.7 million in assets under management. The Trustees also discussed the experience of the Evercore portfolio managers in this asset class.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $25 million, showed the Fund’s management fee for each of the Institutional, Administrative and Investor Classes was below its group median. The actual total expense ratios of the Fund’s Administrative Class and Institutional Class, after taking into account expense waivers and reimbursements, was below the Lipper group and universe median expense ratios. The actual total expense ratio of the Fund’s Investor Class, after taking into account expense waivers and reimbursements, was above both the Lipper group and universe median expense ratios. It was noted that the Fund’s smaller asset base in this share class had an effect on that expense ratio comparison. The Trustees also considered the extent to which Harbor Capital was waiving its fees or the Fund’s expenses to improve performance for the Fund’s shareholders and noted that the waiver is a contractual expense limitation in effect until February 28, 2001. The Trustees noted that Harbor Capital’s profitability in operating this Fund was negative.

Harbor Small Cap Value Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Small Cap Value Fund (inception date December 14, 2001), the Trustees noted the Fund’s outperformance relative to its Lipper group median for the two-year period, as well as the Fund’s underperformance relative to its Lipper group medians for the one-, three-, four- and five-year periods, each ended December 31, 2008. The Fund outperformed its Lipper universe medians for the two- and five-year periods and underperformed its Lipper universe medians for the one-, three- and four-year periods, each ended December 31, 2008. According to the Morningstar data presented, the Fund’s one- and five-year returns ranked in the second quartile for the period ended December 31, 2008, while the three-year return ranked in the third quartile for the period ended December 31, 2008. The Trustees also considered the fact that the Fund underperformed its benchmark, the Russell 2000® Value Index, for the quarter and one-year, three-year and five-year periods ended December 31, 2008.

The Trustees discussed the expertise of EARNEST Partners LLC (“EARNEST”), the Fund’s subadviser, in managing assets generally and in the small cap value asset class specifically, noting that EARNEST managed approximately $2.6 billion in this asset class out of $11.8 billion firm wide total. The Trustees also noted the experience of the portfolio manager in this asset class, noting that he is the founder of the firm.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $825 million, showed the Fund’s management fee was below the group median for each of the Institutional, Administrative and Investor Classes. The actual total expense ratio for the Fund’s Institutional and Administrative Classes

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

was below the group and universe median expense ratios. The actual total expense ratio for the Fund’s Investor Class was above the group median expense ratio but below the universe median expense ratio. The Trustees noted that the Fund had in place a soft close, but that it would likely be re-opened to investors in the near future and may likely grow in size again. They noted that Harbor Capital’s profitability in operating the Fund was not excessive.

*  *  *

The Trustees also separately considered the allocation between the Adviser and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.

Profitability

The Trustees also considered the Adviser’s profitability in managing each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees acknowledged that a reasonable level of profitability was important to provide suitable incentives to the Adviser to continue to attract and maintain high quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that each provided to Harbor Funds, and other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds. The Trustees also noted that the Adviser operated two Funds (Harbor Small Company Growth Fund and Harbor SMID Value Fund) at a loss (and, in several cases, reduced or waived a portion of its advisory fee while paying the relevant Subadviser its fee and/or paid or reimbursed fund expenses). The Trustees determined that the Adviser’s profitability in managing each other Fund was not excessive.

Economies of Scale

The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive. They concluded that the existing Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of June 2009)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. Except as noted, the address of each Trustee and Officer is 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES
Raymond J. Ball (64) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 2006	Sidney Davidson Professor of Accounting, Graduate School of Business, University of Chicago (2000-Present); Advisor, Sensory Networks (computer security firm) (2001-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); and Professor, European Institute of Advanced Studies in Management (1998-Present).	28	None

Howard P. Colhoun (73) Trustee 14114 Mantua Mill Road Glyndon, MD 21071	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	28	None

John P. Gould (70) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-Present); Director of Unext.com (Internet based education company) (1999-2006); and Principal and Executive Vice President of Lexecon Inc. (economics consulting firm) (1994-2004).	28	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Rodger F. Smith (68) Trustee 6 High Ridge Park Stamford, CT 06905	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); Director of Arlington Capital Management (CI) Limited (investment advisory firm) (1992-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	28	None
INTERESTED TRUSTEE
David G. Van Hooser (62)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director, Harbor Services Group, Inc. (2000-Present).	28	None

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS**
Charles F. McCain (39) Chief Compliance Officer	Since 2004

Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (law firm) (1996-2004).

Anmarie S. Kolinski (37) Treasurer	Since 2007

Executive Vice President and Chief Financial Officer (since 2007), Vice President – Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (since 2007), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (34) Vice President and Secretary	Since 2007

Senior Vice President and Associate General Counsel (2007-Present), Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), Corporate Secretary (2006-2007) and Compliance Officer (2003-2004), Ariel Investments, LLC; and Vice President and Secretary (2003-2007), Ariel Investment Trust (mutual funds).

Brian L. Collins (40) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.; and Director, U.S. Investment Management Research (1998-2004), Mercer Investment Consulting, Inc.

Charles P. Ragusa (50) Vice President	Since 2007

Executive Vice President (since 2007), Harbor Capital Advisors, Inc.; President (since 2007), Harbor Services Group, Inc.; Executive Vice President (since 2007), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Jodie L. Crotteau (37) Assistant Secretary	Since 2005

Vice President, Secretary and Compliance Director (2007-Present), Assistant Secretary (2005-2007), Compliance Manager (2005-2006), and Regulatory Compliance Specialist (2004-2005), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-Present), Harbor Services Group, Inc.; and Assistant Secretary (2007-Present), Harbor Funds Distributors, Inc.

Susan A. DeRoche (56) Assistant Secretary 33 Arch Street Suite 2001 Boston, MA 02110	Since 2006

Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

(This document must be preceded or accompanied by a Prospectus.)

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee

John P. Gould

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Jodie L. Crotteau

Assistant Secretary

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive, 34th Floor

Chicago, IL 60606-4302

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive, 34th Floor

Chicago, IL 60606-4302

312-443-4400

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

225 Franklin Street

Boston, MA 02110

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

06/2009/267,000	FD.SAR.EF.0409

Semi-Annual Report

April 30, 2009

International & Global Funds

International Equity Funds

Harbor International Fund

Harbor International Growth Fund

Global Equity Funds

Harbor Global Value Fund

Harbor Global Growth Fund

Harbor International & Global Funds

SEMI-ANNUAL REPORT OVERVIEW (Unaudited)

The first half of Harbor Funds’ fiscal year ended April 30, 2009. The performance figures for each of the Funds assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The unmanaged indices do not reflect fees and expenses and are not available for direct investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

	Unannualized Total Return 6 Months Ended April 30, 2009
	Institutional Class		Administrative Class		Investor Class
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	-4.11%		-4.25%		-4.31%
Harbor International Growth Fund	3.65		3.55		3.40

GLOBAL EQUITY FUNDS
Harbor Global Value Fund	-2.71		-2.60		-2.84
Harbor Global Growth Fund	20.20	[c]	20.20	[c]	20.20	[c]

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2009
Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE); international equity	-2.64%
Morgan Stanley Capital International Europe, Australasia, and Far East Growth (MSCI EAFE Growth); international equity	-5.22
Morgan Stanley Capital International World (MSCI World); global equity	-5.44
Morgan Stanley Capital International All Country World (MSCI ACWI); global equity	-3.34

	EXPENSE RATIOS[1]					Morningstar Average[2]
	2005*	2006*	2007*	2008*	2009[d]
INTERNATIONAL EQUITY FUNDS
Harbor International Fund
Institutional Class	0.87%	0.85%	0.81%	0.79%	0.83%	1.14%
Administrative Class	1.12	1.10	1.06	1.04	1.08	1.24
Investor Class	1.30	1.24	1.19	1.16	1.20	1.26
Harbor International Growth Fund
Institutional Class	1.00%	0.98%	0.88%	0.89%	0.92%	1.17%
Administrative Class	1.24	1.23	1.12	1.14	1.17	1.26
Investor Class	1.39	1.37	1.25	1.26	1.29	1.26

GLOBAL EQUITY FUNDS
Harbor Global Value Fund[3]
Institutional Class	N/A	1.00%[a,b]	1.00%	1.00%	1.00%	1.17%
Administrative Class	N/A	1.25 [a,b]	1.25	1.25	1.25	1.31
Investor Class	N/A	1.38 [a,b]	1.38	1.37	1.37	1.32
Harbor Global Growth Fund[4]
Institutional Class	N/A	N/A	N/A	N/A	1.00%[a]	1.17%
Administrative Class	N/A	N/A	N/A	N/A	1.25 [a]	1.31
Investor Class	N/A	N/A	N/A	N/A	1.37 [a]	1.32

*	Audited.
1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (see Financial Highlights).
2	Institutional Class comparison includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the April 30, 2009 Morningstar Universe with the same investment style as the comparable Harbor Funds’ Portfolio. Administrative and Investor Class comparisons includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the April 30, 2009 Morningstar Universe, excluding the Institutional Share Class Funds, with the same investment style as the comparable Harbor Funds’ portfolio.
3	Commenced operations August 7, 2006.
4	Commenced operations March 1, 2009.
a	Annualized.
b	For the period August 7, 2006 (inception) through October 31, 2006.
c	For the period March 1, 2009 (inception) through April 30, 2009.
d	Unaudited annualized figures for the six-month period ended April 30, 2009.

1

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

The first four months of fiscal 2009 were marked by very difficult equity markets worldwide. Weakening economies, growing unemployment, and continued efforts by governments around the world to stimulate their economies and support financial institutions weakened by the credit crisis created an environment that suggested the equity markets could continue to decline. On March 9, 2009, the domestic equity markets hit lows last experienced in 1997. The financial news seemed to be mostly negative with few positives to suggest a near term market recovery. Just when it seemed that equity markets would continue to decline, they started to recover. In the remaining seven weeks of the fiscal half-year, equity markets rallied sharply, recovering about two-thirds of the declines that had occurred from the start of the fiscal year.

The MSCI EAFE Index of stocks in developed international markets was down by more than 25% through early March and then began to recover, ending the fiscal half-year with a return of -2.64% in U.S. dollars. In contrast to the domestic equity markets, the MSCI EAFE value stocks outperformed growth stocks. Emerging markets, which in the prior year had been one of the hardest hit segments of the global equity universe, mounted a strong recovery, with the MSCI Emerging Markets Index up 17.38%.

The domestic stock market in the U.S. followed the same general pattern as the international stock markets. The Wilshire 5000 Index, a broad measure of the U.S. stock market, fell by more than 30% from the start of the fiscal year through early March before recovering in the last seven weeks of the fiscal first-half to finish down by -6.97% for the six months ended April 30, 2009. Mid capitalization stocks beat their large cap and small cap counterparts, and growth-oriented stocks substantially outperformed value stocks.

Commodity prices trended downward, as concerns about the strength of economies around the world caused a decline in energy and other commodity prices. As with the equity markets, commodities recovered a portion of their losses in the last two months of the fiscal half-year as investors started to become more hopeful that a deep, worldwide recession could be avoided.

The fixed income markets had a solid fiscal half year. As credit markets slowly began to show signs of improving, yield spreads narrowed as fixed income investors began to express at least some modest willingness to accept risk. The high-yield bond market, down by more than 25% in the fiscal year ended October 31, 2008, was the best overall performing asset class in the fiscal first half, with a return of more than 15%. The broad investment grade taxable bond market was up over 7%. The Federal Reserve reduced its target for the short term federal funds rate to an all time low of 0 to 0.25%. As a result of the actions of the Federal Reserve and increased investor demand for safer, short term investments, money market yields continued to decline.

	RETURNS FOR PERIODS ENDED APRIL 30, 2009
	Unannualized	Annualized
International & Global	6 Months	1 Year	5 Years	10 Years	30 Years
MSCI EAFE (foreign stocks)	-2.64	-42.76	0.66	-0.03	8.72
MSCI World (global stocks)	-5.44	-39.33	-1.02	-1.57	8.88
Domestic Equities
Wilshire 5000 (entire U.S. stock market)	-6.97	-34.37	-1.86	-1.51	10.54
S&P 500 (larget cap stocks)	-8.53	-35.31	-2.70	-2.48	10.63
Russell Midcap® (mid cap stocks)	-1.64	-36.03	0.01	3.00	12.13
Russell 2000® (small cap stocks)	-8.40	-30.74	-1.45	2.53	10.07
Russell 3000® Growth	-1.68	-31.46	-2.32	-4.15	9.41
Russell 3000® Value	-13.21	-38.61	-2.42	-0.08	11.23
Strategic Markets
Dow Jones-UBS Commodity Index Total ReturnSM	-16.13	-46.50	-2.76	6.02	N/A
Fixed Income
Merrill Lynch High-Yield Master II (high-yield bonds)	15.20	-14.69	2.01	3.28	N/A
Barclays Capital Aggregate (domestic bonds)	7.74	3.84	4.78	5.71	8.59
Merrill Lynch 3-Month U.S. T-Bill (proxy for money market returns)	0.18	1.13	3.20	3.31	6.27

Harbor International and Global Equity Funds

The Harbor International Fund returned -4.11% (Institutional Class) and trailed its MSCI EAFE Index benchmark by 147 basis points, or 1.47 percentage points, for the fiscal half-year. The Fund’s annualized returns outpaced the benchmark

2

by more than 400 basis points for the latest 5 years and 10 years. While the broad international and global stock market indices declined, the Harbor International Growth Fund registered a positive return of 3.65% (Institutional Class) and outperformed its MSCI EAFE Growth Index benchmark by 887 basis points for the latest six months. The Harbor Global Value Fund returned -2.71% (Institutional Class) but exceeded its MSCI World Index benchmark return by 273 basis points.

As always, we encourage investors to maintain a long-term focus in evaluating their portfolios. Comments by the portfolio managers of each international and global equity fund can be found beginning on page 4.

Co-Subadviser Appointed for Harbor International Fund

The Board of Trustees of Harbor Funds appointed Northern Cross, LLC as co-subadviser of the Harbor International Fund effective February 12, 2009. Hakan Castegren, of Northern Cross Investments Ltd, continues to serve as a portfolio manager of the Fund. No change in investment strategies, policies, or guidelines will result from the appointment of Northern Cross, LLC as the Fund’s co-subadviser. The four principals of Northern Cross, LLC—Edward E. Wendell, Jr., James LaTorre, CFA, Howard Appleby, CFA, and Jean-Francois Ducrest—have worked together closely with Mr. Castegren for a number of years and have joined him as portfolio managers to make investment decisions for the Fund using a team approach. Mr. Castegren had been the sole portfolio manager of the Fund since its inception on December 29, 1987. Although he has no current plans to become less active in the management of the Fund, the Board believes it is in the best interests of shareholders to provide a framework for an orderly transition for such time when Mr. Castegren does elect to reduce his day-to-day involvement with the Fund.

Harbor Global Growth Fund

The Harbor Global Growth Fund was introduced on March 2, 2009. The Fund invests primarily in common stocks of U.S. and foreign companies that are selected for their long-term growth potential. The Harbor Global Growth Fund is managed by Corydon J. Gilchrist, portfolio manager and senior analyst at Marsico Capital Management, LLC; Thomas F. Marsico, chief investment officer of Marsico Capital; and James G. Gendelman, portfolio manager and senior analyst at Marsico Capital. Mr. Gendelman also has served since 2004 as portfolio manager of the Harbor International Growth Fund.

Investment Strategies

The fiscal first half had a significant decline in equity markets followed by a sharp, partial recovery. The sharp recovery started when few prognosticators were projecting a near term recovery, a reminder of the uncertainty of markets and the difficulty of projecting what markets will do next.

The significant declines from the October 2007 broad equity market highs have caused some investors to reevaluate their overall asset allocations. Such reevaluations are healthy. We encourage all investors to hold a diversified portfolio of equity, fixed income, and money market funds. The percentages an investor holds of equity, fixed income, and money market funds in their asset allocation should be consistent with each investor’s financial objectives, risk tolerance, and time horizon.

Harbor Funds offers a number of equity, strategic markets and fixed income funds to help investors develop an asset allocation plan to meet their investment goals.

Thank you for your investment in Harbor Funds.

June 16, 2009

David G. Van Hooser

Chairman

3

Harbor International Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISERS

Northern Cross Investments Ltd

Clarendon House

2 Church Street

Hamilton, Bermuda HMDX

Northern Cross, LLC

125 Summer Street

Suite 1410

Boston, MA 02110

PORTFOLIO MANAGERS

Hakan Castegren Northern Cross Investments Ltd

Since 1987

Northern Cross Investments Ltd has subadvised the Fund

since its inception in 1987.

Howard Appleby Northern Cross, LLC

Since 2009

Jean-Francois Ducrest Northern Cross, LLC

Since 2009

James LaTorre Northern Cross, LLC

Since 2009

Edward E. Wendell, Jr. Northern Cross, LLC

Since 2009

Northern Cross, LLC has subadvised the Fund since February 12, 2009.

INVESTMENT GOAL

Long-term total return, principally from growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

International large cap value oriented stocks.

Hakan Castegren

Howard Appleby

Jean-Francois Ducrest

James LaTorre

Edward E. Wendell, Jr.

Management’s Discussion of Fund Performance

MARKET REVIEW

Economies around the world struggled in the six months ended April 30, 2009. A sharp decline in consumer confidence, lower industrial production, constricted credit, a severe housing slump, and rising unemployment were among a variety of problems that hindered economic activity. Central banks continued monetary easing programs and governments employed massive levels of fiscal stimulus in an effort to promote economic recovery.

The MSCI EAFE Index of stocks in developed overseas markets returned -2.64% (all returns cited are in U.S. dollar terms). By comparison, the broad U.S. stock market, as measured by the Wilshire 5000 Index, was down -6.97%. The relatively small change in the EAFE index masked a volatile six months. The EAFE benchmark fell sharply in January, February, and early March, declining more than 25% from the start of the fiscal half-year. A rally over the final seven weeks enabled the index to regain almost 90% of the ground it had lost. Emerging markets, which had posted some of the steepest declines in the recent bear market, rebounded in the fiscal half-year, with the MSCI Emerging Markets Index posting a gain of 17.38%.

Four of the 10 economic sectors in the EAFE Index posted positive returns, led by materials and industrials. Health care was down by more than -12% and was the worst-performing sector. The three largest country components of the EAFE benchmark, representing over half of the index, were Japan (down -2%), the United Kingdom (off -7%), and France (down -2%). The best-performing countries in the index were Sweden and Hong Kong (both up 20%) and Singapore (up 10%).

PERFORMANCE

Harbor International Fund returned -4.11% (Institutional Class), -4.25% (Administrative Class), and -4.31% (Investor Class) for the six months ended April 30, 2009, compared with the -2.64% return for its MSCI EAFE Index benchmark. From a longer-term perspective, the Fund continued to outperform the benchmark for the latest five-year and 10-year periods ended April 30, 2009.

Industrial, mining, and energy stocks were among the leading contributors to Fund performance, both on an absolute basis and relative to the benchmark. Investments in the industrials sector, where the portfolio had a somewhat overweighted position relative to the index, returned 14% versus 7% for those in the EAFE Index. Top contributors in the sector included Sweden-based Atlas Copco AB, Swiss-headquartered ABB Ltd., and Singapore’s Keppel Corp. Ltd. An above-index exposure to the materials sector also added value. Leading contributors included BHP Billiton PLC, headquartered in the United Kingdom; Cameco Corp. in Canada; and AngloGold Ashanti Ltd. in South Africa. An above-benchmark allocation to energy names also aided Fund performance, as energy stocks in the portfolio returned 6%, compared with a -3% return for those in the EAFE Index. Petroleo Brasileiro, the Brazilian integrated oil and gas company, was up 30% and was the top individual contributor in the portfolio.

4

Harbor International Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Petroleo Brasileiro SA	3.6%

Abb Ltd.	2.9%

Novo Nordisk A/S Series B	2.5%

Atlas Copco Ab	2.3%

Linde AG	2.3%

Banco Bradesco SA	2.3%

BNP Paribas	2.3%

Nestle SA—Registered	2.2%

BHP Billiton	2.1%

Itau Unibanco Banco Multiplo SA	2.1%

Continued weakness among financials, representing about 22% of both the Fund and its benchmark, was a major detractor from performance, as financial names in both the portfolio and the EAFE Index declined -6%. Among the weakest performers among financial names in the portfolio were Japan-based Orix Corp., Nomura Holdings, and Sumitomo Trust, as well as Lloyds Banking Group in the UK. Orix and Nomura Holdings were eliminated from the portfolio. Investments in the consumer staples sector proved to be a major detractor from Fund performance on both an absolute basis and relative to the benchmark. The portfolio had an overweighted exposure to consumer staples names, which underperformed those in the EAFE Index.

From a country-level perspective, investments in Brazil were the biggest contributors to Fund returns. Brazil is not a constituent of the EAFE Index but represented a 9% average weight in the portfolio. Portfolio holdings in Japan proved to be a major detractor from Fund performance, as the Fund’s investments in Japan trailed those in the index.

OUTLOOK AND STRATEGY

Compared with the EAFE index, the largest overweighted positions in the portfolio as of April 30, 2009, were in materials, consumer staples, and energy. The most significant underweights were in the information technology, consumer discretionary, and utilities sectors. Relative to the benchmark, the largest country-level country overweights were in Brazil, France, and Switzerland, while the most significantly underweighted positions were in Japan, Germany, and Australia. Sector-level and country-level weightings typically are a result of the Fund’s bottom-up stock selection process and not a significant element of its investment strategy.

Fixing the world’s financial system and its constituents remains the top priority of central bankers. A second critical task is dealing with severe recession. Consumer confidence in the U.S. and elsewhere has been shaken by events of the past year, and the expectation is that savings rates in the U.S. will increase, helping to repair personal balance sheets but delaying consumer participation in a recovery. We expect Chinese growth to continue, although at a moderated rate, which should be a positive for suppliers of basic raw materials. The UK and Spain will have to sort out problems resulting from real estate overbuilding, but we would expect other European countries to be able to work through the recession more quickly.

This report contains the current opinions of Northern Cross Investments Ltd and Northern Cross, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

5

Harbor International Fund

FUND SUMMARY—April 30, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	011

Cusip	411511306

Ticker	HAINX

Inception Date	12/29/1987

Net Expense Ratio	0.83%[a]

Total Net Assets (000s)	$14,309,470

ADMINISTRATIVE CLASS

Fund #	211

Cusip	411511652

Ticker	HRINX

Inception Date	11/01/2002

Net Expense Ratio	1.08%[a]

Total Net Assets (000s)	$586,493

INVESTOR CLASS

Fund #	411

Cusip	411511645

Ticker	HIINX

Inception Date	11/01/2002

Net Expense Ratio	1.20%[a]

Total Net Assets (000s)	$2,040,011

a	Annualized.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Countries*	21	23

Weighted Average Market Cap (MM)*	$35,767x	$37,175

Price/Earning Ratio (P/E)*	12.7x	14.1x

Price/Book Ratio (P/B)*	1.7x	1.6x

Beta vs. MSCI EAFE Index**	1.09	1.00

Portfolio Turnover Rate—Unannualized (6-Month Period Ended 04/30/2009)	16%	N/A

*	Source: FactSet.

**	Source: ©2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

(Excludes short-term investments)

REGION BREAKDOWN

(Excludes short-term investments)

6

Harbor International Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/1999 through 04/30/2009

The graph compares a $50,000 investment in the Fund with the performance of the MSCI EAFE Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor International Fund
Institutional Class	-4.11%	-44.67%	4.86%	4.74%	12/29/1987	$79,455
Comparative Index
MSCI EAFE	-2.64%	-42.76%	0.66%	-0.03%	—	$49,830

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 04/30/2009

The graph compares a $10,000 investment in the Fund with the performance of the MSCI EAFE Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor International Fund
Administrative Class	-4.25%	-44.81%	4.60%	9.73%	11/01/2002	$18,284
Investor Class	-4.31%	-44.89%	4.44%	9.56%	11/01/2002	$18,096
Comparative Index
MSCI EAFE	-2.64%	-42.76%	0.66%	6.17%	—	$14,757

As stated in the Fund’s current prospectus, the expense ratios were 0.81% (Institutional Class); 1.07% (Administrative Class); and 1.19% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 60 days.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.
b	Unannualized.

7

Harbor International Fund

PORTFOLIO OF INVESTMENTS—April 30, 2009 (Unaudited)

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 4.5%)

COMMON STOCKS—87.8%

Shares		Value (000s)

AIRLINES—0.7%
108,118,000	Cathay Pacific Airways Ltd. (HK)	$125,200

AUTO COMPONENTS—1.4%
4,524,743	Michelin (CGDE) Cl. B (FR)	231,614

AUTOMOBILES—1.4%
7,973,300	Honda Motor Co Ltd. (JP)	233,673

BEVERAGES—4.3%
7,001,930	Anheuser-Busch InBev NV (BEL)	214,344
22,764,238	Diageo plc (UK)	271,572
4,128,233	Pernod Ricard SA (FR)	243,842

		729,758

BUILDING PRODUCTS—1.9%
9,037,695	Compagnie de Saint-Gobain (FR)	324,229

CAPITAL MARKETS—1.9%
22,845,745	UBS AG (SWS)	313,820

CHEMICALS—4.1%
4,871,472	Linde AG (GER)	388,489
1,443,523	Syngenta AG—Registered (SWS)	308,178

		696,667

COMMERCIAL BANKS—9.9%
7,250,010	BNP Paribas (FR)	381,668
42,516,000	DBS Group Holdings Ltd. (SGP)	270,288

COMMON STOCKS—Continued

Shares		Value (000s)

COMMERCIAL BANKS—Continued
3,805,633	Erste Bank der oesterreichischen Sparkassen AG (AUT)	$79,407
25,350,250	Itau Unibanco Banco Multiplo SA (BR)	348,059
99,271,763	Lloyds TSB Group plc (UK)	161,019
17,395,332	Standard Chartered plc (UK)	269,092
5,339,000	Sumitomo Trust and Banking Co. Ltd. (JP)	22,342
18,120,127	United Overseas Bank Ltd. (SGP)	139,664

		1,671,539

CONSTRUCTION MATERIALS—1.4%
4,671,034	Holcim Ltd.—Registered (SWS)	236,926

DIVERSIFIED FINANCIAL SERVICES—1.3%
15,779,905	Investor Ab Cl. B (SW)	227,981

DIVERSIFIED TELECOMMUNICATION SERVICES—1.4%
12,590,033	Telefonica SA (SP)	238,532

ELECTRICAL EQUIPMENT—4.4%
34,536,918	Abb Ltd. (SWS)	488,916
3,392,117	Schneider Electric SA (FR)	258,135

		747,051

FOOD PRODUCTS—4.5%
32,949,932	Cadbury plc (UK)	246,377
3,215,000	Groupe Danone (FR)	152,927
11,361,100	Nestle SA—Registered (SWS)	370,334

		769,638

HOTELS, RESTAURANTS & LEISURE—2.2%
4,755,690	Accor SA (FR)	201,221
132,000,000	Genting Berhad (MAL)	172,527

		373,748

INDUSTRIAL CONGLOMERATES—2.6%
50,857,000	Keppel Corp. (SGP)	203,038
127,539,047	Sime Darby Berhad. (MAL)	235,506

		438,544

INSURANCE—3.2%
20,141,509	AXA SA (FR)	338,411
55,889,000	China Life Insurance Co. Ltd. (CHN)	197,354

		535,765

MACHINERY—4.2%
42,772,331	Atlas Copco Ab (SW)	397,622
4,384,700	Fanuc Ltd. (JP)	316,410

		714,032

MARINE—1.2%
33,705	A.P. Moller Maersk A/S Series B (DEN)	195,781

MEDIA—0.7%
8,523,802	JC Decaux SA (FR)	121,214

METALS & MINING—7.1%
6,360,197	Anglo American plc (UK)	136,860
8,825,108	Anglo American plc ADR (UK)[1]	95,046
6,265,609	AngloGold Ashanti Ltd. ADR (S. AFR)[1]	192,981
17,329,505	BHP Billiton (AUS)	359,672
31,960,000	Norsk Hydro ASA (NOR)	140,921
32,017,936	Xstrata PLC (UK)	282,274

		1,207,754

MULTI-UTILITIES—1.8%
11,078,365	Veolia Environnement SA (FR)	303,476

8

Harbor International Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

OIL, GAS & CONSUMABLE FUELS—11.3%
19,698,829	BG Group plc (UK)	$314,547
35,714,899	BP plc (UK)	252,384
11,434,183	Cameco Corp. ADR (CAN)[1]	260,585
363,136,000	China Petroleum & Chemical Corp. (CHN)	282,245
10,324,607	Eni SpA (IT)	221,557
3,154,085	Royal Dutch Shell plc Cl. A (NET)	72,338
2,377,600	Royal Dutch Shell plc Cl. A ADR (NET)[1]	108,609
6,608,629	Statoil Hydro ASA (NOR)	123,168
5,431,604	Total SA (FR)	271,774

		1,907,207

PAPER & FOREST PRODUCTS—0.4%
5,390,250	Aracruz Celulose SA ADR (BR)[1]	64,360

PERSONAL PRODUCTS—2.3%
2,003,769	L’Oreal SA (FR)	143,348
14,377,000	Shiseido Co. Ltd. (JP)	252,408

		395,756

PHARMACEUTICALS—4.9%
3,938,503	Novartis AG—Registered (SWS)	149,066
8,754,834	Novo Nordisk A/S Series B (DEN)	416,562
2,086,410	Roche Holding Ltd. (SWS)	263,105

		828,733

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.9%
30,896,000	Cheung Kong Holdings Ltd. (HK)	321,475

TEXTILES, APPAREL & LUXURY GOODS—0.0%
10,835,055	Nova America SA (BR)*	—	[z]

TOBACCO—3.8%
7,939,405	British American Tobacco plc (UK)	191,473
6,999,274	Imperial Tobacco Group plc (UK)	159,696
114,329	Japan Tobacco Inc. (JP)	287,239

		638,408

WIRELESS TELECOMMUNICATION SERVICES—1.6%
31,802,500	China Mobile (Hong Kong) Ltd. (HK)	275,846

TOTAL COMMON STOCKS (Cost $16,248,941)		14,868,727

PREFERRED STOCKS—7.7%
COMMERCIAL BANKS—2.3%
31,334,902	Banco Bradesco SA (BR)	387,794

PREFERRED STOCKS—Continued

Shares		Value (000s)

METALS & MINING—1.5%
18,968,000	Companhia Vale do Rio Doce Cl. A (BR)	$264,120

OIL, GAS & CONSUMABLE FUELS—3.6%
45,118,200	Petroleo Brasileiro SA (BR)	608,872

PAPER & FOREST PRODUCTS—0.3%
7,636,700	Companhia Suzano de Papel e Celulose (BR)	48,494

TEXTILES, APPAREL & LUXURY GOODS—0.0%
1,056,355	Nova America SA (BR)*	—	[z]

TOTAL PREFERRED STOCKS (Cost $414,042)		1,309,280

SHORT-TERM INVESTMENTS—4.0%
Principal Amount (000s)
COMMERCIAL PAPER—4.0%
	Chevron Corp.
$45,000	0.120%–05/01/2009-05/04/2009	45,000
50,000	0.140%–05/08/2009	50,000

		95,000

	General Electric Corp.
35,530	0.070%–05/04/2009	35,530
89,208	0.140%–05/06/2009-05/07/2009	89,208
92,229	0.150%–05/04/2009-05/05/2009	92,229

		216,967

	HSBC Finance Corp.
37,504	0.130%–05/05/2009	37,504
171,763	0.150%–05/01/2009-05/12/2009	171,763

		209,267

	Toyota Motors Inc.
151,360	0.140%–05/01/2009-05/07/2009	151,360

TOTAL SHORT-TERM INVESTMENTS (Cost $672,594)		672,594

TOTAL INVESTMENTS—99.5% (Cost $17,335,577)		16,850,601

CASH AND OTHER ASSETS, LESS LIABILITIES—0.5%		85,373

TOTAL NET ASSETS—100.0%		$16,935,974

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2009, based on the inputs used to value them.

Valuation Description	Investments in Securities
Level 1—Quoted Prices	$2,907,570
Level 2—Other Significant Observable Inputs	13,943,031
Level 3—Significant Unobservable Inputs	—

Total	$16,850,601

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*	Non-income producing security.

z	Fair valued by Harbor Funds’ Valuation Committee.

The accompanying notes are an integral part of the financial statements.

9

Harbor International Growth Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Marsico Capital

Management, LLC

1200 17th Street

Suite 1600

Denver, CO 80202

PORTFOLIO MANAGER

James Gendelman

Since 2004

Marsico has subadvised the Fund since March 1, 2004.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Foreign companies selected for long-term growth potential.

James Gendelman

Management’s Discussion of

Fund Performance

MARKET REVIEW

The six months ended April 30, 2009, proved to be a tumultuous time for equities. Equities were generally weak during the early portion of the fiscal half-year as stocks faced a gauntlet of challenges, including swooning world-wide economic growth, the absence of a clear-cut and sweeping solution for banking system problems, dysfunctional credit markets, housing industry woes, rising unemployment, and ebbing manufacturing activity. Equity performance improved during March and April of 2009, as international stocks benefited from improving economic prospects, rising hope that fiscal and monetary stimulus measures were starting to gain traction, and a sense that valuations had become overly depressed.

Developed markets, as measured by the MSCI EAFE Index, posted a six-month return of -2.64% (all returns cited are in U.S. dollar terms). The MSCI Emerging Markets Index rose 17.38% as signs increased that many developing market economies appeared to be finding a bottom and/or shifting to recovery mode.

International value equities outperformed international growth. The MSCI EAFE Growth Index posted a return of -5.22%, while the MSCI EAFE Value Index was essentially flat with a return of 0.01%.

The materials sector was the strongest-performing area of the MSCI EAFE Growth Index with a return of 11%. The telecommunication services and industrials sectors rose 5% and 4%, respectively. The weakest-performing sector of the index was health care, which dropped -13%. Consumer staples, energy, consumer discretionary, and financials each posted losses between -7% and -9%, while information technology dipped -1%.

PERFORMANCE

Harbor International Growth Fund outperformed its benchmark index for the fiscal half-year. The Harbor International Growth Fund returned 3.65% (Institutional Class), 3.55% (Administrative Class), and 3.40% (Investor Class), while the MSCI EAFE Growth Index had a total return of -5.22%.

Several primary factors led to the Fund’s outperformance. Stock selection in the health care, industrials, and energy sectors was strong. The Fund’s health care positions were led by Swiss biotechnology company Lonza Group AG and Israel-based Teva Pharmaceutical Industries Ltd. In the industrials sector, Denmark-headquartered wind turbine company Vestas Wind Systems A/S posted a return of approximately 63%. Several of the Fund’s energy positions also fared well. Brazil-based Petroleo Brasileiro and Cayman Island-incorporated offshore drilling contractor Transocean Ltd. both posted returns of more than 20%.

The Fund further benefited from stock selection in the information technology and consumer discretionary sectors. Information technology holdings Taiwan Semiconductor Manufacturing Co. Ltd. (up 28%) and electronic technology company Hon Hai Precision Industry Co. Ltd. (up 19%) had positive impacts on the portfolio’s return. The Fund’s consumer discretionary positions posted an aggregate positive return of 6% compared with a -7% return in the index. German auto manufacturer BMW AG rose 36%.

Given the volatility and overall decline in developed market international equity prices, the Fund’s cash allocation had a positive impact on performance as compared to the

10

Harbor International Growth Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Vestas Wind Systems A/S	3.8%

Credit Suisse Group	3.8%

CSL Ltd.	2.9%

Cemex SAB de CV ADR	2.8%

Teva Pharmaceutical Industries Ltd. ADR	2.8%

Petroleo Brasileiro SA ADR	2.7%

Transocean Ltd.	2.7%

Taiwan Semiconductor Manufacturing Co Ltd. ADR	2.7%

Gamesa Corp. Technologica SA	2.7%

Itau Unibanco Banco Multiplo SA	2.6%

fully-invested benchmark index. The Fund had cash and cash equivalent positions of approximately 9%, on average, for the fiscal half-year.

There were several factors that negatively affected the Fund’s investment results as compared with the index. The most significant areas of weakness were stock selection in the telecommunication services and materials sectors. The Fund’s telecommunication services positions had an aggregate loss of -7% compared with a positive return of 5% for the index sector. The Fund’s positions in Canada-based telecommunications and media company Rogers Communications, Inc. and Spain-headquartered Telefonica SA recorded losses of -13% and -6%, respectively. The Fund’s materials positions also had returns that lagged their benchmark peer group. Mexico-headquartered cement and construction materials company Cemex S.A.B. de C.V. was the primary detractor.

Certain individual positions struggled, including financials holdings BNP Paribas S.A. and HSBC Holdings PLC, advertising company JC Decaux S.A., hotel/casino operator Las Vegas Sands Corp., and consumer staples positions Heineken N.V. and Nestle S.A. (HSBC Holdings, Las Vegas Sands, JC Decaux, and Heineken were eliminated from the portfolio prior to the end of the fiscal half-year.)

On average, the Fund had more exposure to the financials sector than the index while it had an underweighted posture in the industrials sector. These positions had negative effects on Fund performance, as financials in the index returned -7%, while the benchmark’s industrials sector posted a positive return of 4%.

OUTLOOK AND STRATEGY

In terms of country allocations, the Fund’s most significant weightings as of April 30, 2009, were Switzerland, the United Kingdom, Japan, and Brazil. The Fund held several positions domiciled in emerging markets, including Brazil, Taiwan, Mexico, Israel, China, and India. Such emerging markets exposure represented approximately 22% of the Fund’s net assets. As mentioned in previous shareholder reports, country-level weightings generally should be considered a by-product of the Fund’s bottom-up stock selection process rather than a major, proactive facet of its investment strategy.

The Fund’s stock selection criteria have continued to emphasize companies with sustainable competitive advantages, market share growth opportunities, volume growth, improved profitability potential, and significant barriers to entry. In addition, balance sheet strength and flexibility is favored in the current environment; in our view, companies that are not dependent on access to the credit markets to fund their operations should be able to differentiate themselves and eventually be awarded higher multiples by investors. As we see further signs of healing in the credit markets and evidence that fiscal and monetary policy stimulus are gaining traction, we may increase the Fund’s positions in companies that might be considered to be more economically-sensitive in nature, i.e., those that we believe should do well in a reflationary environment.

This report contains the current opinions of Marsico Capital Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

11

Harbor International Growth Fund

FUND SUMMARY—April 30, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	017

Cusip	411511801

Ticker	HAIGX

Inception Date	11/01/1993

Net Expense Ratio	0.92%[a]

Total Net Assets (000s)	$1,032,091

ADMINISTRATIVE CLASS

Fund #	217

Cusip	411511637

Ticker	HRIGX

Inception Date	11/01/2002

Net Expense Ratio	1.17%[a]

Total Net Assets (000s)	$1,393

INVESTOR CLASS

Fund #	417

Cusip	411511629

Ticker	HIIGX

Inception Date	11/01/2002

Net Expense Ratio	1.29%[a]

Total Net Assets (000s)	$39,206

a	Annualized

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Countries*	22	23

Weighted Average Market Cap (MM)*	$34,894	$37,532

Price/Earning Ratio (P/E)*	13.6x	14.4x

Price/Book Ratio (P/B)*	1.9x	2.2x

Beta vs. MSCI EAFE Growth Index**	1.17	1.00

Portfolio Turnover Rate—Unannualized (6-Month Period Ended 04/30/2009)	47%	N/A

*	Source: FactSet.

**	Source: ©2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

(Excludes short-term investments)

REGION BREAKDOWN

(Excludes short-term investments)

12

Harbor International Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/1999 through 04/30/2009

The graph compares a $50,000 investment in the Fund with the performance of the MSCI EAFE Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor International Growth Fund
Institutional Class	3.65%	-44.45%	1.17%	-5.53%	11-01-1993	$28,301
Comparative Index
MSCI EAFE Growth	-5.22%	-43.42%	0.16%	-1.75%	—	$41,910

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 04/30/2009

The graph compares a $10,000 investment in the Fund with the performance of the MSCI EAFE Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor International Growth Fund
Administrative Class	3.55%	-44.60%	0.92%	4.10%	11-01-2002	$12,983
Investor Class	3.40%	-44.68%	0.80%	3.97%	11-01-2002	$12,882
Comparative Index
MSCI EAFE Growth	-5.22%	-43.42%	0.16%	4.80%	—	$13,561

As stated in the Fund’s current prospectus, the expense ratio were 0.92% (Institutional Class); 1.16% (Administrative Class); and 1.29% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 60 days.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

13

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—April 30, 2009 (Unaudited)

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 8.0%)

COMMON STOCKS—92.0%

Shares		Value (000s)

AIRLINES–0.5%
738,000	Singapore Airlines Ltd. (SGP)	$5,308

AUTOMOBILES–3.0%
292,934	Bayerische Motoren Werke AG (GER)	10,150
144,765	DaimlerChrysler AG–Registered (GER)	5,190
374,300	Honda Motor Co Ltd. (JP)	10,969
101,334	Hyundai Motor Co. (S. KOR)	5,415

		31,724

BEVERAGES–2.2%
766,265	Anheuser-Busch InBev NV (BEL)	23,457

BIOTECHNOLOGY–3.7%
182,054	Actelion Ltd.—Registered (SWS)*	8,295
1,241,226	CSL Ltd. (AUS)	30,931

		39,226

BUILDING PRODUCTS–0.9%
361,277	Daikin Industries Ltd. (JP)	9,719

CAPITAL MARKETS–3.0%
3,077,000	Daiwa Securities Group Inc. (JP)	16,120
481,954	Julius Baer Holding Ltd. (SWS)	15,810

		31,930

COMMON STOCKS—Continued

Shares		Value (000s)

CHEMICALS–6.8%
276,892	Linde AG (GER)	$22,081
279,372	Lonza Group Ltd.–Registered (SWS)	25,629
297,776	Potash Corporation of Saskatchewan Inc. (CAN)	25,755

		73,465

COMMERCIAL BANKS–12.8%
503,916	Banco Bilbao Vizcaya Argentaria SA (SP)	5,461
201,019	BNP Paribas (FR)	10,582
1,043,681	Credit Suisse Group (SWS)	40,784
407,000	DBS Group Holdings Ltd. (SGP)	2,612
932,379	ICICI Bank Ltd. ADR (IND)[1]	19,235
33,914,800	Industrial & Commercial Bank of China Cl. B (CHN)	19,380
2,056,644	Itau Unibanco Banco Multiplo SA (BR)	28,238
5,179,600	Mizuho Financial Group Inc. (JP)	10,922

		137,214

CONSTRUCTION & ENGINEERING–0.5%
106,139	Hochtief AG (GER)	5,198

CONSTRUCTION MATERIALS–3.5%
4,068,884	Cemex SAB de CV ADR (MEX)[1]	30,435
221,501	CRH (IRL)	5,715
18,563	Holcim Ltd.—Registered (SWS)	942

		37,092

DIVERSIFIED TELECOMMUNICATION SERVICES–2.4%
1,366,405	Telefonica SA (SP)	25,888

ELECTRICAL EQUIPMENT–9.4%
751,590	Abb Ltd. (SWS)	10,640
253,604	Alstom SA (FR)	15,809
1,510,030	Gamesa Corp. Technologica SA (SP)	28,501
628,497	Vestas Wind Systems A/S (DEN)*	40,796
97,813	Vestas Wind Systems A/S-New (DEN)*	5,612

		101,358

ELECTRONIC EQUIPMENT & INSTRUMENTS–2.2%
8,051,300	Hon Hai Precision Industry Co. Ltd. (TWN)	23,244

ENERGY EQUIPMENT & SERVICES–2.7%
424,835	Transocean Ltd. (SWS)	28,668

FOOD & STAPLES RETAILING–1.4%
3,088,087	Tesco plc (UK)	15,301

FOOD PRODUCTS–2.3%
769,789	Nestle SA–Registered (SWS)	25,093

HOTELS, RESTAURANTS & LEISURE–1.0%
266,329	Accor SA (FR)	11,269

HOUSEHOLD DURABLES–1.0%
1,199,513	Gafisa SA (BR)	10,401

HOUSEHOLD PRODUCTS–1.0%
275,260	Reckitt Benckiser plc (UK)	10,805

METALS & MINING–2.9%
904,500	Cia Vale do Rio Doce Sponsored ADR (BR)[1]	14,933
406,852	Rio Tinto plc—Registered (UK)	16,531

		31,464

OIL, GAS & CONSUMABLE FUELS–7.1%
600,213	BG Group plc (UK)	9,584
3,648,562	BP plc (UK)	25,783
10,783,300	CNOOC Ltd. (HK)	12,024
869,127	Petroleo Brasileiro SA ADR (BR)[1]	29,176

		76,567

14

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

PHARMACEUTICALS–2.8%
679,008	Teva Pharmaceutical Industries Ltd. ADR (IL)[1]	$29,802

REAL ESTATE–0.4%
1,674,000	Hang Lung Properties Ltd. (HK)	4,734

REAL ESTATE MANAGEMENT & DEVELOPMENT–3.3%
8,100,000	CapitaLand Ltd. (SGP)	14,942
1,386,000	Cheung Kong Holdings Ltd. (HK)	14,421
500,000	Sumitomo Realty & Development Co. Ltd. (JP)	5,998

		35,361

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.8%
579,716	ASML Holding NV (NET)	12,165
2,702,256	Taiwan Semiconductor Manufacturing Co Ltd. ADR (TWN)[1]	28,563

		40,728

SOFTWARE–2.4%
96,300	Nintendo Co. Ltd. (JP)	25,891

SPECIALTY RETAIL–1.8%
118,397	Hennes & Mauritz AB (SW)	5,271
2,368,500	Esprit Holdings Ltd. (HK)	14,512

		19,783

TEXTILES, APPAREL & LUXURY GOODS–0.5%
307,565	Compagnie Financiere Richemont SA (SWS)	5,506

TRADING COMPANIES & DISTRIBUTORS–1.7%
4,940,000	Marubeni Corp. (JP)	17,958

COMMON STOCKS—Continued

Shares		Value (000s)

WIRELESS TELECOMMUNICATION SERVICES–5.0%
1,092,456	Rogers Communications Inc. (CAN)	$26,842
14,342,188	Vodafone Group plc (UK)	26,361

		53,203

TOTAL COMMON STOCKS (Cost $1,059,011)		987,357

SHORT-TERM INVESTMENTS—7.6%
(Cost $81,498)
Principal Amount (000s)
REPURCHASE AGREEMENTS–7.6%
$81,498	Repurchase Agreement with State Street Corp. dated April 30, 2009 due May 1, 2009 at 0.010% collateralized by Federal National Mortgage Association (market value $81,498)	81,498

TOTAL INVESTMENTS–99.6% (Cost $1,140,509)		1,068,855

CASH AND OTHER ASSETS, LESS LIABILITIES–0.4%		3,835

TOTAL NET ASSETS–100.0%		$1,072,690

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2009, based on the inputs used to value them.

Valuation Description	Investments in Securities
Level 1—Quoted Prices	$292,794
Level 2—Other Significant Observable Inputs	776,061
Level 3—Significant Unobservable Inputs	—

Total	$1,068,855

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

The accompanying notes are an integral part of the financial statements.

15

Harbor Global Value Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Pzena Investment

Management, LLC

120 West 45th Street

20th Floor

New York, NY 10036

PORTFOLIO MANAGERS

Caroline Cai

Since 2009

John Goetz

Since 2006

Michael Peterson

Since 2006

Pzena Investment Management has subadvised the Fund since its inception in 2006.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Companies throughout the world exhibiting strong value characteristics on a relative basis.

Caroline Cai

John Goetz

Michael Peterson

Management’s Discussion of Fund Performance

MARKET REVIEW

The past six months have been a study in contrasts. Recently central bankers and governmental authorities have been prepared to do whatever is necessary to lower risk premiums and stimulate demand in both the developed and emerging markets. Globally we are in the midst of a synchronized economic slowdown. American manufacturing contracted in November at the steepest rate in 26 years, leading Europe and Asia into an industrial slump as the recession that began in the United States spread around the world. This bleak economic performance set the background for equity market declines during the first part of the fiscal half-year. However, equities staged a dramatic recovery in March in the face of continued poor economic data, providing support for our view that valuations should be the key driver for stock returns in the medium term.

In April, U.S. equity markets turned in a second month of strong results, making this March/April, up almost 20%, the strongest two-month period for the Standard & Poor’s 500 Index since January/February of 1975. Not to be outdone, S&P’s global review indicates that all global markets were up in April, with an average two-month gain of 27%. Some positive data seen in March and April have led to speculation that the economy is stabilizing after shrinking in much of the developed world in the first part of the fiscal half-year. In April, manufacturing shrank at the slowest pace in seven months in the U.S. and in eight months in the United Kingdom. U.S. consumer confidence, driven by low mortgage rates, cheap gasoline prices, and a stock rally, rose more than forecast to its highest level since before the credit collapse of last year. Japan saw a rise in exports and Korea an uptick in GDP. While we must acknowledge that despite these positive signs the global economy continues to face a number of headwinds (unemployment, depressed corporate earnings, rising credit costs, etc.), it does appear that the sky is brightening a bit.

PERFORMANCE

In this environment, Harbor Global Value Fund outperformed its benchmark, the MSCI World Index. The Fund returned - 2.71% (Institutional Class), -2.60% (Administrative Class), and -2.84% (Investor Class) for the six months ended April 30, 2009, while the MSCI World Index benchmark returned -5.44%. The relative outperformance was driven by our consumer discretionary holdings, our overweight in technology, and stock selection in energy and consumer staples.

The barrage of poor economic news and the consequent stress on earnings expectations caused valuations of several stocks in economically-sensitive sectors to become attractive, while defensive stocks, particularly in the consumer staples space, became relatively expensive. We took advantage of this disparity in valuations to initiate or add to positions in the technology, industrials, and consumer discretionary sectors while trimming our holdings in consumer staples companies.

Companies that had significant positive impacts on the Fund’s performance included J.C. Penney, Publicis Groupe, and Tokyo Electron. While this has been a difficult time for retailers, J.C. Penney has positioned itself well. After getting stuck with excess inventory in

16

Harbor Global Value Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Tokyo Electron Ltd.	3.5%

UBS AG	3.4%

J.C. Penney Co. Inc.	2.8%

Omnicom Group Inc.	2.8%

Microsoft Corp.	2.7%

Clariant Ltd.—Registered	2.7%

Tyco Electronics Ltd	2.6%

ING Groep NV	2.5%

Finmeccanica SpA	2.4%

HSBC Holdings plc	2.4%

calendar 2008, the company implemented an inventory-reduction plan, which, combined with same-store-sales data coming in strong for the first quarter of 2009, has begun to benefit gross margin. French advertising company Publicis rose after reporting higher-than-expected organic growth. The company has a strong liquidity position and is focused on managing costs in this difficult environment. Tokyo Electron, a leading maker of semiconductor equipment, doubled its operating profit guidance for 2008/2009 too far above the market consensus, as it tallied up cost cuts and a lower tax burden. Investors also focused on some early signs of a possible slowing in the global economic recession.

Companies with the biggest negative impact on performance were Citigroup, Capital One, and Bank of America. Citigroup was down as investors focused on the financial services company’s eroded common equity capital position and the dilution believed necessary to correct it. Based on the current price-to-normal earnings ratio for the 500 largest-capitalization stocks, we believe that Citi’s shares are deeply undervalued; and its risk/reward potential, taking into account today’s price, is decidedly positive, in our view. Capital One Financial (credit cards and financial services) traded down, hitting 10-year lows before rebounding. While the macroeconomic environment poses significant challenges for Capital One, we believe that its low valuation and solid capital and liquidity positions make it an attractive holding. Bank of America detracted from Fund performance, with consumer credit continuing to be shaky and results reflecting further deterioration in the company’s common equity capital position. We continue to believe that Bank of America is a leading bank franchise and, with the dilution priced into the stock, find it to be a good value.

OUTLOOK AND STRATEGY

As we have said many times, valuation does matter. We anticipate that eventually investors will look through the earnings trough in the current cycle to own good businesses that are trading at very attractive valuations. Since the market’s inflection in early March, our portfolio is up over 50%, a fact that once again highlights how difficult it is to time the market—and hence the importance of staying committed to our strategy on a long-term basis. Even after the recent run-up, our portfolio remains extraordinarily cheap on a price-to-normal-earnings basis. So while past may not be prologue, we continue to believe that our current portfolio is extremely attractive and contains significant upside potential.

This report contains the current opinions of Pzena Investment Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

17

Harbor Global Value Fund

FUND SUMMARY—April 30, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	027

Cusip	411511447

Ticker	HAGVX

Inception Date	08/07/2006

Net Expense Ratio	1.00%[a]

Total Net Assets (000s)	$38,946

ADMINISTRATIVE CLASS

Fund #	227

Cusip	411511454

Ticker	HRGVX

Inception Date	08/07/2006

Net Expense Ratio	1.25%[a]

Total Net Assets (000s)	$344

INVESTOR CLASS

Fund #	427

Cusip	411511462

Ticker	HIGVX

Inception Date	08/07/2006

Net Expense Ratio	1.37%[a]

Total Net Assets (000s)	$690

a	Annualized.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Countries*	18	25

Weighted Average Market Cap (MM)*	$24,969x	$50,088

Price/Earning Ratio (P/E)*	14.8x	15.0

Price/Book Ratio (P/B)*	1.1x	2.0

Beta vs. MSCI WORLD Index**	1.28	1.00

Portfolio Turnover Rate—Unannualized (6-Month Period Ended 04/30/2009)	41%	N/A

*	Source: FactSet.

**	Source: ©2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio; individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

(Excludes short-term investments)

REGION BREAKDOWN

(Excludes short-term investments)

18

Harbor Global Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 08/07/2006 through 04/30/2009

The graph compares a $50,000 investment in the Fund with the performance of the MSCI World Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Global Value Fund
Institutional Class	-2.71%	-46.30%	—%	-21.73%	08/07/2006	$25,605
Comparative Index
MSCI World	-5.44%	-39.33%	0.02%	-11.89%	—	$35,381

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 08/07/2006 through 04/30/2009

The graph compares a $10,000 investment in the Fund with the performance of the MSCI World Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Global Value Fund
Administrative Class	-2.60%	-46.34%	—%	-21.87%	08/07/2006	$5,096
Investor Class	-2.84%	-46.52%	—%	-22.02%	08/07/2006	$5,069
Comparative Index
MSCI World	-5.44%	-39.33%	0.02%	-11.89%	—	$7,076

As stated in the Fund’s current prospectus, the expense ratios were 1.00% (Net) and 1.10% (Gross) (Institutional Class); 1.25% (Net) and 1.35% (Gross) (Administrative Class); and 1.37% (Net) and 1.47% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/28/2010. The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 60 days.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

19

Harbor Global Value Fund

PORTFOLIO OF INVESTMENTS—April 30, 2009 (Unaudited)

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 2.1%)

COMMON STOCKS—97.0%

Shares		Value (000s)

AEROSPACE & DEFENSE—7.8%
18,300	Boeing Co. (US)	$733
39,825	European Aeronautic Defense and Space Co. (NET)	575
69,109	Finmeccanica SpA (IT)	974
16,925	Northrop Grumman Corp. (US)	818

		3,100

AUTO COMPONENTS—3.8%
29,300	Aisin Seiki Co. (JP)	602
12,025	Magna International Inc. Cl. A (CAN)	408
71,650	Sumitomo Rubber Industries Inc. (JP)	494

		1,504

CAPITAL MARKETS—3.4%
99,715	UBS AG (SWS)	1,370

CHEMICALS—2.7%
187,975	Clariant Ltd.—Registered (SWS)	1,060

COMMERCIAL BANKS—13.2%
60,421	Credit Agricole SA (FR)	883
59,400	DnB NOR ASA (NOR)	370
132,565	HSBC Holdings plc (UK)	943
21,591	KB Financial Group Inc. (S. KOR)*	669
133,000	Mitsubishi UFJ Financial Group Inc. (JP)	726
88,925	Natixis (FRA)	201
11,780	PNC Financial Services Group Inc. (US)	468
60,175	Popular Inc. (US)	172
561,727	Royal Bank of Scotland Group plc (UK)	343
14,100	Sumitomo Mitsui Financial Group Inc. (JP)	489

		5,264

COMMERCIAL SERVICES & SUPPLIES—1.5%
629,350	Rentokil Initial plc (UK)	607

COMMON STOCKS—Continued

Shares		Value (000s)

COMMUNICATIONS EQUIPMENT—6.0%
323,026	Alcatel-Lucent (FR)	$817
16,338	Alcatel-Lucent ADR (FR)[1]	41
134,975	Motorola Inc. (US)	746
56,875	Nokia OYJ (FIN)	808

		2,412

CONSUMER FINANCE—1.5%
36,575	Capital One Financial Corp. (US)	612

CONTAINERS & PACKAGING—0.8%
92,275	Amcor Ltd. (AUS)	322

DIVERSIFIED FINANCIAL SERVICES—5.1%
71,725	Bank of America Corp. (US)	640
125,865	Citigroup Inc. (US)	384
109,230	ING Groep NV (NET)	996

		2,020

ELECTRIC UTILITIES—2.2%
22,100	Korea Electric Power Corp. (S. KOR)	478
21,650	Public Power Corporation SA (GRC)	417

		895

ELECTRICAL EQUIPMENT—1.3%
2,342,150	Johnson Electric Holdings Ltd. (HK)	507

ELECTRONIC EQUIPMENT & INSTRUMENTS—2.6%
58,750	Tyco Electronics Ltd (BM)	1,025

ENERGY EQUIPMENT & SERVICES—2.3%
67,200	BJ Services Co. (US)	933

HEALTH CARE PROVIDERS & SERVICES—4.7%
8,900	AmerisourceBergen Corp. (US)	299
21,625	Cardinal Health Inc. (US)	731
20,100	WellPoint Inc. (US)*	860

		1,890

HOUSEHOLD DURABLES—2.7%
43,400	Electrolux AB (SW)	489
12,975	Whirlpool Corp. (US)	586

		1,075

HOUSEHOLD PRODUCTS—0.4%
6,125	Henkel AG & Co. Kgaa (GER)	166

INDUSTRIAL CONGLOMERATES—2.2%
48,000	Koninklijke Philips Electronics NV (NET)	866

INSURANCE—4.1%
55,299	Aegon NV (NET)	278
18,200	Allstate Corp. (US)	425
120,875	Aviva plc (UK)	556
7,600	RenaissanceRe Holdings Ltd. (BM)	370

		1,629

LEISURE EQUIPMENT & PRODUCTS—1.3%
34,650	Mattel Inc. (US)	518

MACHINERY—1.1%
30,200	THK Co. Ltd. (JP)	419

MEDIA—5.8%
35,150	Omnicom Group Inc. (US)	1,106
21,750	Publicis Groupe SA (FR)	665
20,700	Vivendi SA (FR)	556

		2,327

20

Harbor Global Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

MULTILINE RETAIL—2.8%
36,425	J.C. Penney Co. Inc. (US)	$1,118

OFFICE ELECTRONICS—1.8%
59,425	Ricoh Co. Ltd. (JP)	735

OIL, GAS & CONSUMABLE FUELS—2.4%
36,100	Gazprom OAO ADR (RUS)[1]	633
17,325	Valero Energy Corp. (US)	344

		977

PERSONAL PRODUCTS—1.0%
17,700	Avon Products, Inc. (US)	403

PHARMACEUTICALS—0.8%
6,375	Johnson & Johnson (US)	334

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.9%
1,250	Samsung Electronics Co. Ltd. (S. KOR)	577
30,600	Tokyo Electron Ltd. (JP)	1,399

		1,976

SOFTWARE—5.0%
53,225	CA Inc. (US)	918
53,725	Microsoft Corp. (US)	1,089

		2,007

SPECIALTY RETAIL—1.6%
20,100	Lowe’s Cos. Inc. (US)	432
7,125	TJX Cos. Inc. (US)	199

		631

TRADING COMPANIES & DISTRIBUTORS—0.2%
4,900	Wolseley plc. (UK)	88

TOTAL COMMON STOCKS (Cost $65,333)		38,790

PREFERRED STOCKS—0.9%
(Cost $330)
Shares		Value (000s)

COMMERCIAL BANKS—0.9%
19,702	Citigroup Inc. (US)	$350

SHORT-TERM INVESTMENTS—1.1%
(Cost $428)
Principal Amount (000s)
REPURCHASE AGREEMENTS—1.1%
$428	Repurchase Agreement with State Street Corp. dated April 30, 2009 due May 1, 2009 at 0.010% collateralized by Federal National Mortgage Association (market value $428)	428

TOTAL INVESTMENTS—99.0% (Cost $66,091)		39,568

CASH AND OTHER ASSETS, LESS LIABILITIES—1.0%		412

TOTAL NET ASSETS—100.0%		$39,980

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2009, based on the inputs used to value them.

Valuation Description	Investments in Securities
Level 1—Quoted Prices	$17,784
Level 2—Other Significant Observable Inputs	21,784
Level 3—Significant Unobservable Inputs	—

Total	$39,568

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

The accompanying notes are an integral part of the financial statements.

21

Harbor Global Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Marsico Capital

Management, LLC

1200 17th Street

Suite 1600

Denver, CO 80202

PORTFOLIO MANAGERS

Corydon J. Gilchrist

Since 2009

Thomas F. Marsico

Since 2009

James Gendelman

Since 2009

Marsico has subadvised the Fund since its inception in 2009.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Companies throughout the world selected for long-term growth potential.

Corydon J. Gilchrist

Thomas F. Marsico

James Gendelman

Management’s Discussion of

Fund Performance

MARKET REVIEW

Harbor Global Growth Fund commenced operations on March 1, 2009. In selecting investments, we use an approach that combines top-down macroeconomic analysis with bottom-up stock selection. The top-down approach may take into consideration a variety of macroeconomic factors such as interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. We may also examine factors such as the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends. As a result of our top-down analysis, we seek to identify sectors, industries, and companies that may benefit from the overall trends we have observed.

We then look for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, we may focus on any of a number of different attributes, including a company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; as well as other indications that a company may be an attractive investment prospect. This process is called bottom-up stock selection.

Global equities, as measured by the MSCI All Country World Index, posted strong gains for the Fund’s inception on March 1, 2009 through April 30, 2009. The index had a return of 21.01%. Global equities benefited from improving economic prospects, rising hope that fiscal and monetary stimulus measures were starting to gain traction, and a sense that valuations had become overly depressed.

Performance strength was widespread. All 10 sectors of the index registered positive returns. Financials comprised the strongest-performing sector, soaring 40%. Health care (up 6%), consumer staples (up 8%), and telecommunication services (up 8%) were the “laggards.” All other sectors posted returns ranging from 15% to 30%.

PERFORMANCE

Harbor Global Growth Fund posted a return of 20.20% (Institutional Class, Administrative Class, and Investor Class) from its inception through April 30, 2009, compared with the 21.01% return registered by its MSCI All Country World Index benchmark.

A leading detractor from the Fund’s performance relative to the benchmark was its cash position. During the two-month period ended April 30, 2009, the Fund had approximately 21% of its nets assets, on average, in cash and cash equivalents. This resulted in a significant opportunity cost, as equities solidly outperformed cash instruments. The Fund’s cash position was reduced to approximately 4% of Fund net assets as of April 30, 2009.

22

Harbor Global Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Vestas Wind Systems A/S	5.2%

JP Morgan Chase & Co.	4.9%

Goldman Sachs Group Inc.	4.7%

Mastercard Inc. (US)	4.6%

Industrial & Commercial Bank of China Cl. B	4.4%

Apple Inc.	4.3%

Monsanto Co.	3.5%

Wells Fargo & Co.	3.3%

Standard Chartered PLC	3.1%

Anheuser-Busch InBev NV	3.0%

Praxair Inc.	3.0%

Stock selection and an overweighted posture to health care hurt Fund performance. Biopharmaceutical companies Genzyme Corp. and Celgene Corp. were among the Fund’s weakest-performing individual positions. As noted earlier, health care was the worst-performing sector of the benchmark index.

The Fund’s largest holding in the materials sector, agricultural company Monsanto Co., posted a return of 5%. While Monsanto’s return was positive, it significantly lagged the benchmark’s materials sector return of 29%.

On average, the Fund had less exposure to the financials sector than the index. Given that the sector rallied 40% in the benchmark index, the Fund would have benefited by having more exposure to financials. Certain financials holdings posted negative returns, including State Street Corp. (-13%) and China Merchants Bank Co. Ltd. H (-8% prior to being sold).

There were several areas of strength for the Fund, including stock selection in the consumer staples sector. In aggregate, the Fund’s consumer staples positions posted a return of 24%, compared with the 8% return of the materials sector in the index. Belgium-based Anheuser-Busch InBev N.V. was a strong-performing holding for the Fund. The Fund also was aided by having an underweighted allocation to the consumer staples sector, as it was among the weaker-performing areas of the benchmark index.

Several of the Fund’s individual positions experienced strong gains, including Denmark-headquartered wind turbine company Vestas Wind Systems A/S. Other leading holdings included financials companies JPMorgan Chase & Co. and Goldman Sachs Group, Inc., computer hardware and software company Apple, Inc., and Brazil-based energy company Petroleo Brasileiro.

OUTLOOK AND STRATEGY

In terms of country allocations, the Fund’s most significant weightings as of April 30, 2009, were the United States, Switzerland and Hong Kong. The Fund held several positions domiciled in emerging markets, including China, Brazil, and India. Such emerging markets exposure represented approximately 12% of the Fund’s net assets. Country-level weightings generally should be considered a residual result of the Fund’s bottom-up stock selection process rather than a major, proactive facet of its investment strategy.

The Fund’s stock selection criteria have continued to emphasize companies that we believe have sustainable competitive advantages, market share growth opportunities, volume growth, improved profitability potential, and significant barriers to entry. In addition, balance sheet strength and flexibility are favored in the current environment; it is our belief that companies not dependent on access to the credit markets to fund their operations should be able to differentiate themselves and eventually be awarded higher multiples by investors. As we see further signs of healing in the credit markets and evidence that fiscal and monetary policy stimulus are gaining traction, we may increase positions in companies that might be considered to be more economically-sensitive in nature, i.e., those that we believe should do well in a reflationary environment.

This report contains the current opinions of Marsico Capital Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

23

Harbor Global Growth Fund

FUND SUMMARY—April 30, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	030

Cusip	411512874

Ticker	HGGAX

Inception Date	03/01/2009

Net Expense Ratio	1.00%[a]

Total Net Assets (000s)	$3,381

ADMINISTRATIVE CLASS

Fund #	230

Cusip	411512866

Ticker	HRGAX

Inception Date	03/01/2009

Net Expense Ratio	1.25%[a]

Total Net Assets (000s)	$180

INVESTOR CLASS

Fund #	430

Cusip	411512858

Ticker	HGGIX

Inception Date	03/01/2009

Net Expense Ratio	1.37%[a]

Total Net Assets (000s)	$206

a	Annualized.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Countries*	13	35	*

Weighted Average Market Cap (MM)*	$45,250	$47,227

Price/Earning Ratio (P/E)*	18.0x	14.8x

Price/Book Ratio (P/B)*	2.6x	2.0x

Portfolio Turnover Rate—Unannualized (2-Month Period Ended 04/30/2009)	23%	N/A

*	Source: FactSet.

**	Source: ©2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

(Excludes short-term investments)

REGION BREAKDOWN

(Excludes short-term investments)

24

Harbor Global Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 03/01/2009 through 04/30/2009

The graph compares a $50,000 investment in the Fund with the performance of the MSCI All Country World Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Global Growth Fund
Institutional Class	—%	—%	—%	20.20%	03/01/2009	$60,100
Comparative Index
MSCI All Country World Index	-3.34%	-39.74%	-0.19%	21.01%	—	$60,505

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 03/01/2009 through 04/30/2009

The graph compares a $10,000 investment in the Fund with the performance of the MSCI All Country World Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Global Growth Fund
Administrative Class	—%	—%	—%	20.20%	03/01/2009	$12,020
Investor Class	—%	—%	—%	20.20%	03/01/2009	$12,020
Comparative Index
MSCI All Country World Index	-3.34%	-39.74%	-0.19%	21.01%	—	$12,101

As stated in the Fund’s current prospectus, the expense ratio were 1.00% (Net) and 3.74% (Gross) (Institutional Class); 1.25% (Net) and 3.99% (Gross) (Administrative Class); and 1.37% (Net) and 4.11% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/28/2010. The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 60 days.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

25

Harbor Global Growth Fund

PORTFOLIO OF INVESTMENTS—April 30, 2009 (Unaudited)

Equity Holdings by Country (% of net assets)

(Excludes net cash of 4.2%)

COMMON STOCKS—95.8%

Shares		Value (000s)

AEROSPACE & DEFENSE—1.4%
708	Precision Castparts Corp. (US)	$53

AUTOMOBILES—2.2%
1,324	Volkswagen AG (GER)	84

BEVERAGES—3.0%
3,648	Anheuser-Busch InBev NV (BEL)	112

BIOTECHNOLOGY—4.4%
1,133	Celgene Corp. (US)*	49
1,563	Genzyme Corp. (US)*	83
759	Gilead Sciences Inc. (US)*	35

		167

CAPITAL MARKETS—6.5%
1,383	Goldman Sachs Group Inc. (US)	178
1,972	State Street Corp. (US)	67

		245

CHEMICALS—8.6%
860	Lonza Group Ltd.–Registered (SWS)	79
1,544	Monsanto Co. (US)	131
1,506	Praxair Inc. (US)	112

		322

COMMERCIAL BANKS—14.0%
3,542	ICICI Bank Ltd. ADR (IND)[1]	73
292,000	Industrial & Commercial Bank of China Cl. B (CHN)	167
3,400	Itau Unibanco Banco Multiplo SA (BR)	47
7,800	Standard Chartered PLC (UK)	117
6,193	Wells Fargo & Co. (US)	124

		528

COMMUNICATIONS EQUIPMENT—1.9%
1,657	Qualcomm Inc. (US)	70

COMPUTERS & PERIPHERALS—4.3%
1,297	Apple Inc. (US)*	163

CONSUMER FINANCE—1.9%
2,824	American Express Co. (US)	71

COMMON STOCKS—Continued

Shares		Value (000s)

DISTRIBUTORS—2.2%
30,000	Li & Fung Ltd. (HK)	$84

DIVERSIFIED FINANCIAL SERVICES—4.9%
5,634	JP Morgan Chase & Co. (US)	186

ELECTRICAL EQUIPMENT—7.6%
5,933	Abb Ltd. (SWS)	84
499	Energy Conversion Devices Inc. (US)*	9
3,000	Vestas Wind Systems A/S (DEN)*	195

		288

ENERGY EQUIPMENT & SERVICES—1.5%
2,435	Pride International Inc. (US)	55

FOOD & STAPLES RETAILING—2.0%
1,565	Costco Wholesale Corp. (US)	76

FOOD PRODUCTS—2.5%
2,892	Nestle SA–Registered (SWS)	94

HOTELS, RESTAURANTS & LEISURE—0.9%
416	Chipotle Mexican Grill Inc. (US)	34

HOUSEHOLD DURABLES—0.5%
1,005	Gafisa SA. (BRA)	17

INDUSTRIAL CONGLOMERATES—0.7%
10,000	Byd Co Ltd. (CHN)	26

INTERNET SOFTWARE & SERVICES—2.6%
247	Google Inc. Cl. A (US)*	98

IT SERVICES—5.7%
953	Mastercard Inc. (US)	175
606	VISA Inc. (US)	39

		214

LEISURE EQUIPMENT & PRODUCTS—0.9%
16,000	Li Ning Co Ltd. (CYM)	33

MARINE—0.6%
289	Kuehne & Nagel International AG–Registered (SWS)	22

METALS & MINING—2.9%
5,346	BHP Billiton (AUS)	111

OIL, GAS & CONSUMABLE FUELS—2.9%
3,251	Petroleo Brasileiro SA ADR (BR)[1]	109

REAL ESTATE—2.9%
39,000	Hang Lung Properties Ltd. (HK)	110

ROAD & RAIL—1.0%
926	Canadian National Railway Co. (CAN)	38

SOFTWARE—1.4%
1,770	Citrix Systems Inc. (US)*	51

SPECIALTY RETAIL—2.4%
3,490	Home Depot Inc. (US)	92

TEXTILES, APPAREL & LUXURY GOODS—0.5%
1,284	Lululemon Athletica Inc. (CAN)*	18

TRANSPORTATION INFRASTRUCTURE—1.0%
16,000	China Merchants Holdings Co. Ltd. (HK)	37

TOTAL COMMON STOCKS (Cost $3,058)		3,608

TOTAL INVESTMENTS—95.8% (Cost $3,058)		3,608

CASH AND OTHER ASSETS, LESS LIABILITIES—4.2%		159

TOTAL NET ASSETS—100.0%		$3,767

26

Harbor Global Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2009, based on the inputs used to value them.

Valuation Description	Investments in Securities
Level 1—Quoted Prices	$2,729
Level 2—Other Significant Observable Inputs	879
Level 3—Significant Unobservable Inputs	—

Total	$3,608

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

The accompanying notes are an integral part of the financial statements.

27

Harbor International & Global Funds

STATEMENT OF ASSETS AND LIABILITIES—April 30, 2009 (Unaudited)

(All amounts in thousands, except per share amounts)

	Harbor International Fund	Harbor International Growth Fund	Harbor Global Value Fund	Harbor Global Growth Fund
ASSETS
Investments, at identified cost*	$17,335,577	$1,140,509	$66,091	$3,058
Investments, at value	$16,850,601	$987,357	$39,140	$3,608
Repurchase agreements	—	81,498	428	—
Cash	3	221	1	156
Foreign currency, at value (cost: $63,671; $1,240; $0; $8)	63,556	1,265	—	8
Receivables for:
Investments sold	118,714	22,978	513	96
Foreign currency spot contracts	207	43	—	—
Capital shares sold	43,340	1,428	7	34
Dividends	85,666	3,532	121	3
Interest	15	—	—	—
Withholding tax receivable	19,977	1,458	7	2
Other assets	—	—	15	31
Prepaid registration fees	142	64	4	—
Prepaid fund insurance	82	4	—	—
Total Assets	17,182,303	1,099,848	40,236	3,938
LIABILITIES
Payables for:
Investments purchased	217,035	25,057	214	138
Foreign currency spot contracts	—	—	—	1
Capital shares reacquired	12,223	903	4	—
Accrued expenses:
Management fees	9,546	624	26	2
12b-1 fees	512	8	—	—
Trustees’ fees and expenses	228	9	1	—
Transfer agent fees	1,310	74	2	—
Other	5,475	483	9	30
Total Liabilities	246,329	27,158	256	171
NET ASSETS	$16,935,974	$1,072,690	$39,980	$3,767
Net Assets Consist of:
Paid-in capital	$20,775,847	$1,974,301	$100,535	$3,153
Undistributed/(over-distributed) net investment income	71,176	4,363	124	8
Accumulated net realized gain/(loss)	(3,427,015)	(834,253)	(34,156)	56
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	(484,034)	(71,721)	(26,523)	550
	$16,935,974	$1,072,690	$39,980	$3,767
NET ASSETS VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$14,309,470	$1,032,091	$38,946	$3,381
Shares of beneficial interest[2]	371,798	122,735	8,477	281
Net asset value per share[1]	$38.49	$8.41	$4.59	$12.02
Administrative Class
Net assets	$586,493	$1,393	$344	$180
Shares of beneficial interest[2]	15,326	166	75	15
Net asset value per share[1]	$38.27	$8.39	$4.61	$12.02
Investor Class
Net assets	$2,040,011	$39,206	$690	$206
Shares of beneficial interest[2]	53,484	4,666	150	17
Net asset value per share[1]	$38.14	$8.40	$4.60	$12.02

*	Including repurchase agreements and short-term investments.

1	Net asset value per share as presented is calculated using whole dollar amounts.

2	Par value $0.01 (unlimited authorizations).

The accompanying notes are an integral part of the financial statements.

28

Harbor International & Global Funds

STATEMENT OF OPERATIONS—Six Months Ended April 30, 2009 (Unaudited)

(All amounts in thousands)

	Harbor International Fund	Harbor International Growth Fund	Harbor Global Value Fund	Harbor Global Growth Fund[1]
Investment Income
Dividends	$261,390	$10,056	$462	$16
Interest	1,174	21	—	—
Foreign taxes withheld	(24,902)	(748)	(18)	(2)
Total Investment Income	237,662	9,329	444	14
Operating Expenses
Management fees	58,189	3,450	157	5
12b-1 fees:
Administrative Class	635	1	1	—
Investor Class	2,317	42	1	—
Shareholder communications	664	312	1	7
Custodian fees	1,705	122	26	4
Transfer agent fees:
Institutional Class	4,670	305	12	1
Administrative Class	174	—	—	—
Investor Class	1,747	32	1	—
Professional fees	353	19	1	—
Trustees’ fees and expenses	152	7	—	—
Registration fees	301	38	17	20
Miscellaneous	165	10	2	1
Total expenses	71,072	4,338	219	38
Transfer agent fees waived	(22)	(1)	—	(1)
Other expenses waived	—	—	(32)	(31)
Custodial expense reductions	(69)	(6)	—	—
Net expenses	70,981	4,331	187	6
Net Investment Income	166,681	4,998	257	8
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	(3,214,315)	(215,043)	(23,711)	60
Foreign currency transactions	5,548	223	34	(4)
Change in net unrealized appreciation/(depreciation) of:
Investments	2,081,655	257,380	21,780	550
Translations of assets and liabilities in foreign currencies	1,777	28	(1)	—
Net gain/(loss) on investment transactions	(1,125,335)	42,588	(1,898)	606
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(958,654)	$47,586	$(1,641)	$614

1	For the period March 1, 2009 (inception) through April 30, 2009.

The accompanying notes are an integral part of the financial statements.

29

Harbor International & Global Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor International Fund		Harbor International Growth Fund
	November 1, 2008 through April 30, 2009	November 1, 2007 through October 31, 2008	November 1, 2008 through April 30, 2009	November 1, 2007 through October 31, 2008
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)
Operations
Net investment income	$166,681	$629,165	$4,998	$13,898
Net realized gain/(loss) on investments	(3,208,767)	(194,096)	(214,820)	(222,029)
Net unrealized appreciation/(depreciation) of investments	2,083,432	(15,369,099)	257,408	(556,748)
Net increase/(decrease) in assets resulting from operations	(958,654)	(14,934,030)	47,586	(764,879)
Distributions to Shareholders
Net investment income:
Institutional Class	(295,461)	(339,918)	(10,999)	(10,822)
Administrative Class	(9,103)	(5,916)	(11)	(3)
Investor Class	(29,577)	(27,109)	(183)	(506)
Net realized gain on investments:
Institutional Class	—	(973,365)	—	—
Administrative Class	—	(19,172)	—	—
Investor Class	—	(96,415)	—	—
Total distributions to shareholders	(334,141)	(1,461,895)	(11,193)	(11,331)
Net Increase/(Decrease) Derived from Capital Share Transactions	(199,287)	6,849,517	186,287	620,183
Net increase/(decrease) in net assets	(1,492,082)	(9,546,408)	222,680	(156,027)
Net Assets
Beginning of period	18,428,056	27,974,464	850,010	1,006,037
End of period*	$16,935,974	$18,428,056	$1,072,690	$850,010
* Includes undistributed/(over-distributed) net investment income of:	$71,176	$238,636	$4,363	$10,558

a	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

30

Harbor Global Value Fund		Harbor Global Growth Fund
November 1, 2008 through April 30, 2009	November 1, 2007 through October 31, 2008	March 1, 2009[a] through April 30, 2009
(Unaudited)		(Unaudited)

$257	$1,881	$8
(23,677)	(9,377)	56
21,779	(46,137)	550
(1,641)	(53,633)	614

(2,915)	(1,194)	—
(40)	(14)	—
(50)	(17)	—

—	(184)	—
—	(3)	—
—	(4)	—
(3,005)	(1,416)	—
(3,235)	(9,822)	3,153
(7,881)	(64,871)	3,767

47,861	112,732	—
$39,980	$47,861	$3,767
$124	$2,872	$8

31

Harbor International & Global Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor International Fund		Harbor International Growth Fund
	November 1, 2008 through April 30, 2009	November 1, 2007 through October 31, 2008	November 1, 2008 through April 30, 2009	November 1, 2007 through October 31, 2008
	(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$2,652,229	$9,295,170	$378,721	$851,782
Net proceeds from redemption fees	1,335	2,563	109	96
Reinvested distributions	232,391	1,117,298	10,336	10,336
Cost of shares reacquired	(3,341,461)	(5,335,157)	(206,930)	(268,624)
Net increase/(decrease) in net assets	$(455,506)	$5,079,874	$182,236	$593,590
Administrative Class
Net proceeds from sale of shares	$175,123	$644,914	$462	$1,987
Net proceeds from redemption fees	49	66	—	—
Reinvested distributions	8,804	24,603	8	3
Cost of shares reacquired	(105,472)	(144,306)	(229)	(232)
Net increase/(decrease) in net assets	$78,504	$525,277	$241	$1,758
Investor Class
Net proceeds from sale of shares	$578,965	$2,486,025	$15,192	$51,545
Net proceeds from redemption fees	178	301	4	6
Reinvested distributions	21,977	106,955	176	490
Cost of shares reacquired	(423,405)	(1,348,915)	(11,562)	(27,206)
Net increase/(decrease) in net assets	$177,715	$1,244,366	$3,810	$24,835
SHARES
Institutional Class
Shares sold	72,338	147,328	50,186	65,817
Shares issued due to reinvestment of distributions	5,951	16,183	1,312	663
Shares reacquired	(94,863)	(91,337)	(27,948)	(22,039)
Net increase/(decrease) in shares outstanding	(16,574)	72,174	23,550	44,441
Beginning of period	388,372	316,198	99,185	54,744
End of period	371,798	388,372	122,735	99,185
Administrative Class
Shares sold	4,843	10,401	58	143
Shares issued due to reinvestment of distributions	227	358	1	—
Shares reacquired	(3,014)	(2,461)	(30)	(21)
Net increase/(decrease) in shares outstanding	2,056	8,298	29	122
Beginning of period	13,270	4,972	137	15
End of period	15,326	13,270	166	137
Investor Class
Shares sold	15,893	39,027	1,992	3,570
Shares issued due to reinvestment distributions	567	1,563	22	32
Shares reacquired	(12,090)	(22,698)	(1,555)	(2,131)
Net increase/(decrease) in shares outstanding	4,370	17,892	459	1,471
Beginning of period	49,114	31,222	4,207	2,736
End of period	53,484	49,114	4,666	4,207

a	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

32

Harbor Global Value Fund		Harbor Global Growth Fund
November 1, 2008 through April 30, 2009	November 1, 2007 through October 31, 2008	March 1, 2009[a] through April 30, 2009
(Unaudited)		(Unaudited)

$6,860	$10,579	$2,828
2	1	—
2,657	1,370	—
(12,820)	(21,042)	—
$(3,301)	$(9,092)	$2,828

$315	$32	$150
—	—	—
38	17	—
(400)	(336)	—
$(47)	$(287)	$150

$351	$461	$175
—	—	—
47	18	—
(285)	(922)	—
$113	$(443)	$175

1,501	1,331	281
607	143	—
(2,691)	(2,257)	—
(583)	(783)	281
9,060	9,843	—
8,477	9,060	281

67	4	15
9	2	—
(106)	(42)	—
(30)	(36)	15
105	141	—
75	105	15

77	52	17
11	2	—
(76)	(107)	—
12	(53)	17
138	191	—
150	138	17

33

Harbor International & Global Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR INTERNATIONAL FUND
	Institutional Class
	6-Month Period Ended April 30, 2009		Year Ended October 31
			2008	2007		2006		2005		2004
	(Unaudited)
Net asset value beginning of period	$40.94		$79.46	$60.14		$47.50		$39.37		$34.55
Income from Investment Operations
Net Investment income	0.40	[a]	1.65 [a]	1.22	[a]	0.86	[a]	0.63	[a]	0.39	[a]
Net realized and unrealized gain/(losses) on investments	(2.07)		(36.09)	21.44		14.03		8.21		5.50
Total from investment operations	(1.67)		(34.44)	22.66		14.89		8.84		5.89
Less Distributions
Dividends from net investment income	(0.78)		(1.06)	(1.46)		(1.03)		(0.56)		(0.51)
Distributions from net realized capital gains[1]	—		(3.02)	(1.88)		(1.22)		(0.15)		(0.56)
Total distributions	(0.78)		(4.08)	(3.34)		(2.25)		(0.71)		(1.07)
Proceeds from redemption fees	—	[f]	— [f]	—	[f]	—	[f]	—	[f]	—	[f]
Net asset value end of period	38.49		40.94	79.46		60.14		47.50		39.37
Net assets end of period (000s)	$14,309,470		$15,901,353	$25,126,599		$15,767,303		$10,265,053		$7,567,123
Ratios and Supplemental Data (%)
Total return	(4.11)%[b,d]		(45.43)%[b]	39.37%[b]		32.46%[b]		22.63%[b]		17.26%[b]
Ratio of total expenses to average net assets[2]	0.83	[c]	0.79	0.82		0.85		0.87		0.87
Ratio of net expenses to average net assets	0.83	[a,c]	0.79 [a]	0.81	[a]	0.85	[a]	0.87	[a]	0.86	[a]
Ratio of net investment income to average net assets	2.11	[a,c]	2.39 [a]	1.63	[a]	1.60	[a]	1.42	[a]	1.25	[a]
Portfolio turnover	16	[d]	17	13		12		13		12

HARBOR INTERNATIONAL GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2009		Year Ended October 31
			2008	2007		2006		2005		2004[e]
	(Unaudited)
Net asset value beginning of period	$8.21		$17.50	$12.62		$9.76		$8.42		$7.92
Income from Investment Operations
Net investment income	0.02	[a]	0.14 [a]	0.18	[a]	0.03	[a]	0.08	[a]	0.04	[a]
Net realized and unrealized gain/(losses) on investments	0.27		(9.24)	4.74		2.86		1.33		0.54
Total from investment operations	0.29		(9.10)	4.92		2.89		1.41		0.58
Less Distributions
Dividends from net investment income	(0.09)		(0.19)	(0.04)		(0.03)		(0.07)		(0.08)
Distributions from net realized capital gains[1]	—		—	—		—		—		—
Total distributions	(0.09)		(0.19)	(0.04)		(0.03)		(0.07)		(0.08)
Proceeds from redemption fees	—	[f]	— [f]	—	[f]	—	[f]	—	[f]	—	[f]
Net asset value end of period	8.41		8.21	17.50		12.62		9.76		8.42
Net assets end of period (000s)	$1,032,091		$814,515	$958,090		$520,470		$153,439		$139,148
Ratios and Supplemental Data (%)
Total return	3.65%[b,d]		(52.51)%[b]	39.05%[b]		29.71%[b]		16.82%[b]		7.32%[b]
Ratio of total expenses to average net assets[2]	0.93	[c]	0.90	0.89		0.98		1.00		0.98
Ratio of net expenses to average net assets	0.92	[a,c]	0.89 [a]	0.88	[a]	0.98	[a]	1.00	[a]	0.93	[a]
Ratio of net investment income to average net assets	1.09	[a,c]	1.39 [a]	1.38	[a]	0.79	[a]	0.87	[a]	0.48	[a]
Portfolio turnover	47	[d]	118	113		100		183		216

See page 37 for notes to the International & Global Funds Financial Highlights.

The accompanying notes are an integral part of the financial statements.

34

Administrative Class											Investor Class
6-Month Period Ended April 30, 2009		Year Ended October 31									6-Month Period Ended April 30, 2009		Year Ended October 31
		2008	2007		2006		2005		2004				2008	2007		2006		2005		2004
(Unaudited)											(Unaudited)
$40.66		$78.99	$59.85		$47.31		$39.25		$34.49		$40.46		$78.63	$59.60		$47.13		$39.12		$34.43

0.33	[a]	1.52 [a]	1.24	[a]	0.79	[a]	0.58	[a]	0.37	[a]	0.30	[a]	1.47 [a]	1.23	[a]	0.83	[a]	0.51	[a]	0.34	[a]
(2.05)		(35.90)	21.13		13.92		8.13		5.41		(2.03)		(35.77)	20.97		13.74		8.08		5.36
(1.72)		(34.38)	22.37		14.71		8.71		5.78		(1.73)		(34.30)	22.20		14.57		8.59		5.70

(0.67)		(0.93)	(1.35)		(0.95)		(0.50)		(0.46)		(0.59)		(0.85)	(1.29)		(0.88)		(0.43)		(0.45)
—		(3.02)	(1.88)		(1.22)		(0.15)		(0.56)		—		(3.02)	(1.88)		(1.22)		(0.15)		(0.56)
(0.67)		(3.95)	(3.23)		(2.17)		(0.65)		(1.02)		(0.59)		(3.87)	(3.17)		(2.10)		(0.58)		(1.01)
—	[f]	— [f]	—	[f]	—	[f]	—	[f]	—	[f]	—	[f]	— [f]	—	[f]	—	[f]	—	[f]	—	[f]
38.27		40.66	78.99		59.85		47.31		39.25		38.14		40.46	78.63		59.60		47.13		39.12
$586,493		$539,533	$392,772		$169,594		$82,247		$27,727		$2,040,011		$1,987,170	$2,455,093		$879,695		$384,703		$185,474

(4.25)%[b,d]		(45.56)%[b]	39.00%[b]		32.16%[b]		22.35%[b]		16.96%[b]		(4.31)%[b,d]		(45.63)%[b]	38.84%[b]		31.94%[b]		22.10%[b]		16.76%[b]
1.08	[c]	1.05	1.07		1.10		1.12		1.12		1.20	[c]	1.17	1.20		1.24		1.30		1.30
1.08	[a,c]	1.04 [a]	1.06	[a]	1.10	[a]	1.12	[a]	1.11	[a]	1.20	[a,c]	1.16 [a]	1.19	[a]	1.24	[a]	1.30	[a]	1.29	[a]
1.94	[a,c]	2.31 [a]	1.40	[a]	1.35	[a]	1.27	[a]	1.11	[a]	1.78	[a,c]	2.10 [a]	1.25	[a]	1.23	[a]	1.02	[a]	0.92	[a]
16	[d]	17	13		12		13		12		16	[d]	17	13		12		13		12

Administrative Class											Investor Class
6-Month Period Ended April 30, 2009		Year Ended October 31									6-Month Period Ended April 30, 2009		Year Ended October 31
		2008	2007		2006		2005		2004[e]				2008	2007		2006		2005		2004[e]
(Unaudited)											(Unaudited)
$8.18		$17.46	$12.60		$9.75		$8.42		$7.92		$8.17		$17.43	$12.58		$9.74		$8.41		$7.92

0.03	[a]	0.10 [a]	0.14	[a]	0.08	[a]	0.07	[a]	0.01	[a]	0.03	[a]	0.13 [a]	0.11	[a]	0.04	[a]	0.05	[a]	0.04	[a]
0.26		(9.21)	4.73		2.78		1.31		0.57		0.25		(9.24)	4.74		2.81		1.32		0.52
0.29		(9.11)	4.87		2.86		1.38		0.58		0.28		(9.11)	4.85		2.85		1.37		0.56

(0.08)		(0.17)	(0.01)		(0.01)		(0.05)		(0.08)		(0.05)		(0.15)	—		(0.01)		(0.04)		(0.07)
—		—	—		—		—		—		—		—	—		—		—		—
(0.08)		(0.17)	(0.01)		(0.01)		(0.05)		(0.08)		(0.05)		(0.15)	—		(0.01)		(0.04)		(0.07)
—	[f]	— [f]	—	[f]	—	[f]	—	[f]	—	[f]	—	[f]	— [f]	—	[f]	—	[f]	—	[f]	—	[f]
8.39		8.18	17.46		12.60		9.75		8.42		8.40		8.17	17.43		12.58		9.74		8.41
$1,393		$1,122	$257		$128		$43		$29		$39,206		$34,373	$47,690		$23,726		$6,772		$3,128

3.55%[b,d]		(52.65)%[b]	38.69%[b]		29.40%[b]		16.46%[b]		7.31%[b]		3.40%[b,d]		(52.67)%[b]	38.55%[b]		29.29%[b]		16.31%[b]		7.04%[b]
1.17	[c]	1.14	1.14		1.23		1.24		1.24		1.29	[c]	1.27	1.26		1.37		1.41		1.43
1.17	[a,c]	1.14 [a]	1.12	[a]	1.23	[a]	1.24	[a]	1.19	[a]	1.29	[a,c]	1.26 [a]	1.25	[a]	1.37	[a]	1.39	[a]	1.39	[a]
0.86	[a,c]	1.02 [a]	1.19	[a]	0.67	[a]	0.57	[a]	0.37	[a]	0.75	[a,c]	1.10 [a]	1.03	[a]	0.56	[a]	0.35	[a]	0.32	[a]
47	[d]	118	113		100		183		216		47	[d]	118	113		100		183		216

35

Harbor International & Global Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR GLOBAL VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2009		Year Ended October 31
			2008	2007		2006[g]
	(Unaudited)
Net asset value beginning of period	$5.15		$11.08	$10.83		$10.00
Income from Investment Operations
Net investment income	0.11	[a]	0.22 [a]	0.18	[a]	0.03	[a]
Net realized and unrealized gain/(losses) on investments	(0.27)		(5.99)	0.13		0.80
Total from investment operations	(0.16)		(5.77)	0.31		0.83
Less Distributions
Dividends from net investment income	(0.40)		(0.14)	(0.04)		—
Distributions from net realized capital gains[1]	—		(0.02)	(0.02)		—
Total distributions	(0.40)		(0.16)	(0.06)		—
Proceeds from redemption fees	—	[f]	— [f]	—	[f]	—	[f]
Net asset value end of period	4.59		5.15	11.08		10.83
Net assets end of period (000s)	$38,946		$46,616	$109,071		$13,011
Ratios and Supplemental Data (%)
Total return	(2.71)%[b,d]		(52.76)%[b]	2.89%[b]		8.30%[b,d]
Ratio of total expenses to average net assets[2]	1.17	[c]	1.08	1.05		3.41	[c]
Ratio of net expenses to average net assets	1.00	[a,c]	1.00 [a]	1.00	[a]	1.00	[a,c]
Ratio of net investment income to average net assets	1.40	[a,c]	2.45 [a]	1.71	[a]	1.53	[a,c]
Portfolio turnover	41	[d]	33	38		5	[d]

HARBOR GLOBAL GROWTH FUND
	Institutional Class		Administrative Class		Investor Class
	2-Month Period Ended April 30, 2009[h]		2-Month Period Ended April 30, 2009[h]		2-Month Period Ended April 30, 2009[h]
	(Unaudited)		(Unaudited)		(Unaudited)
Net asset value beginning of period	$10.00		$10.00		$10.00
Income from Investment Operations
Net investment income	0.03	[a]	0.02	[a]	0.02	[a]
Net realized and unrealized gain on investments	1.99		2.00		2.00
Total from investment operations	2.02		2.02		2.02
Less Distributions
Dividends from net investment income	—		—		—
Distributions from net realized capital gains[1]	—		—		—
Total distributions	—		—		—
Proceeds from redemption fees	—		—		—
Net asset value end of period	12.02		12.02		12.02
Net assets end of period (000s)	$3,381		$180		$206
Ratios and Supplemental Data (%)
Total return	20.20%[b,d]		20.20%[b,d]		20.20%[b,d]
Ratio of total expenses to average net assets[2]	1.51	[c]	4.71	[c]	4.79	[c]
Ratio of net expenses to average net assets	1.00	[a,c]	1.25	[a,c]	1.37	[a,c]
Ratio of net investment income to average net assets	0.33	[a,c]	0.81	[a,c]	0.76	[a,c]
Portfolio turnover	23	[d]	23	[d]	23	[d]

See page 37 for notes to the International & Global Funds Financial Highlights.

The accompanying notes are an integral part of the financial statements.

36

Administrative Class							Investor Class
6-Month Period Ended April 30, 2009		Year Ended October 31					6-Month Period Ended April 30, 2009		Year Ended October 31
		2008	2007		2006[g]				2008	2007		2006[g]
(Unaudited)							(Unaudited)
$5.14		$11.05	$10.83		$10.00		$5.13		$11.04	$10.82		$10.00

0.04	[a]	0.24 [a]	0.18	[a]	0.06	[a]	0.02	[a]	0.23 [a]	0.18	[a]	0.04	[a]
(0.19)		(6.03)	0.09		0.77		(0.18)		(6.02)	0.09		0.78
(0.15)		(5.79)	0.27		0.83		(0.16)		(5.79)	0.27		0.82

(0.38)		(0.10)	(0.03)		—		(0.37)		(0.10)	(0.03)		—
—		(0.02)	(0.02)		—		—		(0.02)	(0.02)		—
(0.38)		(0.12)	(0.05)		—		(0.37)		(0.12)	(0.05)		—
—	[f]	— [f]	—	[f]	—	[f]	—	[f]	— [f]	—	[f]	—	[f]
4.61		5.14	11.05		10.83		4.60		5.13	11.04		10.82
$344		$537	$1,553		$1,118		$690		$708	$2,108		$1,764

(2.60)%[b,d]		(52.90)%[b]	2.56%[b]		8.30%[b,d]		(2.84)%[b,d]		(52.97)%[b]	2.52%[b]		8.20%[b,d]
1.40	[c]	1.33	1.36		3.66	[c]	1.54	[c]	1.45	1.48		3.79	[c]
1.25	[a],c	1.25 [a]	1.25	[a]	1.25	[a,c]	1.37	[a],c	1.37 [a]	1.38	[a]	1.38	[a,c]
0.84	[a],c	2.28 [a]	1.34	[a]	1.81	[a,c]	0.86	[a],c	2.11 [a]	1.24	[a]	1.48	[a,c]
41	[d]	33	38		5	[d]	41	[d]	33	38		5	[d]

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 2 to Financial Statements).

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Annualized.

d	Unannualized.

e	Effective March 1, 2004, Harbor International Growth Fund appointed Marsico Capital Management, LLC as its Subadviser.

f	Less than $0.01

g	For the period August 7, 2006 (inception) through October 31, 2006.

h	For the period March 1, 2009 (inception) through April 30, 2009.

37

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—April 30, 2009 (Unaudited)

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 28 separate portfolios. The portfolios covered by this report include Harbor International Fund, Harbor International Growth Fund, Harbor Global Value Fund and Harbor Global Growth Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively).

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that certain expenses, subject to the approval of the Trust’s Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.

Security Valuation

Equity securities, except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there were no sales on the valuation day, securities traded principally: (i) on a U.S. exchange, including NASDAQ, will be valued at the mean between the closing bid and asked price; (ii) on a foreign exchange, including United Kingdom securities, will be valued at the official bid price determined as of the close of the primary exchange.

Debt securities, other than short-term securities with a remaining maturity of less than 60 days at the time they are acquired, are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair market value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that transaction price. Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost, which approximates fair value.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value, determined by the Trust’s Valuation Committee pursuant to procedures adopted by the Board of Trustees. A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities

38

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means the Fund may value those securities higher or lower than another fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor.

For the Funds which may invest primarily in international equity securities, the fair value pricing procedures recognize that volatility in the U.S. equity markets may cause prices of foreign securities determined at the close of the foreign market or exchange on which the securities are traded to no longer be reliable when the Funds’ net asset values are determined. As a result, many of the international and global Funds’ foreign equity securities may be valued at their fair value in accordance with the fair value pricing procedures on any given day in an accounting period.

Fair Value Measurements

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the Funds’ current fiscal year.

The various inputs that may be used to determine the value of each Fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs are used in situations where quoted prices or observable inputs are not available. Significant unobservable inputs reflect the Funds’ determination of assumptions that market participants might reasonably use in valuing the securities.

For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy and Level 3 reconciliation, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

Futures Contracts

To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. Harbor International Fund and Harbor International Growth Fund are not authorized to enter into futures contracts on currencies or engage in options transactions with respect to futures contracts for speculative purposes. Futures contracts tend to increase or decrease the Fund’s exposure to the underlying instrument or hedge other Fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the contracts’ terms. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. Open futures contracts are valued based on the official daily closing price of futures contracts set by the exchange for the purpose of settling margin accounts, which is referred to as the settlement price.

A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

39

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

There were no open futures contracts held as of April 30, 2009.

Options

Consistent with its investment policies, each Fund may use options contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Harbor International Fund and Harbor International Growth Fund are not authorized to engage in options transactions on currencies for speculative purposes. Call options tend to decrease a Fund’s exposure to the underlying instrument. Put options tend to increase a Fund’s exposure to the underlying instrument.

When a Fund purchases an option, the premium paid by the Fund is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the option’s current market value. Purchased options on futures contracts are valued based on the settlement price for the underlying futures contract. If the purchased option expires, the Fund realizes a loss in the amount of the premium. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

When a Fund writes an option, the premium received by the Fund is presented in the Fund’s Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. Written options on equity securities are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which they are principally traded. Written options on futures contracts are valued based on the settlement price for the underlying futures contract. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option.

The risk in writing a call option is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts’ terms.

There were no outstanding options as of April 30, 2009.

U.S. Government Securities

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed-income securities issued by Fannie Mae and Freddie Mac have more explicit U.S. Government support.

40

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Forward Commitments and When-Issued Securities

Each Fund may purchase securities on a when-issued or purchase or sell securities on a forward commitment basis including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Subadviser deems it appropriate to do so. A Fund may enter into a forward-commitment sale to hedge its portfolio positions or to sell securities it owned under delayed delivery arrangement. Proceeds of such a sale are not received until the contractual settlement date. While such a contract is outstanding, the Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s net asset value starting on the date of the agreement to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.

A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Fund’s custodian or set aside in the Fund’s records, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with the Fund’s custodian or set aside on the Fund’s records while the commitment is outstanding.

There were no forward commitments or when-issued securities outstanding as of April 30, 2009.

Short Sales

Harbor Global Value Fund and Harbor Global Growth Fund may engage in short-selling which obligates the Fund to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest or dividends, and may be required to pay a premium. The Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until the Fund replaces the borrowed security, it will maintain in a segregated account or set aside in the Fund’s records cash or liquid securities sufficient to cover its short position. Short sales involve the risk of an unlimited increase in the market price of a security.

There were no open securities sold short as of April 30, 2009.

41

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Foreign Forward Currency Contracts

Consistent with its investment policies, each Fund may enter into foreign forward currency contracts to facilitate transactions in foreign securities or as a hedge against either specific transactions or portfolio positions. A foreign forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of the contracts is determined using forward currency exchange rates supplied by a pricing service selected by Harbor Capital Advisers Inc., the Funds’ investment adviser (“Harbor Capital”). The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management of the Fund believes the likelihood of such loss is remote.

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with domestic or foreign banks or with any member firm of the Financial Industry Regulatory Authority, Inc. (“FINRA”), or any affiliate of a member firm which is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the Fund generally and meet any other appropriate counterparty criteria as determined by the Fund’s Subadviser. The minimum credit quality requirements are those applicable to the Fund’s purchase of securities generally such that if the Fund is permitted to only purchase securities which are rated investment grade (or the equivalent if unrated), the Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated). In a repurchase agreement, the Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. The securities will be regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

42

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Investment Income

Dividends declared are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Distribution to Shareholders

Distributions are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust with respect to any two or more Harbor Funds are allocated in proportion to the average net assets or the number of shareholders of each fund, except where allocations of direct expense to each fund can be otherwise fairly made.

Custodian

The Funds have credit balance arrangements with the Custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitutes an expense credit which is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations for the six-month period ended April 30, 2009. If the Funds had not entered into such arrangements, the Funds could have invested a portion of the assets in an income-producing asset.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the fund’s current fiscal year. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. Management has analyzed each Fund’s (except Harbor Global Growth Fund) tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2006-2008), for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in any Fund’s financial statements.

43

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2009 are as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$—	$2,807,143	$—	$2,918,278
Harbor International Growth Fund	—	637,239	—	397,082
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	$—	$14,852	$—	$20,412
Harbor Global Growth Fund	—	3,787	—	785

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the six-month period ended April 30, 2009. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

	Contractual Rate		Voluntary Waiver	Actual Rate
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	0.75	%/0.65%[a]	0.01%[b]	0.69%
Harbor International Growth Fund	0.75		—	0.75
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	0.85%		—%	0.85%
Harbor Global Growth Fund	0.85		—	0.85

a	The contractual rate is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion.

b	The voluntary waiver is 0.01% on assets in excess of $24 billion.

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with each Harbor Global Value Fund and Harbor Global Growth Fund limiting each Fund’s total expenses to 1.00%, 1.25%, and 1.37% for the Institutional Class, Administrative Class and Investor Class, respectively. The contractual expense limitations are effective through February 28, 2010.

Distributor

Harbor Funds Distributors, Inc., a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively, the “12b-1 Plans”), each Fund pays Harbor Funds Distributors compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares and of the Investor Class shares. The 12b-1 Plans compensate Harbor Funds Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for

44

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by Harbor Funds Distributors on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors for the actual expenses Harbor Funds Distributors may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if Harbor Funds Distributors’ actual expenses exceed the fee payable to Harbor Funds Distributors at any given time, the Funds will not be obligated to pay more than that fee. If Harbor Funds Distributors’ expenses are less than the fee it receives, Harbor Funds Distributors will retain the full amount of the fee.

The fees allocated to each Fund’s respective class are shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The shareholder servicing agreement is reviewed and approved annually by the Trustees of the Funds and currently provides for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.09% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.09% of the average daily net assets of all Administrative Class shares.
Investor Class	0.21% of the average daily net assets of all Investor Class shares.

Harbor Services Group, Inc. has voluntarily waived a portion of its transfer agent fees during the six-month period ended April 30, 2009. Fees incurred for these transfer agent services are shown on each Fund’s Statements of Operations.

Shareholders

On April 30, 2009, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

Harbor Capital Advisors, Harbor Funds Distributors, and Harbor Services Group
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	7,445
Harbor International Growth Fund	14,267
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	149,286
Harbor Global Growth Fund	300,154

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for the International and Global Funds totaled $170 for the six-month period ended April 30, 2009.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”) which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust

45

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

(with the exception of the Harbor Money Market Fund). For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the fund(s) selected by the Trustee. The deferred compensation liability is included as a component of “Trustees’ fees and expenses” in the Statement of Assets and Liabilities and fluctuates with changes in the market value of the selected security. The market value adjustment for all International & Global Funds totaled $(11) for the six-month period ended April 30, 2009. The deferred compensation and market-to-market impact will be a liability of the Funds until distributed in accordance with the Plan.

Redemption Fee

A 2% redemption fee is charged on shares of Harbor International Fund, Harbor International Growth Fund, Harbor Global Value Fund and Harbor Global Growth Fund that are redeemed within 60 days from their date of purchase. All redemption fees are recorded by the Funds as paid-in capital. For the six-month period ended April 30, 2009 the redemption fee proceeds are as follows:

Amount
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$1,562
Harbor International Growth Fund	113
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	$2
Harbor Global Growth Fund	—

NOTE 5—TAX INFORMATION

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at April 30, 2009 are as follows:

	Identified Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
		Appreciation	(Depreciation)
INTERNATIONAL EQUITY FUNDS
Harbor International Fund*	$17,335,577	$2,959,615	$(3,444,591)	$(484,976)
Harbor International Growth Fund*	1,140,509	61,270	(132,924)	(71,654)
GLOBAL EQUITY FUNDS
Harbor Global Value Fund*	$66,091	$2,295	$(28,818)	$(26,523)
Harbor Global Growth Fund	3,058	565	(15)	550

*	Capital loss carryforwards are available which may reduce taxable income from future net realized gain on investments.

NOTE 6—NEW ACCOUNTING PRONOUNCEMENTS

FAS 157-4

In April 2009, FASB Staff Position No. FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“Position 157-4”) was issued, and is effective for interim and annual reporting periods ending after June 15, 2009. Position 157-4 amends FASB Statement No. 157 (“FAS 157”), Fair Value Measurements. Position 157-4 provides for additional guidance for estimating fair value and enhanced detail to FAS 157 fair value hierarchy disclosures. Management is evaluating the application of Position 157-4 to the Funds, and believes the impact will be limited to expanded disclosures resulting from the adoption of Position 157-4 on the Funds’ financial statements.

46

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—NEW ACCOUNTING PRONOUNCEMENTS—Continued

FAS 161

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Statement”) was issued, and is effective for fiscal years and interim periods beginning after November 15, 2008. This Statement provides for additional disclosures related to derivative instruments and their impact on fund performance. Management is evaluating the application of the Statement to the Funds, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement on the Funds’ financial statements.

47

Harbor International & Global Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2008 through April 30, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Expenses Paid During Period*	Beginning Account Value (November 1, 2008)	Ending Account Value (April 30, 2009)
Harbor International Fund
Institutional Class	0.83%
Actual		$4.04	$1,000.00	$958.87
Hypothetical (5% return)		4.16	1,000.00	1,020.58
Administrative Class	1.08%
Actual		$5.25	$1,000.00	$957.55
Hypothetical (5% return)		5.41	1,000.00	1,019.31
Investor Class	1.20%
Actual		$5.82	$1,000.00	$956.91
Hypothetical (5% return)		6.01	1,000.00	1,018.70
Harbor International Growth Fund
Institutional Class	0.92%
Actual		$4.64	$1,000.00	$1,036.49
Hypothetical (5% return)		4.61	1,000.00	1,020.12
Administrative Class	1.17%
Actual		$5.90	$1,000.00	$1,035.47
Hypothetical (5% return)		5.86	1,000.00	1,018.85
Investor Class	1.29%
Actual		$6.51	$1,000.00	$1,034.03
Hypothetical (5% return)		6.46	1,000.00	1,018.24

48

Harbor International & Global Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratio	Expenses Paid During Period*	Beginning Account Value (November 1, 2008)	Ending Account Value (April 30, 2009)
Harbor Global Value Fund
Institutional Class	1.00%
Actual		$4.89	$1,000.00	$972.90
Hypothetical (5% return)		5.01	1,000.00	1,019.71
Administrative Class	1.25%
Actual		$6.12	$1,000.00	$974.01
Hypothetical (5% return)		6.26	1,000.00	1,018.44
Investor Class	1.37%
Actual		$6.69	$1,000.00	$971.59
Hypothetical (5% return)		6.85	1,000.00	1,017.83
Harbor Global Growth Fund
Institutional Class	1.00%
Actual[1]		N/A	N/A	N/A
Hypothetical (5% return)[2]		$5.01	$1,000.00	$1,019.71
Administrative Class	1.25%
Actual[1]		N/A	N/A	N/A
Hypothetical (5% return)[2]		$6.26	$1,000.00	$1,018.44
Investor Class	1.37%
Actual[1]		N/A	N/A	N/A
Hypothetical (5% return)[2]		$6.85	$1,000.00	$1,017.83
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
1	Because the fund commenced operations on March 1, 2009, it was not in existence for the full six months to calculate the actual expenses paid.
2	The hypothetical expenses reflect amounts as if the Fund had been in existence for the entire half year.

49

Harbor International & Global Funds

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURES

The Funds each file a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s website at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE INTERNATIONAL & GLOBAL FUNDS (EXCEPT FOR HARBOR GLOBAL GROWTH FUND)

The Investment Company Act of 1940 requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by Harbor Funds’ Board of Trustees, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held on February 8, 9 and 10, 2009 (the “Meeting”), the Trustees considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to each Fund (the “Adviser”), and each Subadvisory Agreement with each Fund’s subadviser (each, a “Subadviser”) with respect to Harbor International Fund, Harbor International Growth Fund and Harbor Global Value Fund. The Trustees also considered and approved at the Meeting a Subadvisory Agreement with Northern Cross, LLC (“Northern Cross LLC”) by which that firm was appointed to serve as a co-subadviser to Harbor International Fund and an amendment to the existing Subadvisory Agreement with Northern Cross Investments Ltd (“Northern Cross Ltd”) to reflect the fact that the latter firm would continue to serve the Harbor International Fund with Northern Cross LLC as co-subadviser with Northern Cross LLC, instead of as sole subadviser.

In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and each Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser and Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the relevant Investment Advisory Agreements and Subadvisory Agreements and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and each Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, also determined that the terms of each Investment Advisory Agreement and each Subadvisory Agreement with respect to Harbor International Fund, Harbor International Growth Fund and Harbor Global Value Fund were fair and reasonable, approved (i) a continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement (ii) the new Subadvisory Agreement with Northern Cross LLC with respect to Harbor International Fund, and (iii) the amended Subadvisory Agreement and Northern Cross Ltd with respect to Harbor International Fund, each as being in the best interests of the relevant Fund and its shareholders.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

50

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors relevant to their determination. They did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the Investment Advisory Agreements were the following:

•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser;

•	the favorable history, reputation, qualification and background of the Adviser, as well as the qualifications of its personnel;

•

the profitability of the Adviser with respect to each Fund, including the effects of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;

•

the fees charged by the Adviser for investment advisory services, including in each case specifically the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the subadviser oversight, administration and “manager of managers” services the Adviser provides;

•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;

•	the fees and expense ratios of each Fund relative to the quality of service provided (or expected to be provided) and the fees and expense ratios of similar investment companies;

•	the investment performance of each Fund in comparison to peer groups and certain relevant securities indices and Harbor Capital’s efforts to address circumstances of underperformance where applicable;

•

the compensation received or to be received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds, and any other benefits that inure to the Adviser and its affiliates as a result of their relationship with the Funds;

•

information received at regular meetings throughout the year related to Fund performance and services rendered by the Adviser, as well as each of the Subadvisers, and research arrangements with brokers who execute transactions on behalf of each representative; and

•

information contained in materials provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting of both a peer group of funds as well as a broader universe of funds compiled by Lipper.

Among the factors considered by the Trustees in approving the Subadvisory Agreements were the following:

•

the nature, extent, and quality of the services provided by each Subadviser (or in the case of Northern Cross LLC, to be provided), including the background, education, expertise and experience of the investment professionals of each Subadviser who provides or would provide investment management services to the Funds;

•	the favorable history, reputation, qualification and background of each Subadviser, as well as the qualifications of their respective personnel;

•	the fees charged by each Subadviser for subadvisory services, which fees are paid by the Adviser, not by the Funds; and

•

information contained in materials provided by the Adviser and compiled by Lipper comparing the investment performance returns of each Subadviser with those of investment companies with similar objectives and strategies managed by other investment advisers, consisting of peer fund groupings compiled by Lipper.

Nature, Scope and Extent of Services

The Trustees separately considered the nature, scope and extent of the services provided by the Adviser and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory

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ADDITIONAL INFORMATION—Continued

Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting such Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel.

The Adviser’s Services. The Board evaluated the nature, scope and extent of the Adviser’s services in light of the Board’s extensive experience with the Adviser, as well as materials provided by the Adviser concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Funds operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors, and selecting subadvisers to manage such funds. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager of managers” for the Funds.

The Subadvisers’ Services. The Trustees’ consideration of the services provided or to be provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including, the nature and extent of research it receives from broker-dealers and other sources. In their deliberations with respect to each Fund, the Trustees considered, where applicable, the history of Harbor Funds’ relationship with each such Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.

The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received a presentation at the Meeting by investment professionals from the Subadvisers for each of Harbor International Fund and Harbor Global Value Fund. The Trustees also received a presentation at the Meeting from Northern Cross LLC, the proposed co-subadviser for Harbor International Fund, which supplemented a presentation made by Northern Cross LLC at a meeting of the Board of Trustees in November of 2008. The Trustees had received a presentation by investment professionals from the Subadviser for Harbor International Growth Fund at a meeting of the Board of Trustees held in May of 2008. The Trustees reviewed information concerning each Subadviser’s historical investment results in managing accounts using similar strategy, including, where applicable, other mutual funds using a substantially identical strategy.

Investment Performance, Advisory Fees and Expense Ratios

In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Lipper and Morningstar. The Trustees also received information explaining Lipper’s and Morningstar’s methodology, how information was compiled by Lipper and Morningstar, and what each comparison was intended to demonstrate.

Harbor International Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor International Fund (inception date December 29, 1987), the Trustees noted the Fund’s outperformance relative to its Lipper group and universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2008. The Trustees also considered the longer-term record showing the Fund had outperformed its benchmark, the MSCI EAFE Index, for the one-, three-, five-, ten- and fifteen-year periods ended December 31, 2008. The Morningstar data presented showed the Fund’s three- and five-year returns as of December 31, 2008 ranked in the first quartile. The Fund’s one-year return as of December 31, 2008 ranked in the second quartile.

The Trustees discussed the expertise of Northern Cross Ltd, the Fund’s subadviser, in managing assets, noting that Northern Cross Ltd manages assets only in the international asset class, which constitutes approximately $18.9 billion in assets under management for the firm. The Trustees also discussed the significant experience of Mr. Castegren, the portfolio manager, noting that he is the founding member of the firm, and that the long-term performance generated by the portfolio manager has been outstanding. The Trustees also discussed the expertise of Northern Cross LLC, which was being proposed to be added as co-subadviser to the Fund. The Trustees noted that the four principals of Northern Cross LLC, who would be designated as portfolio managers of the Fund together with Mr. Castegren if Northern Cross LLC were appointed as co-subadviser, had considerable experience with foreign markets. They also considered the proposed respective responsibilities of the two firms and reviewed the terms of a protocol entered into between the two firms

52

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

outlining the manner in which they would interact with each other in their respective co-subadviser roles. It was noted that

Northern Cross LLC manages assets only in the international asset class, with approximately $343 million in assets under management for the firm as of January 31, 2009.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $18.35 billion, showed the Fund’s management fee for each of the Institutional, Administrative and Investor Classes was below the group median. The actual total expense ratio for each of the Institutional and Administrative Classes was below the group and universe median expense ratios. The actual total expense ratio for the Investor Class was below the Lipper universe median expense ratios, but above the group median expense ratio. The Trustees also considered the extent to which Harbor Capital was waiving its fees and/or reimbursing the Fund’s expenses to improve performance for the Fund’s shareholders and acknowledged that the fee waivers and reimbursements could be discontinued at any time. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.

Harbor International Growth Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor International Growth Fund (inception date of November 1, 1993), the Trustees observed that the Fund’s performance was above its Lipper group medians for the three- and four-year periods ended December 31, 2008, but at or below the Lipper group medians for the one-, two- and five-year periods ended December 31, 2008. The Trustees noted that the Fund’s performance was below the Lipper universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2008. The Trustees considered the Fund’s record relative to its benchmark, the MSCI EAFE Growth Index, and noted that it had underperformed its benchmark for the quarter, one-year, three-year, five-year and ten-year periods ended December 31, 2008. The Trustees noted that, according to Morningstar, the Fund was ranked in the third quartile for the one-, three- and five-year return periods ended December 31, 2008.

The Trustees discussed the expertise of Marsico Capital Management, LLC (“Marsico”), the Fund’s subadviser, in managing assets generally and in the international growth asset class specifically, noting that Marsico managed approximately $8.4 billion in this asset class, out of a firm-wide total of approximately $55.6 billion in assets under management. The Trustees also noted the significant experience of the Marsico portfolio manager in this asset class.

The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $850 million, showed the Fund’s management fee was below the group median for each of the Institutional, Administrative and Investor Classes. The actual total expense ratio for each of the Fund’s share classes, after giving effect to expense waivers and reimbursements, was below the group and universe median expense ratios. The Trustees also considered the extent to which Harbor Capital was waiving its fees and/or reimbursing the Fund’s expenses to improve performance for the Fund’s shareholders and acknowledged that the fee waivers and reimbursements could be discontinued at any time. They noted that the Adviser’s profitability in managing the Fund was not excessive.

Harbor Global Value Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for Harbor Global Value Fund (inception date August 7, 2006), the Trustees noted the Fund’s underperformance in relation to its Lipper group and universe medians for the one- and two-year periods ended December 31, 2008. The Trustees also considered the record showing that the Fund had underperformed its benchmark, the MSCI World Index, for the quarter and one-year periods ended December 31, 2008. The Morningstar data presented showed that the Fund’s one-year return ranked in the fourth quartile for the period ended December 31, 2008. The Trustees noted that while the Fund’s performance had lagged its benchmark, the time period since the Fund’s inception was short, which made it difficult to draw any meaningful conclusions. It also was noted that the subadviser’s deep value style contributed to the Fund’s underperformance during what has been a particularly challenging market environment.

The Trustees discussed the expertise of Pzena Investment Management, LLC (“Pzena”), the Fund’s subadviser, in managing assets generally and in the global value asset class specifically, noting that Pzena manages assets in the global asset class that constitute approximately $1.9 billion of the $10.7 billion in total assets under management for the firm. The Trustees also discussed the significant experience of the Pzena portfolio managers.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $50 million, showed the management fee was below the group median for each of the Institutional, Administrative and Investor Classes. The actual total expense ratio of each of the Fund’s share classes, after giving effect to expense waivers and reimbursements, was below the Lipper group and universe median expense ratios. The Trustees also considered the extent to which Harbor Capital was waiving its fees or the Fund’s expenses to improve performance for the

53

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

Fund’s shareholders and acknowledged that the waiver is a contractual expense limitation in effect until February 28, 2010. The Trustees noted that Harbor Capital’s profitability in operating this Fund was not excessive.

*  *  *

The Trustees also separately considered the allocation between the Adviser and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.

Profitability

The Trustees also considered the Adviser’s profitability in managing each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees acknowledged that a reasonable level of profitability was important to provide suitable incentives to the Adviser to continue to attract and maintain high quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that each provided to Harbor Funds, and other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds. The Trustees noted that with respect to Harbor Global Value Fund, the Adviser contractually waived a portion of its advisory fee while paying Pzena its fee. The Trustees determined that the Adviser’s profitability in managing each other Fund was not excessive.

Economies of Scale

The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive. They concluded that the existing Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT OF HARBOR GLOBAL GROWTH FUND

The Investment Company Act requires that the Investment Advisory and Subadvisory Agreement of each fund of the Trust be approved initially, and following an initial two-year term, at least annually, by the Trust’s Board of Trustees, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held November 16-17, 2008, the Board, including the Independent Trustees voting separately, considered and approved an Investment Advisory Agreement with Harbor Capital Advisors, Inc., the investment adviser to the Trust (“Harbor Capital” or the “Adviser”), and a Subadvisory Agreement with Marsico Capital Management, LLC (“Marsico” or the “Subadviser”) on behalf of the Harbor Global Growth Fund (the “Fund”), a newly formed series of the Trust.

In evaluating the Investment Advisory Agreement and the Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and the Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser and Subadviser resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the Investment Advisory Agreement and Subadvisory Agreement, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to the services to be rendered by the Adviser and Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior

54

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each fund, (ii) monitor and oversee the performance and investment capabilities of each subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, also determined that the terms of the Investment Advisory Agreement and the Subadvisory Agreement were fair and reasonable and approved the Investment Advisory Agreement and the Subadvisory Agreement initial two year term as being in the best interests of the Fund and its future shareholders.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

In considering the Fund’s proposed Investment Advisory and Subadvisory Agreements, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the new Investment Advisory and Subadvisory Agreements were the following:

•

the nature, extent, and quality of the services expected to be provided by Harbor Capital and Marsico, including the background, education, expertise and experience of the investment professionals of Harbor Capital and Marsico to provide services to the Fund;

•	the favorable history, reputation, qualification and background of Harbor Capital and Marsico, which is the subadviser to another Harbor Fund;

•

the fees proposed to be charged by Harbor Capital and Marsico for investment advisory and subadvisory services, respectively, including, the portion of the fee to be retained by Harbor Capital, after payment of the Marsico’s fee, for the subadviser oversight, administration and manager of managers services Harbor Capital would provide;

•	the proposed fee and expense ratio of the Fund relative to the fees and expense ratios of similar investment companies;

•	the investment performance of Marsico in managing other accounts in a style similar to the style to be utilized in managing the Fund relative to the performance of a benchmark index;

•	information received at regular meetings throughout the year related to services rendered by Harbor Capital, as well as Marsico to other funds of the Trust;

•

the compensation to be received by Harbor Services Group, the Funds’ transfer agent, and Harbor Funds Distributors, the Funds’ principal underwriter, in consideration of the services each will provide to the Fund, and any other benefits that inure to Harbor Capital and its affiliates as a result of their relationship with the Fund;

•	information received at regular meetings throughout the year related to Harbor Capital’s profitability;

•

the expected profitability (or lack thereof) of Harbor Capital with respect to the Fund, including the effect of revenues of Harbor Services Group and Harbor Funds Distributors on such profitability; and

•

the extent to which economies of scale might be realized as the Fund grows, and the extent to which the Fund’s proposed advisory fee level reflects any economies of scale for the benefit of fund investors.

Nature, Scope and Extent of Services

In discussing the nature and quality of the services to be provided by Harbor Capital, the reasonableness of the overall compensation provided under the proposed advisory agreement and other considerations, the Trustees considered Harbor Capital’s ability, consistent with the manager of managers structure of the Trust, to identify and recommend to the Trustees

55

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

quality subadvisers for the various series of the Trust, to monitor and oversee the performance and investment capabilities of each subadviser, and to recommend the replacement of a subadviser where appropriate. The Trustees specifically considered Harbor Capital’s history as a manager of managers, including its history of replacing subadvisers for particular funds of the Trust in circumstances in which the Board and Harbor Capital had determined that a change in subadviser was in the best interests of a fund and its shareholders, whether as a result of (i) long-term underperformance not explained by market conditions or market cycles relative to the subadviser’s investment style, (ii) prolonged style inconsistency, (iii) material adverse changes in management or personnel, or (iv) other factors, such as if Harbor Capital were to identify another subadviser believed to better serve the shareholders than the existing subadviser.

The Board evaluated the nature, scope and extent of Harbor Capital’s proposed services in light of the Board’s actual experience with Harbor Capital, as well as materials provided by the Adviser concerning the financial and other resources devoted by Harbor Capital to the Trust generally, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to the Trust’s operations. The Trustees noted that Harbor Capital had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors and selecting quality subadvisers to manage such funds. The Trustees determined that Harbor Capital has the expertise and resources to identify, select, oversee and monitor subadvisers and to operate effectively as the manager of managers for the Fund.

In discussing the nature and quality of the services to be provided by Marsico, the Trustees considered Marsico’s expertise and the favorable record Marsico enjoyed in various asset classes. The Trustees also noted the significant experience of the proposed Marsico portfolio manager of the Fund in this asset class. In considering Marsico’s performance in another mutual fund using the same strategy, they noted that Marsico’s record in the strategy was favorable to its index.

Investment Performance, Advisory Fees and Expense Ratios

The Trustees observed that the data available concerning comparative fees and expense ratios showed that the Fund’s proposed contractual management fee was slightly above the 50th percentile for management fees of all funds in Morningstar’s world stock category, but below the 75th percentile. It was noted that the net expense ratio of the Fund’s Institutional Class would be below the 50th percentile for expense ratios of all funds in Morningstar’s world stock category.

The Trustees also reviewed and determined to be reasonable, in relation to the services to be provided by each party, the split between the advisory fee paid to Harbor Capital and the subadvisory fee paid to Marsico and specifically the net advisory fee retained by Harbor Capital. It was further noted that the gross and net Institutional Class expense ratios were reasonable and generally favorable to peer funds deemed appropriate based on the data presented at the meeting. The

Trustees observed that the incremental expenses of the Investor and Administrative Classes relative to the Institutional Class data they considered would be comprised solely of Rule 12b-1 or transfer agent service fees, which the Board had reviewed separately on other occasions.

Profitability

The Trustees noted that Harbor Capital expected to operate the Fund initially at a loss (and had agreed to reduce or waive a portion of its advisory fee and or absorb fund expenses while paying Marsico its fee and/or pay or reimburse fund expenses).

Economies of Scale

The Trustees noted that breakpoints in the Fund’s advisory fee were not necessary at the present time in light of, among other things, Harbor Capital’s forward looking approach to setting the contractual flat fee, its absorbing considerable fund expenses during the initial period of the Fund’s operations while paying Marsico its full subadviser’s fee and the uncertainty surrounding the aspects of the Fund’s future asset growth. It was agreed, however, that the Board would consider the issue of breakpoints in the Fund’s fee schedule at least annually as part of its annual investment contract review process for all of the Funds.

56

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of June 2009)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. Except as noted, the address of each Trustee and Officer is 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES
Raymond J. Ball (64) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 2006	Sidney Davidson Professor of Accounting, Graduate School of Business, University of Chicago (2000-Present); Advisor, Sensory Networks (computer security firm) (2001-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); and Professor, European Institute of Advanced Studies in Management (1998-Present).	28	None

Howard P. Colhoun (73) Trustee 14114 Mantua Mill Road Glyndon, MD 21071	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	28	None

John P. Gould (70) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-Present); Director of Unext.com (Internet based education company) (1999-2006); and Principal and Executive Vice President of Lexecon Inc. (economics consulting firm) (1994-2004).	28	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Rodger F. Smith (68) Trustee 6 High Ridge Park Stamford, CT 06905	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); Director of Arlington Capital Management (CI) Limited (investment advisory firm) (1992-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	28	None
INTERESTED TRUSTEE
David G. Van Hooser (62)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director, Harbor Services Group, Inc. (2000-Present).	28	None

57

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS**
Charles F. McCain (39) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (law firm) (1996-2004).

Anmarie S. Kolinski (37) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (since 2007), Vice President – Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (since 2007), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (34) Vice President and Secretary	Since 2007	Senior Vice President and Associate General Counsel (2007-Present), Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), Corporate Secretary (2006-2007) and Compliance Officer (2003-2004), Ariel Investments, LLC; and Vice President and Secretary (2003-2007), Ariel Investment Trust (mutual funds).

Brian L. Collins (40) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.; and Director, U.S. Investment Management Research (1998-2004), Mercer Investment Consulting, Inc.

Charles P. Ragusa (50) Vice President	Since 2007	Executive Vice President (since 2007), Harbor Capital Advisors, Inc.; President (since 2007), Harbor Services Group, Inc.; Executive Vice President (since 2007), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Jodie L. Crotteau (37) Assistant Secretary	Since 2005	Vice President, Secretary and Compliance Director (2007-Present), Assistant Secretary (2005-2007), Compliance Manager (2005-2006), and Regulatory Compliance Specialist (2004-2005), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-Present), Harbor Services Group, Inc.; and Assistant Secretary (2007-Present), Harbor Funds Distributors, Inc.

Susan A. DeRoche (56) Assistant Secretary 33 Arch Street Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

(This document must be preceded or accompanied by a Prospectus.)

58

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee

John P. Gould

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Jodie L. Crotteau

Assistant Secretary

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive, 34th Floor

Chicago, IL 60606-4302

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive, 34th Floor

Chicago, IL 60606-4302

312-443-4400

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

225 Franklin Street

Boston, MA 02110

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

06/2009/566,500	FD.SAR.IG.0409

Semi-Annual Report

April 30, 2009

Strategic Markets Funds

Harbor Commodity Real Return Strategy Fund

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

The first four months of fiscal 2009 were marked by very difficult equity markets worldwide. Weakening economies, growing unemployment, and continued efforts by governments around the world to stimulate their economies and support financial institutions weakened by the credit crisis created an environment that suggested the equity markets could continue to decline. On March 9, 2009, the domestic equity markets hit lows last experienced in 1997. The financial news seemed to be mostly negative with few positives to suggest a near term market recovery. Just when it seemed that equity markets would continue to decline, they started to recover. In the remaining seven weeks of the fiscal half-year, equity markets rallied sharply, recovering about two-thirds of the declines that had occurred from the start of the fiscal year.

Commodity prices trended downward, as concerns about the strength of economies around the world caused a decline in energy and other commodity prices. As with the equity markets, commodities recovered a portion of their losses in the last two months of the fiscal half-year as investors started to become more hopeful that a deep, worldwide recession could be avoided.

The Wilshire 5000 Index, a broad measure of the U.S. stock market, fell by more than 30% from the start of the fiscal year through early March before recovering in the last seven weeks of the fiscal first-half to finish down by -6.97% for the six months ended April 30, 2009. Mid capitalization stocks beat their large cap and small cap counterparts, and growth-oriented stocks substantially outperformed value stocks.

Stock markets outside the U.S. followed the same general pattern as the domestic stock market. The MSCI EAFE Index of stocks in developed international markets was down by more than 25% through early March and then began to recover, ending the fiscal half-year with a return of -2.64% in U.S. dollars. In contrast to the domestic equity markets, the MSCI EAFE value stocks outperformed growth stocks. Emerging markets, which in the prior year had been one of the hardest hit segments of the global equity universe, mounted a strong recovery, with the MSCI Emerging Markets Index up 17.38%.

The fixed income markets had a solid fiscal half year. As credit markets slowly began to show signs of improving, yield spreads narrowed as fixed income investors began to express at least some modest willingness to accept risk. The high-yield bond market, down by more than 25% in the fiscal year ended October 31, 2008, was the best overall performing asset class in the fiscal first half, with a return of more than 15%. The broad investment grade taxable bond market was up over 7%. The Federal Reserve reduced its target for the short term federal funds rate to an all time low of 0 to 0.25%. As a result of the actions of the Federal Reserve and increased investor demand for safer, short term investments, money market yields continued to decline.

	RETURNS FOR PERIODS ENDED APRIL 30, 2009
	Unannualized		Annualized
Strategic Markets	6 Months	1 Year	5 Years	10 Years	30 Years
Dow Jones-UBS Commodity Index Total ReturnSM	-16.13%	-46.50%	-2.76%	6.02%	N/A
Domestic Equities
Wilshire 5000 (entire U.S. stock market)	-6.97	-34.37	-1.86	-1.51	10.54%
S&P 500 (large cap stocks)	-8.53	-35.31	-2.70	-2.48	10.63
Russell Midcap® (mid cap stocks)	-1.64	-36.03	0.01	3.00	12.13
Russell 2000® (small cap stocks)	-8.40	-30.74	-1.45	2.53	10.07
Russell 3000® Growth	-1.68	-31.46	-2.32	-4.15	9.41
Russell 3000® Value	-13.21	-38.61	-2.42	-0.08	11.23
International & Global
MSCI EAFE (foreign stocks)	-2.64	-42.76	0.66	-0.03	8.72
MSCI World (global stocks)	-5.44	-39.33	-1.02	-1.57	8.88
Fixed Income
Merrill Lynch High-Yield Master II (high-yield bonds)	15.20	-14.69	2.01	3.28	N/A
Barclays Capital Aggregate (domestic bonds)	7.74	3.84	4.78	5.71	8.59
Merrill Lynch 3-Month U.S. T-Bill (proxy for money market returns)	0.18	1.13	3.20	3.31	6.27

1

Harbor Commodity Real Return Strategy Fund

In a difficult market for commodities, the Harbor Commodity Real Return Strategy Fund returned –7.39% (Institutional Class) but outperformed its benchmark, the Dow Jones UBS Commodity Index Total ReturnTM by 874 basis points, or 8.74 percentage points.

As always, we encourage investors to maintain a long-term focus in evaluating their portfolios. Comments by the portfolio manager of the Harbor Commodity Real Return Strategy Fund can be found beginning on page 3.

Investment Strategies

The fiscal first half had a significant decline in equity markets followed by a sharp, partial recovery. The sharp recovery started when few prognosticators were projecting a near term recovery, a reminder of the uncertainty of markets and the difficulty of projecting what markets will do next.

The significant declines from the October 2007 broad equity market highs have caused some investors to reevaluate their overall asset allocations. Such reevaluations are healthy. We encourage all investors to hold a diversified portfolio of equity, fixed income, and money market funds. The percentages an investor holds of equity, fixed income, and money market funds in their asset allocation should be consistent with each investor’s financial objectives, risk tolerance, and time horizon.

Harbor Funds offers a number of equity, strategic markets and fixed income funds to help investors develop an asset allocation plan to meet their investment goals.

Thank you for your investment in Harbor Funds.

June 16, 2009

David G. Van Hooser

Chairman

2

Harbor Commodity Real Return Strategy Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment Management Company LLC (“PIMCO”)

840 Newport Center Drive

P. O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

Mihir Worah

Since 2008

PIMCO has subadvised the Fund since its inception on

September 2, 2008.

INVESTMENT GOAL

Seeks maximum real return, consistent with prudent investment management.

PRINCIPAL STYLE
CHARACTERISTICS

Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments.

Mihir Worah

Management’s Discussion of

Fund Performance

MARKET REVIEW

Commodity prices fell precipitously and inflation appeared to ebb toward the end of calendar year 2008 and in the first few months of 2009. Global demand plummeted and renewed commitments by OPEC-member countries were not enough to stave off a continued decline in the price of oil, natural gas, and other commodities in the six months ended April 30, 2009. As measured by the Dow Jones-UBS Commodity Index Total ReturnSM, the only period in which commodities have experienced worse returns since 1990 was in the wake of Russia’s default and the ensuing Long-Term Capital Management crisis in 1998 and 1999.

PERFORMANCE

Harbor Commodity Real Return Fund posted a negative return but outperformed its benchmark, the Dow Jones-UBS Commodity Index Total ReturnSM, by a wide margin for the six months ended April 30, 2009. The Fund returned -7.39% (Institutional Class) and -7.46% (Administrative Class), compared with a return of -16.13% by the index.

Among the main contributors to the portfolio’s outperformance relative to its benchmark was an exposure to Treasury Inflation-Protected Securities (TIPS). Toward the end of 2008, inflation-linked bonds sold off as investors sought more-liquid, high-quality assets such as Treasuries. As the rate of inflation implied by TIPS prices fell below 0% far out along the yield curve, we added inflation-linked bonds to the portfolio, seeking to benefit from both technical dislocations in the TIPS market and the Federal Reserve’s plan to re-inflate the economy. TIPS significantly outperformed Treasuries to start the New Year. Curve-steepening strategies in the U.S. and the eurozone also added value. Fund returns benefited substantially at the start of calendar 2009 as concerns about supply and long-term inflation pushed long yields higher while global LIBOR rates fell to record lows.

Exposure to U.S. government agency mortgage-backed securities also contributed to Fund performance relative to the benchmark. Agency mortgage-backed securities have outperformed nearly all other sectors of the fixed income universe since the Federal Reserve began its purchase program a few months ago. We had positioned the portfolio with exposure to agency mortgages prior to the federal government’s decision in September 2008 to take Fannie Mae and Freddie Mac into conservatorship. We have retained that exposure given our focus on high-quality assets. During the six months ended April 30, 2009, the portfolio had less than 100% exposure to the basket of commodities represented by the Dow Jones AIG Commodity Total Return Index. As commodity prices plummeted amid concerns of a prolonged economic slump and continued global deleveraging, this benefited the Fund’s performance to a significant extent.

OUTLOOK AND STRATEGY

We expect the severe global recession to continue throughout 2009 despite the fiscal and monetary stimulus measures being applied by policymakers. We believe the recession will produce disinflation and could result in deflation in some economies for a time. While China will suffer less than developed economies, it will not, in our view, be able to decouple from the rest of the world. It is unclear how much traction global policy initiatives will gain by 2010, but when recovery comes we think it is unlikely to be very robust. Interest rates are likely to remain low worldwide, with 10-year U.S. Treasury yields ranging from 2% to 3% over the next year.

3

Harbor Commodity Real Return Strategy Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
U.S. Treasury Notes (2.500% - 07/15/2016)	15.5%

U.S. Treasury Notes (1.875% - 07/15/2013)	13.7%

U.S. Treasury Notes (2.000% - 01/15/2014)	13.6%

U.S. Treasury Notes (3.500% - 01/15/2011)	12.2%

U.S. Treasury Notes (1.875% - 07/15/2015)	9.6%

Federal National Mortgage Association (5.500% - 07/01/2037)	9.5%

U.S. Treasury Bonds (2.000% - 07/15/2014)	7.8%

Federal National Mortgage Association (6.000% - 09/01/2038)	5.9%

U.S. Treasury Notes (3.000% - 07/15/2012)	5.7%

U.S. Treasury Notes (2.375% - 01/15/2017)	3.5%

With respect to strategy we will likely continue to focus on high-quality assets with attractive yield premiums but look for opportunities to trim exposure. We remain cautious on riskier sectors amid policy uncertainty. We plan to remain overweight in TIPS with an emphasis on intermediate maturities as long-dated issues have become more richly valued while short-dated issues remain prone to weakness from potential bouts of disinflation. We plan to continue nominal yield curve steepening strategies in the U.S., Europe, and the United Kingdom, as we believe that easy monetary policy makes it unlikely that short rates will rise relative to long rates soon. We will likely favor nominal duration over real duration in the U.K. and eurozone, where inflation expectations seem likely to fall, in our view. We plan to maintain exposure to inflation-linked bonds in Japan, as the current level of relatively high real yields does not reflect our expectations of continued slow growth. We should retain an emphasis on high-quality agency mortgage-backed securities, which offer yields well above TIPS but with similar credit quality in light of expected government support.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in commodity-linked instruments, which may be significantly more volatile than other securities. The use of derivative instruments may add additional risk. It also invests in fixed income securities, which fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers, making it more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified portfolio. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. The Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes and through investments in the Harbor Cayman Commodity Fund Ltd., a wholly-owned subsidiary of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

4

Harbor Commodity Real Return Strategy Fund

FUND SUMMARY—April 30, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	029

Cusip	411511397

Ticker	HACMX

Inception Date	09/02/2008

Net Expense Ratio	0.94%[a]

Total Net Assets (000s)	$20,639

ADMINISTRATIVE CLASS

Fund #	229

Cusip	411511389

Ticker	HCMRX

Inception Date	09/02/2008

Net Expense Ratio	1.19%[a]

Total Net Assets (000s)	$88

FIXED INCOME COLLATERAL ANALYSIS

TOP SECTORS
Government/Agency	94%

Municipal/Other	14%

Mortgage	10%

Non-U.S. Developed	2%

Net Cash Equivalents	-20%

QUALITY
Average Quality	AAA

Average Maturity	5.92 years

Average Duration	4.59 years

COMMODITY INDEX INDUSTRIES

Energy
Crude Oil	15.0%
Natural Gas	7.0%
Unleaded Gas	4.8%
Heating Oil	3.2%
Industrial Metals
Copper	9.8%
Aluminum	6.5%
Zinc	3.4%
Nickel	2.7%
Grains
Soybean	8.0%
Corn	5.5%
Wheat	4.2%

Precious Metals
Gold	8.2%
Silver	3.2%
Softs
Sugar	3.6%
Coffee	3.0%
Cotton	2.5%
Livestock
Live Cattle	4.1%
Lean Hogs	2.4%
Vegetable Oil
Soybean Oil	2.9%

a	Annualized.

5

Harbor Commodity Real Return Strategy Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 09/02/2008 through 04/30/2009

The graph compares a $10,000 investment in the Fund with the performance of the Dow Jones-UBS Commodity Index Total ReturnSM. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Commodity Real Return Strategy Fund
Institutional Class	-7.39%	—%	—%	-41.49%	09/02/2008	$5,851
Comparative Index
Dow Jones-UBS Commodity Index Total ReturnSM	-16.13%	-46.50%	-2.76%	-41.59%	—	$5,841
Administrative Class

CHANGE IN A $10,000 INVESTMENT

For the period 09/02/2008 through 04/30/2009

The graph compares a $10,000 investment in the Fund with the performance of the Dow Jones-UBS Commodity Index Total ReturnSM. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Commodity Real Return Strategy Fund
Administrative Class	-7.46%	—%	—%	-41.54%	09/02/2008	$5,846
Comparative Index
Dow Jones-UBS Commodity Index Total ReturnSM	-16.13%	-46.50%	-2.76%	-41.59%	—	$5,841

As stated in the Fund’s current prospectus, the expense ratios were 0.94% (Net) and 3.33% (Gross) (Institutional Class); and 1.19% (Net) and 3.58% (Gross) (Administrative Class). The net expense ratios are contractually capped until 02-28-2010. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 30 days.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

6

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—April 30, 2009 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash, short-term investments, and derivative positions of -11.1%)

FOREIGN GOVERNMENT OBLIGATIONS–2.2%
(Cost $461)
Principal Amount (000s)		Value (000s)

$309	Network Rail Infrastructure Finance plc 1.750%—11/22/2027	$464	[z]

U.S. GOVERNMENT AGENCIES—15.4%
	Federal National Mortgage Association
1,900	5.500%—07/01/2037[1]	1,971
1,157	6.000%—09/01/2038[1]	1,211

TOTAL U.S. GOVERNMENT AGENCIES (Cost $3,156)		3,182

U.S. GOVERNMENT OBLIGATIONS—93.5%
	U.S. Treasury Bonds
1,577	2.000%—07/15/2014[2]	1,614
107	2.000%—01/15/2026[1,2]	100
113	2.375%—01/15/2025[1,2]	112
296	2.500%—01/15/2029[1,2]	303

		2,129

	U.S. Treasury Notes
295	1.375%—07/15/2018[1,2]	288
500	1.625%—01/15/2015[1,2]	498
4,735	1.875%—07/15/2013-07/15/2015[1,2]	4,817
2,758	2.000%—01/15/2014[1,2]	2,815
593	2.125%—01/15/2019[1,2]	620
684	2.375%—01/15/2017[1,2]	717
3,047	2.500%—07/15/2016[1,2]	3,219
512	2.625%—07/15/2017[1,2]	549
1,123	3.000%—07/15/2012[2]	1,187
2,438	3.500%—01/15/2011[1,2]	2,533

		17,243

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $19,002)		19,372

SHORT-TERM INVESTMENTS—9.2%
Principal Amount (000s)		Value (000s)

REPURCHASE AGREEMENTS—1.9%
$100	Repurchase Agreement with Deutsche Bank dated April 30, 2009 due May 1, 2009 at 0.17% collateralized by U.S Treasury Notes (market value $100)	$100
299	Repurchase Agreement with State Street Corp. dated April 30, 2009 due May 1, 2009 at 0.010% collateralized by Federal National Mortgage Association (market value $299)	299

		399

U.S. GOVERNMENT AGENCIES—4.4%
500	Federal Home Loan Bank 0.010%–05/04/2009-06/08/2009[1]	500
100	0.160%–05/21/2009[1]	100
100	0.380%–05/11/2009[1]	100

		700

	Federal National Mortgage Association
100	0.180%–05/20/2009[1]	100
100	0.250%–06/23/2009[1]	100

		200

		900

U.S. TREASURY BILLS—2.9%
	U.S. Treasury Bills
200	0.010%–05/21/2009[1,2]	200
200	0.070%–05/21/2009[1,2]	200
200	0.114%–05/28/2009[1,2]	200

		600

TOTAL SHORT-TERM INVESTMENTS (Cost $1,899)		1,899

TOTAL INVESTMENTS—120.3% (Cost $24,518)		24,917

CASH AND OTHER ASSETS, LESS LIABILITIES—(20.3)%		(4,190)

TOTAL NET ASSETS—100.0%		$20,727

FOREIGN FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2009

Currency	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Chinese Yuan (Buy)	$20	$20	Sep-2009	$—
Euro Currency (Sell)	11	11	May-2009	—

FUTURES CONTRACTS OPEN AT APRIL 30, 2009

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Eurobor Interest Rate (Buy)	2	€500	Sep-2010	$1

7

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS OPEN AT APRIL 30, 2009

Total Return Swaps Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Pay Index	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Barclays	Dow Jones-UBS Commodity Total Return	Pay	90 Day Treasury Bill + .0021%	5/27/2009	$1,390		$38	[z]
Morgan Stanley	Dow Jones-UBS Commodity Total Return	Pay	90 Day Treasury Bill + .0021%	5/27/2709	110		3
Barclays	Dow Jones-UBS Commodity Total Return	Pay	90 Day Treasury Bill + .0021%	5/27/2009	1,240		36	[z]
Morgan Stanley	Dow Jones-UBS Commodity Total Return	Pay	90 Day Treasury Bill + .0021%	5/27/2009	5,240		147
Barclays	Dow Jones-UBS Commodity Total Return	Pay	90 Day Treasury Bill + .0021%	5/27/2009	1,430		38	[z]
Morgan Stanley	Dow Jones-UBS Commodity Total Return	Pay	90 Day Treasury Bill + .0021%	5/27/2009	4,370		125
Goldman Sachs	Dow Jones-UBS Commodity Total Return	Pay	90 Day Treasury Bill + .0021%	5/27/2009	1,880		54	[z]
Goldman Sachs	Dow Jones-UBS Commodity Total Return	Pay	90 Day Treasury Bill + .0021%	5/27/2009	890		26	[z]
Goldman Sachs	Standard & Poor’s Commodity Total Return	Receive	90 Day Treasury Bill + .0021%	5/27/2009	10		(1)
Morgan Stanley	Dow Jones-UBS Commodity Total Return	Pay	90 Day Treasury Bill + .0021%	5/27/2009	2,650		71
Barclays	Dow Jones-UBS Commodity Total Return	Pay	90 Day Treasury Bill + .0021%	5/27/2009	960		27
Morgan Stanley	Gas Commodity Future	Receive	N/A	5/27/2010	—	[y]	(9)
Morgan Stanley	Heating Oil Commodity Future	Receive	N/A	5/27/2010	42		9
Morgan Stanley	Corn Commodity Future	Receive	N/A	9/26/2010	5		—

Total Return Swaps							$564

WRITTEN OPTIONS OPEN AT APRIL 30, 2009

Description	Number of Shares/Contracts	Strike Price	Expiration Date	Value (000s)
Eurodollar Futures (Put)	(1)	$98.63	May-2009	$—
Eurodollar Futures (Put)	(1)	98.50	Sep-2009	—
Swap Option (Call)	(200,000)	2.35	Jun-2009	—
Swap Option (Put)	(500,000)	3.10	May-2009	(2)
Swap Option (Put)	(200,000)	3.50	Jun-2009	(1)
U.S. Treasury Notes Futures (Call)	(8)	126.00	May-2009	(1)
U.S. Treasury Notes Futures (Call)	(1)	128.00	May-2009	—
U.S. Treasury Notes Futures (Put)	(4)	119.00	May-2009	(1)
U.S. Treasury Notes Futures (Putl)	(5)	122.00	May-2009	(8)

Written options outstanding, at value (premiums received of $16)				$(13)

FAIR VALUE MEASUREMENTS

The following table summarized the Fund’s investments as of April 30, 2009 based on the inputs used to value them.

Valuation Description	Investments in Securities	Investments in Other Financial Instruments#	Total
Level 1–Quoted Prices	$—	$(10)	$(10)
Level 2–Other Significant Observable Inputs	24,453	370	24,823
Level 3–Significant Unobservable Inputs	464	192	656

Total	$24,917	$552	$25,469

The following is a reconciliation of the Fund’s Level 3 investments held during the period ended April 30, 2009.

Valuation Description	Investments in Securities	Investments in Other Financial Instruments#	Total
Beginning Balance at 10/31/2008	$—	$—	$—
Net Purchases/(Sales)	461	—	461
Change in Unrealized Appreciation/(Depreciation)[w]	3	192	195

Ending Balance at 04/30/2009	$464	$192	$656

For more information on valuation inputs and their aggregation into the levels used in the tables above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

#	Other financial instruments may include open future contracts, swap contracts, written options and foreign forward currency contracts.

1	At April 30, 2009, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $21,253 or 103% of net assets.

2	Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

w	The amounts in this category are included in the ‘Realized and Unrealized Gain/(Loss) on Investment Transactions’ Section of the Statement of Operations.

y	Rounds to less than $1,000.

z	Fair valued by Harbor Funds’ Valuation Committee.

The accompanying notes are an integral part of the financial statements.

8

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES—April 30, 2009 (Unaudited)

(All amounts in thousands, except per share amounts)

ASSETS
Investments, at identified cost*	$24,518
Investments, at value	$24,518
Repurchase agreements	399
Cash	182
Foreign currency, at value (cost: $12)	12
Receivables for:
Investments sold	1,181
Capital shares sold	186
Interest	150
Swap agreements, at value (cost: $8)	572
Other assets	44
Total Assets	27,244
LIABILITIES
Payables for:
Due to broker	297
Investments purchased	6,055
Capital shares reacquired	18
Written options, at value (premium received: $16)	13
Accrued expenses:
Management fees	13
Transfer agent fees	1
Other	120
Total Liabilities	6,517
NET ASSETS	$20,727
Net Assets Consist of:
Paid-in capital	$20,553
Undistributed/(over-distributed) net investment income	8
Accumulated net realized gain/(loss)	(795)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	960
Unrealized appreciation/(depreciation) of futures and forward contracts	1
$20,727
NET ASSETS VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$20,639
Shares of beneficial interest[2]	3,544
Net asset value per share[1]	$5.82
Administrative Class
Net assets	$88
Shares of beneficial interest[2]	15
Net asset value per share[1]	$5.81

*	Including repurchase agreements and short-term investments.

1	Net asset value per share as presented is calculated using whole dollar amounts.

2	Par value $0.01 (unlimited authorizations).

The accompanying notes are an integral part of the financial statements.

9

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED STATEMENT OF OPERATIONS—Six Months Ended April 30, 2009 (Unaudited)

(All amounts in thousands)

Investment Income
Interest	$47
Total Investment Income	47
Operating Expenses
Management fees	35
12b-1 fees:
Administrative Class	—
Custodian fees	63
Transfer agent fees:
Institutional Class	3
Administrative Class	—
Professional fees	1
Trustees’ fees and expenses	—
Registration fees	15
Miscellaneous	2
Total expenses	119
Expenses waived	(81)
Net expenses	38
Net Investment Income	9
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	50
Foreign currency transactions	—
Swap agreements	(697)
Futures contracts	36
Written options	2
Change in net unrealized appreciation/(depreciation) of:
Investments	527
Swap agreements	619
Futures contracts	(16)
Forwards	1
Translations of assets and liabilities in foreign currencies	(5)
Net gain/(loss) on investment transactions	517
Net Increase/(Decrease) in Net Assets Resulting from Operations	$526

The accompanying notes are an integral part of the financial statements.

10

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	November 1, 2008 through April 30, 2009	September 2, 2008[a] through October 31, 2008
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)
Operations
Net investment income	$9	$6
Net realized gain/(loss) on investments	(609)	(1,039)
Net unrealized appreciation/(depreciation) of investments	1,126	(165)
Net increase/(decrease) in assets resulting from operations	526	(1,198)
Distributions to Shareholders
Net investment income:
Institutional Class	(15)	(8)
Administrative Class	—	—
Total distributions to shareholders	(15)	(8)
Net Increase/(Decrease) Derived from Capital Share Transactions	18,074	3,348
Net increase/(decrease) in net assets	18,585	2,142
Net Assets
Beginning of period	2,142	—
End of period*	$20,727	$2,142
* Includes undistributed/(over-distributed) net investment income of :	$8	$14

a	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

11

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	November 1, 2008 through April 30, 2009	September 2, 2008[a] through October 31, 2008
	(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$19,074	$3,209
Net proceeds from redemption fees	6	—
Reinvested distributions	10	8
Cost of shares reacquired	(1,016)	(22)
Net increase/(decrease) in net assets	$18,074	$3,195
Administrative Class
Net proceeds from sale of shares	$—	$160
Net proceeds from redemption fees	—	—
Reinvested distributions	—	—
Cost of shares reacquired	—	(7)
Net increase/(decrease) in net assets	$—	$153
SHARES
Institutional Class
Shares sold	3,397	327
Shares issued due to reinvestment of distributions	2	1
Shares reacquired	(180)	(3)
Net increase/(decrease) in shares outstanding	3,219	325
Beginning of period	325	—
End of period	3,544	325
Administrative Class
Shares sold	—	16
Shares issued due to reinvestment of distributions	—	—
Shares reacquired	—	(1)
Net increase/(decrease) in shares outstanding	—	15
Beginning of period	15	—
End of period	15	15

a	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

12

Harbor Commodity Real Return Strategy Fund Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIOD PRESENTED

	6-Month Period Ended April 30, 2009	2-Month Period Ended October 31, 2008[e]
	(Unaudited)
INSTITUTIONAL CLASS
Net asset value beginning of period	$6.30	$10.00
Income from Investment Operations
Net investment income/(loss)	(0.02)	0.02	[a]
Net realized and unrealized losses on investments	(0.44)	(3.69)
Total from investment operations	(0.46)	(3.67)
Less Distributions
Dividends from net investment income	(0.02)	(0.03)
Total distributions	(0.02)	(0.03)
Proceeds from redemption fees	— [f]	—	[f]
Net asset value end of period	5.82	6.30
Net assets end of period (000s)	$20,639	$2,047
Ratios and Supplemental Data (%)
Total return	(7.39)%[b,d]	(36.82)%[b,d]
Ratio of total expenses to average net assets[1]	2.91 [c]	29.89	[c]
Ratio of net expenses to average net assets	0.94 [a,c]	0.94	[a,c]
Ratio of net investment income to average net assets	0.26 [a,c]	1.56	a,[c]
Portfolio turnover	160 [d]	295	[d]

ADMINISTRATIVE CLASS
Net asset value beginning of period	$6.30	$10.00
Income from Investment Operations
Net investment income/(loss)	(0.07)[a]	0.01	[a]
Net realized and unrealized gain/(losses) on investments	(0.40)	(3.69)
Total from investment operations	(0.47)	(3.68)
Less Distributions
Dividends from net investment income	(0.02)	(0.02)
Total distributions	(0.02)	(0.02)
Proceeds from redemption fees	— [f]	—	[f]
Net asset value end of period	5.81	6.30
Net assets end of period (000s)	$88	$95
Ratios and Supplemental Data (%)
Total return	(7.46)%[b,d]	(36.83)%[b,d]
Ratio of total expenses to average net assets [1]	3.62 [c]	30.36	[c]
Ratio of net expenses to average net assets	1.19 [a,c]	1.19	a,[c]
Ratio of net investment income/(loss) to average net assets	(2.65)[a,c]	1.02	[a],[c]
Portfolio turnover	160 [d]	295	[d]

1	Percentage does not reflect reduction for credit balance arrangements. (See Note 2 to Financial Statements).

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Annualized.

d	Unannualized.

e	For the period September 2, 2008 (inception) through October 31, 2008.

f	Less than $0.01.

The accompanying notes are an integral part of the financial statements.

13

Harbor Strategic Markets Funds

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS—April 30, 2009 (Unaudited)

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 28 separate portfolios. The portfolio covered by this report is the Harbor Commodity Real Return Strategy Fund (the “Fund”).

Each series of the Trust may offer up to three classes of shares, designated as Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that certain expenses, subject to the approval of the Trust’s Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.

Security Valuation

Equity securities, except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities, are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there were no sales on the valuation day, securities traded principally: (i) on a U.S. exchange, including NASDAQ, will be valued at the mean between the closing bid and asked price; (ii) on a foreign exchange, including United Kingdom securities, will be valued at the official bid price determined as of the close of the primary exchange.

Debt securities, other than short-term securities with a remaining maturity of less than 60 days at the time they are acquired, are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair market value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that transaction price. Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost which approximates fair value.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value, determined by the Valuation Committee pursuant to procedures adopted by the Board of Trustees. The Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means the Fund may value those securities higher or lower than another fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor.

14

Harbor Strategic Markets Funds

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Fair Value Measurements

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the Fund’s current fiscal year.

The various inputs that may be used to determine the value of the Fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs are used in situations where quoted prices or observable inputs are not available. Significant unobservable inputs reflect the Funds’ determination of assumptions that market participants might reasonably use in valuing the securities.

For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy and Level 3 reconciliation, when applicable, can be found at the end of the Fund’s Portfolio of Investments schedule.

Futures Contracts

To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. Futures contracts tend to increase or decrease the Fund’s exposure to the underlying instrument or hedge other Fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the contracts’ terms. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. Open futures contracts are valued based on the official daily closing price of futures contracts set by the exchange for the purpose of settling margin accounts, which is referred to as the settlement price.

A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

See the Portfolio of Investments for the Fund for open futures contracts held as of April 30, 2009.

Options

The Fund may use options contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. The Fund may use options on currencies for cross-hedging purposes. Call options tend to decrease a Fund’s exposure to the underlying instrument. Put options tend to increase a Fund’s exposure to the underlying instrument.

When the Fund purchases an option, the premium paid by the Fund is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the option’s current market value. Purchased

15

Harbor Strategic Markets Funds

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

options on futures contracts are valued based on the settlement price for the underlying futures contract. If the purchased option expires, the Fund realizes a loss in the amount of the premium. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

When the Fund writes an option, the premium received by the Fund is presented in the Fund’s Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. Written options on equity securities are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which they are principally traded. Written options on futures contracts are valued based on the settlement price for the underlying futures contract. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option.

The risk in writing a call option is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts’ terms.

See the Portfolio of Investments for the Fund for outstanding options as of April 30, 2009.

Swap Agreements

The Fund may invest in swap agreements which involve the exchange of cash payments based on the specified terms and conditions of such agreements. A swap is a privately negotiated agreement between two parties to exchange cash flows at specified intervals (payment dates) during the agreed-upon life of the contract. The value of each swap is determined by the counterparty to the swap agreement using a methodology which discounts the expected future cash receipts or disbursements related to the swap. The Fund may also enter into interest rate swap agreements which involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). Interest rate swaps are marked-to-market daily. Net market value is reported as an asset or a liability in the Statement of Assets and Liabilities. Interim payments on swap contracts are accrued on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statements of Operations.

The Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) is entitled to receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default

16

Harbor Strategic Markets Funds

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

swap transactions involve greater risks than if a Fund had invested in the reference obligation directly. Credit default contracts outstanding at the period end, if any, are listed after the Fund’s portfolio. During the term of the swap agreement, the Fund receives/pays fixed payments from/to the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the Statement of Assets and Liabilities. Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

The Fund will only enter into currency swap, interest rate swap, mortgage swap, cap or floor transactions with counterparties to such transactions that meet the minimum credit quality requirements applicable to the Fund generally and meet any other appropriate counterparty criteria as determined by the Fund’s Subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities generally such that if the Fund is permitted to only purchase securities which are rated investment grade (or the equivalent if unrated), the Fund could only enter into one of the above referenced transactions with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated).

Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk, and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in market conditions or interest rates.

Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. As of April 30, 2009 there were no unfunded loan commitments.

Commodities Index-Linked/Structured Notes

The Fund may invest in structured notes whose value is based on the price movements of a commodity index. The structured notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked financial index. The value of these notes will rise and fall in response to changes in the underlying commodity index. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying commodity index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in value of the structured notes are recorded as unrealized gains and losses on the accompanying financial statements. Net payments are recorded as net realized gains and losses. These notes are subject to prepayment, credit and interest risks. The Fund has the option to request prepayment from the issuer. At maturity, or when a note is sold, the Fund records a realized gain or loss.

Inflation-Indexed Bonds

The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate

17

Harbor Strategic Markets Funds

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage- or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

U.S. Government Securities

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed-income securities issued by Fannie Mae and Freddie Mac have more explicit U.S. Government support.

Forward Commitments and When-Issued Securities

The Fund may purchase securities on a when-issued or purchase or sell securities on a forward commitment basis including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Subadviser deems it appropriate to do so. The Fund may enter into a forward-commitment sale to hedge its portfolio positions or to sell securities it owned under delayed delivery arrangement. Proceeds of such a sale are not received until the contractual settlement date. While such a contract is outstanding, the Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. The Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s net asset value starting on the date of the agreement to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be

18

Harbor Strategic Markets Funds

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.

The Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

When the Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Fund’s custodian or set aside in the Fund’s records, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with the Fund’s custodian or set aside on the Fund’s records while the commitment is outstanding.

There were no forward commitments or when-issued securities outstanding as of April 30, 2009.

Short Sales

Harbor Commodity Real Return Strategy Fund may engage in short-selling which obligates the Fund to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest or dividends, and may be required to pay a premium. The Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until the Fund replaces the borrowed security, it will maintain in a segregated account or set aside in the Fund’s records cash or liquid securities sufficient to cover its short position. Short sales involve the risk of an unlimited increase in the market price of a security.

There were no short positions as of April 30, 2009.

Foreign Forward Currency Contracts

The Fund may enter into foreign forward currency contracts to facilitate transactions in foreign securities or as a hedge against either specific transactions or portfolio positions. The Fund may enter into forward foreign currency exchange contracts for non-hedging purposes. A foreign forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of the contracts is determined using forward currency exchange rates supplied by a pricing service selected by Harbor Capital Advisors, Inc., the Fund’s investment adviser (“Harbor Capital”). The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management of the Fund believes the likelihood of such loss is remote.

Foreign Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

19

Harbor Strategic Markets Funds

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Repurchase Agreements

The Fund may enter into repurchase agreements with domestic or foreign banks or with any member firm of the Financial Industry Regulatory Authority, Inc. (“FINRA”), or any affiliate of a member firm which is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the Fund generally and meet any other appropriate counterparty criteria as determined by the Fund’s Subadviser. The minimum credit quality requirements are those applicable to the Fund’s purchase of securities generally such that if the Fund is permitted to only purchase securities which are rated investment grade (or the equivalent if unrated), the Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated). In a repurchase agreement, the Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. The securities will be regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Investment Income

Dividends declared are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Distribution to Shareholders

Distributions are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust with respect to any two or more Harbor funds are allocated in proportion to the average net assets or the number of shareholders of each fund, except where allocations of direct expense to a fund can be otherwise fairly made.

Custodian

The Funds have credit balance arrangements with the Custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitutes an expense credit which is applied against gross custody expenses.

20

Harbor Strategic Markets Funds

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Such custodial expense reductions are reflected on the accompanying Statement of Operations for the six-month period ended April 30, 2009. If the Funds had not entered into such arrangements, the Funds could have invested a portion of the assets in an income-producing asset.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Federal Taxes

The Fund is treated as a separate entity for federal tax purposes. The Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of the Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the Fund’s current fiscal year. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. Management has analyzed the Fund’s tax position taken on federal income tax returns for all open tax years (tax year ended October 31, 2008) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements.

Basis for Consolidation for the Harbor Commodity Real Return Strategy Fund

The Harbor Cayman Commodity Fund, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on August 4, 2008 as a wholly-owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies specified in its prospectus and statement of additional information. Under the Articles of Association of the Subsidiary, the Fund will remain the sole shareholder and retain all rights. The shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of April 30, 2009, the Subsidiary represents approximately $2,911 or approximately 14% of the net assets of the Fund.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for the Fund for the six-month period ended April 30, 2009 are as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
Harbor Commodity Real Return Strategy Fund	$34,628	$461	$15,006	$—

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

21

Harbor Strategic Markets Funds

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

Written Options

Transactions in written options for the six-month period ended April 30, 2009 are summarized as follows:

	Options Written		Options Written		Options Written
	Swap Options–U.S.		U.S. Treasury Futures		Eurodollar Futures
	Number of Contracts	Aggregate Face Value	Number of Contracts	Aggregate Face Value	Number of Contracts	Aggregate Face Value
Harbor Commodity Real Return Strategy Fund
Options outstanding at beginning of year	–	$–	—	$—	—	$—
Options opened	1,500,000	1,500	18	18	2	5
Options closed	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—
Options expired	(600,000)	(600)	—	—	—	—

Open at 04/30/2009	900,000	$900	18	$18	2	$5

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. An advisory agreement for the Fund was in effect during the six-month period ended April 30, 2009. The agreement provides for fees based on an annual percentage rate of average daily net assets as follows:

Contractual Rate
Harbor Commodity Real Return Strategy Fund	0.86%

Harbor Capital has entered into a contractual expense limitation agreement with the Fund limiting the total expenses to 0.94% and 1.19% for the Institutional Class and Administrative Class, respectively. The Fund’s contractual expense limitation is effective through February 28, 2010. In addition, Harbor Capital has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to Harbor Capital by the Subsidiary. This waiver may not be terminated by Harbor Capital and will remain in effect for as long as Harbor Capital’s contract with the Subsidiary is in place.

Distributor

Harbor Funds Distributors, Inc., a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to the Fund’s Administrative Class shares (the “12b-1 Plan”), the Fund pays Harbor Funds Distributors compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares. The 12b-1 Plans compensate Harbor Funds Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Administrative Class shares of the Fund or for servicing of shareholder accounts in the Administrative Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Amounts payable by the Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by Harbor Funds Distributors on behalf of the Fund. The 12b-1 Plan does not obligate the Fund to reimburse Harbor Funds

22

Harbor Strategic Markets Funds

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Distributors for the actual expenses Harbor Funds Distributors may incur in fulfilling its obligations under the 12b-1 Plan. Thus, even if Harbor Funds Distributors’ actual expenses exceed the fee payable to Harbor Funds Distributors at any given time, the Fund will not be obligated to pay more than that fee. If Harbor Funds Distributors’ expenses are less than the fee it receives, Harbor Funds Distributors will retain the full amount of the fee.

The fees allocated to the Fund’s respective class is shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Fund. Fees incurred for these transfer agent services are shown on the Fund’s Statement of Operations. The shareholder servicing agreement is reviewed and approved annually by the Trustees of the Fund and currently provides for compensation up to the following amounts per class of the Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.09% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.09% of the average daily net assets of all Administrative Class shares.

Harbor Services Group, Inc. has voluntarily waived a portion of its transfer agent fees during the six-month period ended April 30, 2009. Fees incurred for these transfer agent services are shown on the Fund’s Statements of Operations.

Shareholders

On April 30, 2009, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, held the following shares of beneficial interest in the Fund:

Harbor Capital, Harbor Funds Distributors, and Harbor Services Group
Harbor Commodity Real Return Strategy Fund	310,073

Independent Trustees

The fees and expenses of the Independent Trustees allocated to the Fund are shown on the Fund’s Statement of Operations. The Independent Trustees’ remuneration for the Fund totaled less than $1 for the six-month period ended April 30, 2009.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”) which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust (with the exception of the Harbor Money Market Fund). For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the fund(s) selected by the Trustee. The deferred compensation liability is included as a component of “Trustees’ fees and expenses” in the Statement of Assets and Liabilities and fluctuates with changes in the market value of the selected security. The market value adjustment for the Fund totaled less than $1 for the six-month period ended April 30, 2009. The deferred compensation and related mark-to-market impact will be a liability of the Fund until distributed in accordance with the Plan.

Redemption Fee

A 2% redemption fee is charged on shares of the Fund that are redeemed within 30 days from their date of purchase. All redemption fees are recorded by the Fund as paid-in capital. For the six-month period ended April 30, 2009 the redemption fee proceeds are as follows:

Amount
Harbor Commodity Real Return Strategy Fund	$6

23

Harbor Strategic Markets Funds

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION

The identified cost for federal income tax purposes of investments owned by the Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at April 30, 2009 are as follows:

	Identified Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
		Appreciation	(Depreciation)
Harbor Commodity Real Return Strategy Fund*	$24,518	$418	$(19)	$399

*	Capital loss carryforwards are available which may reduce taxable income from future net realized gain on investments.

NOTE 6–NEW ACCOUNTING PRONOUNCEMENTS

FAS 157-4

In April 2009, FASB Staff Position No. FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“Position 157-4”) was issued, and is effective for fiscal and annual reporting periods ending after June 15, 2009. Position 157-4 amends FASB Statement No. 157 (“FAS 157”), Fair Value Measurements. Position 157-4 provides for additional guidance for estimating fair value and enhanced detail to FAS 157 fair value hierarchy disclosures. Management is evaluating the application of Position 157-4 to the Fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of Position 157-4 on the Fund’s financial statements.

FAS 161

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Statement”) was issued, and is effective for fiscal years and interim periods beginning after November 15, 2008. This Statement provides for additional disclosures related to derivative instruments and their impact on fund performance. Management is evaluating the application of the Statement to the Fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement on the Fund’s financial statements.

24

Harbor Strategic Markets Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2008 through April 30, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Expenses Paid During Period*	Beginning Account Value (November 1, 2008)	Ending Account Value (April 30, 2009)
Harbor Commodity Real Return Strategy Fund
Institutional Class	0.94%
Actual		$4.49	$1,000.00	$926.06
Hypothetical (5% return)		$4.71	$1,000.00	$1,020.02
Administrative Class	1.19%
Actual		$5.68	$1,000.00	$925.36
Hypothetical (5% return)		$5.96	$1,000.00	$1,018.75
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

25

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

The Fund has adopted Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. In addition, the Fund files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund’s Proxy Voting Policies and Procedures and the Fund’s proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Fund’s website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURES

The Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Fund’s website at www.harborfunds.com, and (iii) on the SEC’s website at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

26

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of June 2009)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. Except as noted, the address of each Trustee and Officer is 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES
Raymond J. Ball (64) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 2006	Sidney Davidson Professor of Accounting, Graduate School of Business, University of Chicago (2000-Present); Advisor, Sensory Networks (computer security firm) (2001-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); and Professor, European Institute of Advanced Studies in Management (1998-Present).	28	None

Howard P. Colhoun (73) Trustee 14114 Mantua Mill Road Glyndon, MD 21071	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	28	None

John P. Gould (70) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-Present); Director of Unext.com (Internet based education company) (1999-2006); and Principal and Executive Vice President of Lexecon Inc. (economics consulting firm) (1994-2004).	28	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Rodger F. Smith (68) Trustee 6 High Ridge Park Stamford, CT 06905	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); Director of Arlington Capital Management (CI) Limited (investment advisory firm) (1992-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	28	None
INTERESTED TRUSTEE
David G. Van Hooser (62)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director, Harbor Services Group, Inc. (2000-Present).	28	None

27

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS**
Charles F. McCain (39) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (law firm) (1996-2004).

Anmarie S. Kolinski (37) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (since 2007), Vice President – Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (since 2007), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (34) Vice President and Secretary	Since 2007	Senior Vice President and Associate General Counsel (2007-Present), Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), Corporate Secretary (2006-2007) and Compliance Officer (2003-2004), Ariel Investments, LLC; and Vice President and Secretary (2003-2007), Ariel Investment Trust (mutual funds).

Brian L. Collins (40) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.; and Director, U.S. Investment Management Research (1998-2004), Mercer Investment Consulting, Inc.

Charles P. Ragusa (50) Vice President	Since 2007	Executive Vice President (since 2007), Harbor Capital Advisors, Inc.; President (since 2007), Harbor Services Group, Inc.; Executive Vice President (since 2007), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Jodie L. Crotteau (37) Assistant Secretary	Since 2005	Vice President, Secretary and Compliance Director (2007-Present), Assistant Secretary (2005-2007), Compliance Manager (2005-2006), and Regulatory Compliance Specialist (2004-2005), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-Present), Harbor Services Group, Inc.; and Assistant Secretary (2007-Present), Harbor Funds Distributors, Inc.

Susan A. DeRoche (56) Assistant Secretary 33 Arch Street Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

(This document must be preceded or accompanied by a Prospectus.)

28

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee

John P. Gould

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Jodie L. Crotteau

Assistant Secretary

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive, 34th Floor

Chicago, IL 60606-4302

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive, 34th Floor

Chicago, IL 60606-4302

312-443-4400

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

225 Franklin Street

Boston, MA 02110

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

06/2009/1,600	FD.SAR.SMF.0409

Semi-Annual Report

April 30, 2009

Fixed Income Funds

Harbor High-Yield Bond Fund

Harbor Bond Fund

Harbor Real Return Fund

Harbor Short Duration Fund

Harbor Money Market Fund

Harbor Fixed Income Funds

SEMI-ANNUAL REPORT OVERVIEW (Unaudited)

The first half of Harbor Funds’ fiscal year ended April 30, 2009. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The unmanaged indices do not reflect fees and expenses and are not available for direct investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

	Unannualized Total Return 6 Months Ended April 30, 2009
	Institutional Class	Administrative Class	Investor Class
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	12.40%	12.29%	12.26%
Harbor Bond Fund	8.08	7.96	N/A
Harbor Real Return Fund	11.87	11.72	N/A
Harbor Short Duration Fund	-2.09	-2.11	N/A
Harbor Money Market Fund	0.33	0.25	N/A

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2009
Merrill Lynch High-Yield Master II; domestic high-yield bonds	15.20%
Barclays Capital Aggregate; domestic bonds	7.74
Barclays Capital U.S. TIPS; domestic bonds	9.45
Citigroup 1 YR Treasury; domestic bonds	1.18
Merrill Lynch 1 to 3 YR U.S. Treasury; domestic bonds	1.71
Merrill Lynch 3-Month U.S. T-Bill; domestic short-term	0.18

	EXPENSE RATIOS[1]					Morningstar Average[2]
	2005*	2006*	2007*	2008*	2009[d]
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund
Institutional Class	0.82%	0.81%	0.82%	0.77%	0.76%	0.84%
Administrative Class	— [c]	1.05	1.07	1.02	1.01	0.94
Investor Class	1.25	1.21	1.20	1.14	1.13	0.96
Harbor Bond Fund
Institutional Class	0.58%	0.58%	0.56%	0.55%	0.56%	0.66%
Administrative Class	0.83	0.83	0.81	0.80	0.81	0.72
Harbor Real Return Fund
Institutional Class	N/A	0.57%[a,b]	0.56%	0.57%	0.60%	0.60%
Administrative Class	N/A	0.82 [a,b]	0.82	0.82	0.85	0.71
Harbor Short Duration Fund
Institutional Class	0.39%	0.39%	0.39%	0.38%	0.38%	0.61%
Administrative Class	0.64	0.64	0.64	0.63	0.63	0.73
Harbor Money Market Fund
Institutional Class	0.35%	0.32%	0.28%	0.28%	0.27%	0.61%
Administrative Class	0.60	0.57	0.53	0.53	0.38	0.69

*	Audited.
1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (See Financial Highlights).
2	Institutional Class comparison includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the April 30, 2009 Morningstar Universe with the same investment style as the comparable Harbor Funds’ portfolio. Administrative and Investor Class comparisons includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the April 30, 2009 Morningstar Universe, excluding the Institutional Share Class Funds, with the same investment style as the comparable Harbor Funds’ portfolio.
a	Annualized.
b	For the period December 1, 2005 (inception) through October 31, 2006.
c	Assets in this class were too small to incur any expense for the period.
d	Unaudited annualized figures for the six-month period ended April 30, 2009.

1

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

The fixed income markets had a solid fiscal half year. As credit markets slowly began to show signs of improving, yield spreads narrowed as fixed income investors began to express at least some modest willingness to accept risk. The high-yield bond market, down by more than 25% in the fiscal year ended October 31, 2008, was the best overall performing asset class in the fiscal first half, with a return of more than 15%. The broad investment grade taxable bond market was up over 7%. The Federal Reserve reduced its target for the short term federal funds rate to an all time low of 0 to 0.25%. As a result of the actions of the Federal Reserve and increased investor demand for safer, short term investments, money market yields continued to decline.

The first four months of fiscal 2009 were marked by very difficult equity markets worldwide. Weakening economies, growing unemployment, and continued efforts by governments around the world to stimulate their economies and support financial institutions weakened by the credit crisis created an environment that suggested the equity markets could continue to decline. On March 9, 2009, the domestic equity markets hit lows last experienced in 1997. The financial news seemed to be mostly negative with few positives to suggest a near term market recovery. Just when it seemed that equity markets would continue to decline, they started to recover. In the remaining seven weeks of the fiscal half-year, equity markets rallied sharply, recovering about two-thirds of the declines that had occurred from the start of the fiscal year.

The Wilshire 5000 Index, a broad measure of the U.S. stock market, fell by more than 30% from the start of the fiscal year through early March before recovering in the last seven weeks of the fiscal first-half to finish down by -6.97% for the six months ended April 30, 2009. Mid capitalization stocks beat their large cap and small cap counterparts, and growth-oriented stocks substantially outperformed value stocks.

Stock markets outside the U.S. followed the same general pattern as the domestic stock market. The MSCI EAFE Index of stocks in developed international markets was down by more than 25% through early March and then began to recover, ending the fiscal half-year with a return of -2.64% in U.S. dollars. In contrast to the domestic equity markets, the MSCI EAFE value stocks outperformed growth stocks. Emerging markets, which in the prior year had been one of the hardest hit segments of the global equity universe, mounted a strong recovery, with the MSCI Emerging Markets Index up 17.38%.

Commodity prices trended downward, as concerns about the strength of economies around the world caused a decline in energy and other commodity prices. As with the equity markets, commodities recovered a portion of their losses in the last two months of the fiscal half-year as investors started to become more hopeful that a deep, worldwide recession could be avoided.

	RETURNS FOR PERIODS ENDED APRIL 30, 2009
	Unannualized	1 Year	Annualized
Fixed Income	6 Months		5 Years	10 Years	30 Years
Merrill Lynch High-Yield Master II (high-yield bonds)	15.20%	-14.69%	2.01%	3.28%	N/A
Barclays Capital Aggregate (domestic bonds)	7.74	3.84	4.78	5.71	8.59%
Merrill Lynch 3-Month U.S. T-Bill (proxy for money market returns)	0.18	1.13	3.20	3.31	6.27

Domestic Equities
Wilshire 5000 (entire U.S. stock market)	-6.97	-34.37	-1.86	-1.51	10.54
S&P 500 (large cap stocks)	-8.53	-35.31	-2.70	-2.48	10.63
Russell Midcap® (mid cap stocks)	-1.64	-36.03	0.01	3.00	12.13
Russell 2000® (small cap stocks)	-8.40	-30.74	-1.45	2.53	10.07
Russell 3000® Growth	-1.68	-31.46	-2.32	-4.15	9.41
Russell 3000® Value	-13.21	-38.61	-2.42	-0.08	11.23

International & Global
MSCI EAFE (foreign stocks)	-2.64	-42.76	0.66	-0.03	8.72
MSCI World (global stocks)	-5.44	-39.33	-1.02	-1.57	8.88

Strategic Markets
Dow Jones-UBS Commodity Index Total ReturnSM	-16.13	-46.50	-2.76	6.02	N/A

2

Harbor Fixed Income Funds

The Harbor fixed income funds delivered generally favorable returns as bonds outperformed broad stock market indices. The Harbor High-Yield Bond Fund had the best absolute performance of any Harbor fund, with a return of 12.40% (Institutional Class). Although the Fund trailed its benchmark, the Merrill Lynch High-Yield Master II Index, for the Fund’s fiscal half year, the Fund has outperformed the benchmark for the 1- and 5-year periods ended April 30, 2009.

The Harbor Real Return Fund returned 11.87% (Institutional Class) and outpaced its Barclays Capital U.S. TIPS Index benchmark by 242 basis points, or 2.42 percentage points. The Harbor Bond Fund, with a return of 8.08% (Institutional Class), outperformed its benchmark, the Barclays Capital Aggregate (U.S.) Bond Index, for the six-month, 5- and 10-year periods ended April 30, 2009.

The Harbor Money Market Fund (Institutional Class) had a return of 0.33%, outpacing its benchmark, the Merrill Lynch 3-Month U.S. Treasury Bill Index, by 15 basis points for the fiscal half-year.

As always, we would encourage investors to maintain a long-term focus in evaluating their portfolios. Comments by the portfolio managers of the Harbor fixed income funds can be found beginning on page 4.

Harbor Continues Participation in U.S. Treasury Guarantee Program for Money Market Funds

The Harbor Funds’ Board of Trustees voted on April 7, 2009, for the Harbor Money Market Fund to continue to participate in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds. The guarantee program, which has been extended twice by the U.S. Department of the Treasury since its inception in 2008, is expected to terminate on September 18, 2009.

Investment Strategies

The fiscal first half had a significant decline in equity markets followed by a sharp, partial recovery. The sharp recovery started when few prognosticators were projecting a near term recovery, a reminder of the uncertainty of markets and the difficulty of projecting what markets will do next.

The significant declines from the October 2007 broad equity market highs have caused some investors to reevaluate their overall asset allocations. Such reevaluations are healthy. We encourage all investors to hold a diversified portfolio of equity, fixed income, and money market funds. The percentages an investor holds of equity, fixed income, and money market funds in their asset allocation should be consistent with each investor’s financial objectives, risk tolerance, and time horizon.

Harbor Funds offers a number of equity, strategic markets and fixed income funds to help investors develop an asset allocation plan to meet their investment goals.

Thank you for your investment in Harbor Funds.

June 16, 2009

David G. Van Hooser

Chairman

3

Harbor High-Yield Bond Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Shenkman Capital

Management, Inc.

461 Fifth Avenue

22nd Floor

New York, NY 10017

PORTFOLIO MANAGERS

Mark Shenkman

Since 2002

Mark Flanagan

CFA, CPA

Since 2002

Frank Whitley

Since 2002

Shenkman Capital has

subadvised the Fund since its inception in 2002.

INVESTMENT GOAL

Total return.

PRINCIPAL STYLE
CHARACTERISTICS

High-yield bonds.

Mark Shenkman

Mark Flanagan

Frank Whitley

Management’s Discussion of

Fund Performance

MARKET REVIEW

The last six months proved to be analogous to a roller coaster ride for U.S. financial markets. Early in the fiscal half-year, U.S. equities fell sharply while corporate credit markets posted positive returns. By mid period, stocks continued to decline and the credit markets gave back most of their gains. However, since March 9, both equities and bonds have staged a massive rally. This advance was fueled by the combination of continued aggressive action by the U.S. Federal Reserve and the U.S. Treasury, encouraging earnings pronouncements by several U.S. financial institutions, and some better-than-expected economic reports. The net result is that the high-yield market has significantly outperformed other asset classes.

Risk appetites for high-yield were clearly piqued during the last two months as previously out-of-favor sectors generated strong gains. The financial and automotive industries showed particular strength and lower rated triple-C securities outperformed by a wide margin. Yield spreads, or the risk premiums, for the high-yield sector tightened considerably as they compressed by approximately 272 basis points and ended the fiscal half-year at a spread of approximately 1,214 basis points, or 12.14 percentage points, above Treasurys. Actual yields for the high-yield market at April 30, 2009 were approximately 15.59%. Despite the rally, yield spreads remain at historically high levels. One of the primary reasons for these elevated spreads is the expectation that the default rate will increase significantly over the next 24 months. In fact, the Moody’s 12-month default rate at April 30, 2009 was 8.30%, up significantly from the year-end 2008 level of 4.01%. However, much of this bad news appears to have been factored in by investors, as demand for credit in general, and high-yield specifically, remained solid throughout the six months. Year-to-date in 2009, inflows into high-yield mutual funds were $10.1 billion. This strong retail demand has been only partially offset by increased supply as the new issue market showed some signs of life, resulting in total 2009 year-to-date new issuance of $13 billion.

PERFORMANCE

Harbor High-Yield Bond Fund returned 12.40% (Institutional Class), 12.29% (Administrative Class), and 12.26% (Investor Class) for the six months ended April 30, 2009, compared with a return of 15.20% for its benchmark, the Merrill Lynch High-Yield Master II Index. Additionally, the fund outperformed the Lipper High Yield Index, which returned 7.44%. From a longer-term perspective, the Fund outperformed the Merrill Lynch benchmark for the five years ended April 30, 2009. The Fund had substantial cash inflows during the fiscal half-year; as a result, it carried a larger-than-normal cash balance and had a higher-than-normal turnover in the portfolio. These two factors detracted from performance. Despite the significant inflows, the portfolio is currently fully invested. The Fund’s better-quality credit risk profile negatively impacted performance during March and April as triple-C-rated securities and deep-discount bonds in the high-yield index generated returns of over 25%. The majority of the Fund continues to be allocated to more defensive sectors and securities, although we have begun to incrementally add some higher-risk securities to the portfolio. As of April 30, 2009, the portfolio’s top five industry weightings were media; health care providers & services; oil, gas & consumable fuels;

4

Harbor High-Yield Bond Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
ARAMARK Corp. (8.500% - 02/01/2015)	1.4%

Mirant Americas Generation LLC (8.300% - 05/01/2011)	1.2%

Virgin Media Finance plc (9.125% - 08/15/2016)	1.1%

Telesat Canada / Telesat LLC (11.000% - 11/01/2015)	1.1%

Community Health Systems Inc. (8.875% - 07/15/2015)	1.1%

Sprint Capital Corp. (7.625% - 01/30/2011)	1.1%

Crown Castle International Corp. (9.000% - 01/15/2015)	1.0%

Calpine Corp. (1.000% - 03/29/2014)	1.0%

Flextronics International Ltd. (6.500% - 05/15/2013)	0.9%

Frontier Communications Co. (6.250% - 01/15/2013)	0.9%

commercial services & supplies; and diversified telecommunication services. These five industries accounted for 46% of the overall portfolio. Approximately 78.79% of the portfolio had a leverage ratio of less than 5x and the average credit rating of the market per Moody’s and S&P was B1/BB-.

OUTLOOK AND STRATEGY

Recent economic data appear to be indicating a leveling off in the rate of decline for some sectors of the U.S. economy. Domestic manufacturing and consumer confidence unexpectedly improved to their highest levels since the financial crisis erupted in September 2008. There also appear to be some indications that U.S. credit markets are beginning to thaw. However, there remain significant headwinds that need to be overcome before economic growth can become a reality. These headwinds include continued job losses and a concomitant rise in the unemployment rate to 8.9% in April, severe declines in U.S. GDP over the past three quarters, and housing prices that continue to fall, albeit at a slower pace than in previous months. In fact, the severity of the current recession points to a gradual recovery, especially since both banks and consumers have been so traumatized. With consumers borrowing less and saving more, even as they face higher taxes and less disposable income, we believe that the economic recovery, when it materializes, will most likely be tepid. Investors may need to recalibrate their expectations for future GDP growth in the 2% to 2.5% range, down from its historic 3% to 3.5% range.

With the tremendous rally that has taken place in most U.S. financial markets over the last two months, there appears to be a sense of unwarranted euphoria within the high-yield loan and bond markets. This rally has occurred despite a sharp increase in default rates and a U.S. economy that may be challenged to achieve even sluggish growth over the next several years.

After two years of “de-risking” their portfolios, some portfolio managers have responded to the market’s recent exceptional rally by investing in problematic credits in their search for incremental returns. Since many investors tend to be eternal optimists, their investment decisions are often predicated on short-term market psychology. As soon as investors spotted some light at the end of the long, dark economic tunnel, they poured money into speculative credits. However, there is a difference between real sunshine and artificial light, and investors should not be fooled by the concept of greater returns without greater risks. Although we believe some additional risk taking is warranted, we also believe that discipline, a strong core philosophy, and a proven investment process are critically important for investors to earn respectable returns over a full market cycle without assuming excessive risk.

This report contains the current opinions of Shenkman Capital Management, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Harbor High-Yield Bond Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

5

Harbor High-Yield Bond Fund

FUND SUMMARY—April 30, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	024

Cusip	411511553

Ticker	HYFAX

Inception Date	12/01/2002

Net Expense Ratio	0.76%[a]

Total Net Assets (000s)	$242,833

ADMINISTRATIVE CLASS

Fund #	224

Cusip	411511546

Ticker	HYFRX

Inception Date	12/01/2002

Net Expense Ratio	1.01%[a]

Total Net Assets (000s)	$3,462

INVESTOR CLASS

Fund #	424

Cusip	411511538

Ticker	HYFIX

Inception Date	12/01/2002

Net Expense Ratio	1.13%[a]

Total Net Assets (000s)	$70,912

a	Annualized.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Average Market Coupon	7.34%	8.08%

Yield to Maturity	8.80%	15.60%

Current 30-Day Yield (Institutional Class)	0.06%	N/A

Weighted Average Maturity	5.85 years	6.72 years

Weighted Average Duration	3.30 years	4.03 years

Weighted Average Credit Quality	B1/B+	B1/BB-

R-Squared	76.23%	N/A

Beta vs. Merrill Lynch High-Yield Master II Index	0.35	1.00

Portfolio Turnover Rate—Unannualized (6-Month Period Ended 04/30/2009)	16%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes short-term investments)

FUND CATEGORY

Reflects the weighted average of maturity and credit quality of the collective portfolio holdings; individual investments may have different characteristics.

MATURITY PROFILE (% of investments)

CREDIT QUALITY (% of investments)

6

Harbor High-Yield Bond Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 12/01/2002 through 04/30/2009

The graph compares a $10,000 investment in the Fund with the performance of the Merrill Lynch High-Yield Master II Index. The Fund’s performance includes the reinvestment of all dividends and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor High-Yield Bond Fund
Institutional Class	12.40%	-5.19%	3.63%	5.95%	12/01/2002	$14,484
Comparative Index
Merrill Lynch High-Yield Master II	15.20%	-14.69%	2.01%	6.05%	—	$14,575

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 12/01/2002 through 04/30/2009

The graph compares a $10,000 investment in the Fund with the performance of the Merrill Lynch High-Yield Master II Index. The Fund’s performance includes the reinvestment of all dividends and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor High-Yield Bond Fund
Administrative Class	12.29%	-5.41%	3.42%	5.71%	12/01/2002	$14,278
Investor Class	12.26%	-5.51%	3.21%	5.54%	12/01/2002	$14,132
Comparative Index
Merrill Lynch High-Yield Master II	15.20%	-14.69%	2.01%	6.05%	—	$14,575

As stated in the Fund’s current prospectus, the expense ratios were 0.80% (Net) and 0.90% (Gross) (Institutional Class); 1.05% (Net) and 1.14% (Gross) (Administrative Class); and 1.17% (Net) and 1.27% (Gross) (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The Fund charges a redemption fee of 1% on redemption of shares that are held for less than 9 months.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.
b	Unannualized.

7

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—April 30, 2009 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 7.8%)

BANK LOAN OBLIGATIONS—12.1%
Principal Amount (000s)		Value (000s)

CAPITAL MARKETS—0.2%
	Nuveen Investments Term Loan
$958	11/13/2014[1]	$631

COMMERCIAL SERVICES & SUPPLIES—0.9%
	Brickman Group Holdings Inc. Tranche B Term Loan
600	01/20/2014[1]	538
	Education Management LLC Tranche C Term Loan
1,381	3.330%—06/03/2013	1,240
	Rental Service Corporation Initial Term Loan (Second Lien)
1,485	6.440%—11/30/2013	1,000

		2,778

COMMUNICATIONS EQUIPMENT—0.7%
	Brocade Communications Systems Term Loan Borrowing
488	7.160%—10/07/2013	469
	Commscope Inc. Term B Loan
997	3.740%—12/26/2014	875
1,107	3.980%—12/27/2013	999

		1,874

		2,343

ELECTRONIC EQUIPMENT & INSTRUMENTS—0.9%
	Flextronics International Ltd. A-6 Delayed Draw Loan
3,000	10/01/2014[1]	2,310
	Itron Inc. Dollar Term Loan
650	3.980%—04/18/2014	640

		2,950

ENERGY EQUIPMENT & SERVICES—1.4%
	Alpha Natural Resources Tranche B Term Loan
1,000	10/26/2012[1]	930
	Calpine Corp. First Priority Term Loan
3,500	03/29/2014[1]	3,017
	Volnay Acquisition Co. B1 Term Loan Facility
483	01/12/2014[1]	444

		4,391

FOOD PRODUCTS—2.0%
	B&G Foods Inc. Tranche C Term Loan
2,000	02/26/2013[1]	1,950
	Michael Foods Inc. Term B-1 Loan
1,500	11/21/2010[1]	1,496
	Term B Loan
1,500	3.060%—05/01/2014	1,496

		2,992

8

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

BANK LOAN OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

FOOD PRODUCTS—Continued
	PETCO Animal Supplies Inc. Term Loan
$1,430	3.510%—10/26/2013	$1,284
	Wrigley Jr. Company Tranche B Term Loan
247	6.500%—09/30/2014	248

		6,474

HEALTH CARE EQUIPMENT & SUPPLIES—0.5%
	Accellent Inc. Term Loan
1,984	4.580%—11/22/2012	1,641

HEALTH CARE PROVIDERS & SERVICES—1.9%
	BSC International Holdings Ltd. Term Loan
2,000	04/21/2011[1]	1,877
	Davita Inc. Tranche B-1 Term Loan
1,500	10/05/2012[1]	1,415
	DJO Finance LLC Term Loan
1,000	05/20/2014[1]	888
	Psychiatric Solutions Inc. Term Loan
380	2.380%—07/02/2012	350
	Vanguard Health Holding Company II LLC Term Loan
1,496	2.830%—09/23/2011	1,421

		5,951

HOTELS, RESTAURANTS & LEISURE—0.7%
	Isle of Capri Casinos Inc. Delayed Draw Term Loan B
223	2.690%—11/25/2013	180
	Initial Term Loan
755	3.670%—11/25/2013	611

		791

	Penn National Gaming Inc. Term Loan B
1,496	2.490%—10/03/2012	1,407

		2,198

HOUSEHOLD PRODUCTS—0.1%
	Huish Detergents Inc. Tranche B Term Loan
497	2.420%—04/07/2014	450

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—0.5%
	NRG Energy Inc.
577	Credit-Linked Deposit 1.230%—02/01/2013	539
	Term Loan
1,159	2.870%—02/01/2013	1,084

		1,623

IT SERVICES—0.1%
	Affiliated Computer Services Inc.
73	Term Loan B 2.570%—03/20/2013	70
	First Securities Repurchase Increase Loan
126	2.590%—03/20/2013	119

		189

BANK LOAN OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

MEDIA—0.6%
	Cequel Communications LLC
$997	Term Loan 2.720%—11/05/2013	$914
	Insight Midwest Holdings LLC
500	B Term Loan 2.720%—04/07/2014	459
	Intelsat Corp.
153	Tranche B-2-C Term Loan 3.290%—01/03/2014	141
306	Tranche B-2-B Term Loan 3.290%—01/03/2014	282

		423

		1,796

PERSONAL PRODUCTS—1.0%
	Hanesbrands Inc.
1,500	Term B Loan (First Lien) 09/05/2013[1]	1,471
	Sally Holdings LLC Term B Loan
1,995	3.270%—11/16/2013	1,806

		3,277

PHARMACEUTICALS—0.3%
	Warner Chilcott Company Inc.
214	Tranche C Acquisition Date Term Loan 2.570%—01/18/2012	204
611	Tranche B Acquisition Date Term Loan 3.040%—01/18/2012	583

		787

SPECIALTY RETAIL—0.3%
	Dollar General Corporation Tranche B-1 Term Loan
1,000	3.770%—07/07/2014	929

TOTAL BANK LOAN OBLIGATIONS (Cost $35,930)		38,408

CONVERTIBLE BONDS—8.2%
COMMERCIAL SERVICES & SUPPLIES—0.5%
	Coventa Holding Corp.
2,000	1.000%—02/01/2027	1,643

DIVERSIFIED TELECOMMUNICATION SERVICES—0.3%
	Qwest Communications International Inc.
100	3.500%—11/15/2025	98
	Time Warner Telecom Inc.
1,000	2.375%—04/01/2026	790

		888

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.5%
	Flextronics International Ltd.
1,013	1.000%—10/01/2014	939
	L-1 Identity Solutions Inc.
350	3.750%—05/15/2027	245
	Telesat LLC
3,750	11.000%—11/01/2015[3]	3,506

		4,690

9

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CONVERTIBLE BONDS—Continued
Principal Amount (000s)		Value (000s)

HEALTH CARE EQUIPMENT & SUPPLIES—0.8%
	Hologic Inc.
$2,150	2.000%—12/15/2037[4]	$1,532
	Integra LifeScience Holdings Corp.
500	2.375%—06/01/2012[3]	376
	Kinetic Concepts Inc.
1,000	3.250%—04/15/2015[3]	751

		2,659

HEALTH CARE PROVIDERS & SERVICES—0.8%
	LifePoint Hospitals Inc.
1,750	3.500%—05/15/2014	1,411
	Omnicare Inc.
1,600	3.250%—12/15/2035	1,104

		2,515

HOTELS, RESTAURANTS & LEISURE—0.9%
	Host Hotels & Resorts LP
1,000	3.250%—04/15/2024[3]	968
	International Game Technology
500	2.600%—12/15/2036	487
	Scientific Games Corp.
1,500	0.750%—12/01/2024[4]	1,423

		2,878

MEDIA—0.5%
	Lamar Advertising Co.
500	2.875%—12/31/2010	460
	Sinclair Broadcast Group Inc.
1,000	3.000%—05/15/2027	562
	Videotron Ltee
450	9.125%—04/15/2018	470

		1,492

OIL, GAS & CONSUMABLE FUELS—1.0%
	Petroplus Finance Ltd
2,000	3.375%—03/26/2013	1,616
	Pioneer Natural Resources Co.
2,000	2.875%—01/15/2038	1,612

		3,228

PHARMACEUTICALS—0.6%
	Mylan Inc.
150	1.250%—03/15/2012	133
	Watson Pharmaceuticals Inc
1,500	1.750%—03/15/2023	1,468
	Wyeth
350	0.965%—01/15/2024[5]	349

		1,950

SPECIALTY RETAIL—0.2%
	Penske Auto Group Inc.
600	3.500%—04/01/2026	530

TRADING COMPANIES & DISTRIBUTORS—0.5%
	WESCO International Inc.
2,000	1.750%—11/15/2026	1,580

WIRELESS TELECOMMUNICATION SERVICES—0.6%
	SBA Communications Corp.[3]
2,250	1.875%—05/01/2013	1,901

TOTAL CONVERTIBLE BONDS (Cost $25,329)		25,954

CONVERTIBLE PREFERRED STOCKS—0.1%
(Cost $415)
Shares
WIRELESS TELECOMMUNICATION SERVICES—0.1%
10	Crown Castle International Corp.	$458

CORPORATE BONDS & NOTES—71.3%
Principal Amount (000s)		Value (000s)
AEROSPACE & DEFENSE—0.7%
	Alliant Techsystems Inc.
$500	6.750%—04/01/2016	489
	Hexcel Corp.
150	6.750%—02/01/2015	133
	L-3 Communications Corp.
250	7.625%—06/15/2012	253
	Moog Inc.
250	7.250%—06/15/2018	232
	TransDigm Inc.
1,050	7.750%—07/15/2014	1,032

		2,139

AUTO COMPONENTS—0.8%
	Goodyear Tire & Rubber Co.
2,650	5.010%—12/01/2009[5]	2,627

BEVERAGES—0.6%
	Constellation Brands Inc.
2,000	7.250%—05/15/2017	1,940

CAPITAL MARKETS—0.2%
	Nuveen Investments Inc.
500	5.000%—09/15/2010	409
150	10.500%—11/15/2015[3]	76

		485

CHEMICALS—1.4%
	Airgas Inc.
2,250	7.125%—10/01/2018	2,194
	Nalco Co.
1,950	7.750%—11/15/2011	1,979
200	8.875%—11/15/2013	202

		2,181

	Rockwood Specialties Group Inc.
100	7.500%—11/15/2014	87

		4,462

COMMERCIAL SERVICES & SUPPLIES—6.9%
	Allied Waste North America Inc.
250	6.375%—04/15/2011	251
500	6.500%—11/15/2010	510
500	7.125%—05/15/2016	491
250	7.375%—04/15/2014	250
2,000	7.875%—04/15/2013	2,032

		3,534

10

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

COMMERCIAL SERVICES & SUPPLIES—Continued
	ARAMARK Corp.
$4,500	8.500%—02/01/2015	$4,320
	Casella Waste Systems Inc.
150	9.750%—02/01/2013	131
	Corrections Corp. of America
1,500	7.500%—05/01/2011	1,507
	Education Management LLC
300	8.750%—06/01/2014	292
700	10.250%—06/01/2016	676

		968

	FTI Consulting Inc.
500	7.750%—10/01/2016	510
	Iron Mountain Inc.
2,950	6.625%—01/01/2016	2,832
850	7.750%—01/15/2015	856
150	8.625%—04/01/2013	151

		3,839

	Mac-Gray Corp.
300	7.625%—08/15/2015	286
	Nielsen Finance LLC
1,350	10.000%—08/01/2014	1,276
1,000	11.625%—02/01/2014[3]	995

		2,271

	United Rentals North America Inc.
1,500	6.500%—02/15/2012	1,350
	Waste Management Inc.
1,000	6.875%—05/15/2009	1,001
	Waste Services Inc.
1,000	9.500%—04/15/2014	875
	West Corp.
1,550	9.500%—10/15/2014	1,352

		21,944

COMMUNICATIONS EQUIPMENT—0.1%
	Syniverse Technologies Inc. Series B
350	7.750%—08/15/2013	299

CONTAINERS & PACKAGING—1.0%
	Ball Corp
1,350	6.875%—12/15/2012	1,357
	BWAY Corp.
150	10.000%—10/15/2010	153
	Crown Americas LLC
750	7.625%—11/15/2013	761
	Owens Brockway Glass Container Inc.
250	6.750%—12/01/2014	244
	Owens-Illinois Inc.
700	7.500%—05/15/2010	725

		3,240

DIVERSIFIED CONSUMER SERVICES—1.2%
	Service Corp International
2,500	7.375%—10/01/2014	2,412
250	7.625%—10/01/2018	229

		2,641

	Susser Holdings LLC
1,300	10.625%—12/15/2013	1,320

		3,961

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

DIVERSIFIED TELECOMMUNICATION SERVICES—6.4%
	Cincinnati Bell Inc.
$150	6.300%—12/01/2028	$108
750	7.000%—02/15/2015	716
1,350	8.375%—01/15/2014	1,340

		2,164

	Frontier Communications Co.
3,100	6.250%—01/15/2013	2,961
650	9.250%—05/15/2011	687

		3,648

	Nordic Telephone Co. Holdings ApS
300	8.875%—05/01/2016[3]	291
	Qwest Capital Funding Inc.
1,400	7.000%—08/03/2009	1,407
750	7.250%—02/15/2011	737
1,100	7.900%—08/15/2010	1,101

		3,245

	Qwest Corp.
1,250	7.875%—09/01/2011	1,247
	Sprint Capital Corp.
3,500	7.625%—01/30/2011	3,391
	Time Warner Telecom Holdings Inc.
1,250	9.250%—02/15/2014	1,259
	Valor Telecommunications Enterprises Finance Corp.
3,000	7.750%—02/15/2015	2,958
	Windstream Corp.
600	7.000%—03/15/2019	567
1,400	8.625%—08/01/2016	1,400

		1,967

		20,170

ELECTRIC UTILITIES—2.0%
	Edison Mission Energy
2,500	7.200%—05/15/2019	1,831
	Energy Future Holdings Corp.
1,100	10.875%—11/01/2017	756
	Mirant Americas Generation LLC
3,750	8.300%—05/01/2011	3,769

		6,356

ELECTRICAL EQUIPMENT—0.6%
	Baldor Electric Co.
2,150	8.625%—02/15/2017	1,914

ELECTRONIC EQUIPMENT & INSTRUMENTS—2.0%
	Celestica Inc.
2,000	7.625%—07/01/2013	1,910
1,600	7.875%—07/01/2011	1,592

		3,502

	Flextronics International Ltd.
3,150	6.500%—05/15/2013	2,969

		6,471

ENERGY EQUIPMENT & SERVICES—1.4%
	Basic Energy Services Inc.
250	7.125%—04/15/2016	171
	Bristow Group Inc.
1,500	7.500%—09/15/2017	1,222

11

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

ENERGY EQUIPMENT & SERVICES—Continued
	Cie Generale de Geophysique-Veritas
$2,000	7.750%—05/15/2017	$1,610
	Complete Production Services Inc.
200	8.000%—12/15/2016	149
	Gulfmark Offshore Inc.
200	7.750%—07/15/2014	169
	Helix Energy Solutions Group Inc.
250	9.500%—01/15/2016	179
	Hornbeck Offshore Services Inc.
850	6.125%—12/01/2014	706
	Key Energy Services Inc.
250	8.375%—12/01/2014	206

		4,412

FOOD & STAPLES RETAILING—3.2%
	Ingles Markets Inc.
1,475	8.875%—12/01/2011	1,490
1,750	8.875%—05/15/2017[3]	1,690

		3,180

	Pantry Inc.
2,200	7.750%—02/15/2014	1,925
	Pinnacle Foods Finance LLC
1,750	9.250%—04/01/2015	1,492
	Stater Brothers Holdings
1,850	7.750%—04/15/2015	1,794
	SUPERVALU Inc.
1,750	8.000%—05/01/2016	1,717

		10,108

FOOD PRODUCTS—0.6%
	B&G Foods Inc.
100	8.000%—02/26/2013	97
	Del Monte Corp.
1,500	8.625%—12/15/2012	1,537
	Michael Foods Inc.
125	8.000%—11/15/2013	119
	NBTY Inc.
100	7.125%—10/01/2015	91

		1,844

GAS UTILITIES—2.1%
	Amerigas Partners LP
1,000	7.250%—05/20/2015	982
	Ferrellgas Partners LP
490	8.750%—06/15/2012	451
	Inergy Finance Corp.
750	6.875%—12/15/2014	709
2,250	8.250%—03/01/2016	2,244

		2,953

	Markwest Energy Partners LP
1,000	8.750%—04/15/2018	835
	Suburban Propane Partners LP
1,350	6.875%—12/15/2013	1,320

		6,541

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

HEALTH CARE EQUIPMENT & SUPPLIES—0.6%
	Fresenius US Finance II Inc.
$1,700	9.000%—07/15/2015[3]	$1,810
	Universal Hospital Services Inc.
150	4.635%—06/01/2015[5]	116

		1,926

HEALTH CARE PROVIDERS & SERVICES—8.1%
	Bausch & Lomb Inc.
2,000	9.875%—11/01/2015	1,825
	Biomet Inc.
1,500	10.000%—10/15/2017	1,567
3,000	11.625%—10/15/2017	2,925

		4,492

	Community Health Systems Inc.
3,500	8.875%—07/15/2015	3,500
	DaVita Inc.
1,000	7.250%—10/05/2012	983
	DJO Finance LLC
1,250	10.875%—11/15/2014	963
	FMC Finance II SA
500	6.875%—07/15/2017	493
	HCA Healthcare Co.
150	8.750%—09/01/2010	150
	HCA Inc.
2,250	6.300%—10/01/2012	2,002
1,950	6.750%—07/15/2013	1,687
500	6.950%—05/01/2012	468
100	9.250%—11/15/2016	99

		4,256

	HCA Inc. MTN[2]
2,000	8.700%—02/10/2010	2,001
	IASIS Healthcare LLC
150	8.750%—06/15/2014	148
	Omnicare Inc
3,000	6.875%—12/15/2015	2,827
	Psychiatric Solutions Inc.
2,000	7.750%—07/15/2015	1,840
	Vanguard Health Holding Co. II LLC
2,250	9.000%—10/01/2014	2,154

		25,632

HOTELS, RESTAURANTS & LEISURE—0.7%
	Global Cash Access LLC
162	8.750%—03/15/2012	143
	Mohegan Tribal Gaming Authority
200	6.375%—07/15/2009	195
	Penn National Gaming Inc.
500	6.750%—03/01/2015	464
100	6.875%—12/01/2011	98

		562

	Pinnacle Entertainment Inc.
600	8.250%—03/15/2012	588
	Scientific Games Corp.
200	7.875%—06/15/2016[3]	183
	Seneca Gaming Corp.
400	7.250%—05/01/2012	284

12

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

HOTELS, RESTAURANTS & LEISURE—Continued
	Speedway Motorsports Inc.
$250	6.750%—06/01/2013	$220

		2,175

HOUSEHOLD DURABLES—0.2%
	Jarden Corp.
750	8.000%—05/01/2016	733

HOUSEHOLD PRODUCTS—0.1%
	Da-Lite Screen Co. Inc.
150	9.500%—05/15/2011	136
	Visant Holding Corp.
200	8.750%—12/01/2013	185

		321

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—2.5%
	AES Corp.
1,050	8.000%—10/15/2017	966
	El Paso Corp.
650	6.750%—05/15/2009	649
850	7.000%—06/15/2017	768
1,500	7.250%—06/01/2018	1,376

		2,793

	Ipalco Enterprises Inc.
500	7.250%—04/01/2016[3]	473
	NRG Energy Inc.
2,500	7.375%—02/01/2016-01/15/2017	2,407
	Williams Partners LP
1,400	7.250%—02/01/2017	1,269

		7,908

IT SERVICES—1.1%
	Sungard Data Systems Inc.
1,725	9.125%—08/15/2013	1,656
2,000	10.625%—05/15/2015[3]	1,925

		3,581

LEISURE EQUIPMENT & PRODUCTS—0.1%
	Leslie’s Poolmart
200	7.750%—02/01/2013	188

MACHINERY—0.7%
	Actuant Corp.
950	6.875%—06/15/2017	864
	SPX Corp.
600	7.625%—12/15/2014	596
	Terex Corp.
750	7.375%—01/15/2014	668

		2,128

MEDIA—10.1%
	Allbritton Communications Co.
900	7.750%—12/15/2012	414
	British Sky Broadcasting Group plc
750	8.200%—07/15/2009	759
	Cablevision Systems Corp.
1,750	7.625%—04/01/2011-07/15/2018	1,748
1,000	8.000%—04/15/2012	1,000
650	8.500%—04/15/2014[3]	666

		3,414

	Comcast Cable Communications LLC
500	6.875%—06/15/2009	503

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

MEDIA—Continued
	Comcast Corp.
$500	1.439%—07/14/2009[5]	$500
	COX Communications Inc.
1,750	4.625%—01/15/2010	1,750
1,000	7.125%—10/01/2012	1,012

		2,762

	DirecTV Holdings LLC
2,850	8.375%—03/15/2013	2,907
	Dish DBS Corp.
2,500	6.375%—10/01/2011	2,431
1,300	6.625%—10/01/2014	1,212
200	7.125%—02/01/2016	188

		3,831

	Hughes Network Systems LLC
350	9.500%—04/15/2014	329
	Intelsat Corp.
250	9.250%—06/15/2016[3]	243
	Intelsat Jackson Hldg.
250	11.250%—06/15/2016	257
	Intelsat Subsidiary Holding Co. Ltd.
1,150	8.500%—01/15/2013[3]	1,144
1,000	8.875%—01/15/2015[3]	990

		2,134

	Kabel Deutschland GmbH
150	10.625%—07/01/2014	154
	Lamar Media Corp.
1,350	6.625%—08/15/2015	1,042
	Mediacom Broadband LLC
950	8.500%—10/15/2015	898
	Mediacom LLC
2,150	9.500%—01/15/2013	2,118
	Sinclair Television Group
500	8.000%—03/15/2012	281
	Time Warner Inc.
1,500	1.150%—11/13/2009[5]	1,490
	Viacom Inc.
1,250	1.670%—06/16/2009[5]	1,245
	Videotron Ltee
2,000	6.875%—01/15/2014	1,952
1,250	9.125%—04/15/2018[3]	1,305

		3,257

	Virgin Media Finance plc
3,550	9.125%—08/15/2016	3,514

		32,052

METALS & MINING—1.2%
	AK Steel Corp.
2,550	7.750%—06/15/2012	2,295
	Arch Western Finance LLC
1,450	6.750%—07/01/2013	1,273
	Freeport-McMoRan Copper & Gold Inc.
250	8.375%—04/01/2017	245

		3,813

13

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

OIL, GAS & CONSUMABLE FUELS—8.4%
	Chesapeake Energy Corp.
$250	6.500%—08/15/2017	$216
3,000	6.875%—01/15/2016	2,681

		2,897

	Consol Energy Inc.
2,500	7.875%—03/01/2012	2,525
	Denbury Resources Inc.
2,250	7.500%—04/01/2013-12/15/2015	2,139
2,000	9.750%—03/01/2016	2,040

		4,179

	Encore Acquisition Co.
1,550	6.000%—07/15/2015	1,271
700	6.250%—04/15/2014	595
250	7.250%—12/01/2017	209

		2,075

	Exco Resources Inc.
2,000	7.250%—01/15/2011	1,700
	Foundation PA
300	Coal Co. 7.250%—08/01/2014	280
	Mariner Energy Inc.
250	8.000%—05/15/2017	183
	Massey Energy Co.
1,700	6.875%—12/15/2013	1,458
	Newfield Exploration Co.
2,000	6.625%—09/01/2014	1,850
	Peabody Energy Corp.
1,250	7.375%—11/01/2016	1,228
	Petroplus Finance Ltd.
250	6.750%—05/01/2014[3]	207
	Pioneer Natural Resources Co.
1,000	6.650%—03/15/2017	861
	Plains Exploration & Production Co.
1,100	10.000%—03/01/2016	1,078
	Range Resources Corp.
1,300	7.250%—05/01/2018	1,228
	Tennessee Gas Pipeline Co.
1,000	8.000%—02/01/2016	1,025
	Williams Cos Inc.
1,250	7.125%—09/01/2011	1,263
2,250	7.625%—07/15/2019	2,220
500	8.125%—03/15/2012	512

		3,995

		26,769

PAPER & FOREST PRODUCTS—2.4%
	Domtar Corp.
750	7.875%—10/15/2011	671
	Georgia Pacific Corp.
2,500	8.125%—05/15/2011	2,519
2,000	8.250%—05/01/2016[3]	2,010

		4,529

	Graphic Packaging International Inc.
2,500	8.500%—08/15/2011	2,456

		7,656

PERSONAL PRODUCTS—0.1%
	Sally Holdings LLC
200	9.250%—11/15/2014	201

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

PHARMACEUTICALS—0.4%
	Warner Chilcott Corp.
$1,200	8.750%—02/01/2015	$1,185

REAL ESTATE INVESTMENT TRUSTS (REITs)—0.1%
	Omega Healthcare Investors Inc.
500	7.000%—04/01/2014	469

SPECIALTY RETAIL—0.4%
	United Auto Group Inc.
1,750	7.750%—12/15/2016	1,286

TEXTILES, APPAREL & LUXURY GOODS—0.0%
	Phillips-Van Heusen Corp.
125	8.125%—05/01/2013	123

WIRELESS TELECOMMUNICATION SERVICES—2.9%
	American Tower Corp.
750	7.000%—10/15/2017	742
250	7.125%—10/15/2012	253

		995

	Centennial Communications Corp.
1,250	6.958%—01/01/2013	1,259
350	8.125%—02/01/2014	365

		1,624

	Crown Castle GS III Corp.
1,000	7.750%—05/01/2017[3]	1,014
	Crown Castle International Corp.
3,200	9.000%—01/15/2015	3,280
	Intelsat Bermuda Ltd.
2,550	7.625%—04/15/2012	2,308

		9,221

TOTAL CORPORATE BONDS & NOTES (Cost $219,645)		226,280

OTHER INVESTMENT COMPANIES—0.5%
Shares
DIVERSIFIED FINANCIAL SERVICES—0.5%
10,000	iShares iBoxx $ High Yield Corporate Bond Fund	763
24,400	SPDR Barclays Capital High Yield Bond ETF	808

TOTAL OTHER INVESTMENT COMPANIES (Cost $1,518)		1,571

SHORT-TERM INVESTMENTS—13.7%
(Cost $43,296)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$43,296	Repurchase Agreement with State Street Corp. dated April 30, 2009 due May 1, 2009 at 0.010% collateralized by Federal Home Loan Mortgage Corp. (market value $43,296)	43,296

TOTAL INVESTMENTS—105.9% (Cost $326,133)		335,967

CASH AND OTHER ASSETS, LESS LIABILITIES—(5.9)%		(18,760)

TOTAL NET ASSETS—100.0%		$317,207

14

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2009, based on the inputs used to value them.

Valuation Description	Investments in Securities
Level 1—Quoted Prices	$2,029
Level 2—Other Significant Observable Inputs	333,938
Level 3—Significant Unobservable Inputs	—

Total	$335,967

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

1	Position or a portion of the position represents an unsettled loan commitment. At period end, the total market value of unsettled commitments totaled $16,967 or 5% of net assets. The coupon rate will be determined at the time of settlement.

2	MTN after the name of a security stands for Medium Term Note.

3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the Fund’s investment adviser (Harbor Capital Advisors, Inc.), or using valuation procedures approved by the Fund’s Board of Trustees. At April 30, 2009, these securities were valued at $20,835 or 7% of net assets.

4	Step coupon security.

5	Floating rate security. The stated rate represents the rate in effect at April 30, 2009.

The accompanying notes are an integral part of the financial statements.

15

Harbor Bond Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment

Management Company LLC (“PIMCO”)

840 Newport Center Drive

P. O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

William Gross

Since 1987

PIMCO has subadvised the Fund since its inception in 1987.

INVESTMENT GOAL

Total return.

PRINCIPAL STYLE
CHARACTERISTICS

Intermediate bonds with overall portfolio rated high quality.

William Gross

Management’s Discussion of

Fund Performance

MARKET REVIEW

In the six months ended April 30, 2009, interest rates fell and yield curves continued to steepen in the U.S., Europe, and the United Kingdom. Investors turned to the safety of government bonds in November and December but sold longer maturities in favor of riskier assets to start off calendar year 2009. To bolster lending in the U.S., the Federal Reserve and U.S. Treasury Department employed a series of unprecedented measures, including a $300 billion plan to purchase Treasuries, the launch of the Term Asset-Backed Securities Loan Facility (TALF), an expansion of purchase programs for both mortgage-backed securities and agency debentures, a planned Public-Private Investment Plan (PPIP), and a reduction in the federal funds rate to a range of 0% to 0.25%. Additionally, Congress passed a stimulus package of more than $700 billion designed to create jobs and help the economy weather its longest slump since World War II.

In the first four months of the fiscal half-year, investors continued to focus on the problems of banking institutions in the U.S. and globally. Stock prices plummeted and spreads widened on investment-grade bonds. In the United States, AIG, Bank of America, and Citigroup received new capital injections and guarantees on their illiquid asset holdings. The Treasury also converted its preferred shares of Citigroup to common, thereby becoming one of Citigroup’s largest stockholders.

PERFORMANCE

Harbor Bond Fund outperformed its benchmark, the Barclays Capital Aggregate Bond Index, for the first half of the 2009 fiscal year. The Fund posted returns of 8.08% (Institutional Class) and 7.96% (Administrative Class), compared to a gain of 7.74% for the index. The Fund also outperformed the index for the five years and 10 years ended April 30, 2009.

The following is a summary of the main contributors to the portfolio’s outperformance relative to its benchmark.

•

An overweighted position in US. government agency mortgage-backed securities. These securities have outperformed nearly all other sectors of the fixed income universe since the Federal Reserve began its purchase program a few months ago. The Fund had been positioned with an overweight to agency mortgages prior to the federal government’s decision to take Fannie Mae and Freddie Mac into conservatorship and retains the overweight given our high-quality bias.

•

Curve-steepening biases. In the U.S., the United Kingdom, Australia, and the eurozone, the portfolio was positioned to benefit from a steepening yield curve. While this strategy detracted from performance in November and December amid an historic rally in long maturities, it benefited substantially to start calendar 2009 as long yields moved higher while global LIBOR rates fell to record lows.

•

Exposure to Treasury Inflation-Protection Securities (TIPS). Toward the end of calendar 2008, inflation-linked bonds sold off as investors sought more-liquid, high-quality assets such as Treasuries. As the inflation implied by inflation-linked securities fell below 0% far out along the yield curve, we added TIPS to the portfolio, seeking to benefit from both technical dislocations in the TIPS market and the Federal Reserve’s plan to re-inflate the economy. TIPS significantly outperformed Treasuries to start the New Year.

16

Harbor Bond Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Federal National Mortgage Association TBA (6.000% - 05/01/2039)	20.3%

Federal National Mortgage Association TBA (6.000% - 06/11/2039)	17.5%

Federal National Mortgage Association TBA (5.500% - 05/01/2039)	11.3%

Federal National Mortgage Association TBA (5.500% - 06/11/2039)	7.0%

Federal National Mortgage Association (5.500% - 11/01/2038)	4.5%

Federal National Mortgage Association (5.500% - 10/01/2038)	3.4%

Federal National Mortgage Association (5.500% - 02/01/2035)	2.9%

U.S. Treasury Bonds (2.000% - 07/15/2014)	2.7%

Federal National Mortgage Association TBA (5.000% - 05/01/2039)	2.6%

Federal National Mortgage Association (5.000% - 03/01/2036)	2.6%

•

Overweight to corporate bonds. Investment-grade corporates began their advance in December and continued to rally in 2009, led by industrials and utilities. Spreads tightened from near-record levels as investment-grade corporate bonds outperformed U.S. Treasuries by more than 700 basis points, or 7 percentage points.

The following is a summary of the main detractors from portfolio performance relative to the benchmark.

•

Emphasis on financial institutions. While investment-grade corporate bonds rallied and the portfolio’s overweight certainly benefited, sector selection was a detractor from performance as financials lagged. Exposure to subordinated financials further detracted from performance.

•

Swap spread curve-steepening strategy. A swap spread curve-steepening bias detracted from performance. Long- maturity swap spreads fell sharply below 0 in November, a reflection of illiquid capital markets and investors searching for cheap forms of duration such as unfunded interest rate swaps.

OUTLOOK AND STRATEGY

We expect the severe global recession to continue throughout calendar 2009 despite fiscal and monetary stimulus. The recession should produce disinflation and may result in deflation in some economies for a time. While we expect China to suffer less than developed economies, we do not believe it will be able to decouple from the rest of the world. It is unclear how much traction global policy initiatives will gain by 2010, but when recovery comes it is unlikely to be very robust. Interest rates are likely to remain low worldwide, in our view, with the 10-year Treasury note yielding from 2% to 3% over the next year.

With regard to strategy, we expect to retain an emphasis on assets at the top of the economy’s capital structure as uncertainties cloud the investment horizon. We plan to focus less on interest rate strategies and more on high-quality assets that offer attractive yield premiums. The portfolio’s duration should target near that of the index, as interest rates seem unlikely to fall much further from current low levels. We look to decrease exposure to strategies designed to benefit from a steeper yield curve, especially in the U.S. As monetary conditions in the U.K., Europe, and Australia ease, we likely will decrease similar yield-curve positions there as well. We plan to retain an overweight in agency mortgage-backed securities; these bonds currently offer yields well above Treasuries but with similar credit quality in light of expected government support. There will likely be a focus on debt securities of financial institutions that are supported either by TARP capital, FDIC guarantees, or access to the Federal Reserve’s liquidity facilities. We plan to own inflation-linked bonds, which typically offer an explicit government guarantee and where valuations reflect unrealistically low expectations of long-run inflation. We look to hold high-quality municipal bonds, especially longer maturities, which present minimal default risk and offer historically attractive yields compared to taxable bonds. Finally, we plan to own upper tier, non-agency, mortgage-backed and asset-backed bonds that offer compelling yields.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal investment strategies. References to securities that are backed by the full faith and credit of the U.S. Government do not apply to the shares of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

17

Harbor Bond Fund

FUND SUMMARY—April 30, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	014

Cusip	411511108

Ticker	HABDX

Inception Date	12/29/1987

Net Expense Ratio	0.56%[a]

Total Net Assets (000s)	$4,342,251

ADMINISTRATIVE CLASS

Fund #	214

Cusip	411511686

Ticker	HRBDX

Inception Date	11/01/2002

Net Expense Ratio	0.81%[a]

Total Net Assets (000s)	$108,194

a	Annualized.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Average Market Coupon	4.90%	5.02%

Yield to Maturity	7.50%	4.10%

Current 30-Day Yield (Institutional Class)	0.05%	N/A

Weighted Average Maturity	6.36 years	5.94 years

Weighted Average Duration	4.62 years	3.96 years

Weighted Average Credit Quality	AA	AA1/AA2

Portfolio Turnover Rate—Unannualized (6-Month Period Ended 04/30/2009)	246%	N/A

CREDIT QUALITY (% of investments)

(Excludes short-term investments)

FUND CATEGORY

Reflects the weighted average of maturity and credit quality of the collective portfolio holdings; individual investments may have different characteristics.

MATURITY PROFILE (% of investments)

18

Harbor Bond Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/1999 through 04/30/2009

The graph compares a $10,000 investment in the Fund with the performance of the Barclays Capital Aggregate (U.S.) Bond Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Bond Fund
Institutional Class	8.08%	2.43%	5.26%	6.16%	12/29/1987	$18,176
Comparative Index
Barclays Capital Aggregate (U.S.) Bond	7.74%	3.84%	4.78%	5.71%	—	$17,431

Administrative Class

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 04/30/2009

The graph compares a $10,000 investment in the Fund with the performance of the Barclays Capital Aggregate (U.S.) Bond Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Bond Fund
Administrative Class	7.96%	2.19%	4.99%	5.07%	11/01/2002	$13,785
Comparative Index
Barclays Capital Aggregate (U.S.) Bond	7.74%	3.84%	4.78%	4.62%	—	$13,413

As stated in the Fund’s current prospectus, the expense ratios were 0.60% (Institutional Class) and 0.85% (Administrative Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

19

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—April 30, 2009 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash, short-term investments, and derivative positions of –66.6%)

ASSET-BACKED SECURITIES—1.7%
Principal Amount (000s)		Value (000s)

	ACE Securities Corp.
	Series 2006-ASP5 Cl. A2A
$450	0.518%—10/25/2036[1,2]	$426
	American Express Credit Corp. MTN[3]
4,400	5.875%—05/02/2013[2]	4,339
	Asset Backed Funding Certificates
	Series 2006-HE1 Cl. A2A
1,296	0.498%—01/25/2037[1,2]	1,068
	BA Credit Card Trust
4,200	1.031%—04/15/2013[1,2]	4,131
	Banc of America Commercial Mortgage Inc.
2,500	5.745%—02/10/2051[2,4]	1,955
	Bank of America Credit Card Trust
9,500	1.651%—12/16/2013[1,2]	9,312
	Bear Stearns Commercial Mortgage Securities
2,745	5.116%—02/11/2041[2,4]	2,370
2,100	5.471%—01/12/2045[2,4]	1,772
7,700	5.703%—06/11/2050[2]	6,654

		10,796

	Citigroup/Deutsche Bank Commercial Mortgage
2,600	5.322%—12/11/2049[2]	1,943
	Countrywide Asset-Backed Certificates Series 2006-16 Cl. 2A1
177	0.059%—12/25/2046[1,2]	172
	Series 2006-19 Cl. 2A1
762	0.582%—03/25/2037[1,2]	737
	Series 2001-BC3 Cl. A
331	0.918%—12/25/2031[1,2]	177

		1,086

	Credit Suisse Mortgage Capital Certification
700	5.847%—03/15/2039[2,4]	514
	Credit-Based Asset Servicing & Securitization LLC
	Series 2006-CB9 Cl. A1
1,721	0.582%—11/25/2036[1,2]	1,369
	First Franklin Mortgage Loan Asset Backed Certificates
	Series 2006-FF9 Cl. 2A1
251	0.498%—06/25/2036[1,2]	248

ASSET-BACKED SECURITIES—Continued
Principal Amount (000s)		Value (000s)

	Greenwich Capital Markets Inc.
$300	4.799%—08/10/2042	$251
	GSAMP Trust
1,364	0.508%—09/25/2036-12/25/2036[1,2]	1,146
	HSI Asset Securitization Corp. Trust Pass Through Certificates
	Series 2006-HE2 Cl. 2A1
956	0.488%—12/25/2036[1,2]	533
	Indymac Residential Asset Backed Trust
	Series 2006-E Cl. 2A1
715	0.582%—04/25/2037[1,2]	671
	JP Morgan Chase Commercial Mortgage
200	6.007%—06/15/2049[2,4]	172
	JP Morgan Mortgage Acquisition Corp. Pass Through Certificates
	Series 2006-WMC3 Cl. A2
369	0.488%—08/25/2036[1,2]	348
	Long Beach Mortgage Loan Trust
	Series 2004-4 Cl. 1A1
119	0.718%—10/25/2034[1,2]	62
	Merrill Lynch/Countrywide Commercial Mortgage
2,600	5.172%—12/12/2049[2,4]	1,777
	Morgan Stanley Capital Inc.
1,200	5.387%—03/12/2044[2,4]	980
400	5.809%—12/12/2049[2]	312
12,400	5.881%—06/11/2049[2,4]	9,702

		10,994

	Option One Mortgage Loan Trust
	Series 2007-1 Cl. 2A1
928	0.488%—01/25/2037[1,2]	857
	Park Place Securities Inc.
	Series 2004-MCW1 Cl. A1
4,200	0.750%—10/25/2034[1,2]	3,026
	Residential Asset Mortgage Products Inc. Pass Through Certificates
	Series 2006-RZ4 Cl. A1A
850	0.498%—10/25/2036[1,2]	797
	Residential Asset Securities Corp.
	Series 2006-KS9 Cl. AI1
637	0.518%—11/25/2036[1,2]	579
	Saxon Asset Securities Trust
	Series 2006-3 Cl. A1
359	0.498%—11/25/2036[1,2]	351
	SBI Home Equity Loan Trust Pass Through Certificates
	Series 2006-1A Cl. 1A2A
956	0.608%—08/25/2036[1,2,5]	859
	Securitized Asset Backed Receivables LLC Pass Through Certificates
	Series 2007-HE1 Cl. 2A2
1,881	0.498%—12/25/2036[1,2]	1,162
	SLM Student Loan Trust
1,320	1.392%—01/25/2015[1,2]	1,305
	Small Business Administration Series 2003-20I Cl. 1
581	5.130%—09/01/2023[2]	607
	Series 2001-20A Cl. 1
1,441	6.290%—01/01/2021[2]	1,535
	Series 2000-P10 Cl.1
92	7.449%—08/10/2010[2]	95

		2,237

20

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

ASSET-BACKED SECURITIES—Continued
Principal Amount (000s)		Value (000s)

	Wachovia Bank Commercial Mortgage Trust
$2,600	0.731%—06/15/2049[1,2,5]	$888
2,000	5.308%—11/15/2048[2]	1,579
11,800	5.416%—01/15/2045[2,4]	9,625

		12,092

	Wells Fargo Home Equity Trust
	Series 2006-3 Cl. A1
285	0.488%—01/25/2037[1,2]	278

TOTAL ASSET-BACKED SECURITIES (Cost $80,773)		76,684

BANK LOAN OBLIGATIONS—0.2%
	Cablevision Systems Corp. (Term B)
1,150	7.070%—03/29/2013	1,065
505	7.110%—03/29/2013	468

		1,533

	Chrysler Finance Co. (Term B)
12,805	9.000%—08/03/2014[2]	8,594

TOTAL BANK LOAN OBLIGATIONS (Cost $13,977)		10,127

COLLATERALIZED MORTGAGE OBLIGATIONS—4.4%
	American Home Mortgage Investment Trust
	Series 2004-4 Cl. 4A
1,765	4.390%—02/25/2045[1,2]	1,075
	Banc of America Funding Corp.
	Series 2005-D Cl. A1
2,653	3.990%—05/25/2035[1,2]	2,060
	Bear Stearns Adjustable Rate Mortgage Trust
	Series 2000-2 Cl. A1
126	4.562%—11/25/2030[1,2]	114
	Series 2005-10 Cl. A1
7,521	4.750%—10/25/2035[1,2]	7,248
	Pass Thru Certificates
	Series 2003-1 Cl. 6A1
1,068	5.031%—04/25/2033[2,4]	944

		8,306

	Bear Stearns Alt-A Trust
	Series 2006-8 Cl. 3A1
2,906	0.682%—02/25/2034[1,2]	1,464
	Series 2005-4 Cl. 3A1
3,466	5.364%—05/25/2035[2,4]	1,979
	Pass Through Certificates
	Series 2005-7 Cl. 2A1
1,734	5.491%—09/25/2035[2,4]	899

		4,342

	Bear Stearns Commercial Mortgage Securities
700	5.331%—02/11/2044[2]	572
	Series 2006 PWR11 Cl. A4
1,810	5.456%—03/11/2039[2,4]	1,552
	Series 2007-PW18 Cl. A4
6,400	5.700%—06/11/2050[2]	5,203
	Series 2006 PW12 Cl. A4
2,410	5.720%—09/11/2038[2,4]	2,084

		9,411

	Bear Stearns Mortgage Funding Trust
	Series 2007-AR1 Cl. 2A1
3,697	0.508%—02/25/2037[1,2]	3,269

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

	Commercial Mortgage Pass Through Certificate
	Series 2006-C8 Cl A4
$7,700	5.306%—12/10/2046[2]	$5,910
	Countrywide Alternative Loan Trust Class 1A1
	Series 2005-59
22,908	0.777%—11/20/2035[1,2]	9,232
	Countrywide Home Loan Mortgage Pass Through Trust
	Series 2004-HYB9 Cl. 1A1
6,697	4.729%—02/20/2035[2,4]	4,891
	Series 2004-22 Cl. A3
3,677	4.785%—11/25/2034[2,4]	2,322
	Series 2005-HYB9 Cl. 3A2A
1,199	5.250%—02/20/2036[1,2]	777
	Series 2003-10 Cl. A2
142	5.750%—05/25/2033[2]	140

		8,130

	Federal Home Loan Mortgage Corp. REMIC[6]
48,867	0.601%—07/15/2019-10/15/2020[1,2]	47,797
22,178	0.681%—02/15/2019[1,2]	21,663
2,951	0.751%—05/15/2036[1,2]	2,889
230	0.901%—11/15/2030[1,2]	225
4,164	5.000%—04/25/2033[2]	4,325
389	8.000%—08/15/2022[2]	414
60	9.000%—12/15/2020[2]	65

		77,378

	Federal National Mortgage Association
547	6.500%—12/25/2042[2]	581
	Federal National Mortgage Association REMIC[6]
	Series 2006-5 Cl. 3A2
701	4.689%—05/25/2035[1,2]	710
	FHLMC Structured Pass Through Securities
	Series T-63 Cl. 1A1
385	2.830%—02/25/2045[1,2]	345
1,377	4.483%—08/15/2032[2,4]	1,393

		1,738

	First Nationwide Trust
	Series 2001-3 Cl. 1A1
11	6.750%—08/25/2031[2]	11
	Greenwich Capital Commercial Funding
	Series 2007-GG9
2,500	5.444%—03/10/2039[2]	1,964
	GS Mortgage Securities Corporation II
	Series 2007-GG10
6,700	5.993%—08/10/2045[2,4]	5,080
	GSR Mortgage Loan Trust Pass Through Certificates
	Series 2005-AR6 Cl. 2A1
11,939	4.509%—09/25/2035[1,2]	9,166
	Pass Through Certificates
	Series 2005-AR7 Cl. 6A1
4,687	5.243%—11/25/2035[2,4]	3,162

		12,328

	Harborview Mortgage Loan Trust Pass-through Certificates
	Series 2005-2 Cl. 2A1A
726	0.669%—05/19/2035[1,2]	293
	IndyMac ARM Trust
	Series 2001-H2 Cl. A2
15	4.442%—01/25/2032[1,2]	10

21

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

	IndyMac Index Mortgage Loan Trust Pass Through Certificates
	Series 2005-AR31 Cl. 1A1
$4,372	4.756%—01/25/2036[2,4]	$2,032
	J.P. Morgan Chase Commercial Mortgage Securities
	Series 2007-LD12
1,600	5.882%—02/15/2051[2,4]	1,199
	Trust 2006
5,125	5.336%—05/15/2047[2]	3,971
	Trust 2007
15,100	5.420%—01/15/2049[2]	11,497

		16,667

	LB-UBS Commercial Mortgage Trust Pass Through Certificates Series 2006-C6 Cl. A4
2,200	5.372%—09/15/2039[2]	1,778
	Lehman Brothers Floating Rate Commercial Mortgage Trust Pass Through Certificates
	Series 2006-LLFA Cl. A1
556	0.531%—09/15/2021[1,2,5]	459
	Merrill Lynch Mortgage Investors Inc. Pass Through Certificates
	Series 2005-A10 Cl. A
2,194	0.648%—02/25/2036[1,2]	1,215
	Series 2005-3 Cl. 4A
638	0.688%—11/25/2035[1,2]	386

		1,601

	Merrill Lynch/Countrywide Commercial MTG Class A4
	Series 2007-6
1,800	5.485%—03/12/2051[2,4]	1,226
	Morgan Stanley Capital I
	Series 2007-XLFA Cl. A1
1,279	0.512%—10/15/2020[1,2,5]	929
	Residential Funding Mortgage
	Series 2006-SA1 Cl. 2A1
1,196	5.571%—02/25/2036[2,4]	698
	Sovereign Commercial Mortgage Securities
	Series 2007-C1 Cl. A2
1,100	5.835%—07/22/2030[2,4,5]	966
	Structured Asset Mortgage Investments Inc. Pass Through Certificates
	Series 2005-AR5 Cl. A2
2,517	0.697%—07/19/2035[1,2]	1,722
	Structured Asset Securities Corp.
	Series 2002-1A Cl. 4A
44	4.687%—02/25/2032[1,2]	39
	Series 2001-21A Cl. 1A1
43	5.140%—01/25/2032[1,2]	41

		80

	Thornburg Mortgage Securities Trust Pass Through Certificates
	Series 2006-6 Cl. A1
2,845	0.548%—11/25/2046[1,2]	2,453
	Wachovia Bank Commercial Mortgage Trust
	Series 2006-WHL7 Cl. A1
11,625	0.541%—03/15/2021[1,2,5]	8,165
	Series 2007-C31
2,300	5.509%—04/15/2047[2]	1,584

		9,749

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

	Washington Mutual Pass Through Certificates
	Series 2005-AR13 Cl. A1A1
$830	0.728%—10/25/2045[1,2]	$392
	Wells Fargo Mortgage Backed Securities
	Series 2006-AR2 Cl. A1
4,572	4.950%—03/25/2036[2,4]	3,054

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $234,935)		195,634

CORPORATE BONDS & NOTES—29.4%
	Access Group Inc.
22,838	2.392%—10/27/2025[1,2]	21,139
	AIG Sunamerica Inst Fund
20,000	1.242%—07/26/2010	16,200	[z]
	Allstate Life Global Funding Trust MTN[3]
4,600	5.375%—04/30/2013[2]	4,535
	American Airlines Inc.
	Series 2001-2 Cl. A1
131	6.978%—04/01/2011[2]	119
	American Express Bank
600	0.503%—06/22/2009[1,2]	595
6,500	5.500%—04/16/2013[2]	6,117
9,500	6.000%—09/13/2017[2]	8,092

		14,804

	American Express Centurion Bank
10,800	0.501%—03/23/2010[1,2]	10,196
9,500	6.000%—09/13/2017[2]	8,092

		18,288

	American Express Credit Corp.
100	0.681%—12/02/2010[1,2]	91
	American Express Credit Corp. MTN[3]
400	0.613%—06/16/2011[1,2]	349
	American Express Global
6,400	7.000%—03/19/2018[2]	6,080
	American General Finance Corp. MTN[3]
5,253	4.625%—09/01/2010[2]	3,145
1,800	4.875%—05/15/2010[2]	1,197

		4,342

	American Honda Finance Corp. MTN[3]
5,700	1.291%—02/09/2010[1,2,5]	5,668
	American International Group Inc.
€5,300	4.875%—03/15/2067[4]	245
$900	5.050%—10/01/2015[2]	328
100	5.375%—10/18/2011[2]	53
1,100	8.250%—08/15/2018[2,5]	387
363	8.500%—08/01/2011[2]	1,856
£1,400	8.625%—05/22/2038[4]	98

		2,967

	American International Group Inc. MTN[3]
$7,000	1.379%—03/20/2012[1,2]	3,099
1,800	4.950%—03/20/2012[2]	721

		3,820

	Amgen Inc.
24,000	6.900%—06/01/2038[2]	25,823

22

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	Anadarko Petroleum Corp.
$15,200	1.720%—09/15/2009[1,2]	$15,178
	Anheuser-Busch Cos Inc.
200	5.500%—01/15/2018[2]	189
	ANZ National International Ltd.
5,000	1.281%—08/07/2009[1,2,5]	4,998
	AstraZeneca plc
1,700	5.900%—09/15/2017[2]	1,792
1,600	6.450%—09/15/2037[2]	1,728

		3,520

	AT&T Inc.
4,200	4.950%—01/15/2013[2]	4,355
5,000	5.500%—02/01/2018[2]	5,000
2,900	6.300%—01/15/2038[2]	2,691

		12,046

	Bank of America Corp.
47	7.250%—12/31/2049[2]	26,888
14,150	8.000%—12/29/2049[2,4]	8,050

		34,938

	Barclays Bank plc
26,700	5.450%—09/12/2012[2]	27,142
	Bear Stearns Cos. Inc.
4,400	1.448%—08/15/2011[2]	4,137
13,700	1.507%—07/19/2010[1,2]	13,476
4,971	6.400%—10/02/2017[2]	4,846

		22,459

	Bear Stearns Cos. Inc. MTN[3]
7,800	1.341%—08/21/2009[1,2]	7,781
14,831	6.950%—08/10/2012[2]	15,626

		23,407

	BNP Paribas
9,600	5.186%—06/29/2049[2,4,5]	4,991
	Calabash Re Ltd.
	Series 2006-I Cl. A1
1,100	9.720%—01/08/2010[1,5]	1,060
	Cemex Inc.
3,100	6.722%—12/31/2049[2,4,5]	1,393
	China Development Bank
600	5.000%—10/15/2015[2]	630
	Citigroup Capital XVIII
£700	6.829%—06/28/2067	337
	Citigroup Capital XXI
$66,399	8.300%—12/21/2057[2,4]	40,478
	Citigroup Funding Inc. MTN[3]
3,600	1.226%—06/26/2009[1,2]	3,576
	Citigroup Inc.
9,000	1.262%—12/28/2009[1,2]	8,686
8,700	1.358%—08/17/2009[1,2]	7,923
€2,000	4.750%—05/31/2017	1,497
$1,700	5.300%—10/17/2012[2]	1,502
20,500	5.500%—08/27/2012-04/11/2013[2]	18,290
1,100	5.850%—07/02/2013[2]	985
12,200	6.000%—02/21/2012-08/15/2017[2]	10,734
5,600	6.125%—08/25/2036[2]	3,320
9,100	7.250%—10/01/2010[2]	8,437
18,800	8.400%—04/29/2049[2,4]	12,598

		73,972

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	Codelco Inc.
$500	6.150%—10/24/2036[2,5]	$420
	Comcast Corp.
5,500	1.439%—07/14/2009[1,2]	5,496
1,200	5.875%—02/15/2018[2]	1,190
1,200	6.450%—03/15/2037[2]	1,116

		7,802

	Daimler Chrysler Auto Trust
	Series 2008-B Cl. A2B
6,332	1.406%—07/08/2011[1,2]	6,316
	Series 2008-B Cl. A3B
3,300	1.956%—09/10/2012[1,2]	3,116

		9,432

	DaimlerChrysler North America Holding Corp. MTN[3]
4,400	1.634%—08/03/2009[1,2]	4,362
	Dell Inc.
8,800	5.650%—04/15/2018[2]	8,622
	Deutsche Bank AG
8,400	6.000%—09/01/2017[2]	8,233
	Dominion Resources Inc.
27,970	2.366%—06/17/2010[1,2]	27,246
	El Paso Corp. MTN[3]
200	8.050%—10/15/2030[2]	153
	Enel Finance International SA
12,600	6.250%—09/15/2017[2,5]	11,634
	Export-Import Bank of China
600	4.875%—07/21/2015[2,5]	619
	Fifth Third Bank Corp.
21,900	8.250%—03/01/2038[2]	12,823
	Ford Credit Auto Owner Trust
16,365	1.651%—12/15/2010[1,2]	16,344
	Ford Motor Credit Co. LLC
10,500	3.889%—01/13/2012[1,2]	7,521
6,800	5.700%—01/15/2010[2]	6,393
5,530	7.250%—10/25/2011[2]	4,537
3,000	7.375%—10/28/2009[2]	2,881

		21,332

	Gaz Capital SA
900	6.212%—11/22/2016[2,5]	682
	Gazprom LPN
4,400	10.500%—10/21/2009	4,525
	General Electric Capital Corp.
23,519	0.572%—03/20/2013[1,2]	18,616
300	1.226%—10/06/2010[1,2]	285
€14,500	5.500%—09/15/2067	8,729

		27,630

	General Electric Capital Corp. MTN[3]
$900	1.122%—10/26/2009[1,2]	890
2,500	1.177%—01/20/2010[1,2]	2,459
5,000	1.308%—08/15/2011[1,2]	4,532
2,000	1.357%—01/08/2016[1,2]	1,406
6,400	5.875%—01/14/2038[2]	4,429
6,300	6.875%—01/10/2039[2]	4,950

		18,666

	GMAC LLC
800	6.000%—12/15/2011[2]	517

23

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	Goldman Sachs Group Inc.
$7,700	1.317%—06/23/2009[1,2]	$7,695
22,200	5.950%—01/18/2018[2]	20,637
5,200	6.150%—04/01/2018[2]	4,913
9,100	6.250%—09/01/2017[2]	8,620
€400	6.375%—05/02/2018	500

		42,365

	Goldman Sachs Group Inc. MTN[3]
$8,780	1.430%—07/23/2009[1,2]	8,770
	HBOS Treasury Services plc MTN[3]
7,300	1.153%—07/17/2009[1,2,5]	7,273
	HSBC Bank USA
5,400	1.433%—06/10/2009[1,2]	5,394
	HSBC Finance Corp.
3,300	1.162%—10/21/2009[1,2]	3,223
	HSBC Holdings plc
1,700	6.500%—05/02/2036[2]	1,476
	ICICI Bank Ltd.
7,100	1.679%—01/12/2010[1,2,5]	6,818
	International Lease Finance Corp. MTN[3]
900	4.950%—02/01/2011[2]	698
	JP Morgan Chase & Co
24,227	6.625%—03/15/2012[2]	25,253
6,200	7.900%—04/29/2049[2,4]	4,728

		29,981

	JP Morgan Chase Bank
7,000	6.000%—10/01/2017[2]	6,541
	JP Morgan Chase Capital XX
800	6.550%—09/29/2036[2]	572
	KeyBank NA
8,500	3.511%—06/02/2010[1,2,5]	8,406
	Keycorp MTN[3]
2,300	6.500%—05/14/2013[2]	2,187
	Korea Development Bank
15,000	1.317%—04/03/2010[1,2]	14,625
	Lehman Brothers Holdings Inc.*
€8	1.000%—04/05/2011	1
$11,900	2.911%—08/21/2024	1,726
€1,100	5.125%—06/27/2014	206

		1,933

	Lehman Brothers Holdings Inc. MTN*[3]
$200	2.850%—12/23/2008	29
7,500	2.880%—04/03/2024	1,088
1,100	2.951%—05/25/2010	160
3,000	2.966%—11/10/2009	435
3,400	3.010%—07/18/2011	493
13,270	3.487%—01/26/2017	1,924
5,000	5.625%—01/24/2013	750
2,200	6.875%—05/02/2018	338

		5,217

	Lloyds Banking Group plc
800	5.920%—09/29/2049[5]	224
	Merrill Lynch & Co. Inc.
12,700	1.720%—05/02/2017[1,2]	5,348
5,100	6.400%—08/28/2017[2]	4,155

		9,503

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	Merrill Lynch & Co. Inc. MTN[3]
$15,500	1.291%—05/08/2009[1,2]	$15,492
4,400	1.328%—08/14/2009[1,2]	4,327
5,400	1.346%—12/04/2009[1,2]	5,232
17,700	6.875%—04/25/2018[2]	14,940

		39,991

	MetLife Inc.
1,600	6.400%—12/15/2036[2]	858
	Metropolitan Life Global Funding I MTN[3]
8,800	1.278%—05/17/2010[1,2,5]	8,249
	Monumental Global Funds
3,400	5.500%—04/22/2013[2,5]	3,174
	Morgan Stanley
2,400	1.291%—05/07/2009[1,2]	2,400
£3,000	1.710%—07/20/2012	3,208
3,000	1.845%—04/13/2016	2,634

		8,242

	Morgan Stanley MTN[3]
$14,400	1.221%—01/15/2010[1,2]	14,087
9,400	3.337%—05/14/2010[1,2]	9,180

		23,267

	MUFG Capital Finance 5 Ltd.
£1,261	6.299%—01/25/2049	1,090
	National Australia Bank Ltd.
$4,700	1.353%—09/11/2009[1,2,5]	4,694
32,300	1.691%—02/08/2010[1,2,5]	32,284

		36,978

	National City Bank Cleveland Ohio MTN[3]
7,000	4.500%—03/15/2010[2]	7,021
	Nationwide Life Global Funding
43,200	5.450%—10/02/2012[2,5]	38,433
	NGPL PipeCo LLC
4,000	6.514%—12/15/2012[2,5]	3,953
	Oracle Corp.
10,200	4.950%—04/15/2013[2]	10,843
10,000	5.750%—04/15/2018[2]	10,613

		21,456

	Peabody Energy Corp.
1,500	7.875%—11/01/2026[2]	1,380
	Petroleos Mexicanos
20,100	8.000%—05/03/2019[5]	21,483
	Petroleum Export Ltd.
397	5.265%—06/15/2011[2,5]	346
	Philip Morris International Inc.
3,000	5.650%—05/16/2018[2]	3,041
	President and Fellows of Harvard College
9,000	6.000%—01/15/2019[2,5]	9,673
47,000	6.500%—01/15/2039[2,5]	50,064

		59,737

	Pricoa Global Funding
6,200	1.274%—01/30/2012[1,2,5]	4,653
5,200	1.428%—09/27/2013[1,2,5]	3,499

		8,152

24

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	Principal Life Inc. MTN[3]
$4,100	5.300%—04/24/2013[2]	$3,867
6,400	5.550%—04/27/2015[2]	5,964

		9,831

	Qwest Capital Funding Inc.
43	7.250%—02/15/2011[2]	42
	Qwest Corp.
300	7.500%—06/15/2023[2]	240
2,400	7.625%—06/15/2015[2]	2,286

		2,526

	Ras Laffan LNG III Series B
1,800	5.838%—09/30/2027[2,5]	1,384
	Resona Bank Ltd.
800	5.850%—09/29/2049[2,4,5]	446
	Rohm & Haas Co.
2,500	6.000%—09/15/2017[2]	2,159
	Santander Perpetual SA Unipersonal
10,500	6.671%—10/29/2049[2,4,5]	6,572
	Santander US Debt SA Unipersonal
5,000	1.331%—11/20/2009[1,2,5]	4,956
	Siemens Finance NV
6,100	1.288%—08/14/2009[1,2,5]	6,081
18,000	5.500%—02/16/2012[2,5]	18,719

		24,800

	Small Business Administration
11,032	5.720%—01/01/2029[2]	11,932
31,738	6.020%—08/01/2028[2]	34,704

		46,636

	SMFG Preferred Capital GBP 1 Ltd.
£600	6.164%—01/29/2049	354
	SMFG Preferred Capital USD 1 Ltd.
$2,300	6.078%—12/25/2049[2,4,5]	1,609
	State Street Capital Trust III
4,500	8.250%—12/29/2049[2,4]	3,065
	State Street Capital Trust IV
700	2.320%—06/01/2077[1,2]	285
	Sumitomo Mitsui Banking Corp.
5,900	5.625%—12/31/2049[2,4,5]	4,695
	Sun Life Financial Global Funding
24,500	1.326%—07/06/2011[1,2,5]	21,867
	Target Corp.
7,900	5.125%—01/15/2013[2]	8,206
	Time Warner Inc.
4,400	1.461%—11/13/2009[1,2]	4,371
	TNK-BP Finance SA
900	6.125%—03/20/2012[2,5]	765
	TransCanada Pipelines Ltd
2,400	7.625%—01/15/2039[2]	2,629
	TransCapitalInvest Ltd.
2,200	8.700%—08/07/2018[2,5]	1,933
	UBS AG
3,200	5.875%—12/20/2017[2]	2,811
	UBS AG MTN[3]
23,700	2.154%—05/05/2010[1,2]	22,873
3,600	5.750%—04/25/2018[2]	3,119

		25,992

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)			Value (000s)

		UFJ Finance Aruba AEC
	$200	6.750%—07/15/2013[2]	$204
		Union Pacific Corp.
	9,400	5.700%—08/15/2018[2]	9,042
		United Airlines Inc.*
	1,788	9.060%—06/17/2015	10
		United Health Group Inc.
	3,700	4.875%—02/15/2013[2]	3,610
		US Bank Capital IX
	8,900	6.189%—03/29/2049[2,4]	4,941
		Vale Overseas Ltd.
	900	6.250%—01/23/2017[2]	881
	900	6.875%—11/21/2036[2]	738

			1,619

		Verizon Communications Inc.
	400	5.250%—04/15/2013[2]	420
		Virginia Electric and Power Co.
	600	6.350%—11/30/2037[2]	622
		Wachovia Corp.
	1,600	5.625%—10/15/2016[2]	1,305
	10,200	5.750%—02/01/2018[2]	9,349

			10,654

		Wachovia Corp. MTN[3]
	3,800	1.311%—12/01/2009[1,2]	3,752
		Wells Fargo & Co.
	135,800	7.980%—02/28/2049[2,4]	76,146

	TOTAL CORPORATE BONDS & NOTES (Cost $1,493,357)		1,306,592

FOREIGN GOVERNMENT OBLIGATIONS—1.0%
		ANZ National International Ltd.
	6,200	6.200%—07/19/2013[2,5]	6,196
		Bank of Scotland plc
	6,300	1.340%—12/08/2010[1,2,5]	5,652
		Corp Nacional del Cobre de Chile-CODELCO
	6,600	7.500%—01/15/2019[2,5]	7,219
		Electricite de France NT
	5,100	5.500%—01/26/2014[2,5]	5,468
	5,100	6.500%—01/26/2019[2,5]	5,500
	5,100	6.950%—01/26/2039[2,5]	5,395

			16,363

		Federative Republic of Brazil
R$	2,200	10.250%—01/10/2028	911
		National Australia Bank Ltd.
	$5,100	5.350%—06/12/2013[2,5]	5,023
		Royal Bank of Scotland Group plc MTN[3]
	5,700	7.640%—03/31/2049[2,4]	1,654

	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $45,997)		43,018

25

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

MORTGAGE PASS-THROUGH—118.7%
Principal Amount (000s)		Value (000s)

	Federal Home Loan Mortgage Corp.
$58	4.680%—06/01/2024[1,2]	$59
2,800	4.875%—06/13/2018[2]	3,087
2,726	5.000%—10/01/2018[2]	2,833
3,700	5.000%—12/14/2018[2,3]	3,509
1,251	5.032%—08/01/2035[1,2]	1,285
141,654	5.500%—04/01/2037-09/01/2038[2]	146,688
5,829	6.000%—07/01/2016-08/01/2038[2]	6,131

		163,592

	Federal Home Loan Mortgage Corp. TBA[7]
105,105	5.000%—05/01/2039	215,217
23,000	5.500%—05/12/2039	23,794
58,200	6.000%—05/12/2039	60,755

		299,766

	Federal Housing Authority Project
	221D4 Banco-5
87	7.400%—02/01/2021	87
	221D4 Greystone 98-4
2,644	7.430%—10/01/2020	2,654	[z]

		2,741

	Federal National Mortgage Association
1,152	2.913%—10/01/2040[1,2]	1,142
3,814	4.500%—01/01/2023-11/01/2023[2]	3,924
5,213	4.631%—08/01/2035[1,2]	5,305
12,055	4.831%—06/01/2035[1,2]	12,376
300,876	5.000%—12/01/2016-10/01/2037[2]	310,575
62	5.000%—06/01/2019	65
944	5.055%—05/01/2035[1,2]	985
1,095,175	5.500%—01/01/2039[2]	1,137,292
290	5.500%—02/01/2023	303
6,384	5.500%—09/01/2036[1,2]	6,645
671,004	6.000%—04/01/2016-03/01/2039[2]	702,573
11,726	6.000%—05/18/2024-09/01/2037	12,284
1	9.000%—11/01/2009[2]	1

		2,193,470

	Federal National Mortgage Association TBA[7]
116,000	5.000%—06/11/2039-05/01/2039	119,255
1,084,000	5.500%—05/01/2039-06/11/2039	810,985
1,608,400	6.000%—05/01/2039-06/11/2039	1,680,380

		2,610,620

	Government National Mortgage Association
8,083	6.000%—03/15/2037-11/15/2038[2]	8,441
	Government National Mortgage Association II
425	4.125%—12/20/2024-11/20/2029[1,2]	432
598	4.625%—08/20/2022-07/20/2027[1,2]	605
3	4.630%—07/20/2024[1,2]	3
1,127	4.750%—02/20/2032[1,2]	1,150
355	5.375%—03/20/2017-02/20/2025[1,2]	366

		2,556

TOTAL MORTGAGE PASS-THROUGH (Cost $4,998,134)		5,281,186

MUNICIPAL BONDS—1.7%
	Arcadia Unified School District
7,200	5.000%—08/01/2037[2]	7,167
	Badger Tobacco Asset Securitization Corp.
4,300	6.375%—06/01/2032[2]	4,830

MUNICIPAL BONDS—Continued
Principal Amount (000s)		Value (000s)

	Buckeye Tobacco Settlement Financing Authority
$2,800	5.875%—06/01/2030[2]	$1,890
	California St.
15,700	5.000%—11/01/2037[2]	14,307
2,200	5.650%—04/01/2039[2]	2,270
2,300	7.500%—04/01/2034[2]	2,382
2,300	7.550%—04/01/2039[2]	2,401

		21,360

	Chicago Transit Authority
800	6.300%—12/01/2021[2]	800
11,200	6.899%—12/01/2040[2]	11,198

		11,998

	Los Angeles Community College
8,500	5.000%—08/01/2031[2]	8,499
	North Texas Tollway Authority
3,000	5.000%—01/01/2035[2]	3,392
	San Antonio TX (City of)
6,765	4.750%—05/15/2037[2]	6,786
	Texas Public Finance Authority
5,000	5.000%—02/01/2014[2]	5,636
	University of Arkansas
3,900	5.000%—11/01/2031[2]	3,907

TOTAL MUNICIPAL BONDS (Cost $74,988)		75,465

U.S. GOVERNMENT AGENCIES—0.9%
	Federal Home Loan Mortgage Corp.
1,300	0.888%—02/01/2011	1,300
37,500	1.000%—05/04/2011	37,496

TOTAL U.S. GOVERNMENT AGENCIES (Cost $38,796)		38,796

U.S. GOVERNMENT OBLIGATIONS—8.3%
	U.S. Treasury Bonds
39,698	1.750%—01/15/2028[2,8]	35,852
115,494	2.000%—07/15/2014[2,8]	118,129
19,697	2.375%—01/15/2025[2,8]	19,598
17,886	2.500%—01/15/2029[2,8]	18,266

		191,845

	U.S. Treasury Notes
3,753	0.875%—04/30/2011[8]	3,751
1,556	1.625%—01/15/2015[2,8]	1,551
1,040	1.875%—07/15/2013[2,8]	1,061
20,765	2.000%—01/15/2014-01/15/2016[2,8]	21,182
14,126	2.625%—07/15/2017[2,8]	15,164
94,104	3.000%—07/15/2012[2,8]	99,486
35,107	3.500%—01/15/2011[2,8]	36,467

		178,662

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $365,146)		370,507

26

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

PURCHASED OPTIONS—0.3%
No. of Contracts (000s)		Value (000s)

	Swap Option
36,800	Expire 07/02/2009	$1,452
276,900	Expire 08/03/2009	10,933

TOTAL PURCHASED OPTIONS (Cost $3,300)		12,385

SHORT-TERM INVESTMENTS—3.4%
Principal Amount (000s)
BANK OBLIGATIONS
	Calyon Bank
$1,100	5.395%—06/29/2010	1,100

REPURCHASE AGREEMENTS
19,000	Repurchase Agreement with Barclay’s Capital dated April 30, 2009 due May 1, 2009 at 0.25% collateralized by Federal Home Loan Mortgage Corporation (market value $19,000)	19,000
97,100	Repurchase Agreement with JP Morgan dated April 30, 2009 due May 1, 2009 at 0.18% collateralized by Federal Home Loan Mortgage Corporation (market value $97,100)	97,100
8,388	Repurchase Agreement with State Street Corp. dated April 30, 2009 due May 1, 2009 at 0.010% collateralized by Federal National Mortgage Association (market value $8,388)	8,388

		124,488

SHORT-TERM INVESTMENTS—Continued
Principal Amount (000s)		Value (000s)

U.S. TREASURY BILLS
	U.S. Treasury Bills
$2,650	0.067%—05/21/2009[8]	$2,650
990	0.069%—05/21/2009	990
10,670	0.154%—05/21/2009	10,670
2,640	0.162%—05/07/2009-05/14/2009[8]	2,640
500	0.172%—05/07/2009	500
80	0.800%—06/04/2009[8]	80

		17,530

TOTAL SHORT-TERM INVESTMENTS (Cost $143,118)		143,118

TOTAL INVESTMENTS—170.0% (Cost $7,492,521)		7,553,512
CASH AND OTHER ASSETS, LESS LIABILITIES—(70.0)%		(3,103,067)

TOTAL NET ASSETS—100.0%		$4,450,445

TBA COMMITMENTS OPEN AT APRIL 30, 2009

Description	Principal Amount (000s)	Coupon Rate	Delivery Date	Value (000s)
Federal Home Loan Mortgage Corp (proceeds receivable $108,043)	$105,000	5.000%	Feb-2039	$107,577
Federal Home Loan Mortgage Association (proceeds receivable $18,549)	18,000	5.000%	Feb-2039	18,464
Federal Home Loan Mortgage Association (proceeds receivable $795,387)	759,700	6.000%	Feb-2039	794,955
Federal National Mortgage Association (proceeds receivable $311,605)	6,000	5.500%	Mar-2039	310,265

				$1,231,261

FUTURES CONTRACTS OPEN AT APRIL 30, 2009

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euribor Interest Rate (Buy)	66	€16,500	Mar-2010	$68
Euribor Interest Rate (Buy)	58	14,500	Jun-2010	70
Euribor Interest Rate (Buy)	50	12,500	Sep-2010	64
Euribor Interest Rate (Buy)	58	14,500	Dec-2010	78
Euro Gas Futures (Buy)	118	29,500	Jun-2009	1,537
Eurodollar Future CME (Buy)	567	$141,750	Mar-2011	(305)
Eurodollar Future CME (Buy)	567	141,750	Jun-2010	(21)
Eurodollar Future CME (Buy)	567	141,750	Sep-2010	(106)
Eurodollar Futures (Buy)	757	189,250	Mar-2010	4,522
Eurodollar Futures (Buy)	2,162	540,500	Jun-2009	12,921
Eurodollar Futures (Buy)	284	71,000	Jun-2010	322
Eurodollar Futures (Buy)	40	10,000	Sep-2010	240
Eurodollar Futures (Buy)	994	248,500	Dec-2009	5,650
Eurodollar Futures CME (Buy)	567	141,750	Dec-2010	(206)
Euro CME (Buy)	1,264	€316,000	Sep-2009	7,443

27

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FUTURES CONTRACTS—Continued

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Sterling Interest Rate (Buy)	58	$7,250	Jun-2010	$31
Sterling Interest Rate (Buy)	58	7,250	Dec-2010	29
Sterling Interest Rate (Buy)	58	7,250	Sep-2010	34
Sterling Interest Rate (Buy)	722	90,250	Jun-2009	5,882
Strerling Interest Rate (Buy)	58	7,250	Mar-2010	26
United Kingdom 90 Day Futures (Buy)	60	£7,500	Dec-2009	359
US Treasury Note 10 Yr Futures	3,854	$385,400	Jun-2009	(4,533)
US Treasury Note 5 Yr Futures	109	10,900	Jun-2009	8

				$34,113

FOREIGN FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2009

Currency	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Buy)	$5,336	$5,207	May-2009	$129
British Pound (Buy)	9,506	9,383	May-2009	123
British Pound (Sell)	32,246	32,089	May-2009	(157)
Brazilian Real (Buy)	4,832	4,665	Jun-2009	167
Brazilian Real (Sell)	943	874	May-2009	(69)
Canadian Dollar (Buy)	4,225	4,106	Jun-2009	119
Chilean Peso (Buy)	889	791	May-2009	98
Chilean Peso (Sell)	889	803	May-2009	(86)
Chinese Yuan (Buy)	28,580	30,012	Jul-2009	(1,432)
Chinese Yuan (Sell)	28,580	27,640	Jul-2009	(940)
Chinese Yuan (Buy)	8,833	9,021	Sep-2009	188
Chinese Yuan (Sell)	9,021	8,741	Sep-2009	(280)
Chinese Yuan (Buy)	8,087	8,105	Mar-2010	18
Euro Currency (Buy)	380	374	May-2009	6
Euro Currency (Sell)	19,301	19,336	May-2009	35
Japanese Yen (Buy)	4,131	4,134	May-2009	(3)
Philippine Peso (Buy)	3,269	3,268	May-2009	1
Philippine Peso (Sell))	3,269	3,014	May-2009	(255)
Russian Ruble (Buy)	4,024	5,532	May-2009	(1,508)
Russian Ruble (Sell)	4,024	5,495	May-2009	1,471
Singapore Dollar (Buy)	1,885	1,930	Jul-2009	(45)
Singapore Dollar (Sell))	1,885	1,835	Jul-2009	(50)

				$(2,470)

SWAP AGREEMENTS OPEN AT APRIL 30, 2009

Interest Rate Swaps Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG.	AUD-BBR-BBSW-Bloomberg 3M	Pay	4.500%	06/15/2011	AUD$	4,300	$4
UBS AG	AUD-BBR-BBSW-Bloomberg 3M	Pay	4.500	06/15/2011		87,700	266
UBS AG	AUD-BBR-BBSW-Bloomberg 6M	Pay	4.250	09/15/2011		37,100	(19)
Deutsche Bank AG	AUD-BBR-BBSW-Bloomberg 6M	Receive	5.000	06/15/2013		6,100	(13)
Merrill Lynch & Co., Inc.	3-Month BRL-Banco Central do Brazil	Pay	12.948	01/04/2010	R$	4,400	63
Morgan Stanley Capital Services, Inc.	3-Month BRL-Banco Central do Brazil	Receive	12.780	01/04/2010		10,400	129
Barclays Capital, London	3-Month BRL-Banco Central do Brazil	Pay	11.360	01/04/2010		11,700	(14)
Merrill Lynch & Co., Inc.	3-Month BRL-Banco Central do Brazil	Pay	11.430	01/04/2010		10,700	(5)
UBS AG	Business Day - CDI	Pay	10.575	01/02/2012		17,500	66
UBS AG	Brazil Cetip Interbank Deposit Rate	Pay	12.540	01/02/2012		15,400	185
UBS AG	Brazil Cetip Interbank Deposit Rate	Pay	12.410	01/04/2010		7,800	88
Morgan Stanley Capital Services, Inc.	Brazil Cetip Interbank Deposit Rate	Pay	12.670	01/04/2010		7,800	86
Merrill Lynch & Co., Inc.	Business Day - CDI	Pay	11.980	01/02/2012		13,000	68
HSBC Bank USA, NA	3-Month BRL-Banco Central do Brazil	Pay	14.765	01/02/2012		900	22
HSBC Bank USA, NA	Brazil Cetip Interbank Deposit	Pay	10.610	01/02/2012		3,200	(20)
Barclays Capital	Brazil Cetip Interbank Deposit	Pay	10.600	01/02/2012		3,400	(22)
UBS Warburg AG	5-Year French CPI Ex Tobacco	Pay	2.145	10/15/2010		€1,300	75
Barclays Capital, London	5-Year French CPI Ex Tobacco	Pay	2.102	10/15/2010		1,000	53

28

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

Interest Rate Swaps Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas Bank	5-Year French CPI Ex Tobacco	Pay	2.090%	10/15/2010	€7,200	$355
Royal Bank of Scotland	5-Year French CPI Ex Tobacco	Pay	1.955	03/28/2012	2,200	62
Royal Bank of Scotland	5-Year French CPI Ex Tobacco	Pay	1.950	03/30/2012	3,500	97
BNP Paribas Bank	6-Month EUR-LIBOR	Pay	4.500	03/18/2014	7,600	938
Credit Suisse International	6-Month BP-LIBOR	Pay	5.000	06/15/2009	£2,100	76
Barclays Capital, London	6-Month BP-LIBOR	Pay	5.000	06/15/2009	10,600	415
HSBC Bank USA, NA	6-Month BBA-LIBOR	Pay	5.000	09/17/2013	6,400	770
Deutsche Bank AG	6-Month BP-LIBOR	Pay	5.000	03/18/2014	11,200	1,523
Deutsche Bank AG	6-Month BP-LIBOR	Pay	5.000	03/18/2014	31,800	4,296
Royal Bank of Scotland	6-Month BP-LIBOR	Pay	5.250	03/18/2014	7,400	1,144
Royal Bank of Scotland	3-Month US-LIBOR	Pay	3.150	12/17/2010	$294,100	10,240
Royal Bank of Scotland	3-Month US-LIBOR	Pay	3.000	02/04/2011	163,100	5,820
Barclays Capital, London	3-Month US-LIBOR	Pay	3.000	02/04/2011	168,500	7,171
Deutsche Bank AG	3-Month US-LIBOR	Pay	4.000	06/17/2011	6,700	112
Royal Bank of Scotland	3-Month US-LIBOR	Pay	4.000	06/17/2011	30,300	767
Bank of America NA	3-Month US-LIBOR	Pay	4.000	06/17/2011	6,700	80
Credit Suisse First Boston	3-Month US-LIBOR	Pay	4.000	06/17/2011	8,600	89
Bank of America NA	3-Month US-LIBOR	Receive	1.315	12/17/2028	16,300	(3,626)
Royal Bank of Scotland	3-Month US-LIBOR	Receive	1.315	12/17/2038	20,000	(3,507)
Morgan Stanley Capital Services, Inc.	3-Month US-LIBOR	Receive	1.315	12/17/2038	9,600	(2,228)
Citibank NA	3-Month US-LIBOR	Receive	1.315	12/17/2038	400	(112)

Total Interest Rate Swaps						$25,494

Credit Default Swaps Counterparty	Reference Entity	Buy/Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value[e]	Notional Amount (000s)[d]	Appreciation/ (Depreciation) (000s)
HSBC Bank USA, NA	Mexico government 7.500% due 04/08/2033	Sell	0.180%	05/20/2009	0.999%	$(13)	$3,000	$1
Barclays Bank plc	SLM Corp. 5.125% due 08/27/2012	Sell	5.100	06/20/2009	19.505	(19)	900	18
Royal Bank of Scotland	General Electric Credit Corp. 6.000% due 06/15/2012	Sell	1.100	09/20/2009	7.466	(19)	800	(19)
Credit Suisse First Boston	Brazil government 12.250% due 03/06/2030	Sell	3.350	12/20/2009	0.837	12	1,000	29 [z]
Merrill Lynch International	General Electric Credit Corp. 6.000% due 06/15/2012	Sell	1.080	12/20/2009	7.480	(175)	5,300	(209)
Citibank NA	General Electric Credit Corp. 6.000% due 06/15/2012	Sell	1.150	03/20/2010	7.487	(4)	100	(5)
Citibank NA	General Electric Credit Corp. 6.000% due 06/15/2012	Sell	1.100	03/20/2010	7.487	(8)	200	(11)
Barclays Bank plc	General Electric Credit Corp. 6.000% due 06/15/2012	Sell	0.770	06/20/2010	7.458	(107)	2,000	(144)
Citibank NA	General Electric Credit Corp. senior bond 6.000% due 06/15/2012	Sell	5.000	06/20/2010	7.360	(6)	1,000	—
Citibank NA	General Electric Credit Corp. 6.000% due 06/15/2012	Sell	1.120	12/20/2010	7.383	(39)	600	(56)
Barclays Bank plc	General Electric Credit Corp. 6.000% due 06/15/2012	Sell	1.020	09/20/2010	7.413	(140)	2,400	(197)
Deutsche Bank AG	General Electric Credit Corp. 6.000% due 06/15/2012	Sell	1.070	09/20/2010	7.413	(144)	2,500	(203)
Barclays Bank plc	General Electric Credit Corp. 6.000% due 06/15/2012	Sell	0.935	12/20/2010	0.048	(27)	400	(38)
Deutsche Bank AG	General Electric Credit Corp. 6.000% due 06/15/2012	Sell	0.950	12/20/2010	7.383	(47)	700	(67)
BNP Paribas Bank	General Electric Credit Corp. 6.000% due 06/15/2012	Sell	0.940	12/20/2010	7.383	(101)	1,500	(146)
Barclays Bank plc	General Electric Credit Corp. 6.000% due 06/15/2012	Sell	0.620	03/20/2011	7.360	(462)	5,700	(652)
Citibank NA	General Electric Credit Corp. senior bond 5.625% due 09/15/2017	Sell	1.000	06/20/2011	7.210	4	2,000	16
Citibank NA	General Electric Credit Corp. senior bond 5.125% due 08/27/2012	Sell	5.000	06/20/2011	7.210	8	2,000	20
Deutsche Bank AG	General Electric Credit Corp. 6.000% due 06/15/2012	Sell	1.500	09/20/2011	7.251	(82)	200	(131)

29

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

Credit Default Swaps Counterparty	Reference Entity	Buy/Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value[e]	Notional Amount (000s)[d]	Appreciation/ (Depreciation) (000s)
Morgan Stanley Capital Services, Inc.	Panama government 8.875 due 09/30/2027	Sell	0.750%	01/20/2012	2.699%	$(71)	$1,000	$(48)
JP Morgan Chase Bank, NA	Panama government 8.875 due 09/30/2027	Sell	0.730	01/20/2012	2.699	(214)	3,000	(152)
Merrill Lynch International	CDX HY-8 100 25-35%	Sell	2.070	06/20/2012	N/A	(386)	1,400	(422)
Citibank NA	CDX HY-8 100 35-100%	Sell	0.355	06/20/2012	N/A	(893)	9,471	(758)
Citibank NA	CDX HY-8 100 35-100%	Sell	0.360	06/20/2012	N/A	(446)	4,870	(379)
Citibank NA	CDX HY-8 100 35-100%	Sell	0.401	06/20/2012	N/A	(220)	2,435	(186)
Citibank NA	CDX HY-8 100 25-35%	Sell	1.466	06/20/2012	N/A	(282)	1,000	(308)
Merrill Lynch International	CDX HY-8 100 25-35%	Sell	1.833	06/20/2012	N/A	(396)	1,400	(432)
Morgan Stanley Capital Services, Inc.	CDX HY-8 100 25-35%	Sell	2.080	06/20/2012	N/A	(276)	1,000	(301)
Citibank NA	CDX HY-8 100 25-35%	Sell	2.144	06/20/2012	N/A	(137)	500	(150)
Morgan Stanley Capital Services, Inc.	CDX HY-8 100 25-35%	Sell	2.170	06/20/2012	N/A	(137)	500	(149)
Merrill Lynch International	CDX HY-8 100 25-35%	Sell	2.127	06/20/2012	N/A	(165)	600	(180)
Citibank NA	CDX HY-8 100 25-35%	Sell	2.179	06/20/2012	N/A	(191)	700	(209)
Morgan Stanley Capital Services, Inc.	Russia government 7.500% due 03/31/2030	Sell	0.795	08/20/2012	3.623	(1,190)	5,600	(470)
Deutsche Bank AG	GMAC LLC 6.875% due 08/28/2012	Sell	4.000	09/20/2012	11.102	(281)	1,600	(266)
Barclays Bank plc	GMAC LLC 6.875% due 08/28/2012	Sell	3.650	09/20/2012	11.102	(464)	2,500	(439)
Citibank NA	GMAC LLC 6.875% due 08/28/2012	Sell	3.720	09/20/2012	11.102	(459)	2,500	(434)
Barclays Bank plc	Ford Motor Credit 7.000% due 10/01/2013	Sell	4.150	09/20/2012	9.596	(604)	2,500	(357)
Barclays Bank plc	GMAC LLC 6.875% due 08/28/2012	Sell	4.800	09/20/2012	11.102	(337)	2,200	(317)
Barclays Bank plc	Ford Motor Credit 7.250% due 10/25/2011	Sell	6.150	09/20/2012	9.596	(1,368)	7,200	(620)
Barclays Bank plc	Ford Motor Credit 7.000% due 10/01/2013	Sell	5.650	09/20/2012	9.596	(264)	1,300	(130)
Barclays Bank plc	Ford Motor Credit 7.000% due 10/01/2013	Sell	5.800	09/20/2012	9.596	(100)	500	(48)
Deutsche Bank AG	General Motors Corp. senior bond 7.125% due 07/15/2013	Sell	4.500	12/20/2012	148.513	(717)	900	(773)
Citibank NA	General Motors Corp. senior bond 7.125% due 07/15/2013	Sell	4.600	12/20/2012	148.513	(717)	900	(772)
BNP Paribas Bank	General Motors Corp. senior bond 7.125% due 07/15/2013	Sell	4.800	12/20/2012	148.513	(79)	100	(86)
Barclays Bank plc	General Electric Credit Corp. 6.000% due 06/15/2012	Sell	0.640	12/20/2012	7.023	(682)	5,600	(1,044)
Morgan Stanley Capital Services, Inc.	CDX IG9 5Y 15-30%	Sell	0.963	12/20/2012	N/A	(39)	6,500	(47)
Deutsche Bank AG	CDX IG9 5Y 30-100%	Sell	0.705	12/20/2012	N/A	152	16,918	72
Morgan Stanley Capital Services, Inc.	Gazprom 01/30/2008 8.625% due 04/28/2034	Sell	2.180	02/20/2013	5.718	(191)	800	(87)
UBS AG	Gazprom SP 01/31/2008 8.625% due 04/28/2034	Sell	2.180	02/20/2013	5.718	(358)	1,500	(163)
Bank of America NA	General Motors Corp. senior bond 7.125% due 07/15/2013	Sell	8.950	03/20/2013	145.800	(6,294)	8,300	(6,871)
Deutsche Bank AG	General Electric Credit Corp. senior bond 5.625% due 09/15/2017	Sell	4.900	03/20/2013	6.853	66	1,900	(123)[z]
Citibank NA	SLM Corp. 5.125% due 08/27/2012	Sell	4.850	03/20/2013	14.279	(358)	3,900	(852)
Bank of America NA	SLM Corp. 5.125% due 08/27/2012	Sell	4.800	03/20/2013	14.279	(336)	3,600	(791)
Deutsche Bank AG	BRK senior bond 4.625% due 10/15/2013	Sell	0.850	03/20/2013	3.339	(246)	2,800	(235)
BNP Paribas Bank	UBS AG Jersey senior bond 5.130% due 04/18/2012	Sell	0.760	03/20/2013	1.838	(1,396)	20,470	(768)
Deutsche Bank AG	CDX IG10 5Y 30-100%	Sell	0.530	06/20/2013	N/A	9	3,889	(10)[z]
Barclays Bank plc	International Lease Finance Corp. senior bond 4.150% due 01/20/2015	Sell	5.000	12/20/2013	13.138	(693)	6,800	(275)
Merrill Lynch International	International Lease Finance Corp. senior bond 4.150% due 01/20/2015	Sell	5.000	12/20/2013	13.138	(510)	5,000	(302)

30

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

Credit Default Swaps Counterparty	Reference Entity	Buy/Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value[e]	Notional Amount (000s)[d]	Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	AIG senior bond 6.250% due 05/01/2036	Sell	5.000%	12/20/2013	4.821	$46	$3,500	$(1,362)[z]
Barclays Capital, London	Jersey Branch senior bond 2.550% due 04/18/2012	Buy	1.000	12/20/2013	2.265	414	11,000	(75)[z]
Credit Suisse International	UBS AG Jersey senior bond 2.550% due 04/18/2012	Buy	2.250	03/20/2014	2.629	117	8,100	(201)[z]
Citibank NA	General Electric Credit Corp. senior bond 5.625% due 09/15/2017	Sell	3.850	03/20/2014	6.816	(37)	9,000	(945)[z]
Deutsche Bank AG.	UBS AG Jersey senior bond 5.630% due 04/18/2012	Buy	1.000	09/15/2017	2.200	2.269	3.600	(79)[z]
Deutsche Bank AG.	CDX IG12 5Y	Buy	1.000	06/20/2014	N/A	(14)	2,400	(16)
Morgan Stanley Capital Services, Inc.	Russia government 7.500% due 03/31/2030	Sell	0.780	03/20/2016	3.476	(329)	1,100	(163)
JP Morgan Chase Bank, NA	Russia government 7.500% due 03/31/2030	Sell	0.800	03/20/2016	3.476	(328)	1,100	(162)
JP Morgan Chase Bank, NA	Mexico government 7.500% due 04/08/2033	Sell	0.920	03/20/2016	3.064	(47)	300	(36)
JP Morgan Chase Bank, NA	Panama government 8.875% due 09/30/2027	Sell	1.250	01/20/2017	3.287	(78)	1,000,000	(60)
Credit Suisse International	Panama government 8.875% due 09/30/2027	Sell	1.200	02/20/2017	3.291	(145)	900,000	(114)

Total Credit Default Swaps								$(24,889)

Total Swaps								$605

a	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

b	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identifìed as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

d	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defìned under the terms of that particular swap agreement.

e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profìt) for the credit derivative should the notional amount of the swap agreement been closed/ sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

WRITTEN OPTIONS OPEN AT APRIL 30, 2009

Description	Number of Shares/Contracts	Strike Price	Expiration Date	Value (000s)
Eurodollar Futures (Put)	(326)	$98.50	Jun-2009	$(10)
Swap Option (Put)	(29,000,000)	2.75	May-2009	(80)
Swap Option (Put)	(16,000,000)	2.75	May-2009	(44)
Swap Option (Put)	(10,000,000)	2.75	May-2009	(28)
Swap Options (Put)	(20,000,000)	2.75	May-2009	(55)
Swap Options (Put)	(14,500,000)	2.75	May-2009	(40)
Swap Option (Put)	(1,000,000)	4.30	Jun-2009	—
Swap Option (Put)	(1,500,000)	4.30	Jun-2009	—
Swap Option (Put)	(11,000,000)	4.00	Jun-2009	(1)
Swap Option (Put)	(26,500,000)	2.00	Jul-2009	(38)
Swap Option (Put)	(11,000,000)	2.00	Jul-2009	(18)
Swap Option (Put)	(11,000,000)	2.00	Aug-2009	(18)
Swap Option (Put)	(26,500,000)	4.40	Aug-2009	(36)
Swap Option (Put)	(19,000,000)	4.40	Aug-2009	(26)
Swap Options (Put)	(38,500,000)	4.55	Aug-2009	(39)
U. S. Treasury Notes 10 Yr Futures (Put)	(294)	119.00	May-2009	(106)

31

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

WRITTEN OPTIONS—Continued

Description	Number of Shares/Contracts	Strike Price	Expiration Date	Value (000s)
U. S. Treasury Notes 10 Yr Futures (Put)	(311)	$122.00	May-2009	$(510)
U. S. Treasury Notes 10 Yr Futures (Call)	(271)	126.00	May-2009	(17)
U. S. Treasury Notes 10 Yr Futures (Call)	(334)	128.00	May-2009	(11)

Written options outstanding, at value (premiums received of $2,178)				$(1,077)

FAIR VALUE MEASUREMENTS

The following table summarized the Fund’s investments as of April 30, 2009 based on the inputs used to value them.

Valuation Description	Investments in Securities	Investments in Other Financial Instruments#	Total
Level 1—Quoted Prices	$28,744	$33,460	$62,204
Level 2—Other Significant Observable Inputs	7,505,914	477	7,506,391
Level 3—Significant Unobservable Inputs	18,854	(2,766)	16,088

Total	$7,553,512	$31,171	$7,584,683

The following is a reconciliation of the Fund’s Level 3 investments held during the period ended April 30, 2009.

Valuation Description	Investments in Securities	Investments in Other Financial Instruments#	Total
Beginning Balance at 10/31/2008	$23,936	$(46)	$23,890
Net Purchases/(Sales)	15,469	(49)	15,420
Accrued Discounts/(Premiums)	842	—	842
Total Realized Gain/(Loss)[w]	6	49	55
Change in Unrealized Appreciation/(Depreciation)[w]	(260)	(2,720)	(2,980)
Net Transfers In/(Out) of Level 3	(21,139)	—	(21,139)

Ending Balance at 4/30/2009	$18,854	$(2,766)	$16,088

For more information on valuation inputs and their aggregation into the levels used in the tables above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

#	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign forward currency contracts.

*	Security in default.

1	Floating rate security. The stated rate represents the rate in effect at April 30, 2009.

2	At April 30, 2009, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $4,357,644 or 98% of net assets.

3	MTN after the name of a security stands for Medium Term Note.

4	Variable rate security. The stated rate represents the rate in effect at April 30, 2009.

5	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the adviser (Harbor Capital Advisors, Inc.), or using valuation procedures approved by the Board of Trustees. At April 30, 2009, these securities were valued at $356,824 or 8% of net assets.

6	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

7	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after April 30, 2009. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date. (See Note 2 to the Financial Statements).

8	Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

w	The amounts in this category are included in the “Realized and Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations.

z	Fair valued by Harbor Funds’ Valuation Committee.

AUD$	Australian Dollar.

R$	Brazilian Real.

£	British Pound.

€	Euro.

The accompanying notes are an integral part of the financial statements.

32

[THIS PAGE INTENTIONALLY LEFT BLANK]

33

Harbor Real Return Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment Management Company LLC (“PIMCO”)

840 Newport Center Drive

P. O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

Mihir Worah

Since 2007

PIMCO has subadvised the Fund since its inception on December 1, 2005.

INVESTMENT GOAL

Maximum real return, consistent with preservation of real capital.

PRINCIPAL STYLE
CHARACTERISTICS

Inflation-indexed fixed income securities.

Mihir Worah

Management’s Discussion of

Fund Performance

MARKET REVIEW

Yields on nominal government bonds fell and yield curves steepened throughout the developed world in the six months ended April 30, 2009. The market for inflation-linked bonds in the U.S., however, saw mixed performance as Treasury Inflation-Protected Securities (TIPS) underperformed Treasuries significantly in November and December but rallied across the curve to start calendar 2009. While a drop in commodity prices and a steep decline in consumer spending helped push the implied rate of inflation on TIPS lower at the end of 2008, much of the decline was caused by technical dislocations in November and December as investors sold out of TIPS in favor of more-liquid U.S. Treasury bonds. Increased demand for TIPS to start off 2009 has been driven by their fundamental “cheapness” relative to Treasuries and by increasing concerns over the threat of long-term inflation as the Federal Reserve expands the monetary supply well beyond $1 trillion.

PERFORMANCE

Harbor Real Return Fund outperformed its benchmark, the Barclays Capital U.S. TIPS Index, for the six months ended April 30, 2009. The Fund returned 11.87% (Institutional Class) and 11.72% (Administrative Class), compared with a return of 9.45% by the index.

The following is a summary of the main contributors to the portfolio’s outperformance relative to its benchmark.

•

Overweight to TIPS. As the inflation rate implied by inflation-linked bonds fell below 0% far out along the yield curve, we increased our overweight to TIPS in the portfolio, seeking to benefit from both technical dislocations in the market and the Federal Reserve’s plan to re-inflate the economy. TIPS significantly outperformed Treasuries to start the New Year.

•

Curve-steepening biases. In the U.S., the U.K., and the eurozone, the portfolio was positioned for curve-steepening. While this strategy detracted from performance in November and December amid a rally in long maturities, it benefited substantially to start calendar 2009 as supply and long-term inflation concerns pushed long-term yields higher while global LIBOR rates fell to record lows.

•

Exposure to U.S. government agency mortgage-backed securities. These securities have outperformed nearly all other sectors of the fixed income universe since the Federal Reserve began its purchase program a few months ago. We had positioned the portfolio with exposure to agency mortgages prior to the federal government’s decision in September 2008 to take Fannie Mae and Freddie Mac into conservatorship. We have retained that exposure given our focus on high-quality assets.

The following is a summary of the main detractors from portfolio performance relative to the benchmark.

•

Exposure to investment-grade bonds of financial institutions. Financials lagged industrials and utilities and underperformed TIPS amid concerns of undercapitalization and decreased expectations for profit-generation going forward. Exposure to subordinated financials further detracted from performance.

34

Harbor Real Return Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
U.S. Treasury Bonds (3.875% - 04/15/2029)	14.5%

Federal National Mortgage Association (5.500% - 11/01/2038)	14.2%

U.S. Treasury Notes (1.875% - 07/15/2015)	14.0%

U.S. Treasury Notes (3.000% - 07/15/2012)	10.0%

Federal National Mortgage Association (6.000% - 12/01/2038)	8.3%

U.S. Treasury Bonds (2.375% - 01/15/2025)	7.5%

U.S. Treasury Notes (2.625% - 07/15/2017)	7.3%

U.S. Treasury Bonds (2.375% - 01/15/2027)	6.6%

U.S. Treasury Notes (2.000% - 01/15/2016)	5.1%

U.S. Treasury Notes (2.375% - 04/15/2011)	4.3%

•

Swap spread curve-steepening strategy. A swap spread curve-steepening bias detracted from performance. Long-maturity swap spreads fell sharply below 0 in November, a reflection of illiquid capital markets and investors searching for cheap forms of duration such as unfunded interest rate swaps.

OUTLOOK AND STRATEGY

We expect the severe global recession to continue throughout 2009 despite the fiscal and monetary stimulus measures being applied by policymakers. We believe the recession will produce disinflation and could result in deflation in some economies for a time. While China will suffer less than developed economies, it will not, in our view, be able to decouple from the rest of the world. It is unclear how much traction global policy initiatives will gain by 2010, but when recovery comes we think it is unlikely to be very robust. Interest rates are likely to remain low worldwide, with 10-year U.S. Treasury yields ranging from 2% to 3% over the next year.

With regard to strategy, we expect to continue to focus on high-quality assets with attractive yield premiums but look for opportunities to trim exposure. We remain cautious on riskier sectors amid policy uncertainty. We plan to remain overweight in TIPS with an emphasis on intermediate maturities, as long-dated issues have become more richly valued while short-dated issues remain prone to weakness from potential bouts of disinflation. We will most likely continue nominal yield curve steepening strategies in the U.S., Europe, and the U.K., as we believe that easy monetary policy makes it unlikely that short-term rates will rise relative to long rates soon. We plan to continue to favor nominal duration over real duration in the U.K. and eurozone, where inflation expectations seem likely to fall further, in our view. We should maintain exposure to inflation-linked bonds in Japan as the current level of relatively high real yields does not reflect our expectations of continued slow growth; in addition, inflation-linked securities should receive continued support from Japan’s Ministry of Finance. We plan to retain an emphasis on high-quality agency mortgage-backed securities, which offer yields well above TIPS but with similar credit quality in light of expected government support. We will likely continue to own upper-tier, non-agency mortgages and asset-backed bonds, which we would expect to benefit from policy initiatives to enhance liquidity in these markets.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income securities are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. The Fund is non-diversified which means that it may concentrate its assets in a smaller number of issuers, making it more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

35

Harbor Real Return Fund

FUND SUMMARY—April 30, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	025

Cusip	411511520

Ticker	HARRX

Inception Date	12/01/2005

Net Expense Ratio	0.60%[a]

Total Net Assets (000s)	$105,301

ADMINISTRATIVE CLASS

Fund #	225

Cusip	411511512

Ticker	HRRRX

Inception Date	12/01/2005

Net Expense Ratio	0.85%[a]

Total Net Assets (000s)	$572

a	Annualized.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	81	89

Average Market Coupon	3.38%	2.29%

Yield to Maturity	3.32%	2.08%

Current 30-Day Yield (Institutional Class)	0.02%	N/A

Weighted Average Maturity	10.74 years	9.24 years

Weighted Average Duration	7.59 years	5.66 years

Weighted Average Credit Quality	AA+	AAA/AAA

Portfolio Turnover Rate—Unannualized (6-Month Period Ended 04/30/2009)	284%	N/A

CREDIT QUALITY (% of investments)

(Excludes short-term investments)

FUND CATEGORY

Reflects the weighted average of maturity and credit quality of the collective portfolio holdings; individual investments may have different characteristics.

MATURITY PROFILE (% of investments)

36

Harbor Real Return Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 12/01/2005 through 04/30/2009

The graph compares a $10,000 investment in the Fund with the performance of the Barclays Capital U.S. TIPS Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Real Return Fund
Institutional Class	11.87%	-2.06%	—%	3.92%	12/01/2005	$11,402
Comparative Index
Barclays Capital U.S. TIPS	9.45%	-1.79%	4.79%	4.11%	—	$11,473

Administrative Class

CHANGE IN A $10,000 INVESTMENT

For the period 12/01/2005 through 04/30/2009

The graph compares a $10,000 investment in the Fund with the performance of the Barclays Capital U.S. TIPS Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Real Return Fund
Administrative Class	11.72%	-2.40%	—%	3.64%	12/01/2005	$11,297
Comparative Index
Barclays Capital U.S. TIPS	9.45%	-1.79%	4.79%	4.11%	—	$11,473

As stated in the Fund’s current prospectus, the expense ratios were 0.60% (Net) and 0.76% (Gross) (Institutional Class); and 0.85% (Net) and 1.05% (Gross) (Administrative Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

37

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—April 30, 2009 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash, short-term investments, and derivative positions of –48.5%)

ASSET-BACKED SECURITIES—0.7%
(Cost $791)
Principal Amount (000s)		Value (000s)

$800	Chase Issuance Trust 0.481%—03/15/2013[1,2]	$774

COLLATERALIZED MORTGAGE OBLIGATIONS—0.6%
	Bear Stearns Adjustable Rate Mortgage Trust
	Series 2005-2 Cl. A2
11	2.472%—03/25/2035[1,2]	9
	Series 2005-2 Cl. A1
28	2.940%—03/25/2035[1,2]	23
	Pass Through Certificates Series 2005-5 Cl. A1
16	2.650%—08/25/2035[1,2]	12
	Pass Through Certificates Series 2005-5 Cl. A2
29	4.550%—08/25/2035[1,2]	23
	Federal Home Loan Banks REMIC[3]
206	5.500%—05/15/2016[2]	209
	Federal Home Loan Mortgage Corp. REMIC[3]
354	0.681%—02/15/2019[1,2]	346

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $642)		622

CORPORATE BONDS & NOTES—18.0%
	Allstate Life Global Funding Trust MTN[4]
600	1.901%—05/21/2010[1,2]	580
300	5.375%—04/30/2013[2]	296

		876

	American Express Bank
100	6.000%—09/13/2017[2]	85
	American Express Global
140	7.000%—03/19/2018[2]	133
	American Honda Finance MTN[4]
900	2.038%—06/20/2011[1,2,5]	820
	BCAP LLC Trust
145	0.608%—01/25/2037[1,2]	55
	Bear Stearns Cos. Inc. MTN[4]
100	6.950%—08/10/2012[2]	105
	Capital One Financial Corp.
100	6.750%—09/15/2017[2]	85
	Caterpillar Financial Services Corp MTN[4]
900	1.976%—06/24/2011[1,2]	852

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	Citigroup Funding Inc.
$1,300	6.125%—05/15/2018[2]	$1,094
	Citigroup Funding Inc. MTN[4]
500	2.291%—05/07/2010[1,2]	471
	Credit Suisse USA Inc.
1,300	0.528%—06/05/2009[1,2]	1,301
	Credit Suisse USA Inc. MTN[4]
900	5.000%—05/15/2013[2]	890
	Ford Motor Auto Owner Trust
	Series 2008-C Cl. A2B
605	1.351%—01/15/2011[1,2]	603
100	7.800%—06/01/2012[2]	78

		681

	GATX Financial Corp.
1,000	5.800%—03/01/2016[2]	836
	General Electric Capital Corp.
€100	5.500%—09/15/2067	60
	Goldman Sachs Group Inc.
$100	6.150%—04/01/2018[2]	94
	HBOS plc
300	6.750%—05/21/2018[2,5]	221
	Hewlett-Packard Co.
700	1.371%—03/01/2012[1,2]	663
	HSBC Bank USA NA
700	7.000%—01/15/2039[2]	689
	John Deere Capital Corp. MTN[4]
1,400	2.043%—06/10/2011[1,2]	1,346
	LeasePlan Corp NV.[5]
200	3.000%—05/07/2012	201
	Lehman Brothers Holdings Inc. MTN[4]*
100	6.875%—05/02/2018	15
	Merrill Lynch & Co. Inc. MTN[4]
1,300	1.544%—09/09/2009[1,2]	1,275
500	6.875%—04/25/2018[2]	422

		1,697

	Metropolitan Life Global Funding
700	1.972%—06/25/2010[1,2,5]	665
100	5.125%—04/10/2013[2,5]	96

		761

	Morgan Stanley MTN[4]
1,000	3.338%—05/14/2010[1,2]	977
200	6.625%—04/01/2018[2]	191

		1,168

	National Rural Utility Corp.
1,000	1.983%—07/01/2010[1,2]	996
	New York Life Global Funding
200	4.650%—05/09/2013[2,5]	198
	Pricoa Global Funding
1,800	2.066%—06/04/2010[1,2,5]	1,634
500	1.274%—01/30/2012[1,2,5]	375

		2,009

	Wachovia Corp. MTN[4]
500	5.500%—05/01/2013[2]	491
	Wal-Mart Stores Inc.
100	5.800%—02/15/2018[2]	108

38

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	Wells Fargo & Co.
$100	4.375%—01/31/2013[2]	$96

TOTAL CORPORATE BONDS & NOTES (Cost $20,533)		19,097

FOREIGN GOVERNMENT OBLIGATIONS—1.9%
(Cost $2,115)
	Japanese Government CPI Linked Bond
¥229,080	1.400%—06/10/2018[6]	2,035

MORTGAGE PASS-THROUGH—32.9%
	Citigroup Mortgage Loan Trust Inc.
$639	1.238%—08/25/2035[1,2,5]	407
	Federal Home Loan Mortgage Corp. TBA[7]
400	5.500%—05/12/2039	416
	Federal National Mortgage Association
62	5.000%—02/01/2038[2]	63
16,307	5.500%—12/01/2037-11/01/2038[2]	16,915
15,076	6.000%—04/01/2036-12/01/2038[2]	15,782

		32,760

	Federal National Mortgage Association TBA[7]
100	5.000%—05/12/2039	103
	Government National Mortgage Association
809	6.000%—02/15/2036-03/15/2038[2]	845
	Residential Accredit Loans Inc.
214	0.618%—06/25/2046[1,2]	86
	Residential Asset Securitization Trust
139	0.838%—01/25/2046[1,2]	48
	Structured Asset Mortgage Investments
121	0.648%—05/25/2046[1,2]	44
	WAMU Mortgage Pass Through Certificate
101	4.485%—09/25/2033[1,2]	89

TOTAL MORTGAGE PASS-THROUGH (Cost $34,769)		34,798

MUNICIPAL BONDS—0.5%
(Cost $473)
	Washington St.
500	5.000%—01/01/2026[2]	520

U.S. GOVERNMENT OBLIGATIONS—93.9%
Principal Amount (000s)			Value (000s)

		U.S. Treasury Bonds
$3,055		2.000%—07/15/2014-01/15/2026[2,6]	$2,973
15,055		2.375%—01/15/2025-01/15/2027[6]	14,949
1,383		2.500%—01/15/2029[2,6]	1,413
1,970		3.625%—04/15/2028[6]	2,281
12,726		3.875%—04/15/2029[6]	15,335

			36,951

		U.S. Treasury Notes
—	**	0.875%—04/15/2010	—	**
1,279		1.375%—07/15/2018[2,6]	1,250
667		1.625%—01/15/2015[2,6]	665
4,043		1.875%—07/15/2013[2,6]	4,125
14,639		1.875%—07/15/2015[6]	14,822
9,875		2.000%—04/15/2012-01/15/2016[2,6]	10,075
3,854		2.125%—01/15/2019[2,6]	4,032
4,489		2.375%—04/15/2011[2,6]	4,589
1,578		2.375%—01/15/2017[1,2,6]	1,655
735		2.500%—07/15/2016[2,6]	777
7,166		2.625%—07/15/2017[2,6]	7,692
10,007		3.000%—07/15/2012[6]	10,579
2,072		3.500%—01/15/2011[2,6]	2,153
—	**	4.250%—01/15/2010	—	**

			62,414

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $98,289)			99,365

SHORT-TERM INVESTMENTS—7.9%
BANK OBLIGATIONS
900		Istituto Bancario SA2	900
1,200		UnCredito Italiano New York[2]	1,200

			2,100

COMMERCIAL PAPER
1,500		UBS AG2	1,500

REPURCHASE AGREEMENTS
3,900		Repurchase Agreement with Credit Suisse First Boston. dated April 30, 2009 due May 1, 2009 at 0.018% collateralized by Federal National Mortgage Association (market value $3,900)	3,900
906		Repurchase Agreement with State Street Corp. dated April 30, 2009 due May 1, 2009 at 0.010% collateralized by Federal National Mortgage Association (market value $906)	906

			4,806

TOTAL SHORT-TERM INVESTMENTS (Cost $8,406)			8,406

TOTAL INVESTMENTS—156.4% (Cost $166,018)			165,617

CASH AND OTHER ASSETS, LESS LIABILITIES—(56.4)%			(59,744)

TOTAL NET ASSETS—100.0%			$105,873

39

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

FOREIGN FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2009

Currency	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Buy)	$41	$39	May-2009	$2
Australian Dollar (Sell)	42	41	May-2009	(1)
Brazilian Real (Buy)	522	583	Jun-2009	(61)
Brazilian Real (Sell)	531	492	Jun-2009	(38)
Chinese Yuan (Buy)	117	116	May-2009	1
Chinese Yuan (Sell)	117	117	May-2009	—
Chinese Yuan (Sell)	75	75	Jul-2009	—
Chinese Yuan (Buy)	250	262	Jul-2009	(12)
Chinese Yuan (Buy)	399	400	Sep-2009	(1)
Chinese Yuan (Sell)	77	75	Sep-2009	2
Chinese Yuan (Buy)	192	193	Mar-2010	(1)
Euro (Buy)	84	83	May-2009	1
Euro (Sell)	317	316	May-2009	(1)
Pound (Buy)	76	76	May-2009	—
Pound (Sell)	259	258	May-2009	(1)
Japanese Yen (Buy)	1,044	1,057	Jun-2009	13
Japanese Yen (Sell)	1,043	1,057	May-2009	14
Mexican Peso (Buy)	17	20	May-2009	(3)
Mexican Peso (Sell)	17	16	May-2009	(1)
Malaysian Ringgit (Buy)	4	4	Aug-2009	—
Philippine Peso (Sell)	3	3	Aug-2009	—
Polish Zloty (Buy)	79	117	May-2009	(38)
Polish Zloty (Sell)	79	86	May-2009	7
Russian Ruble (Buy)	29	39	May-2009	(10)
Russian Ruble (Sell)	29	28	May-2009	(1)
Singapore Dollar (Buy)	117	120	Jul-2009	(3)
Singapore Dollar (Sell)	117	116	Jul-2009	(1)

				$(133)

FUTURES CONTRACTS OPEN AT APRIL 30, 2009

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euribor Interest Rate (Buy)	28	€7,000	Sep-2010	$2
Euribor Interest Rate (Buy)	15	3,750	Dec-2010	(1)
Eurodollar Future (Buy)	18	$4,500	Dec-2009	105
Eurodollar Futures (Buy)	18	4,500	Mar-2010	89
Eurodollar Future (Buy)	2	500	Jun-2010	5

				$200

FIXED INCOME INVESTMENTS SOLD SHORT AT APRIL 30, 2009

Par Value (000s)	Security	Value (000s)
$(8,500)	Federal Home Loan Mortgage Corporation	$(8,859)
(400)	Federal National Mortgage Association	(416)

	Fixed Income Investments Sold Short, at value (proceeds $9,288)	$(9,275)

40

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS OPEN AT APRIL 30, 2009

Interest Rate Swaps Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Morgan Stanley Capital Services, Inc.	3-Month BRL-Banco Central do Brazil	Pay	10.115%	01/02/2012	R$	100	$(1)
Barclays Capital, London	Business Day - CDI	Pay	10.680	01/02/2012		1,000	(4)
Morgan Stanley Capital Services, Inc.	3-Month BRL-Banco Central do Brazil	Pay	12.540	01/02/2012		400	6
HSBC Bank USA, NA	3-Month BRL-Banco Central do Brazil	Pay	14.765	01/02/2012		500	12 [z]
Deutsche Bank AG	6-Month BP-LIBOR	Pay	6.000	03/20/2010	ERN	1,000	43
Barclays Bank plc	6-Month BP-LIBOR	Pay	5.000	03/18/2014		£700	113
Barclays Capital, London	GBP UKRPI	Pay	3.250	12/14/2017		100	7
Royal Bank of Scotland	GBP UKRPI	Pay	3.180	12/19/2017		200	13
Deutsche Bank AG	6-Month EUR-EURIBOR	Pay	4.500	03/19/2010		€300	11
Morgan Stanley Capital Services, Inc.	6-Month EUR-EURIBOR	Pay	4.500	03/19/2010		300	11
JP Morgan Chase	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.261	07/14/2011		400	25
BNP Paribas	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.987	12/15/2011		100	4
Royal Bank of Scotland	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.955	03/28/2012		100	3
Morgan Stanley Capital Services, Inc.	3-Month US-LIBOR	Receive	5.000	12/17/2028		$100	—
Citibank NA	3-Month BBA-LIBOR	Receive	3.000	12/17/2029		700	121

Total Interest Rate Swaps							$364

Credit Default Swaps Counterparty	Reference Entity	Buy/Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value[e]	Notional Amount (000s)[d]	Appreciation/ (Depreciation) (000s)
Merrill Lynch International	CDX HY-8 100	Sell	2.750%	06/20/2012	NA	$(22)	$92	$(13)
Deutsche Bank AG	GMAC LLC	Sell	5.400	09/20/2012	11.102%	100	100	(13)
Merrill Lynch International	GMAC LLC	Sell	6.300	09/20/2012	3.081	(11)	100	(10)
Merrill Lynch International	CDX HY-9 100 25-35%	Sell	6.510	12/20/2012	N/A	(50)	200	—
Morgan Stanley Capital Services, Inc.	CDX HY-9 100 25-35%	Sell	6.570	12/20/2012	N/A	(50)	200	—
BNP Paribas	Credit Suisse Group Finance senior bond 3.125% due 09/14/2012	Buy	1.000	06/20/2013	1.580	4	500	2 [z]
Barclays Bank plc	Credit Suisse Group Finance senior bond 3.125% due 09/14/2012	Buy	1.600	06/20/2013	1.580	3	400	(1)
Citibank NA	GATX Financial 5.800% due 03/1/2016	Buy	1.070	03/20/2016	3.516	127	1,000	129

Total Credit Default Swaps								$94

Total Swaps								$458

a	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

b	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identifìed as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

d	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defìned under the terms of that particular swap agreement.

e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profìt) for the credit derivative should the notional amount of the swap agreement been closed/ sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

41

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

WRITTEN OPTIONS OPEN AT APRIL 30, 2009

Description	Number of Shares/Contracts	Strike Price	Expiration Date	Value (000s)
Eurodollar Future (Call)	(7)	$98.63	Sep-2009	$(1)
Eurodollar Futures (Put)	(4)	98.50	Sep-2009	—
Swap Option (Call)	(800,000)	2.35	Jun-2009	(1)
Swap Option (Call)	(300,000)	2.35	Jun-2009	—
Swap Option (Put)	(500,000)	2.75	May-2009	(1)
Swap Option (Put)	(3,300,000)	3.10	May-2009	(14)
Swap Option (Put)	(500,000)	3.50	May-2009	—
Swap Option (Put)	(800,000)	3.50	Jun-2009	(3)
Swap Option (Put)	(300,000)	3.50	Jun-2009	(1)
Swap Option (Put)	(700,000)	2.00	Jul-2009	(1)
US Treasury Notes Futures (Call)	(17)	119.00	May-2009	(6)
US Treasury Notes Futures (Call)	(17)	122.00	May-2009	(28)
US Treasury Notes Futures (Call)	(17)	126.00	May-2009	(1)
US Treasury Notes Futures (Call)	(17)	128.00	May-2009	(1)

Written options outstanding, at value (premiums received of $49)				$(58)

FAIR VALUE MEASUREMENTS

The following table summarized the Fund’s investments as of April 30, 2009 based on the inputs used to value them.

Valuation Description	Investments in Securities	Securities Sold Short	Investments in Other Financial Instruments#	Total
Level 1—Quoted Prices	$—	$—	$163	$163
Level 2—Other Significant Observable Inputs	165,617	(9,275)	290	156,632
Level 3—Significant Unobservable Inputs	—	—	14	14

Total	$165,617	$(9,275)	$467	$156,809

The following is a reconciliation of the Fund’s Level 3 investments held during the period ended April 30, 2009.

Valuation Description	Investments in Other Financial Instruments#
Beginning Balance at 10/31/2008	$(11)
Change in Unrealized Appreciation/(Depreciation)[w]	25

Ending Balance at 4/30/2009	$14

For more information on valuation inputs and their aggregation into the levels used in the tables above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

#	Other financial instruments may include open futures contracts, swap contracts, written options, and foreign forward currency contracts.

*	Security in default.

**	Rounds to less than $1,000.

1	Floating rate security. The stated rate represents the rate in effect at April 30, 2009.

2	At April 30, 2009, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $100,015 or 94% of net assets.

3	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

4	MTN after the name of a security stands for Medium Term Note.

5	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the adviser (Harbor Capital Advisors, Inc.), or using valuation procedures approved by the Board of Trustees. At April 30, 2009, these securities were valued at $4,617 or 4% of net assets.

6	Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

7	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after April 30, 2009. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date. (See Note 2 to the Financial Statements).

w	The amounts in this category are included in the “Realized and Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations.

z	Fair valued by Harbor Funds’ Valuation Committee.

R$	Brazilian Real.

£	British Pound.

ERN	Eritrean Nakfa.

€	Euro.

¥	Japanese Yen.

42

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43

Harbor Short Duration Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Fischer Francis Trees & Watts, Inc.

200 Park Avenue

New York, NY 10166

PORTFOLIO MANAGER

Ken O’Donnell CFA

Since 2003

FFTW has subadvised the Fund since its inception in 1992.

INVESTMENT GOAL

Total return that is consistent with preservation of capital.

PRINCIPAL STYLE
CHARACTERISTICS

High quality short-term bonds.

Ken O’Donnell

Management’s Discussion of

Fund Performance

MARKET REVIEW

Economic conditions deteriorated significantly in the months following the Lehman Brothers bankruptcy in September 2008. Fears of a banking crisis impeded growth and consumption on a global basis. As the financial system struggled, markets declined, resulting in continued destruction of asset values. Credit conditions tightened while investor “flight to quality” drove short-term U.S. Treasury yields to the lowest levels on record.

The Federal Reserve responded by aggressively easing policy rates while initiating several lending programs to provide liquidity to the banking system. The U.S. Treasury provided government assistance to major financial institutions. Markets were calmed and the tone gradually improved as systemic risks subsided. Meanwhile, balance sheet de-leveraging and recapitalization continued into 2009.

The crisis had a significant impact on the domestic economy. Real GDP contracted at a pace not experienced since the early 1980s. Manufacturing declined, consumer sentiment turned decisively negative, and consumption slowed. Commercial property vacancies began to dot the landscape as corporate bankruptcies emerged. Job losses escalated, driving the unemployment rate toward 10%.

PERFORMANCE

In this difficult environment, Harbor Short Duration Fund underperformed its benchmark, the Merrill Lynch 1 to 3 Year U.S. Treasury Index. The Fund returned -2.09% (Institutional Class) and -2.11% (Administrative Class) for the six months ended April 30, 2009. This compares with a return of 1.71% for the index.

The sub-par performance of the Fund can be attributed to non-government fixed income securities held in the portfolio. More specifically, the asset-backed securities sector of the fixed income universe is the primary source of yield enhancement for the Fund. This sector underperformed comparable-duration U.S. Treasuries throughout the last six months.

Interest rate strategies also detracted marginally from incremental performance. The duration of the portfolio was maintained at a level shorter than the benchmark. Interest rates declined quickly in the fourth quarter of calendar 2008, thereby increasing the return of the benchmark Treasury index. During this time, the fund failed to keep pace with the capital appreciation experienced in the benchmark.

OUTLOOK AND STRATEGY

Monetary policy has become increasingly accommodative in the wake of the Lehman Brothers crisis. The current interest rate environment may provide the necessary stimulus to reverse the contraction in economic growth. The positively sloped yield curve encourages lending from a banking sector eager to earn attractive net interest margins. Credit spreads have recently contracted as markets have slowly regained functionality.

Given the depth of the contraction, we would expect short-term interest rates to remain anchored by monetary policy for an extended period of time. We believe that yield curves will remain steep as conditions slowly improve. Credit markets appear likely to continue to normalize with further contraction in credit spreads as greed overcomes fear.

44

Harbor Short Duration Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
U.S. Treasury Notes (1.125% - 01/15/2012)	29.4%

Federal Home Loan Mortgage Corp. (4.750% - 01/18/2011)	17.1%

U.S. Treasury Notes (3.125% - 08/31/2013)	5.7%

Federal Home Loan Banks (4.750% - 10/25/2010)	3.4%

Federal Home Loan Mortgage Corp. REMIC (4.375% - 04/15/2015)	3.3%

Federal Home Loan Mortgage Corp. REMIC (1.001% - 02/15/2025)	3.3%

Federal Home Loan Mortgage Corp. (0.001% - 06/24/2009)	2.7%

MBNA Credit Card Master Note Trust (0.671% - 09/17/2012)	2.6%

Countrywide Asset-Backed Certificates (0.898% - 10/25/2035)	2.3%

Federal Home Loan Mortgage Corp. (0.001% - 06/17/2009)	2.1%

The Fund has been strategically positioned to benefit from improving conditions in the fixed income markets. Portfolio duration has been gradually extended to a level that is more neutral to the benchmark. Opportunities continue to exist in the credit markets with spreads exceeding historic norms. While we have been reluctant to increase our exposure significantly, the Fund should benefit significantly from price improvement in the non-agency mortgage sector.

We intend to continue managing the portfolio with a focus on long-term performance while remaining mindful of the short-term risks that are inherent with owning spread securities.

This report contains the current opinions of Fischer Francis Trees & Watts, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in asset-backed and mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal strategies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

45

Harbor Short Duration Fund

FUND SUMMARY—April 30, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	016

Cusip	411511702

Ticker	HASDX

Inception Date	01/01/1992

Net Expense Ratio*	0.38%[a]

Total Net Assets (000s)	$37,167

ADMINISTRATIVE CLASS

Fund #	216

Cusip	411511678

Ticker	HRSDX

Inception Date	11/01/2002

Net Expense Ratio*	0.63%[a]

Total Net Assets (000s)	$61

*	Excludes interest expense from reverse repurchase agreements.

a	Annualized.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Average Market Coupon	2.17%	2.95%

Yield to Maturity	7.25%	0.86%

Current 30-Day Yield (Institutional Class)	0.01%	N/A

Weighted Average Maturity	2.38 years	1.83 years

Weighted Average Duration	1.83 years	1.78 years

Weighted Average Credit Quality	AAA	AAA

Portfolio Turnover Rate—Unannualized (6-Month Period Ended 04/30/2009)	37%	N/A

CREDIT QUALITY (% of investments)

(Excludes short-term investments)

FUND CATEGORY

Reflects the weighted average of maturity and credit quality of the collective portfolio holdings; individual investments may have different characteristics.

MATURITY PROFILE (% of investments)

46

Harbor Short Duration Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/1999 through 04/30/2009

The graph compares a $10,000 investment in the Fund with the performance of the Merrill Lynch 1 to 3 YR U.S. Treasury Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Short Duration Fund
Institutional Class	-2.09%	-2.65%	1.89%	3.14%	01/01/1992	$13,623
Comparative Index
Merrill Lynch 1-3 YR U.S. Treasury	1.71%	4.29%	4.05%	4.61%	—	$15,699

Administrative Class

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 04/30/2009

The graph compares a $10,000 investment in the Fund with the performance of the Merrill Lynch 1 to 3 YR U.S. Treasury Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Short Duration Fund
Administrative Class	-2.11%	-2.91%	1.63%	1.57%	11/01/2002	$11,068
Comparative Index
Merrill Lynch 1-3 YR U.S. Treasury	1.71%	4.29%	4.05%	3.50%	—	$12,508

As stated in the Fund’s current prospectus, the expense ratios were 0.38% (Net) and 0.44% (Gross) (Institutional Class); and 0.63% (Net) and 0.70% (Gross) (Administrative Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers (excluding interest expense in reverse repurchase agreements) which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.
b	Unannualized.

47

Harbor Short Duration Fund

PORTFOLIO OF INVESTMENTS—April 30, 2009 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash, short-term investments, and derivative positions of 0.9%)

ASSET-BACKED SECURITIES—21.8%
Principal Amount (000s)		Value (000s)

	Ameriquest Mortgage Securities Inc.
	Series 2006-R1 Cl. M1
$1,000	0.828%—03/25/2036[1,2]	$208
	Series 2005-R1 Cl. M1
1,000	0.888%—03/25/2035[1,2]	495

		703

	Contimortgage Home Equity Trust
	Series 1996-4 Cl. A10
951	0.931%—01/15/2028[1,2]	418
	Countrywide Asset-Backed Certificates
	Series 2005-4 Cl. MV1
1,000	0.898%—10/25/2035[1,2]	861
	HSI Asset Securitization Corp Trust
	Series 2006-OPT2 Cl. M1
1,000	0.808%—01/25/2036[1,2]	242
	Long Beach Mortgage Loan Trust
	Series 2006-WL1 Cl. 2A2
178	0.618%—01/25/2036[1,2]	173
	MBNA Credit Card Master Note Trust
	Series 2003-A4
1,000	0.671%—09/17/2012[2]	989
	Residential Asset Mortgage Products Inc.
	Series 2003-RS4 Cl. AIIB
492	1.098%—05/25/2033[1,2]	251
	Residential Asset Securities Corp.
	Series 2005-KS2 Cl. M1
1,000	0.868%—03/25/2035[1,2]	586
	Series 2005-KS10 Cl. M2
1,000	0.878%—11/25/2035[1,2]	108
	Series 2005-KS1 Cl. M1
1,000	0.888%—02/25/2035[1,2]	567
	Series 2001-KS2 Cl. AII
582	0.898%—06/25/2031[2]	372
	Series 2004-KS4 Cl. A2B3
1,040	1.198%—05/25/2034[1,2]	521

		2,154

	Residential Funding Mortgage Securities II Inc.
	Series 2003-HS2 Cl. AIIB
187	0.688%—06/25/2028[1,2]	102
	SLM Student Loan Trust
645	1.360%—06/15/2018[1,2]	636
	Specialty Underwriting & Residential Finance
	Series 2004-BC4 Cl. M1
724	1.238%—10/25/2035[1,2]	432
	USAA Auto Owner Trust
491	3.580%—03/15/2011	494

ASSET-BACKED SECURITIES—Continued
Principal Amount (000s)		Value (000s)

	Wells Fargo Home Equity Trust
	Series 2005-4 Cl. AI3
$1,000	0.872%—12/25/2035[1,2,3]	$678

TOTAL ASSET-BACKED SECURITIES (Cost $14,270)		8,133

COLLATERALIZED MORTGAGE OBLIGATIONS—37.4%
	Federal Home Loan Banks
1,235	4.750%—10/25/2010	1,275
	Federal Home Loan Mortgage Corp.
6,000	4.750%—01/18/2011[1]	6,364
	Federal Home Loan Mortgage Corp. REMIC[4]
1,231	1.001%—02/15/2025[1,2]	1,229
1,212	4.375%—04/15/2015[1]	1,236

		2,465

	Federal National Mortgage Association REMIC[4]
	Series 1997-68 Cl. FC
700	0.969%—05/18/2027[2]	692
677	1.869%—01/25/2023[1,2]	687

		1,379

	First Horizon Alternative Mortgage Securities
	Series 2006-FA6 Cl. IIA1
812	6.250%—11/25/2036	617
	Government National Mortgage Association REMIC[4]
775	1.003%—10/16/2029[2]	770
	Structured Adjustable Rate Mortgage Loan Trust
	Series 2004-20 Cl. 1A1
818	5.331%—01/25/2035[1,5]	439
	Structured Asset Securities Corp.
	Series 2002-1A Cl. 2A1
429	4.849%—02/25/2032[1,2]	393
	Washington Mutual Mortgage Pass Through Certificates
	Series 2006-AR13 Cl. 1A
682	2.394%—10/25/2046[1,2]	213

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $14,752)		13,915

U.S. GOVERNMENT AGENCIES—4.8%
(Cost $1,800)
	Federal Home Loan Mortgage Corp.
1,800	0.001%—06/17/2009-06/24/2009	1,800

U.S. GOVERNMENT OBLIGATIONS—35.1%
	U.S. Treasury Notes
11,000	1.125%—01/15/2012[1]	10,963
2,000	3.125%—08/31/2013	2,110

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $13,071)		13,073

48

Harbor Short Duration Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—0.3%
Principal Amount (000s)		Value (000s)

(Cost $92)
REPURCHASE AGREEMENTS
$92	Repurchase Agreement with State Street Corp. dated April 30, 2009 due May 01, 2009 at 0.010% collateralized by U.S. Treasury Bills (market value $92)	$92

TOTAL INVESTMENTS—99.4% (Cost $43,985)		37,013

CASH AND OTHER ASSETS, LESS LIABILITIES—0.6%		215

TOTAL NET ASSETS—100.0%		$37,228

FUTURES CONTRACTS OPEN AT APRIL 30, 2009

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
U.S. Treasury Note Future—2 Yr (Buy)	40	$8,000	Jun-2009	$45

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2009, based on the inputs used to value them.

Valuation Description	Investments in Securities	Investments in Other Financial Instruments#
Level 1—Quoted Prices	$—	$45
Level 2—Other Significant Observable Inputs	37,013	—
Level 3—Significant Unobservable Inputs	—	—

Total	$37,013	$45

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

#	Other financial instruments include futures contracts.

1	At April 30, 2009, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $27,801 or 75% of net assets.

2	Floating rate security. The stated rate represents the rate in effect at April 30, 2009.

3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the adviser (Harbor Capital Advisors, Inc.), or using valuation procedures approved by the Board of Trustees. At April 30, 2009, these securities were valued at $678 or 2% of net assets.

4	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

5	Variable rate security. The stated rate represents the rate in effect at April 30, 2009.

The accompanying notes are an integral part of the financial statements.

49

Harbor Money Market Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Fischer Francis Trees & Watts, Inc.

200 Park Avenue

New York, NY 10166

PORTFOLIO MANAGER

Ken O’Donnell CFA

Since 2003

FFTW has subadvised the Fund since its inception in 1987.

INVESTMENT GOAL

Current income. The Fund intends to maintain a stable share price of $1.

PRINCIPAL STYLE
CHARACTERISTICS

Very short-term high quality money market instruments.

Ken O’Donnell

Management’s Discussion of

Fund Performance

MARKET REVIEW

The liquidity crisis that emerged following the bankruptcy of Lehman Brothers in September 2008 presented significant challenges to the money market industry. Money funds experienced difficulty in meeting redemption requests as market conditions deteriorated. Investors became increasingly uncomfortable with cash management vehicles. Ultimately, the Federal Reserve helped stabilize the market with the creation of a funding facility designed to provide liquidity to money market investors. Funding pressures abated and markets calmed.

The crisis inflicted considerable damage on the U.S. economy. Real GDP contracted by 6% in the fourth quarter of 2008 as the manufacturing sector weakened and consumption stalled. Consumer sentiment turned broadly negative. Weekly jobless claims spiked, driving the national unemployment rate toward 10%. Meanwhile, deflationary concerns emerged as energy prices trended lower.

Demand for short-term Treasury bills brought yields to the lowest levels in history. The Federal Reserve responded by dropping policy rates to near-zero levels at year end 2008. The aggressive reduction in target policy rates was followed by a formal announcement of plans for outright central bank asset purchases of Treasurys and other financial assets, a practice known as quantitative easing. Markets improved later in the fiscal half-year with government yield curve slopes increasing and credit spreads narrowing. We believe that it is likely to be some time before the credit markets fully stabilize.

PERFORMANCE

Despite the uncertain interest rate environment, Harbor Money Market Fund provided competitive returns. For the six months ended April 30, 2009, the Fund returned 0.33% (Institutional Class) and 0.25% (Administrative Class). This compares with a return of 0.18% for the Fund’s benchmark, the Merrill Lynch 3-Month U.S. T-Bill Index.

The duration of the portfolio was maintained at a level shorter than the three-month benchmark as a defensive measure in a difficult market environment. The risk to the strategy was in failing to lock in current rates if yields should continue to fall. Despite this conservative positioning, the overall duration strategy had a positive impact on the portfolio’s total return.

OUTLOOK AND STRATEGY

With the federal funds rate anchored, the yield curve term structure has experienced gradual improvement and regained its positive slope. This has provided opportunities to improve the portfolio yield by extending maturities. The Fund’s duration may be extended further in the near term as opportunities develop.

The Fund adopted a very conservative investment strategy in the period following the Lehman Brothers bankruptcy, limiting investments to U.S. Treasury and government agency obligations. The average days-to-maturity of the portfolio was extended in an attempt to maximize portfolio yield. As market conditions improve, the investment strategy is likely to slowly migrate back to traditional money market investments.

50

Harbor Money Market Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Federal Home Loan Bank (0.010% - 05/11/2009)	9.9%

Federal Home Loan Mortgage Corp. (0.010% - 05/20/2009)	6.2%

U.S. Treasury Bill (0.010% - 10/01/2009)	5.6%

U.S. Treasury Bill (0.010% - 10/29/2009)	5.2%

Federal National Mortgage Association (0.010% - 08/24/2009)	5.2%

Federal National Mortgage Association (0.010% - 05/26/2009)	4.0%

U.S. Treasury Bill (0.010% - 05/21/2009)	4.0%

U.S. Treasury Bill (0.010% - 05/28/2009)	3.8%

Federal National Mortgage Association (1.000% - 05/26/2009)	3.8%

Federal Home Loan Bank (0.010% - 05/01/2009)	3.7%

Finally, we are pleased to report that the fund had no exposure to Asset-Backed Commercial Paper (ABCP), Structured Investment Vehicles (SIVs) or other impaired or distressed holdings and required no assistance or intervention by a third party.

This report contains the current opinions of Fischer Francis Trees & Watts, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

51

Harbor Money Market Fund

FUND SUMMARY—April 30, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	015

Cusip	411511405

Ticker	HARXX

Inception Date	12/29/1987

Net Expense Ratio	0.27%[a]

Total Net Assets (000s)	$190,775

ADMINISTRATIVE CLASS

Fund #	215

Cusip	411511660

Ticker	HRMXX

Inception Date	11/01/2002

Net Expense Ratio	0.38%[a]

Total Net Assets (000s)	$415

a	Annualized.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Yield to Maturity	0.14%	0.07%

Weighted Average Maturity	58 days	88 days

Weighted Average Duration	2 months	2 months

Weighted Average Credit Quality	AAA	AAA

CREDIT QUALITY (% of investments)

FUND CATEGORY

Reflects the weighted average of maturity and credit quality of the collective portfolio holdings; individual investments may have different characteristics.

52

Harbor Money Market Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/1999 through 04/30/2009

The graph compares a $10,000 investment in the Fund with the performance of the Merrill Lynch 3-Month U.S. T-Bill Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Money Market Fund
Institutional Class	0.33%	1.48%	3.24%	3.22%	01-01-1992	$13,732
Comparative Index
Merrill Lynch 3-Month U.S. T-Bills	0.18%	1.13%	3.20%	3.31%	—	$13,854
Current yield for periods ended 04/30/2009	7-Day 0.13%			30-Day 0.14%

Administrative Class

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 04/30/2009

The graph compares a $10,000 investment in the Fund with the performance of the Merrill Lynch 3-Month U.S. T-Bill Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Money Market Fund
Administrative Class	0.25%	1.27%	2.99%	2.32%	11-01-2002	$11,609
Comparative Index
Merrill Lynch 3-Month U.S. T-Bills	0.18%	1.13%	3.20%	2.73%	—	$11,911
Current yield for periods ended 04/30/2009	7-Day 0.12%			30-Day 0.13%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. Current yield excludes gains and losses as defined by the Securities and Exchange Commission. The current yield more closely reflects the current earnings of the Fund than the total return.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.
b	Unannualized.

53

Harbor Money Market Fund

PORTFOLIO OF INVESTMENTS—April 30, 2009 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash of –1.2%)

U.S. GOVERNMENT AGENCIES—74.7%
Principal Amount (000s)		Value (000s)

	Federal Home Loan Bank
$45,900	0.010%—05/01/2009-10/14/2009	$45,879
	Federal Home Loan Mortgage Corp.
52,314	0.010%—05/06/2009-10/05/2009	52,270
	Federal National Mortgage Association
37,490	0.010%—05/01/2009-08/24/2009	37,469
7,200	1.000%—05/26/2009	7,198

		44,667

TOTAL U.S. GOVERNMENT AGENCIES (Cost $142,816)		142,816

U.S. GOVERNMENT OBLIGATIONS—26.5%
(Cost $50,755)
Principal Amount (000s)		Value (000s)

	U.S. Treasury Bills
$50,800	0.010%—05/14/2009-11/19/2009	$50,755

TOTAL INVESTMENTS—101.2% (Cost $193,571)[a]		193,571

CASH AND OTHER ASSETS, LESS LIABILITIES—(1.2)%		(2,381)

TOTAL NET ASSETS—100.0%		$191,190

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2009, based on the inputs used to value them.

Valuation Description	Investments in Securities
Level 1—Quoted Prices	$—
Level 2—Other Significant Observable Inputs	193,571
Level 3—Significant Unobservable Inputs	—

Total	$193,571

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

a	The aggregate identified cost on a tax basis is the same.

The accompanying notes are an integral part of the financial statements.

54

[THIS PAGE INTENTIONALLY LEFT BLANK]

55

Harbor Fixed Income Funds

STATEMENT OF ASSETS AND LIABILITIES—April 30, 2009 (Unaudited)

(All amounts in thousands, except per share amounts)

	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Short Duration Fund	Harbor Money Market Fund
ASSETS
Investments, at identified cost*	$326,133	$7,492,521	$166,018	$43,985	$193,571
Investments, at value	$292,671	$7,429,024	$160,811	$36,921	$193,571
Repurchase agreements	43,296	124,488	4,806	92	—
Cash-Restricted	—	—	191	—	—
Cash	15	1	1	201	20
Foreign currency, at value (cost: $0; $4,246; $313; $0; $0)	—	4,270	316	—	—
Receivables for:
Investments sold	273	1,527,352	23,923	—	—
Capital shares sold	3,967	8,497	621	305	84
Dividends	8	579	—	—	—
Interest	5,155	31,338	844	151	—
Swap agreements, at value (cost: $0; $0; $(72); $0; $0)	—	—	386	—	—
Variation margin on futures contracts	—	440	8	5	—
Withholding tax receivable	—	339	1	—	—
Other assets	—	—	7	8	77
Prepaid registration fees	40	89	27	22	25
Prepaid fund insurance	—	15	—	—	21
Total Assets	345,425	9,126,432	191,942	37,705	193,798
LIABILITIES
Payables for:
Due to broker	—	6,350	—	—	—
Investments purchased	27,674	3,423,997	76,424	—	—
Capital shares reacquired	344	3,855	122	458	2,544
Dividends to shareholders	—	—	—	—	1
Investments sold short, at value (proceeds: $0; $0; $9,288; $0; $0)	—	—	9,275	—	—
Written options, at value (premium received: $0; $2,178; $49; $0; $0)	—	1,077	58	—	—
Swap agreements, at value (cost: $0; $4,765; $0; $0; $0)	—	4,160	—	—	—
Interest on investments sold short	—	—	1	—	—
Open forward currency contracts	—	2,470	133	—	—
Variation margin on futures contracts	—	483	—	—	—
Accrued expenses:
Management fees	137	1,650	40	7	30
12b-1 fees	14	21	—	—	—
Trustees’ fees and expenses	1	41	1	1	3
Transfer agent fees	25	304	7	3	14
Other	23	318	8	8	16
TBA sale commitments, at value	—	1,231,261	—	—	—
Total Liabilities	28,218	4,675,987	86,069	477	2,608
NET ASSETS	$317,207	$4,450,445	$105,873	$37,228	$191,190
Net Assets Consist of:
Paid-in capital	$313,649	$4,548,493	$112,887	$48,327	$191,155
Undistributed/(over-distributed) net investment income	1,682	16,783	672	(49)	38
Accumulated net realized gain/(loss)	(7,958)	(1,429)	(7,772)	(4,122)	(3)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	9,834	(145,045)	19	(6,973)	—
Unrealized appreciation/(depreciation) of futures and forward contracts	—	31,643	67	45	—
	$317,207	$4,450,445	$105,873	$37,228	$191,190
NET ASSETS VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$242,833	$4,342,251	$105,301	$37,167	$190,775
Shares of beneficial interest[2]	25,991	377,525	10,973	4,926	190,775
Net asset value per share[1]	$9.34	$11.50	$9.60	$7.54	$1.00
Administrative Class
Net assets	$3,462	$108,194	$572	$61	$415
Shares of beneficial interest[2]	371	9,415	60	8	415
Net asset value per share[1]	$9.34	$11.49	$9.60	$7.53	$1.00
Investor Class
Net assets	$70,912	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Shares of beneficial interest[2]	7,590
Net asset value per share[1]	$9.34

*	Including repurchase agreements and short-term investments.
1	Net asset value per share as presented is calculated using whole dollar amounts.
2	Par value $0.01 (unlimited authorizations).

The accompanying notes are an integral part of the financial statements.

56

Harbor Fixed Income Funds

STATEMENT OF OPERATIONS—Six Months Ended April 30, 2009 (Unaudited)

(All amounts in thousands)

	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Short Duration Fund	Harbor Money Market Fund
Invesment Income
Dividends	$117	$1,720	$—	$—	$—
Interest	5,978	93,909	1,299	829	1,046
Total Investment Income	6,095	95,629	1,299	829	1,046
Operating Expenses
Management fees	466	10,913	207	53	281
12b-1 fees:
Administrative Class	2	114	1	—	—
Investor Class	40	N/A	N/A	N/A	N/A
Shareholder communications	4	264	17	5	15
Custodian fees	44	192	36	15	21
Transfer agent fees:
Institutional Class	45	1,364	30	18	73
Administrative Class	1	32	—	—	—
Investor Class	31	N/A	N/A	N/A	N/A
Professional fees	3	90	2	1	5
Trustees’ fees and expenses	1	41	1	1	3
Registration fees	18	76	16	14	16
Miscellaneous	2	35	2	3	59
Total expenses	657	13,121	312	110	473
Management fees waived	—	(1,559)	—	—	(88)
Other expenses waived	(1)	—	(53)	(9)	(89)
Custodial expense reductions	(3)	(20)	(1)	—	(4)
Net expenses	653	11,542	258	101	292
Net Investment Income	5,442	84,087	1,041	728	754
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	(3,342)	57,745	2,507	153	—
Foreign currency transactions	—	(6,437)	(392)	—	—
Swap agreements	—	(31,484)	(2,375)	—	—
Futures contracts	—	69,955	572	472	—
Written options	—	(29,969)	10	—	—
Change in net unrealized appreciation/(depreciation) of:
Investments	19,150	166,113	7,127	(2,442)	—
Swap agreements	—	31,344	337	—	—
Futures contracts	—	(38,862)	(88)	(105)	—
Forwards	—	7,525	358	—	—
Translations of assets and liabilities in foreign currencies	—	2,107	21	—	—
Net gain/(loss) on investment transactions	15,808	228,037	8,077	(1,922)	—
Net Increase/(Decrease) in Net Assets Resulting from Operations	$21,250	$312,124	$9,118	$(1,194)	$754

The accompanying notes are an integral part of the financial statements.

57

Harbor Fixed Income Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor High-Yield Bond Fund		Harbor Bond Fund
	November 1, 2008 through April 30, 2009	November 1, 2007 through October 31, 2008	November 1, 2008 through April 30, 2009	November 1, 2007 through October 31, 2008
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)
Operations
Net investment income	$5,442	$3,514	$84,087	$153,141
Net realized gain/(loss) on investments	(3,342)	(4,404)	59,810	141,656
Net unrealized appreciation/(depreciation) of investments	19,150	(9,025)	168,227	(313,427)
Net increase/(decrease) in assets resulting from operations	21,250	(9,915)	312,124	(18,630)
Distributions to Shareholders
Net investment income:
Institutional Class	(3,293)	(3,248)	(70,912)	(186,424)
Administrative Class	(42)	(38)	(1,543)	(3,018)
Investor Class	(777)	(233)	N/A	N/A
Net realized gain on investments:
Institutional Class	—	—	(140,258)	(4,748)
Administrative Class	—	—	(3,174)	(77)
Investor Class	—	—	N/A	N/A
Total distributions to shareholders	(4,112)	(3,519)	(215,887)	(194,267)
Net Increase/(Decrease) Derived from Capital Share Transactions	244,713	18,207	612,191	1,261,587
Net increase/(decrease) in net assets	261,851	4,773	708,428	1,048,690
Net Assets
Beginning of period	55,356	50,583	3,742,017	2,693,327
End of period*	$317,207	$55,356	$4,450,445	$3,742,017
* Includes undistributed/(over-distributed) net investment income of:	$1,682	$352	$16,783	$5,151

The accompanying notes are an integral part of the financial statements.

58

Harbor Real Return Fund		Harbor Short Duration Fund		Harbor Money Market Fund
November 1, 2008 through April 30, 2009	November 1, 2007 through October 31, 2008	November 1, 2008 through April 30, 2009	November 1, 2007 through October 31, 2008	November 1, 2008 through April 30, 2009	November 1, 2007 through October 31, 2008
(Unaudited)		(Unaudited)		(Unaudited)

$1,041	$2,958	$728	$2,598	$754	$6,763
322	(4,610)	625	838	—	—
7,755	(7,985)	(2,547)	(3,911)	—	—
9,118	(9,637)	(1,194)	(475)	754	6,763

(716)	(2,813)	(1,028)	(3,007)	(754)	(6,599)
(4)	(25)	(1)	(115)	—	(164)
N/A	N/A	N/A	N/A	N/A	N/A

(3,157)	—	—	—	—	—
(20)	—	—	—	—	—
N/A	N/A	N/A	N/A	N/A	N/A
(3,897)	(2,838)	(1,029)	(3,122)	(754)	(6,763)
18,352	68,267	(28,183)	(525)	(47,777)	17,937
23,573	55,792	(30,406)	(4,122)	(47,777)	17,937

82,300	26,508	67,634	71,756	238,967	221,030
$105,873	$82,300	$37,228	$67,634	$191,190	$238,967
$672	$351	$(49)	$252	$38	$38

59

Harbor Fixed Income Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor High-Yield Bond Fund		Harbor Bond Fund
	November 1, 2008 through April 30, 2009	November 1, 2007 through October 31, 2008	November 1, 2008 through April 30, 2009	November 1, 2007 through October 31, 2008
	(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$194,190	$36,408	$1,213,910	$2,110,101
Net proceeds from redemption fees	63	55	—	—
Reinvested distributions	2,135	2,294	178,156	156,620
Cost of shares reacquired	(14,741)	(22,666)	(811,733)	(1,040,584)
Net increase/(decrease) in net assets	$181,647	$16,091	$580,333	$1,226,137
Administrative Class
Net proceeds from sale of shares	$3,349	$8	$51,149	$54,115
Net proceeds from redemption fees	1	1	—	—
Reinvested distributions	36	38	4,678	3,082
Cost of shares reacquired	(589)	(2)	(23,969)	(21,747)
Net increase/(decrease) in net assets	$2,797	$45	$31,858	$35,450
Investor Class
Net proceeds from sale of shares	$64,568	$6,173
Net proceeds from redemption fees	17	6	Not Applicable	Not Applicable
Reinvested distributions	576	228
Cost of shares reacquired	(4,892)	(4,336)
Net increase/(decrease) in net assets	$60,269	$2,071
SHARES
Institutional Class
Shares sold	21,797	3,549	107,305	176,191
Shares issued due to reinvestment of distributions	242	227	15,875	13,329
Shares reacquired	(1,659)	(2,222)	(71,959)	(88,129)
Net increase/(decrease) in shares outstanding	20,380	1,554	51,221	101,391
Beginning of period	5,611	4,057	326,304	224,913
End of period	25,991	5,611	377,525	326,304
Administrative Class
Shares sold	373	1	4,522	4,570
Shares issued due to reinvestment of distributions	4	4	417	263
Shares reacquired	(65)	—	(2,130)	(1,840)
Net increase/(decrease) in shares outstanding	312	5	2,809	2,993
Beginning of period	59	54	6,606	3,613
End of period	371	59	9,415	6,606
Investor Class
Shares sold	7,258	695
Shares issued due to reinvestment distributions	65	22
Shares reacquired	(552)	(421)	Not Applicable	Not Applicable
Net increase/(decrease) in shares outstanding	6,771	296
Beginning of period	819	523
End of period	7,590	819

The accompanying notes are an integral part of the financial statements.

60

Harbor Real Return Fund		Harbor Short Duration Fund		Harbor Money Market Fund
November 1, 2008 through April 30, 2009	November 1, 2007 through October 31, 2008	November 1, 2008 through April 30, 2009	November 1, 2007 through October 31, 2008	November 1, 2008 through April 30, 2009	November 1, 2007 through October 31, 2008
(Unaudited)		(Unaudited)		(Unaudited)

$41,668	$134,442	$9,389	$44,479	$158,463	$448,965
—	—	—	—	—	—
3,645	2,593	928	2,717	747	6,536
(27,008)	(68,168)	(38,495)	(45,549)	(207,389)	(432,215)
$18,305	$68,867	$(28,178)	$1,647	$(48,179)	$23,286

$516	$33	$1	$1,321	$1,063	$3,798
—	—	—	—	—	—
24	25	1	115	—	164
(493)	(658)	(7)	(3,608)	(661)	(9,311)
$47	$(600)	$(5)	$(2,172)	$402	$(5,349)

Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

4,431	12,784	1,227	5,474	158,462	448,965
398	251	122	336	747	6,536
(2,926)	(6,526)	(5,035)	(5,609)	(207,388)	(432,215)
1,903	6,509	(3,686)	201	(48,179)	23,286
9,070	2,561	8,612	8,411	238,954	215,668
10,973	9,070	4,926	8,612	190,775	238,954

57	3	—	163	1,062	3,798
3	2	—	14	—	164
(52)	(61)	(1)	(456)	(660)	(9,311)
8	(56)	(1)	(279)	402	(5,349)
52	108	9	288	13	5,362
60	52	8	9	415	13

Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

61

Harbor Fixed Income Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR HIGH-YIELD BOND FUND
	Institutional Class
	6-Month Period Ended April 30, 2009		Year Ended October 31
			2008	2007	2006	2005	2004
	(Unaudited)
Net asset value beginning of period	$8.53		$10.92	$10.98	$10.91	$11.38	$11.10
Income from Investment Operations
Net investment income	0.22	[a]	0.67 [a]	0.75 [a]	0.76 [a]	0.77 [a]	0.75	[a]
Net realized and unrealized gain/(losses) on investments	0.82		(2.37)	(0.04)	0.14	(0.42)	0.35
Total from investment operations	1.04		(1.70)	0.71	0.90	0.35	1.10
Less Distributions
Dividends from net investment income	(0.23)		(0.70)	(0.71)	(0.79)	(0.68)	(0.82)
Distributions from net realized capital gains[1]	—		—	(0.07)	(0.04)	(0.15)	—
Total distributions	(0.23)		(0.70)	(0.78)	(0.83)	(0.83)	(0.82)
Proceeds from redemption fees	—	[f]	0.01	0.01	— [f]	0.01	—	[f]
Net asset value end of period	9.34		8.53	10.92	10.98	10.91	11.38
Net assets end of period (000s)	$242,833		$47,862	$44,312	$28,727	$31,547	$66,715
Ratios and Supplemental Data (%)
Total return	12.40%[b,d]		(16.37)%[b]	6.70%[b]	8.56%[b]	3.24%[b]	10.93%[b]
Ratio of total expenses to average net assets[2]	0.76	[c]	0.88	0.95	1.06	0.91	0.94
Ratio of net expenses to average net assets	0.76	[a,c]	0.77 [a]	0.82 [a]	0.81 [a]	0.82 [a]	0.85	[a]
Ratio of net investment income to average net assets	7.05	[a,c]	6.90 [a]	7.15 [a]	7.01 [a]	6.67 [a]	6.85	[a]
Portfolio turnover	16	[d]	65	66	63	42	109

HARBOR BOND FUND
	Institutional Class
	6-Month Period Ended April 30, 2009		Year Ended October 31
			2008	2007	2006	2005	2004
	(Unaudited)
Net asset value beginning of period	$11.24		$11.79	$11.78	$11.61	$12.24	$11.89
Income from Investment Operations
Net investment income	0.23	[a]	0.54 [a]	0.54 [a]	0.51 [a]	0.45 [a]	0.16	[a]
Net realized and unrealized gain/(losses) on investments	0.65		(0.41)	0.13	0.06	(0.28)	0.68
Total from investment operations	0.88		0.13	0.67	0.57	0.17	0.84
Less Distributions
Dividends from net investment income	(0.20)		(0.66)	(0.66)	(0.39)	(0.50)	(0.23)
Distributions from net realized capital gains[1]	(0.42)		(0.02)	—	(0.01)	(0.30)	(0.26)
Total distributions	(0.62)		(0.68)	(0.66)	(0.40)	(0.80)	(0.49)
Net asset value end of period	11.50		11.24	11.79	11.78	11.61	12.24
Net assets end of period (000s)	$4,342,251		$3,667,809	$2,650,770	$2,307,286	$1,931,651	$1,546,602
Ratios and Supplemental Data (%)
Total return	8.08%[b,d]		0.95%[b]	5.97%[b]	5.10%[b]	1.42%[b]	6.59%[b]
Ratio of total expenses to average net assets[2]	0.64	[c]	0.58	0.57	0.60	0.60	0.60
Ratio of net expenses to average net assets	0.56	[a,c]	0.55 [a]	0.56 [a]	0.58 [a]	0.58 [a]	0.57	[a]
Ratio of net investment income to average net assets	4.15	[a,c]	4.47 [a]	4.73 [a]	4.34 [a]	3.39 [a]	2.21	[a]
Portfolio turnover	246	[d]	514	213	312	332	311

See page 66 for notes to the Financial Highlights.

The accompanying notes are an integral part of the financial statements.

62

Administrative Class							Investor Class
6-Month Period Ended April 30, 2009		Year Ended October 31					6-Month Period Ended April 30, 2009		Year Ended October 31
		2008	2007	2006	2005	2004			2008	2007	2006		2005	2004
(Unaudited)							(Unaudited)
$8.53		$10.92	$10.97	$10.91	$11.38	$11.10	$8.53		$10.92	$10.98	$10.91		$11.39	$11.11

0.26	[a]	0.69 [a]	0.79 [a]	0.89 [a]	1.24 [a]	(0.02)[a]	0.24	[a]	0.67 [a]	0.75 [a]	0.71	[a]	0.70 [a]	0.62	[a]
0.77		(2.43)	(0.09)	(0.02)	(0.90)	1.09	0.79		(2.43)	(0.07)	0.14		(0.40)	0.43
1.03		(1.74)	0.70	0.87	0.34	1.07	1.03		(1.76)	0.68	0.85		0.30	1.05

(0.22)		(0.67)	(0.68)	(0.77)	(0.66)	(0.79)	(0.22)		(0.65)	(0.67)	(0.74)		(0.63)	(0.77)
—		—	(0.07)	(0.04)	(0.15)	—	—		—	(0.07)	(0.04)		(0.15)	—
(0.22)		(0.67)	(0.75)	(0.81)	(0.81)	(0.79)	(0.22)		(0.65)	(0.74)	(0.78)		(0.78)	(0.77)
—	[f]	0.02	— [f]	— [f]	— [f]	— [f]	—	[f]	0.02	— [f]	—	[f]	— [f]	—	[f]
9.34		8.53	10.92	10.97	10.91	11.38	9.34		8.53	10.92	10.98		10.91	11.39
$3,462		$501	$595	$524	$2	$1	$70,912		$6,993	$5,711	$4,662		$4,047	$3,586

12.29%[b,d]		(16.59)%[b]	6.54%[b]	8.22%[b]	3.05%[b]	10.49%[b]	12.26%[b,d]		(16.72)%[b]	6.31%[b]	8.15%[b]		2.71%[b]	10.41%[b]
1.01	[c]	1.12	1.20	1.30	— [e]	1.16	1.13	[c]	1.25	1.33	1.46		1.34	1.36
1.01	[a,c]	1.02 [a]	1.07 [a]	1.05 [a]	— [e]	1.01 [a]	1.13	[a,c]	1.13 [a]	1.20 [a]	1.21	[a]	1.25 [a]	1.27	[a]
6.83	[a,c]	6.67 [a]	6.89 [a]	6.79 [a]	— [e]	7.00 [a]	6.71	[a,c]	6.60 [a]	6.76 [a]	6.63	[a]	6.26 [a]	6.37	[a]
16	[d]	65	66	63	42	109	16	[d]	65	66	63		42	109

Administrative Class
6-Month Period Ended April 30, 2009		Year Ended October 31
		2008	2007	2006	2005	2004
(Unaudited)
$11.23		$11.78	$11.77	$11.61	$12.24	$11.89

0.21	[a]	0.53 [a]	0.53 [a]	0.49 [a]	0.46 [a]	0.32 [a]
0.66		(0.43)	0.12	0.05	(0.31)	0.49
0.87		0.10	0.65	0.54	0.15	0.81

(0.19)		(0.63)	(0.64)	(0.37)	(0.48)	(0.20)
(0.42)		(0.02)	—	(0.01)	(0.30)	(0.26)
(0.61)		(0.65)	(0.64)	(0.38)	(0.78)	(0.46)
11.49		11.23	11.78	11.77	11.61	12.24
$108,194		$74,208	$42,557	$38,590	$31,953	$18,205

7.96%[b,d]		0.71%[b]	5.71%[b]	4.76%[b]	1.18%[b]	6.33%[b]
0.89	[c]	0.83	0.82	0.85	0.85	0.85
0.81	[a,c]	0.80 [a]	0.81 [a]	0.83 [a]	0.83 [a]	0.81 [a]
3.90	[a,c]	4.22 [a]	4.50 [a]	4.10 [a]	3.17 [a]	1.94 [a]
246	[d]	514	213	312	332	311

63

Harbor Fixed Income Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR REAL RETURN FUND
	Institutional Class
	6-Month Period Ended April 30, 2009		Year Ended October 31
			2008			2007			2006[g]
	(Unaudited)
Net asset value beginning of period	$9.02		$9.93			$9.83			$10.00
Income from Investment Operations
Net investment income	0.11	[a]	0.40 [a]			0.47 [a]			0.39	[a]
Net realized and unrealized gain/(losses) on investments	0.94		(0.93)			0.13			(0.22)
Total from investment operations	1.05		(0.53)			0.60			0.17
Less Distributions
Dividends from net investment income	(0.08)		(0.38)			(0.47)			(0.34)
Distributions from net realized capital gains[1]	(0.39)		—			(0.03)			—
Total distributions	(0.47)		(0.38)			(0.50)			(0.34)
Net asset value end of period	9.60		9.02			9.93			9.83
Net assets end of period (000s)	$105,301		$81,832			$25,431			$12,057
Ratios and Supplemental Data (%)
Total return	11.87%[b,d]		(5.80)%[b]			6.31%[b]			1.77%[b,d]
Ratio of total expenses to average net assets[2]	0.72	[c]	0.74			1.12			1.83	[c]
Ratio of net expenses to average net assets	0.60	[a,c]	0.57 [a]			0.56 [a]			0.57	[a,c]
Ratio of net investment income to average net assets	2.42	[a,c]	3.93 [a]			4.62 [a]			5.09	[a,c]
Portfolio turnover	284	[d]	1,334			661			410	[d]

HARBOR SHORT DURATION FUND
	Institutional Class
	6-Month Period Ended April 30, 2009		Year Ended October 31
			2008	2007		2006	2005		2004
	(Unaudited)
Net asset value beginning of period	$7.85		$8.25	$8.24		$8.27	$8.41		$8.57
Income from Investment Operations
Net investment income	0.11	[a]	0.31 [a]	0.40	[a]	0.30 [a]	0.35	[a]	0.26	[a]
Net realized and unrealized gain/(losses) on investments	(0.27)		(0.34)	(0.04)		0.08	(0.17)		(0.14)
Total from investment operations	(0.16)		(0.03)	0.36		0.38	0.18		0.12
Less Distributions
Dividends from net investment income	(0.15)		(0.37)	(0.35)		(0.39)	(0.32)		(0.28)
Distributions from net realized capital gains[1]	—		—	—		—	—		—
Return of capital	—		—	—		(0.02)	—		—
Total distributions	(0.15)		(0.37)	(0.35)		(0.41)	(0.32)		(0.28)
Net asset value end of period	7.54		7.85	8.25		8.24	8.27		8.41
Net assets end of period (000s)	$37,167		$67,566	$69,379		$77,264	$53,353		$93,910
Ratios and Supplemental Data (%)
Total return	(2.09)%[b,d]		(0.37)%[b]	4.43%[b]		4.82%[b]	2.17%[b]		1.43%[b]
Ratio of total expenses to average net assets[2,3]	0.42	[c]	0.42	0.58		0.53	0.52		0.45
Ratio of net expenses to average net assets[3]	0.38	[a,c]	0.41 [a]	0.49	[a]	0.39 [a]	0.40	[a]	0.31	[a]
Ratio of net expenses excluding interest expense to average net assets	0.38	[a],c	0.38 [a]	0.39	[a]	0.39 [a]	0.39	[a]	0.31	[a]
Ratio of net investment income to average net assets	2.75	[a,c]	3.72 [a]	4.69	[a]	4.21 [a]	3.41	[a]	2.65	[a]
Portfolio turnover	37	[d]	78	59		79	159		324

See page 66 for notes to the Financial Highlights.

The accompanying notes are an integral part of the financial statements.

64

Administrative Class
6-Month Period Ended April 30, 2009		Year Ended October 31
		2008			2007			2006[g]
(Unaudited)
$9.02		$9.93			$9.83			$10.00

0.05	[a]	0.54 [a]			0.48 [a]			0.40	[a]
0.99		(1.11)			0.09			(0.25)
1.04		(0.57)			0.57			0.15

(0.07)		(0.34)			(0.44)			(0.32)
(0.39)		—			(0.03)			—
(0.46)		(0.34)			(0.47)			(0.32)
9.60		9.02			9.93			9.83
$572		$468			$1,077			$1,015

11.72%[b,d]		(6.10)%[b]			6.05%[b]			1.56%[b,d]
0.98	[c]	1.03			1.35			2.08
0.85	[a,c]	0.82 [a]			0.82 [a]			0.82	[a]
1.36	[a,c]	3.69 [a]			4.13 [a]			4.28	[a]
284	[d]	1,334			661			410	[d]

Administrative Class
6-Month Period Ended April 30, 2009		Year Ended October 31
		2008	2007		2006	2005		2004
(Unaudited)
$7.83		$8.24	$8.23		$8.26	$8.41		$8.57

0.08	[a]	(0.84)[a]	0.37	[a]	0.28 [a]	0.33	[a]	9.80	[a]
(0.25)		0.78	(0.03)		0.09	(0.18)		(9.69)
(0.17)		(0.06)	0.34		0.37	0.15		0.11

(0.13)		(0.35)	(0.33)		(0.37)	(0.30)		(0.27)
—		—	—		—	—		—
—		—	—		(0.03)	—		—
(0.13)		(0.35)	(0.33)		(0.40)	(0.30)		(0.27)
7.53		7.83	8.24		8.23	8.26		8.41
$61		$68	$2,377		$1,789	$1,556		$1,446

(2.11)%[b,d]		(0.73)%[b]	4.20%[b]		4.59%[b]	1.82%[b]		1.24%[b]
0.66	[c]	0.68	0.84		0.78	0.76		0.70
0.63	[a,c]	0.66 [a]	0.75	[a]	0.64 [a]	0.64	[a]	0.55	[a]
0.63	[a],c	0.63 [a]	0.64	[a]	0.64 [a]	0.64	[a]	0.55	[a]
2.43	[a,c]	3.47 [a]	4.45	[a]	3.95 [a]	3.20	[a]	2.48	[a]
37	[d]	78	59		79	159		324

65

Harbor Fixed Income Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR MONEY MARKET FUND
	Institutional Class
	6-Month Period Ended April 30, 2009		Year Ended October 31
			2008		2007		2006		2005		2004
	(Unaudited)
Net asset value beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations
Net investment income	—		0.03	[a]	0.05	[a]	0.04	[a]	0.03	[a]	—
Net realized and unrealized gain/(losses) on investments	—		—		—		—		—		—
Total from investment operations	—		0.03		0.05		0.04		0.03		—
Less Distributions
Dividends from net investment income	—		(0.03)		(0.05)		(0.04)		(0.03)		—
Distributions from net realized capital gains[1]	—		—		—		—		—		—
Total distributions	—		(0.03)		(0.05)		(0.04)		(0.03)		—
Net asset value end of period	1.00		1.00		1.00		1.00		1.00		1.00
Net assets end of period (000s)	$190,775		$238,954		$215,668		$187,832		$120,041		$117,561
Ratios and Supplemental Data (%)
Total return	0.33%[b,d]		3.04%[b]		5.18%[b]		4.60%[b]		2.55%[b]		0.94%[b]
Ratio of total expenses to average net assets[2]	0.44	[c]	0.32		0.35		0.44		0.47		0.45
Ratio of net expenses to average net assets	0.27	[a,c]	0.28	[a]	0.28	[a]	0.32	[a]	0.35	[a]	0.29	[a]
Ratio of net investment income to average net assets	0.70	[a,c]	2.97	[a]	5.06	[a]	4.59	[a]	2.52	[a]	0.94	[a]

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 2 to Financial Statements).

3	Includes interest expense for all periods presented, where applicable.

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Annualized.

d	Unannualized.

e	Assets in this class were too small to incur any income or expense.

f	Less than $0.01.

g	For the period December 1, 2005 (inception) through October 31, 2006.

The accompanying notes are an integral part of the financial statements.

66

Administrative Class
6-Month Period Ended April 30, 2009		Year Ended October 31
		2008		2007		2006		2005		2004
(Unaudited)
$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

—		0.03	[a]	0.05	[a]	0.04	[a]	0.02	[a]	—
—		—		—		—		—		—
—		0.03		0.05		0.04		0.02		—

—		(0.03)		(0.05)		(0.04)		(0.02)		—
—		—		—		—		—		—
—		(0.03)		(0.05)		(0.04)		(0.02)		—
1.00		1.00		1.00		1.00		1.00		1.00
$415		$13		$5,362		$4,602		$3,896		$3,362

0.25%[b,d]		2.79%[b]		4.92%[b]		4.34%[b]		2.29%[b]		0.60%[b]
0.70	[c]	0.56		0.60		0.69		0.72		0.70
0.38	[a,c]	0.53	[a]	0.53	[a]	0.57	[a]	0.60	[a]	0.53	[a]
0.18	[a,c]	2.73	[a]	4.82	[a]	4.29	[a]	2.30	[a]	0.74	[a]

67

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—April 30, 2009 (Unaudited)

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 28 separate portfolios. The portfolios covered by this report include Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, Harbor Short Duration Fund and Harbor Money Market Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively).

The Funds of the Trust may offer up to three classes of shares, designated as Institutional Class, Administrative Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that certain expenses, subject to the approval of the Trust’s Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.

Security Valuation

Except in the case of Harbor Money Market Fund, debt securities, other than short-term securities with a remaining maturity of less than 60 days at the time they are acquired, are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair market value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that transaction price. Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost which approximates fair value.

Equity securities, except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities, are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there were no sales on the valuation day, securities traded principally: (i) on a U.S. exchange, including NASDAQ, will be valued at the mean between the closing bid and asked price; (ii) on a foreign exchange, including United Kingdom securities, will be valued at the official bid price determined as of the close of the primary exchange.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value, determined by the Trust’s Valuation Committee pursuant to procedures adopted by the Board of Trustees. A Fund may also use fair value pricing if the value of

68

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means the Fund may value those securities higher or lower than another fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor.

Securities of Harbor Money Market Fund are valued utilizing the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act and the Fund’s Rule 2a-7 procedures.

Fair Value Measurements

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the Funds’ current fiscal year.

The various inputs that may be used to determine the value of each Fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs are used in situations where quoted prices or observable inputs are not available. Significant unobservable inputs reflect the Funds’ determination of assumptions that market participants might reasonably use in valuing the securities.

For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy and Level 3 reconciliation, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

Futures Contracts

To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, each Fund (except Harbor Money Market Fund) may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. Harbor High-Yield Bond Fund is not authorized to enter into currency futures contracts and options on such contracts. Futures contracts tend to increase or decrease the Fund’s exposure to the underlying instrument or hedge other Fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the contracts’ terms. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. Open futures contracts are valued based on the official daily closing price of futures contracts set by the exchange for the purpose of settling margin accounts, which is referred to as the settlement price.

A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value

69

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

of the contract at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market and there is no assurance that a portfolio manager will be able to close out its position when the portfolio manager considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the portfolio manager would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments.

See the Portfolio of Investments for each Fund for open futures contracts held as of April 30, 2009.

Options

Consistent with its investment policies, each Fund (excluding Harbor Money Market Fund) may use options contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Harbor High-Yield Bond Fund is not authorized to engage in options transactions on currencies. Harbor Bond Fund, Harbor Real Return Fund, and Harbor Short Duration Fund may use options on currencies for cross-hedging purposes. Call options tend to decrease a Fund’s exposure to the underlying instrument. Put options tend to increase a Fund’s exposure to the underlying instrument.

When a Fund purchases an option, the premium paid by the Fund is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the option’s current market value. Purchased options on futures contracts are valued based on the settlement price for the underlying futures contract. If the purchased option expires, the Fund realizes a loss in the amount of the premium. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

When a Fund writes an option, the premium received by the Fund is presented in the Fund’s Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. Written options on equity securities are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which they are principally traded. Written options on futures contracts are valued based on the settlement price for the underlying futures contract. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

The risk in writing a call option is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts’ terms.

See Note 3 for transactions in written options as of April 30, 2009.

70

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Swap Agreements

To the extent permitted under their respective investment policies, Harbor Bond Fund, Harbor Real Return Fund and Harbor Short Duration Fund may invest in swap agreements which involve the exchange of cash payments based on the specified terms and conditions of such agreements. A swap is a privately negotiated agreement between two parties to exchange cash flows at specified intervals (payment dates) during the agreed-upon life of the contract. The value of each swap is determined by the counterparty to the swap agreement using a methodology which discounts the expected future cash receipts or disbursements related to the swap. The Funds may also enter into interest rate swap agreements which involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). Interest rate swaps are marked-to-market daily. Net market value is reported as an asset or a liability in the Statement of Assets and Liabilities. Interim payments on swap contracts are accrued on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statements of Operations.

Each Fund, except the Harbor Money Market Fund, may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) is entitled to receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. The maximum exposure to loss of the notional value of credit default swaps outstanding at April 30, 2009 for the Harbor Bond Fund and Harbor Real Return Fund is $2,090,953 and $692, respectively. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly. Credit default contracts outstanding at the period end, if any, are listed after the Fund’s portfolio. During the term of the swap agreement, the Fund receives/pays fixed payments from/to the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the Statement of Assets and Liabilities. Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations.

A Fund will only enter into currency swap, interest rate swap, mortgage swap, cap or floor transactions with counterparties to such transactions that meet the minimum credit quality requirements applicable to the Fund generally and meet any other appropriate counterparty criteria as determined by the Fund’s Subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities generally such that if the Fund is permitted to only purchase securities which are rated investment grade (or the equivalent if unrated), the Fund could only enter into one of the above referenced transactions with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated).

Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk, and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in market conditions or interest rates.

Loan Participations and Assignments

Each Fund, except the Harbor Money Market Fund, may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. A Fund’s investments in loans may

71

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

At the six-month period ended April 30, 2009 there were no unfunded loan commitments.

Inflation-Indexed Bonds

Harbor Real Return Fund invests primarily in inflation-indexed bonds. Harbor Bond Fund and Harbor Short Duration Fund also may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities

Each Fund, except Harbor Money Market Fund, may invest in mortgage- or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

U.S. Government Securities

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed-income securities issued by Fannie Mae and Freddie Mac have more explicit U.S. Government support.

Forward Commitments and When-Issued Securities

Each Fund may purchase securities on a when-issued or purchase or sell securities on a forward commitment basis including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date,

72

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

which risk is in addition to the risk of decline in value of the Fund’s other assets. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Subadviser deems it appropriate to do so. Each Fund may enter into a forward-commitment sale to hedge its portfolio positions or to sell securities it owned under delayed delivery arrangement. Proceeds of such a sale are not received until the contractual settlement date. While such a contract is outstanding, the Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. The Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s net asset value starting on the date of the agreement to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.

A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Fund’s custodian or set aside in the Fund’s records, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with the Fund’s custodian or set aside on the Fund’s records while the commitment is outstanding.

See the Portfolio of Investments for each Fund for outstanding forward commitments or when-issued securities as of April 30, 2009.

Short Sales

Each Fund, except Harbor Money Market Fund, may engage in short-selling which obligates the Fund to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest or dividends, and may be required to pay a premium. The Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until the Fund replaces the borrowed security, it will maintain in a segregated account or set aside in the Fund’s records cash or liquid securities sufficient to cover its short position. Short sales involve the risk of an unlimited increase in the market price of a security.

Foreign Forward Currency Contracts

Each Fund, except Harbor High-Yield Bond Fund and Harbor Money Market Fund, may enter into foreign forward currency contracts to facilitate transactions in foreign securities or as a hedge against either specific transactions or

73

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

portfolio positions. A foreign forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of the contracts is determined using forward currency exchange rates supplied by a pricing service selected by Harbor Capital Advisors, Inc. (“Harbor Capital” or the “Adviser”). The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management of the Fund believes the likelihood of such loss is remote.

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with domestic or foreign banks or with any member firm of the Financial Industry Regulatory Authority, Inc. (“FINRA”), or any affiliate of a member firm which is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the Fund generally and meet any other appropriate counterparty criteria as determined by the Fund’s Subadviser. The minimum credit quality requirements are those applicable to the Fund’s purchase of securities generally such that if the Fund is permitted to only purchase securities which are rated investment grade (or the equivalent if unrated), the Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated). In a repurchase agreement, the Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. The securities will be regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Borrowings

Harbor Short Duration Fund may enter into reverse repurchase agreements with third party broker-dealers. The Fund may use reverse repurchase agreements to borrow short term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high-grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of securities bought may decline below the repurchase price of securities sold.

74

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Activity in reverse repurchase agreements by the Harbor Short Duration Fund for the six-month period ended April 30, 2009 is as follows:

Category of Aggregate Short-Term Borrowings	Balance at End of Period	Average Interest Rate	Maximum Amount Outstanding During the Period	Average Daily Amount Outstanding During the Period	Average Interest Rate During the Period
Reverse repurchase agreements with maturity dates of 11/01/2008	$—	N/A	$573	$46	0.002%

Average debt outstanding and average interest rate during the period is calculated based on calendar days.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Investment Income

Dividends declared are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Distribution to Shareholders

Distributions are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust with respect to any two or more Harbor funds are allocated in proportion to the average net assets or the number of shareholders of each fund, except where allocations of direct expense to each fund can be otherwise fairly made.

Custodian

The Funds have credit balance arrangements with the Custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitutes an expense credit which is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations for the six-month period ended April 30, 2009. If the Funds had not entered into such arrangements, the Funds could have invested a portion of the assets in an income-producing asset.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no

75

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the fund’s current fiscal year. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2006-2008) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in any Fund’s financial statements.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2009 are as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
Harbor High-Yield Bond Fund	$—	$259,215	$—	$27,132
Harbor Bond Fund	14,378,339	509,797	12,897,410	355,135
Harbor Real Return Fund	381,949	200	376,200	4,509
Harbor Short Duration Fund	19,737	–	32,677	13,706

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Written Options

Transactions in written options for the six-month period ended April 30, 2009 are summarized as follows:

	Options Written		Options Written		Options Written
	Swap Options - U.S.		U.S. Treasury Futures		Eurodollar Futures
	Number of Contracts	Aggregate Face Value	Number of Contracts	Aggregate Face Value	Number of Contracts	Aggregate Face Value
Harbor Bond Fund
Options outstanding at beginning of year	393,300,000	$378,315	1,549	$1,549	—	$—
Options opened	326,000,000	326,000	2,114	2,114	1,555	3,888
Options closed	(400,600,000)	(400,600)	(410)	(410)	—	—
Options exercised	—	—	—	—	—	—
Options expired	(83,200,000)	(68,215)	(2,043)	(2,043)	(1,229)	(3,073)

Open at 04/30/2009	235,500,000	$235,500	1,210	$1,210	326	$815

	Options Written		Options Written		Options Written
	Swap Options - U.S.		U.S. Treasury Futures		Eurodollar Futures
	Number of Contracts	Aggregate Face Value	Number of Contracts	Aggregate Face Value	Number of Contracts	Aggregate Face Value
Harbor Real Return Fund
Options outstanding at beginning of year	—	$—	—	$—	—	$—
Options opened	8,900,000	8,900	68	68	16	40
Options closed	(500,000)	(500)	—	—	—	—
Options exercised	—	—	—	—	—	—
Options expired	(1,200,000)	(1,200)	—	—	(5)	(13)

Open at 04/30/2009	7,200,000	$7,200	68	$68	11	$27

76

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is an indirect wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the period ended April 30, 2009. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

	Contractual Rate	Voluntary Waiver		Actual Rate
Harbor High-Yield Bond Fund	0.60%	—%		0.60%
Harbor Bond Fund	0.48	0.025	[a]	0.47
Harbor Real Return Fund	0.48	—		0.48
Harbor Short Duration Fund	0.20	—		0.20
Harbor Money Market Fund	0.20	0.02		0.18

a	The voluntary waiver is 0.025% on assets in excess of $1 billion.

Harbor Capital has from time to time voluntarily agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers are reflected on the accompanying Statements of Operations for the respective Funds.

Distributor

Harbor Funds Distributors, Inc., a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively, the “12b-1 Plans”), each Fund pays Harbor Funds Distributors compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares and of the Investor Class shares. The 12b-1 Plans compensate Harbor Funds Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by Harbor Funds Distributors on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors for the actual expenses Harbor Funds Distributors may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if Harbor Funds Distributors’ actual expenses exceed the fee payable to Harbor Funds Distributors at any given time, the Funds will not be obligated to pay more than that fee. If Harbor Funds Distributors’ expenses are less than the fee it receives, Harbor Funds Distributors will retain the full amount of the fee.

The fees allocated to each Fund’s respective class are shown on the accompanying Statement of Operations.

77

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. The shareholder servicing agreement is reviewed and approved annually by the Trustees of the Funds and currently provides for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.09% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.09% of the average daily net assets of all Administrative Class shares.
Investor Class	0.21% of the average daily net assets of all Investor Class shares.

Harbor Services Group, Inc. has voluntarily waived a portion of its transfer agent fees during the six-month period ended April 30, 2009. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

Shareholders

On April 30, 2009, Harbor Capital, Harbor Funds Distributors, Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

Harbor Capital, Harbor Funds Distributors, and Harbor Services Group
Harbor High-Yield Bond Fund	75,224
Harbor Bond Fund	17,777
Harbor Real Return Fund	65,328
Harbor Short Duration Fund	12
Harbor Money Market Fund	58,981,626

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on the accompanying Statement of Operations. The Independent Trustees’ remuneration for all Fixed Income Funds totaled $45 for the six-month period ended April 30, 2009.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”) which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust (with the exception of the Harbor Money Market Fund). For purposes of determining the amount owed to a Trustee under the plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. The outstanding deferred compensation liability is included as a component of “Trustees’ fees and expenses” in the Statement of Assets and Liabilities and fluctuates with changes in the market value of the selected security. The market value adjustment for all Fixed Income Funds was $(4) for the six month period ended April 30, 2009. The deferred compensation and related mark-to-market impact will be a liability of the Funds until distributed in accordance with the Plan.

Redemption Fee

A 1% redemption fee is charged on shares of Harbor High-Yield Bond Fund that are redeemed within nine months from their date of purchase. All redemption fees are recorded by the Fund as paid-in capital. For the six-month period ended April 30, 2009 the redemption fee proceeds are as follows:

Fund	Amount
Harbor High-Yield Bond Fund	$81

78

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at April 30, 2009 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
Harbor High-Yield Bond Fund	$326,133	$12,352	$(2,518)	$9,834
Harbor Bond Fund*	7,492,521	334,499	(273,508)	60,991
Harbor Real Return Fund	166,018	2,103	(2,504)	(401)
Harbor Short Duration Fund*	43,985	333	(7,305)	(6,972)

*	Capital loss carryforwards are available which may reduce taxable income from future net realized gain on investments.

NOTE 6—NEW ACCOUNTING PRONOUNCEMENTS

FAS 133-1 and FIN 45-4

Effective for the current fiscal year, the Funds have adopted FASB Staff Position No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB interpretation No. 45 (the “Position”). The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (1) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (2) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (3) the fair value of the credit derivative, and (4) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the credit default swap agreements disclosure following the applicable Portfolios of Investments.

FAS 157-4

In April 2009, FASB Staff Position No. FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“Position 157-4”) was issued, and is effective for interim and annual reporting periods ending after June 15, 2009. Position 157-4 amends FASB Statement No. 157 (“FAS 157”), Fair Value Measurements. Position 157-4 provides for additional guidance for estimating fair value and enhanced detail to FAS 157 fair value hierarchy disclosures. Management is evaluating the application of Position 157-4 to the Funds, and believes the impact will be limited to expanded disclosures resulting from the adoption of Position 157-4 on the Funds’ financial statements.

FAS 161

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Statement”) was issued, and is effective for fiscal years and interim periods beginning after November 15, 2008. This Statement provides for additional disclosures related to derivative instruments and their impact on fund performance. Management is evaluating the application of the Statement to the Funds, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement on the Funds’ financial statements.

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Harbor Fixed Income Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2008 through April 30, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Expenses Paid During Period*	Beginning Account Value (November 1, 2008)	Ending Account Value (April 30, 2009)
Harbor High-Yield Bond Fund
Institutional Class	0.76%
Actual		$4.00	$1,000.00	$1,124.02
Hypothetical (5% return)		$3.81	$1,000.00	$1,020.93
Administrative Class	1.01%
Actual		$5.32	$1,000.00	$1,122.87
Hypothetical (5% return)		$5.06	$1,000.00	$1,019.66
Investor Class	1.13%
Actual		$5.94	$1,000.00	$1,122.60
Hypothetical (5% return)		$5.66	$1,000.00	$1,019.05
Harbor Bond Fund
Institutional Class	0.56%
Actual		$2.89	$1,000.00	$1,080.79
Hypothetical (5% return)		$2.81	$1,000.00	$1,021.95
Administrative Class	0.81%
Actual		$4.18	$1,000.00	$1,079.63
Hypothetical (5% return)		$4.06	$1,000.00	$1,020.68

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Harbor Fixed Income Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratio	Expenses Paid During Period*	Beginning Account Value (November 1, 2008)	Ending Account Value (April 30, 2009)
Harbor Real Return Fund
Institutional Class	0.60%
Actual		$3.16	$1,000.00	$1,118.74
Hypothetical (5% return)		$3.01	$1,000.00	$1,021.75
Administrative Class	0.85%
Actual		$4.47	$1,000.00	$1,117.16
Hypothetical (5% return)		$4.26	$1,000.00	$1,020.47
Harbor Short Duration Fund
Institutional Class	0.38%
Actual		$1.86	$1,000.00	$979.10
Hypothetical (5% return)		$1.91	$1,000.00	$1,022.86
Administrative Class	0.63%
Actual		$3.09	$1,000.00	$978.85
Hypothetical (5% return)		$3.16	$1,000.00	$1,021.59
Harbor Money Market Fund
Institutional Class	0.27%
Actual		$1.34	$1,000.00	$1,003.30
Hypothetical (5% return)		$1.35	$1,000.00	$1,023.42
Administrative Class	0.38%
Actual		$1.88	$1,000.00	$1,002.49
Hypothetical (5% return)		$1.91	$1,000.00	$1,022.86
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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Harbor Fixed Income Funds

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURES

The Funds each file a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s website at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE FIXED INCOME FUNDS

The Investment Company Act of 1940 requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by Harbor Funds’ Board of Trustees, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held on February 8, 9 and 10, 2009 (the “Meeting”), the Trustees considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to each Fund (the “Adviser”), and each Subadvisory Agreement with each Fund’s subadviser (each, a “Subadviser”), with respect to Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, Harbor Short Duration Fund and Harbor Money Market Fund.

In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and each Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser and Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the relevant Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and each Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of each Investment Advisory Agreement and each Subadvisory Agreement with respect to Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, Harbor Short Duration Fund and Harbor Money Market Fund were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of the respective Fund and its shareholders.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors relevant to their determination. They did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

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Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

Among the factors considered by the Trustees in approving the Investment Advisory Agreements were the following:

•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser;

•	the favorable history, reputation, qualification and background of the Adviser, as well as the qualifications of its personnel;

•

the profitability of the Adviser with respect to each Fund, including the effects of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;

•

the fees charged by the Adviser for investment advisory services, including in each case specifically the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the subadviser oversight, administration and “manager of managers” services the Adviser provides;

•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;

•	the fees and expense ratios of each Fund relative to the quality of service provided (or expected to be provided) and the fees and expense ratios of similar investment companies;

•	the investment performance of each Fund in comparison to peer groups and certain relevant securities indices and Harbor Capital’s efforts to address circumstances of underperformance where applicable;

•

the compensation received or to be received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds, and any other benefits that inure to the Adviser and its affiliates as a result of their relationship with the Funds;

•

information received at regular meetings throughout the year related to Fund performance and services rendered by the Adviser, as well as each of the Subadvisers, and research arrangements with brokers who execute transactions on behalf of each representative; and

•

information contained in materials provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting of both a peer group of funds as well as a broader universe of funds compiled by Lipper.

Among the factors considered by the Trustees in approving the Subadvisory Agreements were the following:

•

the nature, extent, and quality of the services provided by each Subadviser, including the background, education, expertise and experience of the investment professionals of each Subadviser who provides investment management services to the Funds;

•	the favorable history, reputation, qualification and background of each Subadviser, as well as the qualifications of their respective personnel;

•	the fees charged by each Subadviser for subadvisory services, which fees are paid by the Adviser, not by the Funds; and

•

information contained in materials provided by the Adviser and compiled by Lipper comparing the investment performance returns of each Subadviser with those of investment companies with similar objectives and strategies managed by other investment advisers, consisting of peer fund groupings compiled by Lipper.

Nature, Scope and Extent of Services

The Trustees separately considered the nature, scope and extent of the services provided by the Adviser and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting such Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel.

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Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

The Adviser’s Services. The Board evaluated the nature, scope and extent of the Adviser’s services in light of the Board’s extensive experience with the Adviser, as well as materials provided by the Adviser concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors, and selecting subadvisers to manage such funds. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager of managers” for the Funds.

The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including, the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with each Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.

The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received a presentation at the Meeting by investment professionals from the Subadvisers for each of Harbor High-Yield Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund. The Trustees had received a presentation by investment professionals from the Subadviser for Harbor Bond Fund and Harbor Real Return Fund at a meeting of the Board of Trustees held in September of 2008. The Trustees reviewed information concerning each Subadviser’s historical investment results in managing accounts using similar strategy, including, where applicable, other mutual funds using a substantially identical strategy.

Investment Performance, Advisory Fees and Expense Ratios

In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Lipper and Morningstar Inc. (“Morningstar”). The Trustees also received information explaining Lipper’s and Morningstar’s methodology, how information was compiled by Lipper and Morningstar, and what each comparison was intended to demonstrate.

Harbor High-Yield Bond Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor High-Yield Bond Fund (inception date December 1, 2002), the Trustees noted the Fund’s outperformance relative to its Lipper group and universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2008. The Fund’s one-, three- and five-year returns as of December 31, 2008 ranked in the first quartile according to Morningstar data. The Trustees also considered the fact that the Fund had outperformed its benchmark, the Merrill Lynch High Yield Master II Index, for the quarter and one-year, three-year and five-year periods ended December 31, 2008.

The Trustees discussed the expertise of Shenkman Capital Management, Inc. (“Shenkman Capital”), the Fund’s subadviser, in managing assets generally and in the high-yield asset class specifically, noting that Shenkman Capital managed approximately $6.5 billion in this asset class, out of a firm-wide total of $7.7 billion in assets under management. The Trustees also noted the significant experience of the Shenkman portfolio managers in this asset class.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $75 million, showed the Fund’s management fee was below the group median for each of the Institutional, Administrative and Investor Classes, and the actual total expense ratio of each of the Fund’s share classes, after giving effect to expense waivers and reimbursements, was, with one exception, above the group and universe medians. The sole exception was the Administrative Class, which had an actual total expense ratio below the universe median. The Trustees also considered the extent to which Harbor Capital was waiving its fees and/or reimbursing the Fund’s expenses to improve performance for the Fund’s shareholders and acknowledged that the fee waivers and reimbursements could be discontinued at any time. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.

Harbor Bond Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Bond Fund (inception date December 29, 1987), the Trustees noted the Fund’s outperformance relative to its Lipper group and universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2008. The Fund’s three- and five-year returns as of December 31, 2008 ranked in the first quartile according to Morningstar data, while the Fund’s one-year return as of December 31, 2008 ranked in the second quartile. The Trustees also considered the fact that Harbor

84

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

Bond Fund had outperformed its benchmark, the Barclays US Aggregate Index, for the quarter, five-year, ten-year and fifteen-year periods ended December 31, 2008. The Fund underperformed this benchmark for the one- and three-year periods ended December 31, 2008.

The Trustees discussed the expertise of Pacific Investment Management Company LLC (“PIMCO”), the Fund’s subadviser, in managing assets generally and in the bond asset class specifically, noting that PIMCO managed approximately $268.8 billion in the bond asset class, out of a firm-wide total of approximately $747 billion in assets under management. The Trustees also noted the significant experience of the PIMCO portfolio manager in the bond markets.

The Trustees noted that PIMCO had offered and the Adviser, with the Board’s approval, had accepted, a 2.5 basis point contractual reduction in Harbor Bond Fund’s subadvisory fee payable by the Adviser on Harbor Bond Fund assets above $1 billion contingent on Harbor Capital’s maintenance of overall relationship assets with PIMCO of at least $3 billion. The Trustees further noted that this reduction was being passed through to the Fund in the form of an identical voluntary advisory fee reduction by Harbor Capital, which the Trustees approved separately at the same meeting.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $3.75 billion, showed the Fund’s management fee was below the group median for both the Institutional and Administrative Class. The actual total expense ratio of the Fund’s Institutional Class was above the Lipper group and universe medians. The actual total expense ratio of the Fund’s Administrative Class was at the Lipper group median but below the universe median. The Trustees noted that Harbor Capital’s profitability in operating the Fund was not excessive.

Harbor Real Return Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Real Return Fund (inception date December 1, 2005), the Trustees noted the Fund’s underperformance relative to its Lipper universe and group medians for the one-, two- and three-year periods ended December 31, 2008. The Trustees also considered the fact that the Fund underperformed its benchmark, the Lehman US Aggregate TIPS Index, for the quarter, one-year and three-year periods ended December 31, 2008. According to the Morningstar data presented, the Fund’s one- and three-year returns as of December 31, 2008 were ranked in the third quartile.

The Trustees discussed the expertise of PIMCO, the Fund’s subadviser, in managing assets generally and in the inflation-protection asset class specifically, noting that PIMCO managed approximately $38.8 billion in assets in the TIPS class, out of a firm-wide total of approximately $747 billion in assets under management. The Trustees also noted that the PIMCO portfolio manager had significant experience in the inflation protection/TIPS market.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $100 million, showed the Fund’s management fee was slightly below the group median for both the Institutional and Administrative Class. The actual total expense ratio of the Fund’s Institutional Class, after giving effect to expense waivers and reimbursements, was at the Lipper group median expense ratio but above the universe median expense ratio. The actual total expense ratio of the Fund’s Administrative Class, after giving effect to expense waivers and reimbursements, was above the Lipper group and universe median expense ratios. The Trustees also considered the extent to which Harbor Capital was waiving its fees and/or reimbursing the Fund’s expenses to improve performance for the Fund’s shareholders and acknowledged that the fee waivers and reimbursements could be discontinued at any time. The Trustees noted that Harbor Capital’s profitability in operating this Fund was not excessive.

Harbor Short Duration Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Short Duration Fund (inception date January 1, 1992), the Trustees noted the Fund’s performance was below its Lipper group median for the one-year period and at its Lipper group median for the two-, three-, four- and five-year periods ended December 31, 2008. The Fund outperformed its Lipper universe median for the one-, two-, three-, four- and five-year periods ended December 31, 2008. According to Morningstar, the Fund’s one-, three- and five-year returns as of December 31, 2008 were ranked in the third quartile of its universe. The Trustees also considered the Fund’s longer-term record, noting that the Fund had underperformed its benchmark for the quarter, one-year, three-year, five-year, ten-year and fifteen-year periods ended December 31, 2008. However, the Trustees noted that the Fund’s benchmark includes only U.S. Treasury securities and no asset- and mortgage-backed securities, which are the types of securities that have experienced significant declines in value as a result of the recent credit market crisis. As a meaningful portion of the Fund’s assets have been invested in asset- and mortgage-backed securities, the Trustees noted that the benchmark index may not provide the most appropriate comparison to the Fund during this unusual period.

The Trustees discussed the expertise of Fischer Francis Trees & Watts, Inc. (“FFTW”), the Fund’s subadviser, in managing assets generally and in the short duration fixed income asset class specifically, noting that FFTW managed approximately

85

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

$5.97 billion of short duration assets (which include money market funds, assured minimum funds, LIBOR Plus funds, non-2a-7 money market funds, global short duration funds and short intermediate funds), out of a firm-wide total of approximately $22.03 billion in assets under management. The Trustees also noted the experience of the FFTW portfolio manager in this asset class both with FFTW and at prior advisory firms.

The Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $100 million, showed the Fund’s management fee was below the group median for both the Institutional and Administrative Class. The actual total expense ratio for the Fund’s Institutional Class, after taking into account expense waivers and reimbursements, was below the group median. The actual total expense ratio for the Fund’s Administrative Class, after taking into account expense waivers and reimbursements, was at the group median and above the universe median. The Trustees also considered the extent to which Harbor Capital was waiving its fees and/or reimbursing the Fund’s expenses to improve performance for the Fund’s shareholders and acknowledged that the fee waivers and reimbursements could be discontinued at any time. They noted that Harbor Capital’s profitability in managing the Fund was not excessive.

Harbor Money Market Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Money Market Fund (inception date December 29, 1987), the Trustees noted the Fund’s outperformance relative to its group and universe medians for each of the one-, two-, three-, four- and five-year periods ended December 31, 2008 according to Lipper. The Trustees also considered the Fund’s performance record relative to its benchmark, the Merrill Lynch 3-Month U.S. T-Bill Index, noting that the Fund had outperformed the benchmark for the quarter, one-year, three-year and five-year periods ended December 31, 2008. The Fund slightly underperformed its benchmark for the ten- and fifteen-year periods ended December 31, 2008. The Trustees discussed the fact that the Fund does not have the size of many of its Lipper peers, some of which are very large institutional-oriented money market funds. The Trustees also noted that in response to the credit crisis, the Fund’s subadviser, FFTW, had been taking a more conservative approach to managing the Fund to seek to ensure sufficient liquidity to meet possible redemption activity and to seek to reduce the risk that the Fund would experience losses that would jeopardize the Fund’s stable net asset value per share. The Trustees further noted that they believe FFTW had been effective in managing the Fund in a manner that has preserved capital and maintained liquidity during what has been an extremely difficult market environment. The Trustees noted that no Morningstar return data was available for this Fund.

The Trustees discussed the expertise of FFTW in managing assets generally and in the money market investment asset class specifically, noting that FFTW managed approximately $5.97 billion of short duration assets (which include money market funds, assured minimum funds, LIBOR Plus funds, non-2a-7 money market funds, global short duration funds and short intermediate funds), out of a firm-wide total of approximately $22.03 billion in assets under management. The Trustees also noted the experience of the FFTW portfolio manager in this asset class both with FFTW and at prior advisory firms.

The Trustees considered that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $250 million, showed that the Fund’s management fee was below the group median for both the Institutional and Administrative Class. The actual total expense ratio of the Fund’s Institutional Class, after taking into account expense waivers and reimbursements, was below the group and universe medians. The actual total expense ratio of the Fund’s Administrative Class, after taking into account expense waivers and reimbursements, was below the group median, but above the universe median. The Trustees also considered the extent to which Harbor Capital was waiving its fees and/or reimbursing the Fund’s expenses to improve performance for the Fund’s shareholders and acknowledged that the fee waivers and reimbursements could be discontinued at any time. The Trustees noted that Harbor Capital’s profitability in managing the Fund was not excessive.

*  *  *

The Trustees also separately considered the allocation between the Adviser and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.

Profitability

The Trustees also considered the Adviser’s profitability in managing each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees acknowledged that a reasonable level of profitability was important to provide suitable incentives to the Adviser to

86

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

continue to attract and maintain high quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that they provided to Harbor Funds, and other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds. The Trustees also noted that the Adviser reduced or waived a portion of its advisory fee while paying the relevant Subadviser its fee and/or paid or reimbursed fund expenses. The Trustees determined that the Adviser’s profitability in managing each Fund was not excessive.

Economies of Scale

The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive. They concluded that the existing Fund’s fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.

87

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of June 2009)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. Except as noted, the address of each Trustee and Officer is 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES
Raymond J. Ball (64) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 2006	Sidney Davidson Professor of Accounting, Graduate School of Business, University of Chicago (2000-Present); Advisor, Sensory Networks (computer security firm) (2001-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); and Professor, European Institute of Advanced Studies in Management (1998-Present).	28	None

Howard P. Colhoun (73) Trustee 14114 Mantua Mill Road Glyndon, MD 21071	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	28	None

John P. Gould (70) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-Present); Director of Unext.com (Internet based education company) (1999-2006); and Principal and Executive Vice President of Lexecon Inc. (economics consulting firm) (1994-2004).	28	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Rodger F. Smith (68) Trustee 6 High Ridge Park Stamford, CT 06905	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); Director of Arlington Capital Management (CI) Limited (investment advisory firm) (1992-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	28	None
INTERESTED TRUSTEE
David G. Van Hooser (62)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director, Harbor Services Group, Inc. (2000-Present).	28	None

88

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS**
Charles F. McCain (39) Chief Compliance Officer	Since 2004

Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (law firm) (1996-2004).

Anmarie S. Kolinski (37) Treasurer	Since 2007

Executive Vice President and Chief Financial Officer (since 2007), Vice President – Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (since 2007), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (34) Vice President and Secretary	Since 2007

Senior Vice President and Associate General Counsel (2007-Present), Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), Corporate Secretary (2006-2007) and Compliance Officer (2003-2004), Ariel Investments, LLC; and Vice President and Secretary (2003-2007), Ariel Investment Trust (mutual funds).

Brian L. Collins (40) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.; and Director, U.S. Investment Management Research (1998-2004), Mercer Investment Consulting, Inc.

Charles P. Ragusa (50) Vice President	Since 2007

Executive Vice President (since 2007), Harbor Capital Advisors, Inc.; President (since 2007), Harbor Services Group, Inc.; Executive Vice President (since 2007), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Jodie L. Crotteau (37) Assistant Secretary	Since 2005

Vice President, Secretary and Compliance Director (2007-Present), Assistant Secretary (2005-2007), Compliance Manager (2005-2006), and Regulatory Compliance Specialist (2004-2005), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-Present), Harbor Services Group, Inc.; and Assistant Secretary (2007-Present), Harbor Funds Distributors, Inc.

Susan A. DeRoche (56) Assistant Secretary 33 Arch Street Suite 2001 Boston, MA 02110	Since 2006

Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

(This document must be preceded or accompanied by a Prospectus.)

89

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee

John P. Gould

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Jodie L. Crotteau

Assistant Secretary

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive, 34th Floor

Chicago, IL 60606-4302

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive, 34th Floor

Chicago, IL 60606-4302

312-443-4400

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

225 Franklin Street

Boston, MA 02110

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

06/2009/110,800	FD.SAR.FIF.0409

Semi-Annual Report

April 30, 2009

Target Retirement Funds

Harbor Target Retirement Income Fund

Harbor Target Retirement 2010 Fund

Harbor Target Retirement 2015 Fund

Harbor Target Retirement 2020 Fund

Harbor Target Retirement 2025 Fund

Harbor Target Retirement 2030 Fund

Harbor Target Retirement 2035 Fund

Harbor Target Retirement 2040 Fund

Harbor Target Retirement 2045 Fund

Harbor Target Retirement 2050 Fund

Harbor Target Retirement Funds

OVERVIEW

Which Fund is right for you?

Preparing for Retirement

The chart listed above shows how to select a Target Retirement Fund corresponding to your current age and the approximate number of years to retirement. The chart assumes retirement at age 65. The asset allocation of the corresponding funds are designed to correspond to the number of years until retirement. You should consider your personal situation which may be different than listed above.

Investment Risks

The performance and risks of each Target Retirement Fund will correspond directly to the performance and risks of the underlying Harbor funds in which each Target Retirement Fund invests. The Funds will have partial exposure to the risks of many different market sectors and asset classes, any of which could cause an investor to lose money. The principal risk of the Funds is asset allocation risk, or the risk that the selection of the underlying Harbor funds and the allocation of the Funds’ assets to those underlying Harbor funds will cause a Fund to underperform other similar target retirement funds. Other principal risks include selection risk (a subadviser of one of the underlying Harbor funds is incorrect in its judgment regarding the attractiveness, value and potential appreciation of a particular security) and market risk.

An investment in the Funds is not guaranteed at any time, including the target date. Your actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.

Investors should consider a Fund’s investment objective, risks, fees and expenses carefully before investing. For this and other important information, please obtain a Harbor Funds prospectus by calling 800-422-1050 or visiting www.harborfunds.com and read it carefully before investing.

1

Harbor Target Retirement Funds

OVERVIEW—Continued

Glide Path

The glide path represents the expected changes in the asset allocation of each Target Retirement Fund (except Harbor Target Retirement Income Fund, which has a stable allocation) as time progresses. The allocations are expected to shift from higher equity exposure to higher fixed income exposure as the respective Fund’s target date approaches the current date.

The glide path shown reflects the current expected asset allocation and path, but may change at any point in time at the discretion of Harbor Capital Advisors, Inc.

Investment Styles

The Harbor Target Retirement lncome Fund is designed for investors currently in retirement, and its investments are expected to remain stable over time. The other Harbor Target Retirement Funds are designed for investors who plan to retire close to the year indicated in the Funds’ names. These Funds’ asset allocations and underlying Harbor funds will change according to the “glide path”.

Harbor Target Retirement Funds – Target Allocation

Harbor Funds	2050	2045	2040	2035	2030	2025	2020	2015	2010	Income
Equity Funds
Harbor Capital Appreciation Fund	13%	13%	11%	10%	8%	7%	6%	5%	4%	3%
Harbor Mid Cap Growth Fund	6	6	5	5	4	3	3	2	2	1
Harbor Small Cap Growth Fund	5	5	4	4	3	3	2	2	2	1
Harbor Large Cap Value Fund	19	19	17	15	13	11	8	7	7	4
Harbor Mid Cap Value Fund	9	9	8	7	6	5	4	3	3	2
Harbor Small Cap Value Fund	7	7	6	5	5	4	3	3	2	2
Harbor International Fund	22	22	20	17	15	12	10	9	7	5
Harbor International Growth Fund	9	9	9	7	6	5	4	4	3	2
Total Equity Allocation	90	90	80	70	60	50	40	35	30	20
Strategic Markets Funds
Harbor Commodity Real Return Strategy Fund	3	3	4	4	5	5	4	3	2	0

Total Strategic Markets Allocation	3	3	4	4	5	5	4	3	2	0
Fixed Income Funds
Harbor High Yield Bond Fund	3	3	6	9	10	10	9	8	6	2
Harbor Bond Fund	4	4	10	16	22	25	29	30	30	31
Harbor Real Return Fund	0	0	0	1	3	5	8	9	11	14
Total Fixed Income Allocation	7	7	16	26	35	40	46	47	47	47
Short-Term Investments
Harbor Money Market Fund	0	0	0	0	0	5	10	15	21	33
Total Short-Term Investments Allocation	0	0	0	0	0	5	10	15	21	33
	100	100	100	100	100	100	100	100	100	100

2

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Shareholder:

The first four months of fiscal 2009 were marked by very difficult equity markets worldwide. Weakening economies, growing unemployment, and continued efforts by governments around the world to stimulate their economies and support financial institutions weakened by the credit crisis created an environment that suggested the equity markets could continue to decline. On March 9, 2009, the domestic equity markets hit lows last experienced in 1997. The financial news seemed to be mostly negative with few positives to suggest a near term market recovery. Just when it seemed that equity markets would continue to decline, they started to recover. In the remaining seven weeks of the fiscal half-year, equity markets rallied sharply, recovering about two-thirds of the declines that had occurred from the start of the fiscal year.

The Wilshire 5000 Index, a broad measure of the U.S. stock market, fell by more than 30% from the start of the fiscal year through early March before recovering in the last seven weeks of the fiscal first-half to finish down by -6.97% for the six months ended April 30, 2009. Mid capitalization stocks beat their large cap and small cap counterparts, and growth-oriented stocks substantially outperformed value stocks.

Stock markets outside the U.S. followed the same general pattern as the domestic stock market. The MSCI EAFE Index of stocks in developed international markets was down by more than 25% through early March and then began to recover, ending the fiscal half-year with a return of -2.64% in U.S. dollars. In contrast to the domestic equity markets, the MSCI EAFE value stocks outperformed growth stocks. Emerging markets, which in the prior year had been one of the hardest hit segments of the global equity universe, mounted a strong recovery, with the MSCI Emerging Markets Index up 17.38%.

Commodity prices trended downward, as concerns about the strength of economies around the world caused a decline in energy and other commodity prices. As with the equity markets, commodities recovered a portion of their losses in the last two months of the fiscal half-year as investors started to become more hopeful that a deep, worldwide recession could be avoided.

The fixed income markets had a solid fiscal half year. As credit markets slowly began to show signs of improving, yield spreads narrowed as fixed income investors began to express at least some modest willingness to accept risk. The high-yield bond market, down by more than 25% in the fiscal year ended October 31, 2008, was the best overall performing asset class in the fiscal first half, with a return of more than 15%. The broad investment grade taxable bond market was up over 7%. The Federal Reserve reduced its target for the short term federal funds rate to an all time low of 0 to 0.25%. As a result of the actions of the Federal Reserve and increased investor demand for safer, short term investments, money market yields continued to decline.

	RETURNS FOR PERIODS ENDED APRIL 30, 2009
	Unannualized 6 Months		Annualized
Domestic Equities		1 Year	5 Years	10 Years	30 Years
Wilshire 5000 (entire U.S. stock market)	-6.97%	-34.37%	-1.86%	-1.51%	10.54%
S&P 500 (large cap stocks)	-8.53	-35.31	-2.70	-2.48	10.63
Russell Midcap® (mid cap stocks)	-1.64	-36.03	0.01	3.00	12.13
Russell 2000® (small cap stocks)	-8.40	-30.74	-1.45	2.53	10.07
Russell 3000® Growth	-1.68	-31.46	-2.32	-4.15	9.41
Russell 3000® Value	-13.21	-38.61	-2.42	-0.08	11.23

International & Global
MSCI EAFE (foreign stocks)	-2.64	-42.76	0.66	-0.03	8.72
MSCI World (global stocks)	-5.44	-39.33	-1.02	-1.57	8.88

Strategic Markets
Dow Jones-UBS Commodity Index Total ReturnSM	-16.13	-46.50	-2.76	6.02	N/A

Fixed Income
Merrill Lynch High-Yield Master II (high-yield bonds)	15.20	-14.69	2.01	3.28	N/A
Barclays Capital Aggregate (domestic bonds)	7.74	3.84	4.78	5.71	8.59
Merrill Lynch 3-Month U.S. T-Bill (proxy for money market returns)	0.18	1.13	3.20	3.31	6.27

3

Harbor Target Retirement Funds

Harbor’s Target Retirement Funds were introduced on January 2, 2009. In the four months from the Funds’ inception through the end of the fiscal half-year on April 30, 2009, the broad U.S. bond market posted a positive return, helping to partially offset declines in the U.S. and international stock markets. The Barclays Capital Aggregate (U.S.) Bond Index, a broad investment grade U.S. bond index, posted a positive return of 0.59%. The Russell 3000® Index, a broad measure of U.S. stocks, returned –1.42% while the MSCI EAFE Index of stocks in developed international markets returned –2.92%.

The performance of the Harbor Target Retirement Funds was consistent with the mix of investments in their respective portfolios. Returns ranged from 1.60% (Institutional Class) for the Harbor Retirement Income Fund, which is the most heavily weighted in bonds and money market investments, to –3.30% (Institutional Class) for the Harbor Retirement 2050 Fund, which had the largest weighting in stocks.

Each of the ten Harbor Target Retirement Funds is invested in a mix of Harbor equity and fixed income funds, with some of the target retirement portfolios also including strategic markets and money market investments. All of the Harbor fixed income funds included in the portfolios posted positive returns, led by the Harbor High-Yield Bond Fund, up 10.73% (Institutional Class), and the Harbor Real Return Fund, up 6.07% (Institutional Class). The Harbor Bond Fund, which represents the largest fixed-income allocation in all of the portfolios, was up 2.69% (Institutional Class). Among Harbor equity funds included in the portfolio mixes, the best performer was the Harbor Capital Appreciation Fund, up 8.67% (Institutional Class). Among overseas investments, the Harbor International Fund returned –4.09% (Institutional Class) while the Harbor International Growth Fund was up 3.70% (Institutional Class).

The Harbor Retirement Income Fund is designed primarily for investors near or already in retirement; thus its investments are expected to have lower volatility than other Harbor Target Retirement Funds. The investment mix of each of the other Harbor Target Retirement Funds is aligned with its respective target retirement date; the portfolios of those with the most distant retirement dates have the largest allocations to equities as they seek superior long-term returns while accepting the risk of higher volatility. Over time, as its target retirement date grows nearer, each Fund’s asset allocation is gradually adjusted to become more conservative, increasing its weighting in fixed income investments, which tend to be less volatile, while reducing its exposure to equities.

Investment Strategies

The fiscal first half had a significant decline in equity markets followed by a sharp, partial recovery. The sharp recovery started when few prognosticators were projecting a near term recovery, a reminder of the uncertainty of markets and the difficulty of projecting what markets will do next.

The significant declines from the October 2007 broad equity market highs have caused some investors to reevaluate their overall asset allocations. Such reevaluations are healthy. We encourage all investors to hold a diversified portfolio of equity, fixed income, and money market funds. The percentages an investor holds of equity, fixed income, and money market funds in their asset allocation should be consistent with each investor’s financial objectives, risk tolerance, and time horizon.

Harbor Funds offers a number of equity, strategic markets and fixed income funds to help investors develop an asset allocation plan to meet their investment goals.

Thank you for your investment in Harbor Funds.

June 16, 2009

David G. Van Hooser

Chairman

4

Harbor Target Retirement Income Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Saumen Chattopadhyay

Since 2009

Brian L. Collins

Since 2009

Paul C. Herbert

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Current income and some capital appreciation consistent with the Fund’s current asset allocation.

Management’s Discussion of Fund Performance

MARKET REVIEW

The Harbor Target Retirement Funds were introduced on January 2, 2009. In the four months from the funds’ inception through the end of the fiscal half-year on April 30, 2009, stock prices generally declined while bonds gained in value. The Russell 3000® Index, a broad measure of the U.S. stock market, returned -1.42%, and the MSCI EAFE Index of stocks in developed international markets, returned -2.92%. Commodities also lost ground, with the Dow Jones-UBS Commodity Index Total ReturnSM posting a return of -5.63%. The Barclays Capital Aggregate Bond Index, a broad measure of the U.S. taxable bond market, registered a positive return of 0.59%.

Stocks rallied in March and April to recover some of the ground they had lost in January and February. Growth stocks in the U.S. outperformed their value-oriented counterparts by a wide margin, while stocks in the mid cap category outpaced both large cap and small cap names. High-yield bonds were the best performers, not only among fixed income investments but in all major asset classes.

PERFORMANCE

Harbor Target Retirement Income Fund posted a return of 1.60% (Institutional Class, Administrative Class, and Investor Class) from its January 2, 2009 inception through April 30, 2009. The Fund’s positive return was due primarily to its approximately 80% allocation in fixed income and money market investments, given that bond prices rose for the four months. The Fund’s equity investments, about 20% of the portfolio, detracted from performance as stock prices generally declined.

Overall returns of the Harbor Target Retirement Income Fund benefited from the performances of its underlying Harbor funds, as 8 of the 12 constituent Harbor funds outperformed their respective benchmarks. Leading contributors to the performance of the Harbor Target Retirement Income Fund included Harbor Real Return Fund (about 14% of the portfolio) and Harbor Bond Fund (31%). The largest detractors from Fund performance were Harbor Large Cap Value Fund (about 4% of the portfolio) and Harbor International Fund (5%).

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

5

Harbor Target Retirement Income Fund

FUND SUMMARY—April 30, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	600

Cusip	411511371

Ticker	HARAX

Inception Date	01/02/2009

Net Expense Ratio	0.53%[a]

Total Net Assets (000s)	$15,147

ADMINISTRATIVE CLASS

Fund #	700

Cusip	411511363

Ticker	HARBX

Inception Date	01/02/2009

Net Expense Ratio	0.53%[a]

Total Net Assets (000s)	$10

INVESTOR CLASS

Fund #	800

Cusip	411511355

Ticker	HARCX

Inception Date	01/02/2009

Net Expense Ratio	0.53%[a]

Total Net Assets (000s)	$10

a	Annualized for the period January 2, 2009 (inception) through April 30, 2009. The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Net Assets)

Equity
Harbor International Fund	5.0%
Harbor Large Cap Value Fund	4.3%
Harbor Capital Appreciation Fund	2.9%
Harbor International Growth Fund	2.1%
Harbor Mid Cap Value Fund	2.0%
Harbor Small Cap Value Fund	1.6%
Harbor Mid Cap Growth Fund	1.3%
Harbor Small Cap Growth Fund	1.1%

Fixed Income
Harbor Bond Fund	30.6%
Harbor Real Return Fund	13.9%
Harbor High-Yield Bond Fund	2.4%
Short-Term Investments
Harbor Money Market Fund	32.8%

6

Harbor Target Retirement Income Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2009

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Target Retirement Income Fund
Institutional Class	—%	—%	—%	1.60%	01/02/2009	$50,802
Comparative Indices
Russell 3000®	-7.46%	-34.95%	-2.26%	-1.42%	—	$49,291
MSCI EAFE	-2.64%	-42.76%	0.66%	-2.92%	—	$48,542
Barclays Capital Aggregate (U.S.) Bond	7.74%	3.84%	4.78%	0.59%	—	$50,297

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2009

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Target Retirement Income Fund
Administrative Class	—%	—%	—%	1.60%	01/02/2009	$10,160
Investor Class	—%	—%	—%	1.60%	01/02/2009	$10,160
Comparative Indices
Russell 3000®	-7.46%	-34.95%	-2.26%	-1.42%	—	$9,858
MSCI EAFE	-2.64%	-42.76%	0.66%	-2.92%	—	$9,708
Barclays Capital Aggregate (U.S.) Bond	7.74%	3.84%	4.78%	0.59%	—	$10,059

As stated in the Fund’s current prospectus, the expense ratios were 0.53% (Institutional Class), 0.78% (Administrative Class) and 0.90% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

7

Harbor Target Retirement Income Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2009 (Unaudited)

HARBOR EQUITY FUNDS—20.3%

Shares		Value (000s)

DOMESTIC EQUITY FUNDS—13.2%
17,414	Harbor Capital Appreciation Fund	$441
37,698	Harbor Mid Cap Growth Fund	201
22,099	Harbor Small Cap Growth Fund	161
114,313	Harbor Large Cap Value Fund	652
42,003	Harbor Mid Cap Value Fund	301
19,074	Harbor Small Cap Value Fund	241

		1,997

INTERNATIONAL EQUITY FUNDS—7.1%
19,465	Harbor International Fund	749
38,433	Harbor International Growth Fund	323

		1,072

TOTAL HARBOR EQUITY FUNDS (Cost $2,435)		3,069

HARBOR FIXED INCOME FUNDS—46.9%

Shares		Value (000s)

38,474	Harbor High-Yield Bond Fund	$359
403,520	Harbor Bond Fund	4,640
219,872	Harbor Real Return Fund	2,111

TOTAL HARBOR FIXED INCOME FUNDS (Cost $6,828)		7,110

SHORT-TERM INVESTMENTS—32.8%
(Cost $4,987)
4,986,637	Harbor Money Market Fund	4,987

TOTAL INVESTMENTS—100.0% (Cost $14,250)		15,166

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		1

TOTAL NET ASSETS—100.0%		$15,167

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2009, based on the inputs used to value them.

Valuation Description	Investments in Securities
Level 1—Quoted Prices	$15,166
Level 2—Other Significant Observable Inputs	—
Level 3—Significant Unobservable Inputs	—

Total	$15,166

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

†	Harbor Target Retirement Income Fund is investing in Institutional shares of affiliated Harbor Funds.

The accompanying notes are an integral part of the financial statements.

8

Harbor Target Retirement 2010 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Saumen Chattopadhyay

Since 2009

Brian L. Collins

Since 2009

Paul C. Herbert

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation.

Management’s Discussion of Fund Performance

MARKET REVIEW

The Harbor Target Retirement Funds were introduced on January 2, 2009. In the four months from the funds’ inception through the end of the fiscal half-year on April 30, 2009, stock prices generally declined while bonds gained in value. The Russell 3000® Index, a broad measure of the U.S. stock market, returned -1.42%, and the MSCI EAFE Index of stocks in developed international markets, returned -2.92%. Commodities also lost ground, with the Dow Jones-UBS Commodity Index Total ReturnSM posting a return of -5.63%. The Barclays Capital Aggregate Bond Index, a broad measure of the U.S. taxable bond market, registered a positive return of 0.59%.

Stocks rallied in March and April to recover some of the ground they had lost in January and February. Growth stocks in the U.S. outperformed their value-oriented counterparts by a wide margin, while stocks in the mid cap category outpaced both large cap and small cap names. High-yield bonds were the best performers, not only among fixed income investments but in all major asset classes.

PERFORMANCE

Harbor Target Retirement 2010 Fund posted a return of 1.30% (Institutional Class, Administrative Class, and Investor Class) from its January 2, 2009 inception through April 30, 2009. The Fund’s positive return was due primarily to its approximately 68% allocation in fixed income and money market investments, given that bond prices rose for the four months. The Fund’s equity investments, about 30% of the portfolio, detracted from performance as stock prices generally declined. Commodities, making up about 2% of the portfolio, also retreated.

Overall returns of the Harbor Target Retirement 2010 Fund benefited from the performances of its underlying Harbor funds, as 9 of the 13 constituent Harbor funds outperformed their respective benchmarks. Leading contributors to the performance of the Harbor Target Retirement 2010 Fund included Harbor Bond Fund (about 30% of the portfolio), Harbor Real Return Fund (11%), and Harbor High-Yield Bond Fund (6%). The largest detractors from Fund performance were Harbor Large Cap Value Fund (about 6% of the portfolio) and Harbor International Fund (7%).

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

9

Harbor Target Retirement 2010 Fund

FUND SUMMARY—April 30, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	601

Cusip	411511348

Ticker	HARDX

Inception Date	01/02/2009

Net Expense Ratio	0.60%[a]

Total Net Assets (000s)	$535

ADMINISTRATIVE CLASS

Fund #	701

Cusip	411511330

Ticker	HAIIX

Inception Date	01/02/2009

Net Expense Ratio	0.60%[a]

Total Net Assets (000s)	$10

INVESTOR CLASS

Fund #	801

Cusip	411511322

Ticker	HARFX

Inception Date	01/02/2009

Net Expense Ratio	0.60%[a]

Total Net Assets (000s)	$10

a	Annualized for the period January 2, 2009 (inception) through April 30, 2009. The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Net Assets)

Equity
Harbor International Fund	7.4%
Harbor Large Cap Value Fund	6.3%
Harbor Capital Appreciation Fund	4.4%
Harbor International Growth Fund	3.2%
Harbor Mid Cap Value Fund	3.0%
Harbor Small Cap Value Fund	2.4%
Harbor Mid Cap Growth Fund	1.9%
Harbor Small Cap Growth Fund	1.6%

Fixed Income
Harbor Bond Fund	30.1%
Harbor Real Return Fund	11.1%
Harbor High-Yield Bond Fund	5.7%
Short-Term Investments
Harbor Money Market Fund	20.9%
Strategic Markets
Harbor Commodity Real Return Strategy Fund	2.0%

10

Harbor Target Retirement 2010 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2009

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Target Retirement 2010 Fund
Institutional Class	—%	—%	—%	1.30%	01/02/2009	$50,650
Comparative Indices
Russell 3000®	-7.46%	-34.95%	-2.26%	-1.42%	—	$49,291
MSCI EAFE	-2.64%	-42.76%	0.66%	-2.92%	—	$48,542
Barclays Capital Aggregate (U.S.) Bond	7.74%	3.84%	4.78%	0.59%	—	$50,297

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2009

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Target Retirement 2010 Fund
Administrative Class	—%	—%	—%	1.30%	01/02/2009	$10,130
Investor Class	—%	—%	—%	1.30%	01/02/2009	$10,130
Comparative Indices
Russell 3000®	-7.46%	-34.95%	-2.26%	-1.42%	—	$9,858
MSCI EAFE	-2.64%	-42.76%	0.66%	-2.92%	—	$9,708
Barclays Capital Aggregate (U.S.) Bond	7.74%	3.84%	4.78%	0.59%	—	$10,059

As stated in the Fund’s current prospectus, the expense ratios were 0.60% (Institutional Class), 0.85% (Administrative Class) and 0.97% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

11

Harbor Target Retirement 2010 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2009 (Unaudited)

HARBOR EQUITY FUNDS—30.2%

Shares		Value (000s)

DOMESTIC EQUITY FUNDS—19.6%
955	Harbor Capital Appreciation Fund	$24
2,066	Harbor Mid Cap Growth Fund	11
1,211	Harbor Small Cap Growth Fund	9
6,266	Harbor Large Cap Value Fund	36
2,302	Harbor Mid Cap Value Fund	16
1,045	Harbor Small Cap Value Fund	13

		109

INTERNATIONAL EQUITY FUNDS—10.6%
1,067	Harbor International Fund	41
2,107	Harbor International Growth Fund	18

		59

TOTAL HARBOR EQUITY FUNDS (Cost $139)		168

HARBOR STRATEGIC MARKETS FUNDS—2.0%
(Cost $10)
1,882	Harbor Commodity Real Return Strategy Fund	11

HARBOR FIXED INCOME FUNDS—46.9%

Shares		Value (000s)

3,374	Harbor High-Yield Bond Fund	$32
14,519	Harbor Bond Fund	167
6,428	Harbor Real Return Fund	61

TOTAL HARBOR FIXED INCOME FUNDS (Cost $252)		260

SHORT-TERM INVESTMENTS—20.9%
(Cost $116)
115,966	Harbor Money Market Fund	116

TOTAL INVESTMENTS—100.0% (Cost $517)		555

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$555

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2009, based on the inputs used to value them.

Valuation Description	Investments in Securities
Level 1—Quoted Prices	$555
Level 2—Other Significant Observable Inputs	—
Level 3—Significant Unobservable Inputs	—

Total	$555

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

†	Harbor Target Retirement 2010 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the financial statements.

12

Harbor Target Retirement 2015 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Saumen Chattopadhyay

Since 2009

Brian L. Collins

Since 2009

Paul C. Herbert

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation.

Management’s Discussion of Fund Performance

MARKET REVIEW

The Harbor Target Retirement Funds were introduced on January 2, 2009. In the four months from the funds’ inception through the end of the fiscal half-year on April 30, 2009, stock prices generally declined while bonds gained in value. The Russell 3000® Index, a broad measure of the U.S. stock market, returned -1.42%, and the MSCI EAFE Index of stocks in developed international markets, returned -2.92%. Commodities also lost ground, with the Dow Jones-UBS Commodity Index Total ReturnSM posting a return of -5.63%. The Barclays Capital Aggregate Bond Index, a broad measure of the U.S. taxable bond market, registered a positive return of 0.59%.

Stocks rallied in March and April to recover some of the ground they had lost in January and February. Growth stocks in the U.S. outperformed their value-oriented counterparts by a wide margin, while stocks in the mid cap category outpaced both large cap and small cap names. High-yield bonds were the best performers, not only among fixed income investments but in all major asset classes.

PERFORMANCE

Harbor Target Retirement 2015 Fund posted a return of 1.30% (Institutional Class) and 1.20% (Administrative Class and Investor Class) from its January 2, 2009 inception through April 30, 2009. The Fund’s positive return was due primarily to its approximately 62% allocation in fixed income and money market investments, given that bond prices rose for the four months. The Fund’s equity investments, about 35% of the portfolio, detracted from performance as stock prices generally declined. Commodities, making up about 3% of the portfolio, also retreated.

Overall returns of the Harbor Target Retirement 2015 Fund benefited from the performances of its underlying Harbor funds, as 9 of the 13 constituent Harbor funds outperformed their respective benchmarks. Leading contributors to the performance of the Harbor Target Retirement 2015 Fund included Harbor High-Yield Bond Fund (about 8% of the portfolio) and Harbor Bond Fund (30%). The largest detractors from Fund performance were Harbor Large Cap Value Fund (about 7% of the portfolio) and Harbor International Fund (9%).

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

13

Harbor Target Retirement 2015 Fund

FUND SUMMARY—April 30, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	602

Cusip	411511314

Ticker	HARGX

Inception Date	01/02/2009

Net Expense Ratio	0.64%[a]

Total Net Assets (000s)	$2,725

ADMINISTRATIVE CLASS

Fund #	702

Cusip	411511298

Ticker	HARHX

Inception Date	01/02/2009

Net Expense Ratio	0.64%[a]

Total Net Assets (000s)	$10

INVESTOR CLASS

Fund #	802

Cusip	411511280

Ticker	HARIX

Inception Date	01/02/2009

Net Expense Ratio	0.64%[a]

Total Net Assets (000s)	$10

a	Annualized for the period January 2, 2009 (inception) through April 30, 2009. The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Net Assets)

Equity
Harbor International Fund	8.6%
Harbor Large Cap Value Fund	7.5%
Harbor Capital Appreciation Fund	5.0%
Harbor International Growth Fund	3.7%
Harbor Mid Cap Value Fund	3.4%
Harbor Small Cap Value Fund	2.7%
Harbor Mid Cap Growth Fund	2.3%
Harbor Small Cap Growth Fund	1.8%

Fixed Income
Harbor Bond Fund	29.6%
Harbor Real Return Fund	9.4%
Harbor High-Yield Bond Fund	8.0%
Short-Term Investments
Harbor Money Market Fund	15.0%
Strategic Markets
Harbor Commodity Real Return Strategy Fund	3.0%

14

Harbor Target Retirement 2015 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2009

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Target Retirement 2015 Fund
Institutional Class	—%	—%	—%	1.30%	01/02/2009	$50,650
Comparative Indices
Russell 3000®	-7.46%	-34.95%	-2.26%	-1.42%	—	$49,291
MSCI EAFE	-2.64%	-42.76%	0.66%	-2.92%	—	$48,542
Barclays Capital Aggregate (U.S.) Bond	7.74%	3.84%	4.78%	0.59%	—	$50,297

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2009

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Target Retirement 2015 Fund
Administrative Class	—%	—%	—%	1.20%	01/02/2009	$10,120
Investor Class	—%	—%	—%	1.20%	01/02/2009	$10,120
Comparative Indices
Russell 3000®	-7.46%	-34.95%	-2.26%	-1.42%	—	$9,858
MSCI EAFE	-2.64%	-42.76%	0.66%	-2.92%	—	$9,708
Barclays Capital Aggregate (U.S.) Bond	7.74%	3.84%	4.78%	0.59%	—	$10,059

As stated in the Fund’s current prospectus, the expense ratios were 0.63% (Institutional Class), 0.88% (Administrative Class) and 1.00% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

15

Harbor Target Retirement 2015 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2009 (Unaudited)

HARBOR EQUITY FUNDS—35.0%

Shares		Value (000s)

DOMESTIC EQUITY FUNDS—22.7%
5,437	Harbor Capital Appreciation Fund	$138
11,769	Harbor Mid Cap Growth Fund	63
6,814	Harbor Small Cap Growth Fund	50
35,914	Harbor Large Cap Value Fund	205
13,143	Harbor Mid Cap Value Fund	94
5,888	Harbor Small Cap Value Fund	75

		625

INTERNATIONAL EQUITY FUNDS—12.3%
6,168	Harbor International Fund	237
12,099	Harbor International Growth Fund	102

		339

TOTAL HARBOR EQUITY FUNDS (Cost $851)		964

HARBOR STRATEGIC MARKETS FUNDS—3.0%
(Cost $80)
14,179	Harbor Commodity Real Return Strategy Fund	82

HARBOR FIXED INCOME FUNDS—47.0%

Shares		Value (000s)

23,576	Harbor High-Yield Bond Fund	$220
70,647	Harbor Bond Fund	812
26,708	Harbor Real Return Fund	256

TOTAL HARBOR FIXED INCOME FUNDS (Cost $1,264)		1,288

SHORT-TERM INVESTMENTS—15.0%
(Cost $411)
411,218	Harbor Money Market Fund	411

TOTAL INVESTMENTS—100.0% (Cost $2,606)		2,745

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$2,745

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2009, based on the inputs used to value them.

Valuation Description	Investments in Securities
Level 1—Quoted Prices	$2,745
Level 2—Other Significant Observable Inputs	—
Level 3—Significant Unobservable Inputs	—

Total	$2,745

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

†	Harbor Target Retirement 2015 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the financial statements.

16

Harbor Target Retirement 2020 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Saumen Chattopadhyay

Since 2009

Brian L. Collins

Since 2009

Paul C. Herbert

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation.

Management’s Discussion of Fund Performance

MARKET REVIEW

The Harbor Target Retirement Funds were introduced on January 2, 2009. In the four months from the funds’ inception through the end of the fiscal half-year on April 30, 2009, stock prices generally declined while bonds gained in value. The Russell 3000® Index, a broad measure of the U.S. stock market, returned -1.42%, and the MSCI EAFE Index of stocks in developed international markets, returned -2.92%. Commodities also lost ground, with the Dow Jones-UBS Commodity Index Total ReturnSM posting a return of -5.63%. The Barclays Capital Aggregate Bond Index, a broad measure of the U.S. taxable bond market, registered a positive return of 0.59%.

Stocks rallied in March and April to recover some of the ground they had lost in January and February. Growth stocks in the U.S. outperformed their value-oriented counterparts by a wide margin, while stocks in the mid cap category outpaced both large cap and small cap names. High-yield bonds were the best performers, not only among fixed income investments but in all major asset classes.

PERFORMANCE

Harbor Target Retirement 2020 Fund posted a return of 0.90% (Institutional Class, Administrative Class, and Investor Class) from its January 2, 2009 inception through April 30, 2009. The Fund’s positive return was due primarily to its approximately 56% allocation in fixed income and money market investments, given that bond prices rose for the four months. The Fund’s equity investments, about 40% of the portfolio, detracted from performance as stock prices generally declined. Commodities, making up about 4% of the portfolio, also retreated.

Overall returns of the Harbor Target Retirement 2020 Fund benefited from the performances of its underlying Harbor funds, as 9 of the 13 constituent Harbor funds outperformed their respective benchmarks. Leading contributors to the performance of the Harbor Target Retirement 2020 Fund included Harbor High-Yield Bond Fund (about 9% of the portfolio) and Harbor Bond Fund (29%). The largest detractors from Fund performance were Harbor Large Cap Value Fund (about 8% of the portfolio) and Harbor International Fund (10%).

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

17

Harbor Target Retirement 2020 Fund

FUND SUMMARY—April 30, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	603

Cusip	411511272

Ticker	HARJX

Inception Date	01/02/2009

Net Expense Ratio	0.67%[a]

Total Net Assets (000s)	$16,044

ADMINISTRATIVE CLASS

Fund #	703

Cusip	411511264

Ticker	HARKX

Inception Date	01/02/2009

Net Expense Ratio	0.67%[a]

Total Net Assets (000s)	$10

INVESTOR CLASS

Fund #	803

Cusip	411511256

Ticker	HARLX

Inception Date	01/02/2009

Net Expense Ratio	0.67%[a]

Total Net Assets (000s)	$10

a	Annualized for the period January 2, 2009 (inception) through April 30, 2009. The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Net Assets)

Equity
Harbor International Fund	9.9%
Harbor Large Cap Value Fund	8.5%
Harbor Capital Appreciation Fund	5.7%
Harbor International Growth Fund	4.2%
Harbor Mid Cap Value Fund	3.9%
Harbor Small Cap Value Fund	3.1%
Harbor Mid Cap Growth Fund	2.6%
Harbor Small Cap Growth Fund	2.1%

Fixed Income
Harbor Bond Fund	29.0%
Harbor High-Yield Bond Fund	9.2%
Harbor Real Return Fund	7.8%
Short-Term Investments
Harbor Money Market Fund	10.0%
Strategic Markets
Harbor Commodity Real Return Strategy Fund	4.0%

18

Harbor Target Retirement 2020 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2009

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Target Retirement 2020 Fund
Institutional Class	—%	—%	—%	0.90%	01/02/2009	$50,450
Comparative Indices
Russell 3000®	-7.46%	-34.95%	-2.26%	-1.42%	—	$49,291
MSCI EAFE	-2.64%	-42.76%	0.66%	-2.92%	—	$48,542
Barclays Capital Aggregate (U.S.) Bond	7.74%	3.84%	4.78%	0.59%	—	$50,297

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2009

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Target Retirement 2020 Fund
Administrative Class	—%	—%	—%	0.90%	01/02/2009	$10,090
Investor Class	—%	—%	—%	0.90%	01/02/2009	$10,090
Comparative Indices
Russell 3000®	-7.46%	-34.95%	-2.26%	-1.42%	—	$9,858
MSCI EAFE	-2.64%	-42.76%	0.66%	-2.92%	—	$9,708
Barclays Capital Aggregate (U.S. Bond)	7.74%	3.84%	4.78%	0.59%	—	$10,059

As stated in the Fund’s current prospectus, the expense ratios were 0.66% (Institutional Class), 0.91% (Administrative Class) and 1.03% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

19

Harbor Target Retirement 2020 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2009 (Unaudited)

HARBOR EQUITY FUNDS—40.0%

Shares		Value (000s)

DOMESTIC EQUITY FUNDS—25.9%
36,346	Harbor Capital Appreciation Fund	$920
78,679	Harbor Mid Cap Growth Fund	418
45,558	Harbor Small Cap Growth Fund	332
240,108	Harbor Large Cap Value Fund	1,369
87,864	Harbor Mid Cap Value Fund	629
39,363	Harbor Small Cap Value Fund	499

		4,167

INTERNATIONAL EQUITY FUNDS—14.1%
41,232	Harbor International Fund	1,587
80,885	Harbor International Growth Fund	680

		2,267

TOTAL HARBOR EQUITY FUNDS (Cost $5,112)		6,434

HARBOR STRATEGIC MARKETS FUNDS—4.0%
(Cost $594)
110,590	Harbor Commodity Real Return Strategy Fund	644

HARBOR FIXED INCOME FUNDS—46.0%

Shares		Value (000s)

158,798	Harbor High-Yield Bond Fund	$1,483
404,473	Harbor Bond Fund	4,651
129,975	Harbor Real Return Fund	1,248

TOTAL HARBOR FIXED INCOME FUNDS (Cost $7,085)		7,382

SHORT-TERM INVESTMENTS—10.0%
(Cost $1,604)
1,603,688	Harbor Money Market Fund	1,604

TOTAL INVESTMENTS—100.0% (Cost $14,395)		16,064

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$16,064

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2009, based on the inputs used to value them.

Valuation Description	Investments in Securities
Level 1—Quoted Prices	$16,064
Level 2—Other Significant Observable Inputs	—
Level 3—Significant Unobservable Inputs	—

Total	$16,064

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

†	Harbor Target Retirement 2020 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the financial statements.

20

Harbor Target Retirement 2025 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Saumen Chattopadhyay

Since 2009

Brian L. Collins

Since 2009

Paul C. Herbert

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation.

Management’s Discussion of Fund Performance

MARKET REVIEW

The Harbor Target Retirement Funds were introduced on January 2, 2009. In the four months from the funds’ inception through the end of the fiscal half-year on April 30, 2009, stock prices generally declined while bonds gained in value. The Russell 3000® Index, a broad measure of the U.S. stock market, returned -1.42%, and the MSCI EAFE Index of stocks in developed international markets, returned -2.92%. Commodities also lost ground, with the Dow Jones-UBS Commodity Index Total ReturnSM posting a return of -5.63%. The Barclays Capital Aggregate Bond Index, a broad measure of the U.S. taxable bond market, registered a positive return of 0.59%.

Stocks rallied in March and April to recover some of the ground they had lost in January and February. Growth stocks in the U.S. outperformed their value-oriented counterparts by a wide margin, while stocks in the mid cap category outpaced both large cap and small cap names. High-yield bonds were the best performers, not only among fixed income investments but in all major asset classes.

PERFORMANCE

Harbor Target Retirement 2025 Fund posted a return of 0.20% (Institutional Class, Administrative Class, and Investor Class) from its January 2, 2009 inception through April 30, 2009. The Fund’s positive return was due primarily to its approximately 45% allocation in fixed income and money market investments, given that bond prices rose for the four months. The Fund’s equity investments, about 50% of the portfolio, detracted from performance as stock prices generally declined. Commodities, making up about 5% of the portfolio, also retreated.

Overall returns of the Harbor Target Retirement 2025 Fund benefited from the performances of its underlying Harbor funds, as 9 of the 13 constituent Harbor funds outperformed their respective benchmarks. Leading contributors to the performance of the Harbor Target Retirement 2025 Fund included Harbor High-Yield Bond Fund (about 10% of the portfolio), Harbor Bond Fund (25%), and the Harbor Capital Appreciation Fund (7%). The largest detractors from Fund performance were Harbor Large Cap Value Fund (about 11% of the portfolio) and Harbor International Fund (12%).

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

21

Harbor Target Retirement 2025 Fund

FUND SUMMARY—April 30, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	604

Cusip	411511249

Ticker	HARMX

Inception Date	01/02/2009

Net Expense Ratio	0.72%[a]

Total Net Assets (000s)	$633

ADMINISTRATIVE CLASS

Fund #	704

Cusip	411511231

Ticker	HARNX

Inception Date	01/02/2009

Net Expense Ratio	0.72%[a]

Total Net Assets (000s)	$10

INVESTOR CLASS

Fund #	804

Cusip	411511223

Ticker	HAROX

Inception Date	01/02/2009

Net Expense Ratio	0.72%[a]

Total Net Assets (000s)	$10

a	Annualized for the period January 2, 2009 (inception) through April 30, 2009. The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Net Assets)

Equity
Harbor International Fund	12.5%
Harbor Large Cap Value Fund	10.8%
Harbor Capital Appreciation Fund	7.2%
Harbor International Growth Fund	5.4%
Harbor Mid Cap Value Fund	5.0%
Harbor Small Cap Value Fund	4.0%
Harbor Mid Cap Growth Fund	3.3%
Harbor Small Cap Growth Fund	2.6%

Fixed Income
Harbor Bond Fund	25.0%
Harbor High-Yield Bond Fund	9.8%
Harbor Real Return Fund	4.6%
Short-Term Investments
Harbor Money Market Fund	4.9%
Strategic Markets
Harbor Commodity Real Return Strategy Fund	4.9%

22

Harbor Target Retirement 2025 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2009

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Target Retirement 2025 Fund
Institutional Class	—%	—%	—%	0.20%	01/02/2009	$50,100
Comparative Indices
Russell 3000®	-7.46%	-34.95%	-2.26%	-1.42%	—	$49,291
MSCI EAFE	-2.64%	-42.76%	0.66%	-2.92%	—	$48,542
Barclays Capital Aggregate (U.S. Bond)	7.74%	3.84%	4.78%	0.59%	—	$50,297

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2009

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Target Retirement 2025 Fund
Administrative Class	—%	—%	—%	0.20%	01/02/2009	$10,020
Investor Class	—%	—%	—%	0.20%	01/02/2009	$10,020
Comparative Indices
Russell 3000®	-7.46%	-34.95%	-2.26%	-1.42%	—	$9,858
MSCI EAFE	-2.64%	-42.76%	0.66%	-2.92%	—	$9,708
Barclays Capital Aggregate (U.S.) Bond	7.74%	3.84%	4.78%	0.59%	—	$10,059

As stated in the Fund’s current prospectus, the expense ratios were 0.70% (Institutional Class), 0.95% (Administrative Class) and 1.07% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

23

Harbor Target Retirement 2025 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2009 (Unaudited)

HARBOR EQUITY FUNDS—50.8%

Shares		Value (000s)

DOMESTIC EQUITY FUNDS—32.9%
1,873	Harbor Capital Appreciation Fund	$47
4,050	Harbor Mid Cap Growth Fund	22
2,375	Harbor Small Cap Growth Fund	17
12,259	Harbor Large Cap Value Fund	70
4,572	Harbor Mid Cap Value Fund	33
2,068	Harbor Small Cap Value Fund	26

		215

INTERNATIONAL EQUITY FUNDS—17.9
2,133	Harbor International Fund	82
4,181	Harbor International Growth Fund	35

		117

TOTAL HARBOR EQUITY FUNDS (Cost $318)		332

HARBOR STRATEGIC MARKETS FUNDS—4.9%
(Cost $31)
5,465	Harbor Commodity Real Return Strategy Fund	32

HARBOR FIXED INCOME FUNDS—39.4%

Shares		Value (000s)

6,945	Harbor High-Yield Bond Fund	$65
14,082	Harbor Bond Fund	162
3,169	Harbor Real Return Fund	30

TOTAL HARBOR FIXED INCOME FUNDS (Cost $254)		257

SHORT-TERM INVESTMENTS—4.9%
(Cost $32)
31,782	Harbor Money Market Fund	32

TOTAL INVESTMENTS—100.0% (Cost $635)		653

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$653

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2009, based on the inputs used to value them.

Valuation Description	Investments in Securities
Level 1—Quoted Prices	$653
Level 2—Other Significant Observable Inputs	—
Level 3—Significant Unobservable Inputs	—

Total	$653

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

†	Harbor Target Retirement 2025 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the financial statements.

24

Harbor Target Retirement 2030 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Saumen Chattopadhyay

Since 2009

Brian L. Collins

Since 2009

Paul C. Herbert

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation.

Management’s Discussion of Fund Performance

MARKET REVIEW

The Harbor Target Retirement Funds were introduced on January 2, 2009. In the four months from the funds’ inception through the end of the fiscal half-year on April 30, 2009, stock prices generally declined while bonds gained in value. The Russell 3000® Index, a broad measure of the U.S. stock market, returned -1.42%, and the MSCI EAFE Index of stocks in developed international markets, returned -2.92%. Commodities also lost ground, with the Dow Jones-UBS Commodity Index Total ReturnSM posting a return of -5.63%. The Barclays Capital Aggregate Bond Index, a broad measure of the U.S. taxable bond market, registered a positive return of 0.59%.

Stocks rallied in March and April to recover some of the ground they had lost in January and February. Growth stocks in the U.S. outperformed their value-oriented counterparts by a wide margin, while stocks in the mid cap category outpaced both large cap and small cap names. High-yield bonds were the best performers, not only among fixed income investments but in all major asset classes.

PERFORMANCE

Harbor Target Retirement 2030 Fund posted a return of -0.50% (Institutional Class, Administrative Class, and Investor Class) from its January 2, 2009 inception through April 30, 2009. The Fund’s negative return was due primarily to its approximately 60% allocation in equities, given that stock prices generally were down for the four months. Commodities, making up about 5% of the portfolio, also retreated. The Fund’s fixed income investments, about 35% of the portfolio, added value as bond prices generally rose.

Overall returns of the Harbor Target Retirement 2030 Fund benefited from the performances of its underlying Harbor funds, as 8 of the 12 constituent Harbor funds outperformed their respective benchmarks. Leading contributors to the performance of the Harbor Target Retirement 2030 Fund included Harbor High-Yield Bond Fund (approximately 10% of the portfolio), Harbor Capital Appreciation Fund (8%), and Harbor Bond Fund (22%). The largest detractors from Fund performance were Harbor Large Cap Value Fund (about 13% of the portfolio) and Harbor International Fund (15%).

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

25

Harbor Target Retirement 2030 Fund

FUND SUMMARY—April 30, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	605

Cusip	411512700

Ticker	HARPX

Inception Date	01/02/2009

Net Expense Ratio	0.76%[a]

Total Net Assets (000s)	$19,466

ADMINISTRATIVE CLASS

Fund #	705

Cusip	411512882

Ticker	HARQX

Inception Date	01/02/2009

Net Expense Ratio	0.76%[a]

Total Net Assets (000s)	$10

INVESTOR CLASS

Fund #	805

Cusip	411512809

Ticker	HARTX

Inception Date	01/02/2009

Net Expense Ratio	0.76%[a]

Total Net Assets (000s)	$10

a	Annualized for the period January 2, 2009 (inception) through April 30, 2009. The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Net Assets)

Equity
Harbor International Fund	14.9%
Harbor Large Cap Value Fund	12.7%
Harbor Capital Appreciation Fund	8.6%
Harbor International Growth Fund	6.4%
Harbor Mid Cap Value Fund	6.0%
Harbor Small Cap Value Fund	4.8%
Harbor Mid Cap Growth Fund	3.9%
Harbor Small Cap Growth Fund	3.2%

Fixed Income
Harbor Bond Fund	21.4%
Harbor High-Yield Bond Fund	10.4%
Harbor Real Return Fund	2.7%
Strategic Markets
Harbor Commodity Real Return Strategy Fund	5.0%

26

Harbor Target Retirement 2030 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2009

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Target Retirement 2030 Fund
Institutional Class	—%	—%	—%	-0.50%	01/02/2009	$49,750
Comparative Indices
Russell 3000®	-7.46%	-34.95%	-2.26%	-1.42%	—	$49,291
MSCI EAFE	-2.64%	-42.76%	0.66%	-2.92%	—	$48,542
Barclays Capital Aggregate (U.S.) Bond	7.74%	3.84%	4.78%	0.59%	—	$50,297

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2009

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Target Retirement 2030 Fund
Administrative Class	—%	—%	—%	-0.50%	01/02/2009	$9,950
Investor Class	—%	—%	—%	-0.50%	01/02/2009	$9,950
Comparative Indices
Russell 3000®	-7.46%	-34.95%	-2.26%	-1.42%	—	$9,858
MSCI EAFE	-2.64%	-42.76%	0.66%	-2.92%	—	$9,708
Barclays Capital Aggregate (U.S.) Bond	7.74%	3.84%	4.78%	0.59%	—	$10,059

As stated in the Fund’s current prospectus, the expense ratios were 0.74% (Institutional Class), 0.99% (Administrative Class) and 1.11% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

27

Harbor Target Retirement 2030 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2009 (Unaudited)

HARBOR EQUITY FUNDS—60.5%

Shares		Value (000s)

DOMESTIC EQUITY FUNDS—39.2%
66,002	Harbor Capital Appreciation Fund	$1,671
144,595	Harbor Mid Cap Growth Fund	769
84,663	Harbor Small Cap Growth Fund	616
437,337	Harbor Large Cap Value Fund	2,493
162,432	Harbor Mid Cap Value Fund	1,163
73,634	Harbor Small Cap Value Fund	935

		7,647

INTERNATIONAL EQUITY FUNDS—21.3%
75,499	Harbor International Fund	2,905
148,983	Harbor International Growth Fund	1,253

		4,158

TOTAL HARBOR EQUITY FUNDS (Cost $9,408)		11,805

HARBOR STRATEGIC MARKETS FUNDS—5.0%
(Cost $901)
Shares		Value (000s)

166,170	Harbor Commodity Real Return Strategy Fund	$967

HARBOR FIXED INCOME FUNDS—34.5%
217,399	Harbor High-Yield Bond Fund	2,031
361,309	Harbor Bond Fund	4,155
54,998	Harbor Real Return Fund	528

TOTAL HARBOR FIXED INCOME FUNDS (Cost $6,433)		6,714

TOTAL INVESTMENTS—100.0% (Cost $16,742)		19,486

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$19,486

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2009, based on the inputs used to value them.

Valuation Description	Investments in Securities
Level 1—Quoted Prices	$19,486
Level 2—Other Significant Observable Inputs	—
Level 3—Significant Unobservable Inputs	—

Total	$19,486

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

†	Harbor Target Retirement 2030 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the financial statements.

28

Harbor Target Retirement 2035 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Saumen Chattopadhyay

Since 2009

Brian L. Collins

Since 2009

Paul C. Herbert

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation.

Management’s Discussion of Fund Performance

MARKET REVIEW

The Harbor Target Retirement Funds were introduced on January 2, 2009. In the four months from the funds’ inception through the end of the fiscal half-year on April 30, 2009, stock prices generally declined while bonds gained in value. The Russell 3000® Index, a broad measure of the U.S. stock market, returned -1.42%, and the MSCI EAFE Index of stocks in developed international markets, returned -2.92%. Commodities also lost ground, with the Dow Jones-UBS Commodity Index Total ReturnSM posting a return of -5.63%. The Barclays Capital Aggregate Bond Index, a broad measure of the U.S. taxable bond market, registered a positive return of 0.59%.

Stocks rallied in March and April to recover some of the ground they had lost in January and February. Growth stocks in the U.S. outperformed their value-oriented counterparts by a wide margin, while stocks in the mid cap category outpaced both large cap and small cap names. High-yield bonds were the best performers, not only among fixed income investments but in all major asset classes.

PERFORMANCE

Harbor Target Retirement 2035 Fund posted a return of -1.30% (Institutional Class, Administrative Class, and Investor Class) from its January 2, 2009 inception through April 30, 2009. The Fund’s negative return was due primarily to its approximately 70% allocation in equities, given that stock prices generally were down for the four months. Commodities, making up about 4% of the portfolio, also retreated. The Fund’s fixed income investments, about 26% of the portfolio, added value as bond prices generally rose.

Overall returns of the Harbor Target Retirement 2035 Fund benefited from the performances of its underlying Harbor funds, as 8 of the 12 constituent Harbor funds outperformed their respective benchmarks. Leading contributors to the performance of the Harbor Target Retirement 2035 Fund included Harbor High-Yield Bond Fund (approximately 9% of the portfolio) and Harbor Capital Appreciation Fund (10%). The largest detractors from Fund performance were Harbor Large Cap Value Fund (about 15% of the portfolio) and Harbor International Fund (17%).

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

29

Harbor Target Retirement 2035 Fund

FUND SUMMARY—April 30, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	606

Cusip	411512106

Ticker	HARUX

Inception Date	01/02/2009

Net Expense Ratio	0.78%[a]

Total Net Assets (000s)	$313

ADMINISTRATIVE CLASS

Fund #	706

Cusip	411512304

Ticker	HARVX

Inception Date	01/02/2009

Net Expense Ratio	0.78%[a]

Total Net Assets (000s)	$10

INVESTOR CLASS

Fund #	806

Cusip	411512205

Ticker	HARWX

Inception Date	01/02/2009

Net Expense Ratio	0.78%[a]

Total Net Assets (000s)	$10

a	Annualized for the period January 2, 2009 (inception) through April 30, 2009. The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Net Assets)

Equity
Harbor International Fund	17.4%
Harbor Large Cap Value Fund	14.8%
Harbor Capital Appreciation Fund	10.0%
Harbor International Growth Fund	7.5%
Harbor Mid Cap Value Fund	6.9%
Harbor Small Cap Value Fund	5.6%
Harbor Mid Cap Growth Fund	4.6%
Harbor Small Cap Growth Fund	3.7%

Fixed Income
Harbor Bond Fund	15.4%
Harbor High-Yield Bond Fund	9.0%
Harbor Real Return Fund	1.2%
Strategic Markets
Harbor Commodity Real Return Strategy Fund	3.9%

30

Harbor Target Retirement 2035 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2009

The graph compares a $50,000 investment in the Fund with the performance of broad based indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Target Retirement 2035 Fund
Institutional Class	—%	—%	—%	-1.30%	01/02/2009	$49,350
Comparative Indices
Russell 3000®	-7.46%	-34.95%	-2.26%	-1.42%	—	$49,291
MSCI EAFE	-2.64%	-42.76%	0.66%	-2.92%	—	$48,542
Barclays Capital Aggregate (U.S.) Bond	7.74%	3.84%	4.78%	0.59%	—	$50,297

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2009

The graph compares a $10,000 investment in the Fund with the performance of broad based indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Target Retirement 2035 Fund
Administrative Class	—%	—%	—%	-1.30%	01/02/2009	$9,870
Investor Class	—%	—%	—%	-1.30%	01/02/2009	$9,870
Comparative Indices
Russell 3000®	-7.46%	-34.95%	-2.26%	-1.42%	—	$9,858
MSCI EAFE	-2.64%	-42.76%	0.66%	-2.92%	—	$9,708
Barclays Capital Aggregate (U.S.) Bond	7.74%	3.84%	4.78%	0.59%	—	$10,059

As stated in the Fund’s current prospectus, the expense ratios were 0.76% (Institutional Class), 1.01% (Administrative Class) and 1.13% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

31

Harbor Target Retirement 2035 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2009 (Unaudited)

HARBOR EQUITY FUNDS—70.5%

Shares		Value (000s)

DOMESTIC EQUITY FUNDS—45.6%
1,312	Harbor Capital Appreciation Fund	$33
2,875	Harbor Mid Cap Growth Fund	15
1,684	Harbor Small Cap Growth Fund	12
8,697	Harbor Large Cap Value Fund	50
3,230	Harbor Mid Cap Value Fund	23
1,464	Harbor Small Cap Value Fund	19

		152

INTERNATIONAL EQUITY FUNDS—24.9%
1,501	Harbor International Fund	58
2,963	Harbor International Growth Fund	25

		83

TOTAL HARBOR EQUITY FUNDS (Cost $201)		235

HARBOR STRATEGIC MARKETS FUNDS—3.9%
(Cost $12)
Shares		Value (000s)

2,266	Harbor Commodity Real Return Strategy Fund	$13

HARBOR FIXED INCOME FUNDS—25.6%
3,211	Harbor High-Yield Bond Fund	30
4,427	Harbor Bond Fund	51
435	Harbor Real Return Fund	4

TOTAL HARBOR FIXED INCOME FUNDS (Cost $82)		85

TOTAL INVESTMENTS—100.0% (Cost $295)		333

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$333

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2009, based on the inputs used to value them.

Valuation Description	Investments in Securities
Level 1—Quoted Prices	$333
Level 2—Other Significant Observable Inputs	—
Level 3—Significant Unobservable Inputs	—

Total	$333

For more information on valuation inputs and their aggregation into the level used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

†	Harbor Target Retirement 2035 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the financial statements.

32

Harbor Target Retirement 2040 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Saumen Chattopadhyay

Since 2009

Brian L. Collins

Since 2009

Paul C. Herbert

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation.

Management’s Discussion of Fund Performance

MARKET REVIEW

The Harbor Target Retirement Funds were introduced on January 2, 2009. In the four months from the funds’ inception through the end of the fiscal half-year on April 30, 2009, stock prices generally declined while bonds gained in value. The Russell 3000® Index, a broad measure of the U.S. stock market, returned -1.42%, and the MSCI EAFE Index of stocks in developed international markets, returned -2.92%. Commodities also lost ground, with the Dow Jones-UBS Commodity Index Total ReturnSM posting a return of -5.63%. The Barclays Capital Aggregate Bond Index, a broad measure of the U.S. taxable bond market, registered a positive return of 0.59%.

Stocks rallied in March and April to recover some of the ground they had lost in January and February. Growth stocks in the U.S. outperformed their value-oriented counterparts by a wide margin, while stocks in the mid cap category outpaced both large cap and small cap names. High-yield bonds were the best performers, not only among fixed income investments but in all major asset classes.

PERFORMANCE

Harbor Target Retirement 2040 Fund posted returns of -2.30% (Institutional Class) and -2.20% (Administrative Class and Investor Class) from its January 2, 2009 inception through April 30, 2009. The Fund’s negative returns were due primarily to its approximately 80% allocation in equities, given that stock prices generally were down for the four months. Commodities, making up about 4% of the portfolio, also retreated. The Fund’s fixed income investments, about 16% of the portfolio, added value as bond prices generally rose.

Overall returns of the Harbor Target Retirement 2040 Fund benefited from the performances of its underlying Harbor funds, as 7 of the 11 constituent Harbor funds outperformed their respective benchmarks. Leading contributors to the performance of the Harbor Target Retirement 2040 Fund included Harbor Capital Appreciation Fund (approximately 11% of the portfolio) and Harbor High-Yield Bond Fund (6%). The largest detractors from Fund performance were Harbor Large Cap Value Fund (about 17% of the portfolio) and Harbor International Fund (20%).

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

33

Harbor Target Retirement 2040 Fund

FUND SUMMARY—April 30, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	607

Cusip	411512403

Ticker	HARYX

Inception Date	01/02/2009

Net Expense Ratio	0.79%[a]

Total Net Assets (000s)	$15,044

ADMINISTRATIVE CLASS

Fund #	707

Cusip	411512601

Ticker	HARZX

Inception Date	01/02/2009

Net Expense Ratio	0.79%[a]

Total Net Assets (000s)	$10

INVESTOR CLASS

Fund #	807

Cusip	411512502

Ticker	HABBX

Inception Date	01/02/2009

Net Expense Ratio	0.79%[a]

Total Net Assets (000s)	$10

a	Annualized for the period January 2, 2009 (inception) through April 30, 2009. The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Net Assets)

Equity
Harbor International Fund	20.0%
Harbor Large Cap Value Fund	17.0%
Harbor Capital Appreciation Fund	11.5%
Harbor International Growth Fund	8.6%
Harbor Mid Cap Value Fund	7.8%
Harbor Small Cap Value Fund	6.3%
Harbor Mid Cap Growth Fund	5.2%
Harbor Small Cap Growth Fund	4.2%

Fixed Income
Harbor Bond Fund	9.4%
Harbor High-Yield Bond Fund	6.2%
Strategic Markets
Harbor Commodity Real Return Strategy Fund	3.8%

34

Harbor Target Retirement 2040 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2009

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Target Retirement 2040 Fund
Institutional Class	—%	—%	—%	-2.30%	01/02/2009	$48,850
Comparative Indices
Russell 3000®	-7.46%	-34.95%	-2.26%	-1.42%	—	$49,291
MSCI EAFE	-2.64%	-42.76%	0.66%	-2.92%	—	$48,542
Barclays Capital Aggregate (U.S.) Bond	7.74%	3.84%	4.78%	0.59%	—	$50,297

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2009

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Target Retirement 2040 Fund
Administrative Class	—%	—%	—%	-2.20%	01/02/2009	$9,780
Investor Class	—%	—%	—%	-2.20%	01/02/2009	$9,780
Comparative Indices
Russell 3000®	-7.46%	-34.95%	-2.26%	-1.42%	—	$9,858
MSCI EAFE	-2.64%	-42.76%	0.66%	-2.92%	—	$9,708
Barclays Capital Aggregate (U.S.) Bond	7.74%	3.84%	4.78%	0.59%	—	$10,059

As stated in the Fund’s current prospectus, the expense ratios were 0.78% (Institutional Class), 1.03% (Administrative Class) and 1.15% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

35

Harbor Target Retirement 2040 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2009 (Unaudited)

HARBOR EQUITY FUNDS—80.6%

Shares		Value (000s)

DOMESTIC EQUITY FUNDS—52.0%
68,283	Harbor Capital Appreciation Fund	$1,729
146,924	Harbor Mid Cap Growth Fund	782
86,091	Harbor Small Cap Growth Fund	627
450,506	Harbor Large Cap Value Fund	2,568
164,775	Harbor Mid Cap Value Fund	1,180
74,784	Harbor Small Cap Value Fund	949

		7,835

INTERNATIONAL EQUITY FUNDS—28.6%
78,227	Harbor International Fund	3,010
153,920	Harbor International Growth Fund	1,294

		4,304

TOTAL HARBOR EQUITY FUNDS (Cost $9,555)		12,139

HARBOR STRATEGIC MARKETS FUNDS—3.8%
(Cost $538)
Shares		Value (000s)

100,096	Harbor Commodity Real Return Strategy Fund	$582

HARBOR FIXED INCOME FUNDS—15.6%
100,746	Harbor High-Yield Bond Fund	941
121,931	Harbor Bond Fund	1,402

TOTAL HARBOR FIXED INCOME FUNDS (Cost $2,238)		2,343

TOTAL INVESTMENTS—100.0% (Cost $12,331)		15,064

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$15,064

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2009, based on the inputs used to value them.

Valuation Description	Investments in Securities
Level 1—Quoted Prices	$15,064
Level 2—Other Significant Observable Inputs	—
Level 3—Significant Unobservable Inputs	—

Total	$15,064

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

†	Harbor Target Retirement 2040 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the financial statements.

36

Harbor Target Retirement 2045 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Saumen Chattopadhyay

Since 2009

Brian L. Collins

Since 2009

Paul C. Herbert

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation.

Management’s Discussion of Fund Performance

MARKET REVIEW

The Harbor Target Retirement Funds were introduced on January 2, 2009. In the four months from the funds’ inception through the end of the fiscal half-year on April 30, 2009, stock prices generally declined while bonds gained in value. The Russell 3000® Index, a broad measure of the U.S. stock market, returned -1.42%, and the MSCI EAFE Index of stocks in developed international markets, returned -2.92%. Commodities also lost ground, with the Dow Jones-UBS Commodity Index Total ReturnSM posting a return of -5.63%. The Barclays Capital Aggregate Bond Index, a broad measure of the U.S. taxable bond market, registered a positive return of 0.59%.

Stocks rallied in March and April to recover some of the ground they had lost in January and February. Growth stocks in the U.S. outperformed their value-oriented counterparts by a wide margin, while stocks in the mid cap category outpaced both large cap and small cap names. High-yield bonds were the best performers, not only among fixed income investments but in all major asset classes.

PERFORMANCE

Harbor Target Retirement 2045 Fund posted a return of -3.20% (Institutional Class, Administrative Class, and Investor Class) from its January 2, 2009 inception through April 30, 2009. The Fund’s negative returns were due primarily to its approximately 90% allocation in equities, given that stock prices generally were down for the four months. Commodities, making up about 3% of the portfolio, also retreated. The Fund’s fixed income investments, about 7% of the portfolio, added value as bond prices generally rose.

Overall returns of the Harbor Target Retirement 2045 Fund benefited from the performances of its underlying Harbor funds, as 7 of the 11 constituent Harbor funds outperformed their respective benchmarks. The leading contributor to the performance of the Harbor Target Retirement 2045 Fund was Harbor Capital Appreciation Fund (about 13% of the portfolio). The largest detractors from Fund performance were Harbor Large Cap Value Fund (about 19% of the portfolio) and Harbor International Fund (22%).

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

37

Harbor Target Retirement 2045 Fund

FUND SUMMARY—April 30, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	608

Cusip	411511181

Ticker	HACCX

Inception Date	01/02/2009

Net Expense Ratio	0.81%[a]

Total Net Assets (000s)	$224

ADMINISTRATIVE CLASS

Fund #	708

Cusip	411511173

Ticker	HADDX

Inception Date	01/02/2009

Net Expense Ratio	0.81%[a]

Total Net Assets (000s)	$10

INVESTOR CLASS

Fund #	808

Cusip	411511165

Ticker	HAEEX

Inception Date	01/02/2009

Net Expense Ratio	0.81%[a]

Total Net Assets (000s)	$10

a	Annualized for the period January 2, 2009 (inception) through April 30, 2009. The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Net Assets)

Equity
Harbor International Fund	21.9%
Harbor Large Cap Value Fund	19.2%
Harbor Capital Appreciation Fund	12.8%
Harbor International Growth Fund	9.6%
Harbor Mid Cap Value Fund	8.9%
Harbor Small Cap Value Fund	7.1%
Harbor Mid Cap Growth Fund	5.9%
Harbor Small Cap Growth Fund	4.7%

Fixed Income
Harbor Bond Fund	4.3%
Harbor High-Yield Bond Fund	2.7%
Strategic Markets
Harbor Commodity Real Return Strategy Fund	2.9%

38

Harbor Target Retirement 2045 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2009

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Target Retirement 2045 Fund
Institutional Class	—%	—%	—%	-3.20%	01/02/2009	$48,400
Comparative Indices
Russell 3000®	-7.46%	-34.95%	-2.26%	-1.42%	—	$49,291
MSCI EAFE	-2.64%	-42.76%	0.66%	-2.92%	—	$48,542
Barclays Capital Aggregate (U.S.) Bond	7.74%	3.84%	4.78%	0.59%	—	$50,297

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2009

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Target Retirement 2045 Fund
Administrative Class	—%	—%	—%	-3.20%	01/02/2009	$9,680
Investor Class	—%	—%	—%	-3.20%	01/02/2009	$9,680
Comparative Indices
Russell 3000®	-7.46%	-34.95%	-2.26%	-1.42%	—	$9,858
MSCI EAFE	-2.64%	-42.76%	0.66%	-2.92%	—	$9,708
Barclays Capital Aggregate (U.S.) Bond	7.74%	3.84%	4.78%	0.59%	—	$10,059

As stated in the Fund’s current prospectus, the expense ratios were 0.79% (Institutional Class), 1.04% (Administrative Class) and 1.16% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

39

Harbor Target Retirement 2045 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2009 (Unaudited)

HARBOR EQUITY FUNDS—90.1%

Shares		Value (000s)

DOMESTIC EQUITY FUNDS—58.6%
1,233	Harbor Capital Appreciation Fund	$31
2,701	Harbor Mid Cap Growth Fund	14
1,581	Harbor Small Cap Growth Fund	12
8,171	Harbor Large Cap Value Fund	47
3,033	Harbor Mid Cap Value Fund	22
1,375	Harbor Small Cap Value Fund	17

		143

INTERNATIONAL EQUITY FUNDS—31.5%
1,410	Harbor International Fund	54
2,782	Harbor International Growth Fund	23

		77

TOTAL HARBOR EQUITY FUNDS (Cost $212)		220

HARBOR STRATEGIC MARKETS FUNDS—2.9%
(Cost $7)
Shares		Value (000s)

1,242	Harbor Commodity Real Return Strategy Fund	$7

HARBOR FIXED INCOME FUNDS—7.0%
722	Harbor High-Yield Bond Fund	7
871	Harbor Bond Fund	10

TOTAL HARBOR FIXED INCOME FUNDS (Cost $16)		17

TOTAL INVESTMENTS—100.0% (Cost $235)		244

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$244

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2009, based on the inputs used to value them.

Valuation Description	Investments in Securities
Level 1—Quoted Prices	$244
Level 2—Other Significant Observable Inputs	—
Level 3—Significant Unobservable Inputs	—

Total	$244

For more information on valuation inputs and their aggregation into the level used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

†	Harbor Target Retirement 2045 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the financial statements.

40

Harbor Target Retirement 2050 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Saumen Chattopadhyay

Since 2009

Brian L. Collins

Since 2009

Paul C. Herbert

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation.

Management’s Discussion of Fund Performance

MARKET REVIEW

The Harbor Target Retirement Funds were introduced on January 2, 2009. In the four months from the funds’ inception through the end of the fiscal half-year on April 30, 2009, stock prices generally declined while bonds gained in value. The Russell 3000® Index, a broad measure of the U.S. stock market, returned -1.42%, and the MSCI EAFE Index of stocks in developed international markets, returned -2.92%. Commodities also lost ground, with the Dow Jones-UBS Commodity Index Total ReturnSM posting a return of -5.63%. The Barclays Capital Aggregate Bond Index, a broad measure of the U.S. taxable bond market, registered a positive return of 0.59%.

Stocks rallied in March and April to recover some of the ground they had lost in January and February. Growth stocks in the U.S. outperformed their value-oriented counterparts by a wide margin, while stocks in the mid cap category outpaced both large cap and small cap names. High-yield bonds were the best performers, not only among fixed income investments but in all major asset classes.

PERFORMANCE

Harbor Target Retirement 2050 Fund posted a return of -3.30% (Institutional Class) and -3.20% (Administrative Class and Investor Class) from its January 2, 2009 inception through April 30, 2009. The Fund’s negative returns were due primarily to its approximately 90% allocation in equities, given that stock prices generally were down for the four months. Commodities, making up about 3% of the portfolio, also retreated. The Fund’s fixed income investments, about 7% of the portfolio, added value as bond prices generally rose.

Overall returns of the Harbor Target Retirement 2050 Fund benefited from the performances of its underlying Harbor funds, as 7 of the 11 constituent Harbor funds outperformed their respective benchmarks. The leading contributor to the performance of the Harbor Target Retirement 2050 Fund was Harbor Capital Appreciation Fund (about 13% of the portfolio). The largest detractors from Fund performance were Harbor Large Cap Value Fund (about 19% of the portfolio) and Harbor International Fund (22%).

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

41

Harbor Target Retirement 2050 Fund

FUND SUMMARY—April 30, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	609

Cusip	411511157

Ticker	HAFFX

Inception Date	01/02/2009

Net Expense Ratio	0.81%[a]

Total Net Assets (000s)	$11,356

ADMINISTRATIVE CLASS

Fund #	709

Cusip	411511140

Ticker	HAGGX

Inception Date	01/02/2009

Net Expense Ratio	0.81%[a]

Total Net Assets (000s)	$10

INVESTOR CLASS

Fund #	809

Cusip	411511132

Ticker	HAHHX

Inception Date	01/02/2009

Net Expense Ratio	0.81%[a]

Total Net Assets (000s)	$10

a	Annualized for the period January 2, 2009 (inception) through April 30, 2009. The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Net Assets)

Equity
Harbor International Fund	22.4%
Harbor Large Cap Value Fund	19.1%
Harbor Capital Appreciation Fund	12.9%
Harbor International Growth Fund	9.6%
Harbor Mid Cap Value Fund	8.8%
Harbor Small Cap Value Fund	7.1%
Harbor Mid Cap Growth Fund	5.8%
Harbor Small Cap Growth Fund	4.6%

Fixed Income
Harbor Bond Fund	4.1%
Harbor High-Yield Bond Fund	2.7%
Strategic Markets
Harbor Commodity Real Return Strategy Fund	2.9%

42

Harbor Target Retirement 2050 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2009

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Target Retirement 2050 Fund
Institutional Class	—%	—%	—%	-3.30%	01/02/2009	$48,350
Comparative Indices
Russell 3000®	-7.46%	-34.95%	-2.26%	-1.42%	—	$49,291
MSCI EAFE	-2.64%	-42.76%	0.66%	-2.92%	—	$48,542
Barclays Capital Aggregate (U.S.) Bonds	7.74%	3.84%	4.78%	0.59%	—	$50,297

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2009

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2009
Harbor Target Retirement 2050 Fund
Administrative Class	—%	—%	—%	-3.20%	01/02/2009	$9,680
Investor Class	—%	—%	—%	-3.20%	01/02/2009	$9,680
Comparative Indices
Russell 3000®	-7.46%	-34.95%	-2.26%	-1.42%	—	$9,858
MSCI EAFE	-2.64%	-42.76%	0.66%	-2.92%	—	$9,708
Barclays Capital Aggregate (U.S.) Bond	7.74%	3.84%	4.78%	0.59%	—	$10,059

As stated in the Fund’s current prospectus, the expense ratios were 0.79% (Institutional Class), 1.04% (Administrative Class) and 1.16% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

43

Harbor Target Retirement 2050 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2009 (Unaudited)

HARBOR DOMESTIC EQUITY FUNDS—90.3%

Shares		Value (000s)

DOMESTIC EQUITY FUNDS—58.3%
57,804	Harbor Capital Appreciation Fund	$1,464
124,388	Harbor Mid Cap Growth Fund	662
72,885	Harbor Small Cap Growth Fund	531
381,378	Harbor Large Cap Value Fund	2,173
139,502	Harbor Mid Cap Value Fund	999
63,312	Harbor Small Cap Value Fund	803

		6,632

INTERNATIONAL EQUITY FUNDS—32.0%
66,221	Harbor International Fund	2,548
130,298	Harbor International Growth Fund	1,096

		3,644

TOTAL HARBOR EQUITY FUNDS (Cost $8,084)		10,276

HARBOR STRATEGIC MARKETS FUNDS—2.9%
(Cost $304)
Shares		Value (000s)

56,499	Harbor Commodity Real Return Strategy Fund	$329

HARBOR FIXED INCOME FUNDS—6.8%
33,171	Harbor High-Yield Bond Fund	310
40,145	Harbor Bond Fund	461

TOTAL HARBOR FIXED INCOME FUNDS (Cost $737)		771

TOTAL INVESTMENTS—100.0% (Cost $9,125)		11,376

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$11,376

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2009, based on the inputs used to value them.

Valuation Description	Investments in Securities
Level 1—Quoted Prices	$11,376
Level 2—Other Significant Observable Inputs	—
Level 3—Significant Unobservable Inputs	—

Total	$11,376

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

†	Harbor Target Retirement 2050 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the financial statements.

44

Harbor Target Retirement Funds

STATEMENT OF ASSETS AND LIABILITIES—April 30, 2009 (Unaudited)

(All amounts in thousands, except per share amounts)

	Harbor Target Retirement Income Fund	Harbor Target Retirement 2010 Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund
ASSETS
Investments, at identified cost*	$14,250	$517	$2,606	$14,395	$635	$16,742	$295	$12,331	$235	$9,125
Investments in affiliated funds, at value	$15,166	$555	$2,745	$16,064	$653	$19,486	$333	$15,064	$244	$11,376
Receivables for:
Investments in affiliated funds sold	2	—	36	223	—	—	—	—	—	—
Capital shares sold	—	—	—	8	—	6	—	1	5	1
Distributions from affiliated funds	1	—	—	—	—	—	—	—	—	—
Total Assets	15,169	555	2,781	16,295	653	19,492	333	15,065	249	11,377
LIABILITIES
Payables for:
Investments in affiliated funds purchased	—	—	36	231	—	6	—	1	5	1
Capital shares reacquired	2	—	—	—	—	—	—	—	—	—
Total Liabilities	2	—	36	231	—	6	—	1	5	1
NET ASSETS	$15,167	$555	$2,745	$16,064	$653	$19,486	$333	$15,064	$244	$11,376
Net Assets Consist of:
Paid-in capital	$13,991	$505	$2,589	$14,119	$636	$16,315	$296	$12,170	$237	$9,011
Undistributed/(over-distributed) net investment income	50	2	2	60	—	67	1	23	—	8
Accumulated net realized gain/(loss)	210	10	15	216	(1)	360	(2)	138	(2)	106
Unrealized appreciation/(depreciation) of investments	916	38	139	1,669	18	2,744	38	2,733	9	2,251
	$15,167	$555	$2,745	$16,064	$653	$19,486	$333	$15,064	$244	$11,376
NET ASSETS VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$15,147	$535	$2,725	$16,044	$633	$19,466	$313	$15,044	$224	$11,356
Shares of beneficial interest[2]	1,491	53	269	1,590	63	1,956	32	1,539	23	1,174
Net asset value per share[1]	$10.16	$10.13	$10.13	$10.09	$10.02	$9.95	$9.87	$9.77	$9.68	$9.67
Administrative Class
Net assets	$10	$10	$10	$10	$10	$10	$10	$10	$10	$10
Shares of beneficial interest[2]	1	1	1	1	1	1	1	1	1	1
Net asset value per share[1]	$10.16	$10.13	$10.12	$10.09	$10.02	$9.95	$9.87	$9.78	$9.68	$9.68
Investor Class
Net assets	$10	$10	$10	$10	$10	$10	$10	$10	$10	$10
Shares of beneficial interest[2]	1	1	1	1	1	1	1	1	1	1
Net asset value per share[1]	$10.16	$10.13	$10.12	$10.09	$10.02	$9.95	$9.87	$9.78	$9.68	$9.68

*	Including repurchase agreements and short-term investments.

1	Net asset value per share as presented is calculated using whole dollar amounts.

2	Par value $0.01 (unlimited authorizations).

The accompanying notes are an integral part of the financial statements.

45

Harbor Target Retirement Funds

STATEMENT OF OPERATIONS—For the Period January 2, 2009 (Inception) Through April 30, 2009 (Unaudited)

(All amounts in thousands)

	Harbor Target Retirement Income Fund		Harbor Target Retirement 2010 Fund		Harbor Target Retirement 2015 Fund		Harbor Target Retirement 2020 Fund		Harbor Target Retirement 2025 Fund		Harbor Target Retirement 2030 Fund		Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund
Investment Income
Dividends from affiliated funds	$51		$2		$2		$60		$—		$67		$1		$23		$—		$8
Total Investment Income	51		2		2		60		—		67		1		23		—		8
Operating Expenses
12b-1 fees:
Administrative Class	—	[a]	—	[a]	—	[a]	—	[a]	—	[a]	—	[a]	—	[a]	—	[a]	—	[a]	—	[a]
Investor Class	—	[a]	—	[a]	—	[a]	—	[a]	—	[a]	—	[a]	—	[a]	—	[a]	—	[a]	—	[a]
Transfer agent fees:
Investor Class	—	[a]	—	[a]	—	[a]	—	[a]	—	[a]	—	[a]	—	[a]	—	[a]	—	[a]	—	[a]
Total expenses	—	[a]	—	[a]	—	[a]	—	[a]	—	[a]	—	[a]	—	[a]	—	[a]	—	[a]	—	[a]
Other expenses waived	—	[a]	—	[a]	—	[a]	—	[a]	—	[a]	—	[a]	—	[a]	—	[a]	—	[a]	—	[a]
Net expenses	—		—		—		—		—		—		—		—		—		—
Net Investment Income	51		2		2		60		—		67		1		23		—		8
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Affiliated funds	210		10		15		216		(1)		360		(2)		138		(2)		106
Change in net unrealized appreciation/(depreciation) of:
Affiliated funds	916		38		139		1,669		18		2,744		38		2,733		9		2,251
Net gain/(loss) on investment transactions	1,126		48		154		1,885		17		3,104		36		2,871		7		2,357
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,177		$50		$156		$1,945		$17		$3,171		$37		$2,894		$7		$2,365

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the financial statements.

46

Harbor Target Retirement Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Target Retirement Income Fund	Harbor Target Retirement 2010 Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund
	January 2, 2009[a] through April 30, 2009	January 2, 2009[a] through April 30, 2009	January 2, 2009[a] through April 30, 2009	January 2, 2009[a] through April 30, 2009
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Operations
Net investment income	$51	$2	$2	$60
Net realized gain/(loss) on affiliated funds	210	10	15	216
Net unrealized appreciation/(depreciation) of affiliated funds	916	38	139	1,669
Net increase/(decrease) in assets resulting from operations	1,177	50	156	1,945
Distributions to Shareholders
Net investment income:
Institutional Class	(1)	—	—	—
Administrative Class	—	—	—	—
Investor Class	—	—	—	—
Total distributions to shareholders	(1)	—	—	—
Net Increase/(Decrease) Derived from Capital Share Transactions	13,991	505	2,589	14,119
Net increase/(decrease) in net assets	15,167	555	2,745	16,064
Net Assets
Beginning of Period	—	—	—	—
End of period*	$15,167	$555	$2,745	$16,064
* Includes undistributed/(over-distributed) net investment income of :	$50	$2	$2	$60

a	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

47

Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund
January 2, 2009[a] through April 30, 2009	January 2, 2009[a] through April 30, 2009	January 2, 2009[a] through April 30, 2009	January 2, 2009[a] through April 30, 2009	January 2, 2009[a] through April 30, 2009	January 2, 2009[a] through April 30, 2009
(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

$—	$67	$1	$23	$—	$8
(1)	360	(2)	138	(2)	106
18	2,744	38	2,733	9	2,251
17	3,171	37	2,894	7	2,365

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
636	16,315	296	12,170	237	9,011
653	19,486	333	15,064	244	11,376

—	—	—	—	—	—
$653	$19,486	$333	$15,064	$244	$11,376
$—	$67	$1	$23	$—	$8

48

Harbor Target Retirement Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Target Retirement Income Fund	Harbor Target Retirement 2010 Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund
	January 2, 2009[a] through April 30, 2009	January 2, 2009[a] through April 30, 2009	January 2, 2009[a] through April 30, 2009	January 2, 2009[a] through April 30, 2009
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$16,383	$617	$2,595	$14,686
Reinvested distributions	1	—	—	—
Cost of shares reacquired	(2,413)	(132)	(26)	(587)
Net increase/(decrease) in net assets	$13,971	$485	$2,569	$14,099
Administrative Class
Net proceeds from sale of shares	$10	$10	$10	$10
Cost of shares reacquired	—	—	—	—
Net increase/(decrease) in net assets	$10	$10	$10	$10
Investor Class
Net proceeds from sale of shares	$10	$10	$10	$10
Cost of shares reacquired	—	—	—	—
Net increase/(decrease) in net assets	$10	$10	$10	$10
SHARES
Institutional Class
Shares sold	1,735	66	272	1,653
Shares reacquired	(244)	(13)	(3)	(63)
Net increase/(decrease) in shares outstanding	1,491	53	269	1,590
Beginning of period	—	—	—	—
End of period	1,491	53	269	1,590
Administrative Class
Shares sold	1	1	1	1
Shares reacquired	—	—	—	—
Net increase/(decrease) in shares outstanding	1	1	1	1
Beginning of period	—	—	—	—
End of period	1	1	1	1
Investor Class
Shares sold	1	1	1	1
Shares reacquired	—	—	—	—
Net increase/(decrease) in shares outstanding	1	1	1	1
Beginning of period	—	—	—	—
End of period	1	1	1	1

a	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

49

Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund
January 2, 2009[a] through April 30, 2009	January 2, 2009[a] through April 30, 2009	January 2, 2009[a] through April 30, 2009	January 2, 2009[a] through April 30, 2009	January 2, 2009[a] through April 30, 2009	January 2, 2009[a] through April 30, 2009
(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

$616	$19,299	$276	$12,528	$218	$9,526
—	—	—	—	—	—
—	(3,004)	—	(378)	(1)	(535)
$616	$16,295	$276	$12,150	$217	$8,991

$10	$10	$10	$10	$10	$10
—	—	—	—	—	—
$10	$10	$10	$10	$10	$10

$10	$10	$10	$10	$10	$10
—	—	—	—	—	—
$10	$10	$10	$10	$10	$10

63	2,285	32	1,583	23	1,236
—	(329)	—	(44)	—	(62)
63	1,956	32	1,539	23	1,174
—	—	—	—	—	—
63	1,956	32	1,539	23	1,174

1	1	1	1	1	1
—	—	—	—	—	—
1	1	1	1	1	1
—	—	—	—	—	—
1	1	1	1	1	1

1	1	1	1	1	1
—	—	—	—	—	—
1	1	1	1	1	1
—	—	—	—	—	—
1	1	1	1	1	1

50

Harbor Target Retirement Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT INCOME FUND
	Institutional Class		Administrative Class		Investor Class
	4-Month Period Ended April 30, 2009[e]		4-Month Period Ended April 30, 2009[e]		4-Month Period Ended April 30, 2009[e]
	(Unaudited)		(Unaudited)		(Unaudited)
Net asset value beginning of period	$10.00		$10.00		$10.00
Income from Investment Operations
Net Investment income	0.03	[a]	0.04	[a]	0.04	[a]
Net realized and unrealized gain on investments	0.13		0.12		0.12
Total from investment operations	0.16		0.16		0.16
Less Distributions
Dividends from net investment income	—		—		—
Distributions from net realized capital gains[1]	—		—		—
Total distributions	—		—		—
Net asset value end of period	10.16		10.16		10.16
Net assets end of period (000s)	$15,147		$10		$10
Ratios and Supplemental Data (%)[f,g]
Total return	1.60%[b]		1.60%[b]		1.60%[b]
Ratio of total expenses to average net assets	—		—		—
Ratio of net expenses to average net assets	—		—		—
Ratio of net investment income to average net assets	2.14	[a,c]	1.15	[a],c	1.15	[a],c
Portfolio turnover	45	[d]	45	[d]	45	[d]

HARBOR TARGET RETIREMENT 2010 FUND
	Institutional Class		Administrative Class		Investor Class
	4-Month Period Ended April 30, 2009[e]		4-Month Period Ended April 30, 2009[e]		4-Month Period Ended April 30, 2009[e]
	(Unaudited)		(Unaudited)		(Unaudited)
Net asset value beginning of period	$10.00		$10.00		$10.00
Income from Investment Operations
Net investment income	0.04	[a]	0.04	[a]	0.04	[a]
Net realized and unrealized gain on investments	0.09		0.09		0.09
Total from investment operations	0.13		0.13		0.13
Less Distributions
Dividends from net investment income	—		—		—
Distributions from net realized capital gains[1]	—		—		—
Total distributions	—		—		—
Net asset value end of period	10.13		10.13		10.13
Net assets end of period (000s)	$535		$10		$10
Ratios and Supplemental Data (%)[f,g]
Total return	1.30%[b]		1.30%[b]		1.30%[b]
Ratio of total expenses to average net assets	—		—		—
Ratio of net expenses to average net assets	—		—		—
Ratio of net investment income to average net assets	2.39	[a,c]	1.20	[a],c	1.20	[a],c
Portfolio turnover	59	[d]	59	[d]	59	[d]

See page 55 for notes to the Target Retirement Funds Financial Highlights.

The accompanying notes are an integral part of the financial statements.

51

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2015 FUND
	Institutional Class		Administrative Class		Investor Class
	4-Month Period Ended April 30, 2009[e]		4-Month Period Ended April 30, 2009[e]		4-Month Period Ended April 30, 2009[e]
	(Unaudited)		(Unaudited)		(Unaudited)
Net asset value beginning of period	$10.00		$10.00		$10.00
Income from Investment Operations
Net investment income	0.01	[a]	0.04	[a]	0.04	[a]
Net realized and unrealized gain on investments	0.12		0.08		0.08
Total from investment operations	0.13		0.12		0.12
Less Distributions
Dividends from net investment income	—		—		—
Distributions from net realized capital gains[1]	—		—		—
Total distributions	—		—		—
Net asset value end of period	10.13		10.12		10.12
Net assets end of period (000s)	$2,725		$10		$10
Ratios and Supplemental Data (%)[f,g]
Total return	1.30%[b]		1.20%[b]		1.20%[b]
Ratio of total expenses to average net assets	—		—		—
Ratio of net expenses to average net assets	—		—		—
Ratio of net investment income to average net assets	0.76	[a,c]	1.24	[a,c]	1.24	[a,c]
Portfolio turnover	12	[d]	12	[d]	12	[d]

HARBOR TARGET RETIREMENT 2020 FUND
	Institutional Class		Administrative Class		Investor Class
	4-Month Period Ended April 30, 2009[e]		4-Month Period Ended April 30, 2009[e]		4-Month Period Ended April 30, 2009[e]
	(Unaudited)		(Unaudited)		(Unaudited)
Net asset value beginning of period	$10.00		$10.00		$10.00
Income from Investment Operations
Net investment income	0.04	[a]	0.04	[a]	0.04	[a]
Net realized and unrealized gain on investments	0.05		0.05		0.05
Total from investment operations	0.09		0.09		0.09
Less Distributions
Dividends from net investment income	—		—		—
Distributions from net realized capital gains[1]	—		—		—
Total distributions	—		—		—
Net asset value end of period	10.09		10.09		10.09
Net assets end of period (000s)	$16,044		$10		$10
Ratios and Supplemental Data (%)[f,g]
Total return	0.90%[b]		0.90%[b]		0.90%[b]
Ratio of total expenses to average net assets	—		—		—
Ratio of net expenses to average net assets	—		—		—
Ratio of net investment income to average net assets	2.55	[a,c]	1.25	[a,c]	1.25	[a,c]
Portfolio turnover	26	[d]	26	[d]	26	[d]

See page 55 for notes to the Target Retirement Funds Financial Highlights.

The accompanying notes are an integral part of the financial statements.

52

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2025 FUND
	Institutional Class		Administrative Class		Investor Class
	4-Month Period Ended April 30, 2009[e]		4-Month Period Ended April 30, 2009[e]		4-Month Period Ended April 30, 2009[e]
	(Unaudited)		(Unaudited)		(Unaudited)
Net asset value beginning of period	$10.00		$10.00		$10.00
Income from Investment Operations
Net investment income	—	[a]	0.04	[a]	0.04	[a]
Net realized and unrealized gain on investments	0.02		(0.02)		(0.02)
Total from investment operations	0.02		0.02		0.02
Less Distributions
Dividends from net investment income	—		—		—
Distributions from net realized capital gains[1]	—		—		—
Total distributions	—		—		—
Net asset value end of period	10.02		10.02		10.02
Net assets end of period (000s)	$633		$10		$10
Ratios and Supplemental Data (%)[f,g]
Total return	0.20%[b]		0.20%[b]		0.20%[b]
Ratio of total expenses to average net assets	—		—		—
Ratio of net expenses to average net assets	—		—		—
Ratio of net investment income to average net assets	0.74	[a],c	1.13	[a],c	1.13	[a],c
Portfolio turnover	7	[d]	7	[d]	7	[d]

HARBOR TARGET RETIREMENT 2030 FUND
	Institutional Class		Administrative Class		Investor Class
	4-Month Period Ended April 30, 2009[e]		4-Month Period Ended April 30, 2009[e]		4-Month Period Ended April 30, 2009[e]
	(Unaudited)		(Unaudited)		(Unaudited)
Net asset value beginning of period	$10.00		$10.00		$10.00
Income from Investment Operations
Net investment income	0.03	[a]	0.03	[a]	0.03	[a]
Net realized and unrealized gain on investments	(0.08)		(0.08)		(0.08)
Total from investment operations	(0.05)		(0.05)		(0.05)
Less Distributions
Dividends from net investment income	—		—		—
Distributions from net realized capital gains[1]	—		—		—
Total distributions	—		—		—
Net asset value end of period	9.95		9.95		9.95
Net assets end of period (000s)	$19,466		$10		$10
Ratios and Supplemental Data (%)[f,g]
Total return	(0.50)%[b]		(0.50)%[b]		(0.50)%[b]
Ratio of total expenses to average net assets	—		—		—
Ratio of net expenses to average net assets	—		—		—
Ratio of net investment income to average net assets	2.30	[a],c	0.99	[a],c	0.99	[a],c
Portfolio turnover	41	[d]	41	[d]	41	[d]

See page 55 for notes to the Target Retirement Funds Financial Highlights.

The accompanying notes are an integral part of the financial statements.

53

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2035 FUND
	Institutional Class		Administrative Class		Investor Class
	4-Month Period Ended April 30, 2009[e]		4-Month Period Ended April 30, 2009[e]		4-Month Period Ended April 30, 2009[e]
	(Unaudited)		(Unaudited)		(Unaudited)
Net asset value beginning of period	$10.00		$10.00		$10.00
Income from Investment Operations
Net investment income	0.02	[a]	0.02	[a]	0.02	[a]
Net realized and unrealized gain on investments	(0.15)		(0.15)		(0.15)
Total from investment operations	(0.13)		(0.13)		(0.13)
Less Distributions
Dividends from net investment income	—		—		—
Distributions from net realized capital gains[1]	—		—		—
Total distributions	—		—		—
Net asset value end of period	9.87		9.87		9.87
Net assets end of period (000s)	$313		$10		$10
Ratios and Supplemental Data (%)[f,g]
Total return	(1.30)%[b]		(1.30)%[b]		(1.30)%[b]
Ratio of total expenses to average net assets	—		—		—
Ratio of net expenses to average net assets	—		—		—
Ratio of net investment income to average net assets	1.51	[a,c]	0.77	[a,c]	0.77	[a,c]
Portfolio turnover	9	[d]	9	[d]	9	[d]

HARBOR TARGET RETIREMENT 2040 FUND
	Institutional Class		Administrative Class		Investor Class
	4-Month Period Ended April 30, 2009[e]		4-Month Period Ended April 30, 2009[e]		4-Month Period Ended April 30, 2009[e]
	(Unaudited)		(Unaudited)		(Unaudited)
Net asset value beginning of period	$10.00		$10.00		$10.00
Income from Investment Operations
Net investment income	0.02	[a]	0.02	[a]	0.02	[a]
Net realized and unrealized gain on investments	(0.25)		(0.24)		(0.24)
Total from investment operations	(0.23)		(0.22)		(0.22)
Less Distributions
Dividends from net investment income	—		—		—
Distributions from net realized capital gains[1]	—		—		—
Total distributions	—		—		—
Net asset value end of period	9.77		9.78		9.78
Net assets end of period (000s)	$15,044		$10		$10
Ratios and Supplemental Data (%)[f,g]
Total return	(2.30)%[b]		(2.20)%[b]		(2.20)%[b]
Ratio of total expenses to average net assets	—		—		—
Ratio of net expenses to average net assets	—		—		—
Ratio of net investment income to average net assets	1.09	[a,c]	0.51	[a,c]	0.51	[a,c]
Portfolio turnover	17	[d]	17	[d]	17	[d]

See page 55 for notes to the Target Retirement Funds Financial Highlights.

The accompanying notes are an integral part of the financial statements.

54

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2045 FUND
	Institutional Class		Administrative Class		Investor Class
	4-Month Period Ended April 30, 2009[e]		4-Month Period Ended April 30, 2009[e]		4-Month Period Ended April 30, 2009[e]
	(Unaudited)		(Unaudited)		(Unaudited)
Net asset value beginning of period	$10.00		$10.00		$10.00
Income from Investment Operations
Net investment income	0.01	[a]	0.01	[a]	0.01	[a]
Net realized and unrealized gain on investments	(0.33)		(0.33)		(0.33)
Total from investment operations	(0.32)		(0.32)		(0.32)
Less Distributions
Dividends from net investment income	—		—		—
Distributions from net realized capital gains[1]	—		—		—
Total distributions	—		—		—
Net asset value end of period	9.68		9.68		9.68
Net assets end of period (000s)	$224		$10		$10
Ratios and Supplemental Data (%)[f,g]
Total return	(3.20)%[b]		(3.20)%[b]		(3.20)%[b]
Ratio of total expenses to average net assets	—		—		—
Ratio of net expenses to average net assets	—		—		—
Ratio of net investment income to average net assets	0.45	[a],c	0.21	[a],c	0.21	[a],c
Portfolio turnover	6	[d]	6	[d]	6	[d]

HARBOR TARGET RETIREMENT 2050 FUND
	Institutional Class		Administrative Class		Investor Class
	4-Month Period Ended April 30, 2009[e]		4-Month Period Ended April 30, 2009[e]		4-Month Period Ended April 30, 2009[e]
	(Unaudited)		(Unaudited)		(Unaudited)
Net asset value beginning of period	$10.00		$10.00		$10.00
Income from Investment Operations
Net investment income	0.01	[a]	0.01	[a]	0.01	[a]
Net realized and unrealized gain on investments	(0.34)		(0.33)		(0.33)
Total from investment operations	(0.33)		(0.32)		(0.32)
Less Distributions
Dividends from net investment income	—		—		—
Distributions from net realized capital gains[1]	—		—		—
Total distributions	—		—		—
Net asset value end of period	9.67		9.68		9.68
Net assets end of period (000s)	$11,356		$10		$10
Ratios and Supplemental Data (%)[f,g]
Total return	(3.30)%[b]		(3.20)%[b]		(3.20)%[b]
Ratio of total expenses to average net assets	—		—		—
Ratio of net expenses to average net assets	—		—		—
Ratio of net investment income to average net assets	0.47	[a],c	0.24	[a],c	0.24	[a],c
Portfolio turnover	18	[d]	18	[d]	18	[d]

1	Includes both short-term and long-term capital gains.

a	Reflects the Distributor’s and Transfer Agent’s waiver, if any, of its 12b-1 and transfer agent fees, respectively.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Annualized.

d	Unannualized.

e	For the period January 2, 2009 (inception) through April 30, 2009.

f	Amounts do not include the activity of the underlying funds.

g	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the Adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occurred. Ratio of net expenses to average net assets represents the net expenses paid by the Fund but does not include the acquired fund fees and expenses.

The accompanying notes are an integral part of the financial statements.

55

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—April 30, 2009 (Unaudited)

(Currency in thousands)

NOTE 1–ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust consists of 28 separate portfolios. The portfolios covered by this report include a series of ten target retirement funds: Harbor Target Retirement Income Fund, Harbor Target Retirement 2010 Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund and Harbor Target Retirement 2050 Fund; (individually or collectively referred to as a “Fund” or the “Funds,” respectively). The Funds invest in a combination of other funds of the Trust (the “Underlying Funds”). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds and the Underlying Funds.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that certain expenses, subject to the approval of the Trust’s Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.

Security Valuation

The Funds are invested in the Institutional Class shares of the Underlying Funds and are valued at their closing net asset value each business day.

Fair Value Measurements

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the Funds’ current fiscal year.

The various inputs that may be used to determine the value of each Fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs are used in situations where quoted prices or observable inputs are not available. Significant unobservable inputs reflect the Funds’ determination of assumptions that market participants might reasonably use in valuing the securities.

For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy and Level 3 reconciliation, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

56

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Description of the Underlying Funds

In pursuing its investment objectives and programs, each of the Underlying Funds is permitted to engage in a wide range of investment practices. Further information about the Underlying Funds is contained in the statement of additional information, as well as the prospectuses of each of the underlying funds. Because each Fund invests in the Underlying Funds, shareholders of each Fund will be affected by these investment practices of the Underlying Funds in direct proportion to the amount of assets each Fund allocates to the Underlying Funds.

Investment Transactions and Income

Securities transactions are accounted for on the trade date (the day the order to buy or sell is executed). Income and capital gain distributions received from the underlying funds are recorded on the ex-dividend date. Gains and losses on securities sold are determined on the basis of identified cost.

Distribution to Shareholders

Distributions are recorded on the ex-dividend date.

Expenses

Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the Trust. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds.

Class Allocations

Income and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. The 12b-1 and transfer agent fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the fund’s current fiscal year. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

57

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Related Parties

The Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Funds may represent a significant portion of an Underlying Fund’s net assets. At April 30, 2009, each Fund held less than 10% of the outstanding shares of any Underlying Fund.

The Funds, in aggregate, held less than 20% of the total outstanding shares of any Underlying Fund.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of the Underlying Funds’ shares for the four-month period ended April 30, 2009 are as follows:

	Purchases	Sales
Harbor Target Retirement Income Fund	$17,455	$3,415
Harbor Target Retirement 2010 Fund	703	196
Harbor Target Retirement 2015 Fund	2,755	165
Harbor Target Retirement 2020 Fund	16,187	2,008
Harbor Target Retirement 2025 Fund	650	14
Harbor Target Retirement 2030 Fund	20,312	3,930
Harbor Target Retirement 2035 Fund	314	17
Harbor Target Retirement 2040 Fund	13,411	1,217
Harbor Target Retirement 2045 Fund	245	9
Harbor Target Retirement 2050 Fund	9,983	964

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. The Funds do not pay any fees for the services of Harbor Capital.

An advisory agreement for the Funds was in effect during the period ended April 30, 2009. Pursuant to this agreement, Harbor Capital pays all expenses of each Fund, excluding the compensation of the independent trustees and certain other expenses such as extraordinary items and, for the Administrative and Investor Classes, 12b-1 fees and, for the Investor Class, certain transfer agent fees.

Distributor

Harbor Funds Distributors, Inc., a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively, the “12b-1 Plans”), each Fund pays Harbor Funds Distributors compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares and of the Investor Class shares. The 12b-1 Plans compensate Harbor Funds Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

58

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by Harbor Funds Distributors on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors for the actual expenses Harbor Funds Distributors may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if Harbor Funds Distributors’ actual expenses exceed the fee payable to Harbor Funds Distributors at any given time, the Funds will not be obligated to pay more than that fee. If Harbor Funds Distributors’ expenses are less than the fee it receives, Harbor Funds Distributors will retain the full amount of the fee.

Harbor Funds Distributors voluntarily waived its 12b-1 fees during the four-month period ended April 30, 2009. Fees incurred and the related waiver for these services are shown on each Fund’s Statement of Operations.

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. The shareholder servicing agreement is reviewed and approved annually by the Independent Trustees of the Funds and currently provides for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.00% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.00% of the average daily net assets of all Administrative Class shares.
Investor Class	0.12% of the average daily net assets of all Investor Class shares.

Harbor Services Group voluntarily waived its transfer agent fees during the four-month period ended April 30, 2009. Fees incurred and the related waiver for these transfer agent services are shown on each Fund’s Statement of Operations.

Shareholders

On April 30, 2009, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

Harbor Capital, Harbor Funds Distributors, and Harbor Services Group
Harbor Target Retirement Income Fund	7,000
Harbor Target Retirement 2010 Fund	7,000
Harbor Target Retirement 2015 Fund	7,000
Harbor Target Retirement 2020 Fund	7,000
Harbor Target Retirement 2025 Fund	7,000
Harbor Target Retirement 2030 Fund	7,791
Harbor Target Retirement 2035 Fund	7,000
Harbor Target Retirement 2040 Fund	7,000
Harbor Target Retirement 2045 Fund	12,376
Harbor Target Retirement 2050 Fund	7,000

Independent Trustees

The Independent Trustees received no remuneration from the Funds for the four-month period ended April 30, 2009.

59

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION

The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at April 30, 2009 are as follows:

	Identified Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
		Appreciation	(Depreciation)
Harbor Target Retirement Income Fund	$14,250	$916	$—	$916
Harbor Target Retirement 2010 Fund	517	38	—	38
Harbor Target Retirement 2015 Fund	2,606	141	(2)	139
Harbor Target Retirement 2020 Fund	14,395	1,669	—	1,669
Harbor Target Retirement 2025 Fund	635	18	—	18
Harbor Target Retirement 2030 Fund	16,742	2,744	—	2,744
Harbor Target Retirement 2035 Fund	295	38	—	38
Harbor Target Retirement 2040 Fund	12,331	2,733	—	2,733
Harbor Target Retirement 2045 Fund	235	9	—	9
Harbor Target Retirement 2050 Fund	9,125	2,251	—	2,251

NOTE 6—NEW ACCOUNTING PRONOUNCEMENTS

FAS 157-4

In April 2009, FASB Staff Position No. FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“Position 157-4”) was issued, and is effective for interim periods and fiscal years ending after June 15, 2009. Position 157-4 amends FASB Statement No. 157 (“FAS 157”), Fair Value Measurements. Position 157-4 provides for additional guidance for estimating fair value and enhanced detail to FAS 157 fair value hierarchy disclosures. Management is evaluating the application of Position 157-4 to the Funds, and believes the impact will be limited to expanded disclosures resulting from the adoption of Position 157-4 on each Fund’s financial statements.

60

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2008 through April 30, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Each Fund, as a shareholder in underlying Harbor Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Harbor Funds. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Each Fund, as a shareholder in underlying Harbor Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Harbor Funds. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Expenses Paid During Period*	Beginning Account Value (November 1, 2008)	Ending Account Value (April 30, 2009)
Harbor Target Retirement Income Fund
Institutional Class	0.00%
Actual[1]		N/A	N/A	N/A
Hypothetical (5% return)[2]		$0.00	$1,000.00	$1,024.79
Administrative Class	0.00%
Actual[1]		N/A	N/A	N/A
Hypothetical (5% return)[2]		$0.00	$1,000.00	$1,024.79
Investor Class	0.00%
Actual[1]		N/A	N/A	N/A
Hypothetical (5% return)[2]		$0.00	$1,000.00	$1,024.79

61

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE—(Continued)

	Annualized Expense Ratio	Expenses Paid During Period*	Beginning Account Value (November 1, 2008)	Ending Account Value (April 30, 2009)
Harbor Target Retirement 2010
Institutional Class	0.00%
Actual[1]		N/A	N/A	N/A
Hypothetical (5% return)[2]		$0.00	$1,000.00	$1,024.79
Administrative Class	0.00%
Actual[1]		N/A	N/A	N/A
Hypothetical (5% return)[2]		$0.00	$1,000.00	$1,024.79
Investor Class	0.00%
Actual[1]		N/A	N/A	N/A
Hypothetical (5% return)[2]		$0.00	$1,000.00	$1,024.79
Harbor Target Retirement 2015
Institutional Class	0.00%
Actual[1]		N/A	N/A	N/A
Hypothetical (5% return)[2]		$0.00	$1,000.00	$1,024.79
Administrative Class	0.00%
Actual[1]		N/A	N/A	N/A
Hypothetical (5% return)[2]		$0.00	$1,000.00	$1,024.79
Investor Class	0.00%
Actual[1]		N/A	N/A	N/A
Hypothetical (5% return)[2]		$0.00	$1,000.00	$1,024.79
Harbor Target Retirement 2020
Institutional Class	0.00%
Actual[1]		N/A	N/A	N/A
Hypothetical (5% return)[2]		$0.00	$1,000.00	$1,024.79
Administrative Class	0.00%
Actual[1]		N/A	N/A	N/A
Hypothetical (5% return)[2]		$0.00	$1,000.00	$1,024.79
Investor Class	0.00%
Actual[1]		N/A	N/A	N/A
Hypothetical (5% return)[2]		$0.00	$1,000.00	$1,024.79
Harbor Target Retirement 2025
Institutional Class	0.00%
Actual[1]		N/A	N/A	N/A
Hypothetical (5% return)[2]		$0.00	$1,000.00	$1,024.79
Administrative Class	0.00%
Actual[1]		N/A	N/A	N/A
Hypothetical (5% return)[2]		$0.00	$1,000.00	$1,024.79
Investor Class	0.00%
Actual[1]		N/A	N/A	N/A
Hypothetical (5% return)[2]		$0.00	$1,000.00	$1,024.79

62

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE—(Continued)

	Annualized Expense Ratio	Expenses Paid During Period*	Beginning Account Value (November 1, 2008)	Ending Account Value (April 30, 2009)
Harbor Target Retirement 2030
Institutional Class	0.00%
Actual[1]		N/A	N/A	N/A
Hypothetical (5% return)[2]		$0.00	$1,000.00	$1,024.79
Administrative Class	0.00%
Actual[1]		N/A	N/A	N/A
Hypothetical (5% return)[2]		$0.00	$1,000.00	$1,024.79
Investor Class	0.00%
Actual[1]		N/A	N/A	N/A
Hypothetical (5% return)[2]		$0.00	$1,000.00	$1,024.79
Harbor Target Retirement 2035
Institutional Class	0.00%
Actual[1]		N/A	N/A	N/A
Hypothetical (5% return)[2]		$0.00	$1,000.00	$1,024.79
Administrative Class	0.00%
Actual[1]		N/A	N/A	N/A
Hypothetical (5% return)[2]		$0.00	$1,000.00	$1,024.79
Investor Class	0.00%
Actual[1]		N/A	N/A	N/A
Hypothetical (5% return)[2]		$0.00	$1,000.00	$1,024.79
Harbor Target Retirement 2040
Institutional Class	0.00%
Actual[1]		N/A	N/A	N/A
Hypothetical (5% return)[2]		$0.00	$1,000.00	$1,024.79
Administrative Class	0.00%
Actual[1]		N/A	N/A	N/A
Hypothetical (5% return)[2]		$0.00	$1,000.00	$1,024.79
Investor Class	0.00%
Actual[1]		N/A	N/A	N/A
Hypothetical (5% return)[2]		$0.00	$1,000.00	$1,024.79
Harbor Target Retirement 2045
Institutional Class	0.00%
Actual[1]		N/A	N/A	N/A
Hypothetical (5% return)[2]		$0.00	$1,000.00	$1,024.79
Administrative Class	0.00%
Actual[1]		N/A	N/A	N/A
Hypothetical (5% return)[2]		$0.00	$1,000.00	$1,024.79
Investor Class	0.00%
Actual[1]		N/A	N/A	N/A
Hypothetical (5% return)[2]		$0.00	$1,000.00	$1,024.79

63

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE—(Continued)

	Annualized Expense Ratio	Expenses Paid During Period*	Beginning Account Value (November 1, 2008)	Ending Account Value (April 30, 2009)
Harbor Target Retirement 2050
Institutional Class	0.00%
Actual[1]		N/A	N/A	N/A
Hypothetical (5% return)[2]		$0.00	$1,000.00	$1,024.79
Administrative Class	0.00%
Actual[1]		N/A	N/A	N/A
Hypothetical (5% return)[2]		$0.00	$1,000.00	$1,024.79
Investor Class	0.00%
Actual[1]		N/A	N/A	N/A
Hypothetical (5% return)[2]		$0.00	$1,000.00	$1,024.79
*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1	Because the Fund commenced operations on January 2, 2009, it was not in existence for the full six months to calculate the actual expenses paid.

2	The hypothetical expenses reflect amounts as if the Fund had been in existence for the entire half year.

64

Harbor Target Retirement Funds

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURES

The Funds each file a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s website at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT FOR THE HARBOR TARGET RETIREMENT FUNDS

The Investment Company Act requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Trust’s Board of Trustees, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held September 21-22, 2008, the Board, including the Independent Trustees voting separately, considered and approved an Investment Advisory Agreement with Harbor Capital Advisors, Inc., (“Harbor Capital” or the “Adviser”), on behalf of ten Harbor Target Retirement Funds (each, a “Target Retirement Fund” and collectively, the “Target Retirement Funds”), each a newly formed series of the Trust.

In evaluating each Fund’s Investment Advisory Agreement, the Trustees reviewed materials furnished by the Adviser, including information about its affiliates, personnel, and operations and also relied upon their knowledge of the Adviser resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the approval of the Investment Advisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to services rendered by the Adviser. The Trustees also discussed with representatives of the Adviser the Adviser’s ability to manage the Target Retirement Funds using a “fund of funds” structure consisting of underlying funds advised by Harbor Capital and managed by third party subadvisers selected and overseen by Harbor Capital.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of each Investment Advisory Agreement were fair and reasonable and approved each such Investment Advisory Agreement for an initial two year term as being in the best interests of the respective Fund and its future shareholders.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

In considering the Target Retirement Funds’ proposed Investment Advisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the new Investment Advisory Agreement were the following:

•

the nature, extent, and quality of the services expected to be provided by Harbor Capital, including the background, education, expertise and experience of the investment professionals of Harbor Capital to provide services to the Target Retirement Funds;

•	the favorable history, reputation, qualification and background of Harbor Capital;

•

while no fees were proposed to be charged by Harbor Capital for investment advisory services, the fact that Harbor Capital would benefit from assets invested in these funds in the form of increased advisory fees from the underlying Harbor Funds attributable to assets invested in such Funds by the Target Retirement Funds;

65

Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

•	the proposed expense ratios of the Target Retirement Funds relative to the expense ratios of other similar investment companies;

•	information received at regular meetings throughout the year related to services rendered by Harbor Capital;

•

the compensation to be received by Harbor Services Group, the Funds’ transfer agent, and Harbor Funds Distributors, the Fund’s principal underwriter, in consideration of the services each will provide to the Target Retirement Funds, and any other benefits that inure to Harbor Capital and its affiliates as a result of their relationship with the Target Retirement Funds;

•	information received at regular meetings throughout the year related to Harbor Capital’s profitability; and

•	the expected profitability of Harbor Capital with respect to the Target Retirement Funds, including the effect of revenues of Harbor Services Group and Harbor Funds Distributors on such profitability.

Nature, Scope and Extent of Services

The Board evaluated the nature, scope and extent of Harbor Capital’s proposed services in light of the Board’s actual experience with Harbor Capital, as well as materials provided by the Adviser concerning the financial and other resources devoted by Harbor Capital to the Harbor Funds generally, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to the Funds’ operations. The Trustees noted that Harbor Capital had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors.

Investment Performance, Advisory Fees and Expense Ratios

The Board noted that the Investment Advisory Agreement between Harbor Capital and the Target Retirement Funds provides that the Adviser will receive no fee from any of these funds for the Adviser’s services in allocating these funds’ assets among shares of the other Harbor Funds. It was noted that the Adviser would, however, benefit from assets invested in the Target Retirement Funds in the form of increased advisory fees from the underlying Harbor Funds attributable to assets invested in such Funds by the Target Retirement Funds. The Adviser and its affiliates also would benefit from assets invested in the Target Retirement Funds in the form of Rule 12b-1 fees payable on Investor and Administration class shares of the Target Retirement Funds and transfer agency fees payable with respect to the Investor Class, although it is expected that most or all of such fees would be paid out to intermediaries for the purposes of servicing their customers.

The Board considered whether the advisory fees that the shareholders of the Target Retirement Funds would pay indirectly are reasonable in relation to the combined services provided at the Target Retirement Funds’ level and the underlying Harbor Funds’ level. The Board relied in making this determination on the data previously provided to it in connection with the Board’s most recent approval of the advisory fees of the underlying Harbor Funds at the Board of Trustees’ February 2008 meeting.

Profitability

The Trustees noted that Harbor Capital will receive no fee from any of the Target Retirement Funds for the Adviser’s services in allocating the Target Retirement Funds’ assets among shares of the other Harbor Funds. They also noted, that the Harbor Capital would benefit indirectly from assets invested in the Target Retirement Funds in the form of increased advisory fees from the underlying Harbor Funds attributable to assets invested in such Funds by the Target Retirement Funds and that the Board considers the issue of Harbor Capital’s profitability in operating these underlying funds at least annually as part of its annual investment advisory contract review process with respect to all of the Harbor Funds.

Economies of Scale

As the Adviser does not receive a fee from any of the Target Retirement Funds for the Adviser’s services, the Trustees determined that it was unnecessary to consider economies of scale in this context. However, given that the Adviser will benefit from assets invested in the Target Retirement Funds in the form of increased advisory fees from the underlying Harbor Funds, the Board noted that it considers the issue of breakpoints in the Harbor Funds’ fee schedule at least annually as part of its annual investment contract review process for all of the underlying Harbor Funds.

66

Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of June 2009)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. Except as noted, the address of each Trustee and Officer is 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES
Raymond J. Ball (64) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 2006	Sidney Davidson Professor of Accounting, Graduate School of Business, University of Chicago (2000-Present); Advisor, Sensory Networks (computer security firm) (2001-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); and Professor, European Institute of Advanced Studies in Management (1998-Present).	28	None

Howard P. Colhoun (73) Trustee 14114 Mantua Mill Road Glyndon, MD 21071	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	28	None

John P. Gould (70) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-Present); Director of Unext.com (Internet based education company) (1999-2006); and Principal and Executive Vice President of Lexecon Inc. (economics consulting firm) (1994-2004).	28	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Rodger F. Smith (68) Trustee 6 High Ridge Park Stamford, CT 06905	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); Director of Arlington Capital Management (CI) Limited (investment advisory firm) (1992-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	28	None
INTERESTED TRUSTEE
David G. Van Hooser (62)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director, Harbor Services Group, Inc. (2000-Present).	28	None

67

Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS**
Charles F. McCain (39) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (law firm) (1996-2004).

Anmarie S. Kolinski (37) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (since 2007), Vice President – Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (since 2007), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (34) Vice President and Secretary	Since 2007	Senior Vice President and Associate General Counsel (2007-Present), Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), Corporate Secretary (2006-2007) and Compliance Officer (2003-2004), Ariel Investments, LLC; and Vice President and Secretary (2003-2007), Ariel Investment Trust (mutual funds).

Brian L. Collins (40) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.; and Director, U.S. Investment Management Research (1998-2004), Mercer Investment Consulting, Inc.

Charles P. Ragusa (50) Vice President	Since 2007	Executive Vice President (since 2007), Harbor Capital Advisors, Inc.; President (since 2007), Harbor Services Group, Inc.; Executive Vice President (since 2007), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Jodie L. Crotteau (37) Assistant Secretary	Since 2005	Vice President, Secretary and Compliance Director (2007-Present), Assistant Secretary (2005-2007), Compliance Manager (2005-2006), and Regulatory Compliance Specialist (2004-2005), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-Present), Harbor Services Group, Inc.; and Assistant Secretary (2007-Present), Harbor Funds Distributors, Inc.

Susan A. DeRoche (56) Assistant Secretary 33 Arch Street Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

(This document must be preceded or accompanied by a Prospectus.)

68

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee

John P. Gould

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Jodie L. Crotteau

Assistant Secretary

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive, 34th Floor

Chicago, IL 60606-4302

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive, 34th Floor

Chicago, IL 60606-4302

312-443-4400

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

225 Franklin Street

Boston, MA 02110

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

06/2009/200	FD.SAR.T.0409

ITEM 2 – CODE OF ETHICS

Not applicable.

ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 – SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9 – PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the date of the prior Form N-CSR.

ITEM 11 – CONTROLS AND PROCEDURES

(a)	The Principal Executive and Financial Officers concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12 – EXHIBITS

(a)(1)	Not applicable.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed this 29th day of June, 2009 on its behalf by the undersigned, thereunto duly authorized.

HARBOR FUNDS

By:	/s/ David G. Van Hooser
David G. Van Hooser
Chairman, President, Trustee
And Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David G. Van Hooser	Chairman, President, Trustee	June 29, 2009
David G. Van Hooser	and Chief Executive Officer

By: /s/ Anmarie S. Kolinski	Treasurer and Chief	June 29, 2009
Anmarie S. Kolinski	Financial Officer

Exhibit Index

Number	Description

99.CERT1	Certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

99.CERT2	Certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

99.906CERT	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).